UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05084

Mutual of America Investment Corporation
(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y.			10022
(Address of principal executive offices)			(Zip code)

John R. Greed Senior Executive Vice President and Chief Financial Officer Mutual of America Life Insurance Company 320 Park Avenue New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 224-1600

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

ITEM 1.   REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders follows:

DECEMBER 31, 2012

Annual Reports of Investment Options Offered by
Mutual of America Life Insurance Company

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

  320 PARK AVENUE
  NEW YORK NY 10022-6839

February 2013

Dear Contract Owner,

As a valued variable accumulation annuity contract owner, we are pleased to provide you with the annual fund reports for the investment options offered by your contract. Included in this booklet are the annual reports of the Mutual of America Investment Corporation Funds. If you have also selected other investment options, you will receive annual reports for those funds in a separate booklet or booklets. The reports provide an update on each portfolio's performance as of December 31, 2012. Please note that portfolio performance does not take into account the fees charged by the contract. If these fees had been included, the fund's performance would have been lower. As always, past performance cannot predict or guarantee future returns.

Mutual of America has specialized in providing retirement products and related services to organizations and their employees, as well as individuals, for over 65 years. As a mutual company, we do not have stockholders and are not publicly traded. We operate solely for the benefit of our customers, managing the Company for their long-term interest, rather than for the short-term demands of stockholders. Today, as in the past, Mutual of America remains financially strong and is rated among the strongest companies in the life insurance industry by the major independent rating agencies.*

Since 1945, Mutual of America has remained committed to its Mission to offer plan sponsors, plan participants and individuals carefully selected, quality products and services at a competitive price and the personal attention they need to help build and preserve assets for a financially secure future. Integrity, prudence, and reliability are the values that have guided us since our inception and that continue to serve us well.

We hope you find the enclosed information helpful. We appreciate and value your business and look forward to serving you in the future. If you have any questions, please call your local Mutual of America Regional Office or 1-800-468-3785.

Sincerely,

Mutual of America Life Insurance Company

*  While these ratings do not apply to the safety or investment performance of the Separate Account investment funds available under Mutual of America's products, they do reflect the Company's ability to fulfill its General Account obligations, which include its obligations under the Interest Accumulation Account, annuity purchase rate guarantees and annuity benefit payouts, as well as life insurance and disability income payments. Third party ratings are subject to change.

DECEMBER 31, 2012

Annual Reports of Mutual of America
Investment Corporation

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

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MUTUAL OF AMERICA INVESTMENT CORPORATION

We are pleased to present the Mutual of America Investment Corporation (the "Investment Company") Annual Report. This Report includes important information regarding the performance and financial position of the Investment Company's funds for the year ended December 31, 2012.

The Year in Review

In 2012, the economy and equity markets followed similar patterns to those in 2010 and 2011. Each year began with a continuation of a rally spawned by the announcement and implementation of a new, incremental, quantitative easing (QE) program by the Federal Reserve in mid- to late-summer of the prior year. That was followed by a downturn in the early spring caused by worries about outstanding and long-term macroeconomic issues, including the European sovereign debt crisis, deteriorating U.S. economic statistics, global economic implications of a Chinese growth slowdown and angst over high U.S. deficits and growing national debt, as well as extreme partisanship in Congress.

During the summer months, policy decisions were implemented regarding the European debt crisis (2010 and 2011) and the U.S. debt problem (2011), which effectively worked to calm fears. Then, in mid- to late summer, a new, more extensive QE program occurred in the form of government bond purchases — thus injecting more money into the economic system to stimulate lending, borrowing, spending and thus growth. Finally, near the end of each year, U.S. economic data became more positive than it had since the spring of those respective years.

Bond markets, as represented by U.S. Treasury securities, showed a similar pattern, responding to the QE programs with falling prices and rising yields as investors anticipated that the new stimulus would lead to accelerating growth and ultimately higher inflation. This trend would subsequently reverse though, with bond prices rising and interest rates falling, as the data continued to support low inflation and, at best, sluggish growth.

Issues in Europe and China Continue to Impact U.S.

However, 2012 witnessed some significant differences than the prior two years that may portend a brighter future for the global economy. The most significant was the mid-year announcement by Mario Draghi, the Chairman of the European Central Bank (ECB), that the ECB would do "whatever it takes" to resolve the European sovereign debt crisis. In September, he backed that promise with the initiation of an ECB quantitative easing program that was designed to be "open-ended," unlike those of the U.S. Federal Reserve, which had a definite limit in the amount of bonds that the Fed would buy. The almost immediate response was a rapid and dramatic decline in European sovereign bond yields, especially those of Spain, Italy and even Greece — a signal that the crisis phase had passed, at least for the time being.

In addition, serious discussions began regarding establishing a Eurozone-wide banking regulator, a comparable role played by the Federal Reserve in the U.S. At the same time, policy leaders began to float the idea of ultimately establishing some form of centralized administration of Eurozone-wide fiscal policy, with the implicit relinquishment of some individual sovereign independence. All of these actions signaled a firm commitment to the preservation of the European Union and its currency, the Euro. The fear of the consequences of the dissolution of the Eurozone and abandonment of the Euro had been the source of equity market corrections and dangerously rising sovereign yields in the most troubled Eurozone countries.

In the U.S., the Federal Reserve took the lead of the ECB and launched its own open-ended QE program. This suggested tacit cooperation, if not coordination, of monetary policy between these two globally important economic blocs. The Fed took the additional step of stating that QE would continue until the unemployment rate was down to at least 6.5%. This was the first time it used a specific target for the measure of success of the policy. However, the most significant observation is that although the Fed's QE policy has been and continues to consist of regular and large purchases of U.S. Treasury securities, the ECB has not had to buy a single Eurozone sovereign bond. Nevertheless, sovereign yields have dropped to levels that have encouraged private investors to purchase new sovereign debt issues of Spain, Italy, Portugal and even Greece. The verbal commitment of doing whatever it takes has proven sufficient to calm the markets and return them to functionality. In short, the sovereigns can fund themselves without bailouts from the ECB or the emergency backup fund.

Another issue during 2012 that had been of major concern to the markets was the slowdown in China. After peaking near 12% on an annualized basis approximately two years ago, China's Gross Domestic Product (GDP) growth decelerated to around 7.5% over the past two years as policy initiatives aimed at reducing rapidly rising inflation were put into effect. However, evidence over the past six months suggests that the growth slowdown has bottomed. Given that China's growth was the prime driver of global growth over the past decade, the risks to the global economy of a continued slowing in the Chinese economy would only exacerbate the other long-term issues we've discussed.

U.S. Economy Showing Signs of Improvement

In the U.S., the economic data is increasingly more positive than negative, especially in housing, consumer spending, bank lending and job creation. Unemployment fell from a peak of over 10% several years ago to 7.9% in January 2013 according to the Bureau of Labor Statistics. Similarly, claims for unemployment continued to drop after stalling over the past year. The number of jobs created has steadily, though very slowly, risen over that same time period, approaching levels that in the past have indicated self-sustaining recovery.

The -0.1% GDP report for the 4th quarter of 2012 was disappointing and below consensus, and was dragged down by slower export growth, lower inventories and a large drop in defense spending. However, on the positive side, personal consumer spending and residential investment were both strong, and capital spending, especially for equipment and software, was firm. Collectively, these positive contributions offset the negative factors. The inventory decline actually sets up a stronger first quarter, and the GDP deflator, a measure of inflation, rose only 0.6% at an annualized rate. Looking at real final demand, which excludes net exports, the economy grew approximately 1.5% in the 4th quarter, in line with the steady though sluggish average of the past couple of years.

The key exception to these positive indicators has been anemic manufacturing output. The culprits seem to have been a hesitancy by business leaders to commit to expansion — given the uncertainties over the presidential and congressional elections in November of last year — as well as the so-called "fiscal cliff," which was scheduled to hit with full force on January 1, 2013, with the expected impact of up to a 3.5% reduction in GDP growth.

The reelection of President Obama and the loss of seats by the Republicans in both houses of Congress proved nonproblematic for the markets. A potential replay of the partisan stalemate in the 2011 deficit/debt debate was ultimately avoided when the Republicans accepted President Obama's insistence on income tax increases for the rich (i.e., singles earning over $400,000 per year and couples earning over $450,000), and offered suspension of the debt ceiling and deferral of discussions on spending cuts for several months, choosing to defer the battle for another day.

All of these indicators of forward progress on longer-term macro issues and a turn in global economic prospects gave hope that the worst consequences of the 2008 financial crisis would ultimately be resolved. As a result, the markets rallied, reaching cycle highs through year-end and nearing all-time highs early in 2013.

Outlook for 2013 Cautiously Optimistic, with Caveats

At this moment (early February 2013), equity markets are probably extended and due for a modest pullback, but should continue to advance over the course of this year depending on the continued progress on issues discussed above. Of course, despite progress, any one of these issues — the European sovereign debt crisis and the U.S. deficit — could once again spiral into a problem because no final resolutions have yet occurred.

That said, if global growth continues to pick up even only modestly, markets should continue their advance for an extended period of time as corporate profits reaccelerate and confidence in continued progress on macro issues improves. Rising confidence in the future raises the possibility that the financial markets will accord a higher price/earnings (P/E) multiple to future earnings because growth would be viewed as sustainable. Given earnings per share expectations of $105 to $110 and the potential for modest expansion of the P/E multiple, stocks could see a solid positive return in 2013 despite the very strong 16% gain achieved in 2012.

Under these assumptions for growth, the odds are that bond yields would rise, although credit spreads could remain about the same because growth would support corporate credit worthiness. However, given the staggering amount of liquidity central banks have created over the past five years — with more to come — continued global expansion will sooner or later prompt fears of an inflationary spiral. That fear alone will drive rates up rapidly and substantially across the board while credit spreads will widen. But that's a problem for another day.

The total return performance (net of investment management and other operating expenses) for each of the Investment Company Funds is reflected below:

Total Returns — Year Ended December 31, 2012

Equity Index Fund	+15.94%
All America Fund	+14.73%
Small Cap Value Fund	+15.46%
Small Cap Growth Fund	+ 5.62%
Mid Cap Value Fund	+ 11.01%
Mid-Cap Equity Index Fund	+ 17.80%
International Fund	+18.24%

Total Returns — Year Ended December 31, 2012 (Continued)

Composite Fund		+ 11.65%
Retirement Income Fund		+ 7.15%
2010	Retirement Fund	+ 9.69%
2015	Retirement Fund	+10.59%
2020	Retirement Fund	+ 11.69%
2025	Retirement Fund	+12.90%
2030	Retirement Fund	+13.69%
2035	Retirement Fund	+14.39%
2040	Retirement Fund	+14.63%
2045	Retirement Fund	+14.45%
2050	Retirement Fund*	+ 1.83%
Conservative Allocation Fund		+ 7.44%
Moderate Allocation Fund		+10.90%
Aggressive Allocation Fund		+13.41%
Money Market Fund		- 0.17%
Mid-Term Bond Fund		+ 3.33%
Bond Fund		+ 5.79%

*  For the period October 1, 2012 (commencement of operations) through December 31, 2012.

The above performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

The pages which immediately follow include brief discussions of each Fund's performance for the year ended December 31, 2012, compared with its relevant index. Also presented are graphs and tables for each Fund (except for the Money Market Fund and the 2050 Retirement Fund) which illustrate each Fund's respective:

•  Historical total return achieved over specific periods, expressed as an average annual rate and as a cumulative rate;

•  Value in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

•  Historical performance compared to an appropriate index.

Following the discussions and graphs are graphical representations of the asset allocations of each Fund and an illustration of each Fund's operating expenses. The summarized portfolios of each Fund and financial statements are presented in the pages which then follow.

Thank you for your continued investment in our Funds.

Sincerely,

John R. Greed
Chairman of the Board, President
and Chief Executive Officer
Mutual of America Investment Corporation

The views expressed in this Annual Report are subject to change at any time based on market and other conditions and should not be construed as a recommendation. This Report contains forward-looking statements, which speak only as of the date they were made and involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed herein. Readers are cautioned not to place undue reliance on our forward-looking statements, as we assume no obligation to update these forward-looking statements. Readers assume any and all responsibility for any investment decision made as a result of the views expressed herein.

EQUITY INDEX FUND

The Equity Index Fund's objective is to replicate the performance of the S&P 500® Index (S&P 500), which consists of 500 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. The S&P 500 is a market-weighted index of 500 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock's weight in the index proportionate to its market value. The weightings make each company's influence on the S&P 500's performance directly proportional to that company's market value.

The S&P 500 had an overall strong first half of 2012, returning 16% including dividends. The S&P 500 reached its high of 1465 on September 14, 2012. The market hovered between 1420 and 1460 for the next month and then began a correction in mid October of about 8 percent, reaching an intra-quarter low of 1343 on November 15, 2012. Concerns over sovereign defaults in Europe, the U.S. "fiscal cliff" and a potential slowdown in corporate earnings weighed on the market. Despite no resolution to fiscal concerns in Europe and minimal improvement to domestic economic conditions, the market recovered and rallied 6% into the end of 2012. Financials, Consumer Discretionary and Healthcare were the best performing sectors for the year, returning 26.3%, 21.9% and 15.2%, respectively. Utilities and Energy were the worst performing, with returns of -2.9% and 2.3% respectively.

The Equity Index Fund's performance for the year ended December 31, 2012, was 15.94%, in line with the benchmark return of 16.00%. Note that the Equity Index Fund's performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

Equity Index Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,593	15.94%	15.94%
5 Years	$10,750	7.50%	1.46%
10 Years	$19,466	94.66%	6.89%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,600	16.00%	16.00%
5 Years	$10,857	8.57%	1.66%
10 Years	$19,853	98.53%	7.10%

The line representing the performance return of the Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

ALL AMERICA FUND

The investment objective of the All America Fund is to outperform the S&P 500® Index (S&P 500). The All America Fund is approximately 60% invested in the 500 stocks that comprise the S&P 500, with the remaining 40% actively managed, using three different investment approaches. The actively managed portion of the All America Fund is close to being equally distributed between large cap stocks and small cap stocks, with the small cap stocks in turn equally distributed between small cap value and small cap growth stocks.

For the year ended December 31, 2012, the S&P 500 of large capitalization stocks increased by 16.00% on a total return basis, while the Russell 2000® Growth Index was up 14.59% and the Russell 2000® Value Index was up 18.05%.

The All America Fund's return for the year ended December 31, 2012, was 14.73% versus the benchmark return of 16.00%. The underperformance of the Fund was entirely the result of the underperformance of the Small Cap Growth component of the Fund. The Equity Index, Large Cap and Small Cap Value components each outperformed the benchmark.

All America Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,475	14.73%	14.73%
5 Years	$10,950	9.50%	1.83%
10 Years	$19,731	97.31%	7.05%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,600	16.00%	16.00%
5 Years	$10,857	8.57%	1.66%
10 Years	$19,853	98.53%	7.10%

The line representing the performance return of the All America Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP VALUE FUND

The investment objective of the Small Cap Value Fund is to outperform the Russell 2000® Value Index. The Small Cap Value Fund generally invests in companies that are below $3 billion in market capitalization and have lower price-to-book characteristics than the overall market.

For the year ended December 31, 2012, the Small Cap Value Fund returned 15.46% versus an 18.05% return for the Russell 2000 Value Index. Stock selection was the primary driver of negative performance versus the benchmark. Sectors contributing to Fund performance included Healthcare, Industrials and Utilities, while sectors detracting from Fund performance included Technology and Retail.

Small Cap Value Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,547	15.46%	15.46%
5 Years	$13,433	34.33%	6.09%
Since 7/1/05 (Inception)	$16,334	63.34%	6.77%

Russell 2000 Value Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,805	18.05%	18.05%
5 Years	$11,903	19.03%	3.55%
Since 7/1/05 (Inception)	$13,684	36.84%	4.27%

The line representing the performance return of the Small Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP GROWTH FUND

The investment objective of the Small Cap Growth Fund is capital appreciation. The Small Cap Growth Fund invests in growth stocks within the small capitalization marketplace. The Fund returned 5.62% during the year ended December 31, 2012. The Fund's benchmark, the Russell 2000® Growth Index, returned 14.59% for the period.

The year ended December 31, 2012, was a difficult one for active small cap growth managers with less than half outperforming their benchmark, the Russell 2000 Growth Index. Both the Technology and Healthcare sectors had particularly disappointing investment results relative to the returns shown by the benchmark. These two sectors combined accounted for more than half of the Fund's underperformance during the year. The Technology sector, which is usually a leading performer, lagged the benchmark in 2012 due to concerns about enterprise spending and capital expenditures. More specifically, we were particularly challenged in the internet software and services industry. The Healthcare sector was led by the biotechnology industry, which historically generates little profitability. We were too conservative with our stock selections in that industry.

Our best performance was in the Energy and Telecommunication sectors. With our bottom-up stock selection approach, we remain focused on companies that have sustainable top-line growth as opposed to those that have benefited from policy stimulus or margin expansion (reduced operating expenses).

Small Cap Growth Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,563	5.62%	5.62%
5 Years	$11,525	15.25%	2.88%
Since 7/1/05 (Inception)	$14,655	46.55%	5.23%

Russell 2000 Growth Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,459	14.59%	14.59%
5 Years	$11,868	18.68%	3.49%
Since 7/1/05 (Inception)	$15,492	54.92%	6.01%

The line representing the performance return of the Small Cap Growth Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID CAP VALUE FUND

The investment objective of the Mid Cap Value Fund is to outperform the Russell Midcap® Value Index. The Mid Cap Value Fund generally invests in companies that are between $1 billion and $20 billion in market capitalization and have lower price-to-book characteristics.

For the year ended December 31, 2012, the Mid Cap Value Fund returned 11.01% versus an 18.51% return for the Russell Midcap Value Index. Adverse stock selection was the primary driver of performance versus the benchmark. Sectors contributing to Mid Cap Value Fund performance included Basic Materials and Consumer Cyclical while sectors detracting from Fund performance included Industrials and Technology.

Mid Cap Value Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,101	11.01%	11.01%
5 Years	$10,901	9.01%	1.74%
Since 7/1/05 (Inception)	$13,630	36.30%	4.22%

Russell Mid Cap Value Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,851	18.51%	18.51%
5 Years	$12,045	20.45%	3.79%
Since 7/1/05 (Inception)	$15,112	51.12%	5.66%

The line representing the performance return of the Mid Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID-CAP EQUITY INDEX FUND

The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P MidCap 400® Index (S&P MidCap 400). The S&P MidCap 400 is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company's influence on the S&P MidCap 400's performance directly proportional to that company's market value. The companies included in the S&P MidCap 400 tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The S&P MidCap 400 outperformed the S&P 500® for the full year in 2012. The outperformance occurred in the second half of the year when the S&P MidCap 400 returned 9.3% and the S&P 500 returned 6%. This was a reversal of the respective performance during 2011 and was driven by investor demand for growth and in anticipation of increased merger and acquisition activity in 2013. Within the S&P MidCap 400, the Healthcare sector was extremely strong, up 26.3%. Consumer Discretionary, Industrials and Materials also outperformed and were up 21.5%, 20.5% and 20%, respectively. As was the case with the S&P 500, Energy and Utilities were the worst performing sectors with returns of -1.4% and 1.7% respectively.

The Mid-Cap Equity Index Fund's performance for the year ended December 31, 2012, was 17.80%, in line with the 17.88% return of the S&P MidCap 400. Note that the performance of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

Mid-Cap Equity Index Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,781	17.80%	17.80%
5 Years	$12,693	26.93%	4.89%
10 Years	$26,638	166.38%	10.31%

S & P MidCap 400 Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,788	17.88%	17.88%
5 Years	$12,851	28.51%	5.15%
10 Years	$27,224	172.24%	10.53%

The line representing the performance return of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

INTERNATIONAL FUND

The International Fund seeks capital appreciation by investing, directly or indirectly, in stocks of companies located outside of the United States that are reflected or contained in the Morgan Stanley Capital International, Inc. Europe, Australasia and Far East® Index (MSCI EAFE® Index). Currently the International Fund is invested exclusively in exchange traded funds that reflect or closely match the holdings in the MSCI EAFE Index.

For the year ended December 31, 2012, the International Fund returned 18.24%, outperforming the 17.32% return of the benchmark. The fund's benchmark closes earlier in the day than the actual market for the fund's investments. This time lag can result in both positive and negative performance differences. On the last business day of the period, the time lag resulted in the fund outperforming the benchmark.

International Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,824	18.24%	18.24%
5 Years	$8,402	-15.98%	-3.42%
Since 11/5/07 (Inception)	$8,157	-18.43%	-3.88%

MSCI EAFE Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,732	17.32%	17.32%
5 Years	$8,286	-17.14%	-3.69%
Since 11/5/07 (Inception)	$8,063	-19.37%	-4.09%

The line representing the performance return of the International Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

COMPOSITE FUND

The Composite Fund invests in a diversified portfolio of common stocks and fixed-income securities, seeking appreciation and current income. The equity portion of the Composite Fund invests in stocks within the S&P 500® Index (S&P 500).

For the year ended December 31, 2012, the equity portion of the Fund had a total return of 17.23% (before expenses), outperforming the S&P 500 Index by 123 basis points. The primary reason for the outperformance of this portion of the Fund was good stock selection, particularly in the Materials, Financials and Consumer Discretionary sectors.

The equity portion of the Composite Fund maintains sector weights within plus or minus 100 basis points of the S&P 500 Index and does not take positions in individual stocks with overweights of more than 200 basis points. This structural discipline produces a relatively low-risk portfolio that emphasizes stock selection based on strong fundamental analysis.

For the year ended December 31, 2012, the fixed income portion of the Fund had a total return of 5.53% (before expenses), outperforming the Barclays Capital Aggregate Bond Index by 132 basis points. The fixed income portion of the Fund focused on income and capital preservation.

The Federal Reserve maintained its interest rate policies and promised to retain them for some time into the future. These are designed to drive short-term rates to negligible levels and flatten the yield curve so that even long-term Treasury rates remain under three percent. As a result, income needs of market participants were focused on intermediate corporate bonds. This compressed the spread between Treasury and corporate bonds. We expect this to continue throughout the year.

The Fund's primary strategy is to maintain a diversified portfolio of higher-yielding corporate bonds while keeping the duration slightly short in order to guard against incipient inflation. The corporate bond holdings have relatively short maturities and each represents only a small percentage of the entire portfolio. The focus on income, rather than market volatility, will enable the Fund to provide favorable compounded rates of return over meaningful time periods.

For the year ended December 31, 2012, the Composite Fund returned 11.65% compared to the weighted benchmark return of 11.37%, 40% of which is based on the Barclays Capital Aggregate Bond Index and 60% of which is based on the S&P 500. Both components of the Fund contributed to its outperformance.

Composite Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,166	11.65%	11.65%
5 Years	$11,699	16.99%	3.19%
10 Years	$17,555	75.55%	5.80%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,600	16.00%	16.00%
5 Years	$10,857	8.57%	1.66%
10 Years	$19,853	98.53%	7.10%

Barclays Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,421	4.21%	4.21%
5 Years	$13,347	33.47%	5.95%
10 Years	$16,572	65.72%	5.18%

Citigroup 3 - Month T-Bill Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,007	0.07%	0.07%
5 Years	$10,224	2.24%	0.45%
10 Years	$11,823	18.23%	1.69%

The line representing the performance return of the Composite Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return lines of the Indices do not. Past performance is not indicative of future results.

RETIREMENT INCOME FUND

The objective of the Retirement Income Fund is current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Retirement Income Fund invests primarily in the fixed-income funds of the Investment Company and also invests in two equity funds of the Investment Company. The Fund's target allocation is approximately 75% of net assets in fixed-income funds (approximately 30% in the Bond, 40% in the Mid-Term Bond Funds and 5% in the Money Market Fund) and approximately 25% of net assets in equity funds (20% in the Equity Index Fund and 5% in the Mid-Cap Equity Index Fund).

Performance for the Retirement Income Fund is compared to the Barclays Capital Aggregate Bond Index (70% weighting), the Citigroup 3-Month Treasury Bill Index (5% weighting) and the S&P 500® Index (25% weighting). For the year ended December 31, 2012, the Fund returned 7.15% versus a 7.01% return in the weighted benchmark. The small outperformance of the Fund is mainly attributable to the outperformance of the Bond Fund relative to the Barclays Capital Aggregate Bond Index, and the performance of the Mid-Cap Equity Index as compared to the S&P 500 Index.

Retirement Income Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,715	7.15%	7.15%
5 Years	$12,862	28.62%	5.16%
Since 11/5/07 (Inception)	$12,871	28.71%	5.01%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,600	16.00%	16.00%
5 Years	$10,857	8.57%	1.66%
Since 11/5/07 (Inception)	$10,653	6.53%	1.23%

Barclays Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,421	4.21%	4.21%
5 Years	$13,347	33.47%	5.95%
Since 11/5/07 (Inception)	$13,537	35.37%	6.05%

Citigroup 3 - Month T-Bill Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,007	0.07%	0.07%
5 Years	$10,224	2.24%	0.45%
Since 11/5/07 (Inception)	$10,289	2.89%	0.55%

The line representing the performance return of the Retirement Income Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2010 RETIREMENT FUND

The objective of the 2010 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2010. The 2010 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 61% of net assets in fixed-income funds (approximately 25% in the Bond Fund, 31% in the Mid-Term Bond Fund and 5% in the Money Market Fund) and approximately 39% of net assets in equity funds (25% in the Equity Index Fund, 11% in the Mid-Cap Equity Index Fund and 3% in the International Fund).

Performance for the 2010 Retirement Fund is compared to the Barclays Capital Aggregate Bond Index (56% weighting), the Citigroup 3-Month Treasury Bill Index (5% weighting) and the S&P 500® Index (39% weighting). For the year ended December 31, 2012, the Fund returned 9.69% versus an 8.68% return in the weighted benchmark. The outperformance of the Fund is mainly attributable to the outperformance of the Bond Fund relative to the Barclays Capital Aggregate Bond Index, and the Mid-Cap Equity Index and International Funds relative to the S&P 500 Index.

2010 Retirement Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,970	9.69%	9.69%
5 Years	$12,456	24.56%	4.49%
Since 11/5/07 (Inception)	$12,371	23.71%	4.21%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,600	16.00%	16.00%
5 Years	$10,857	8.57%	1.66%
Since 11/5/07 (Inception)	$10,653	6.53%	1.23%

Barclays Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,421	4.21%	4.21%
5 Years	$13,347	33.47%	5.95%
Since 11/5/07 (Inception)	$13,537	35.37%	6.05%

Citigroup 3 - Month T-Bill Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,007	0.07%	0.07%
5 Years	$10,224	2.24%	0.45%
Since 11/5/07 (Inception)	$10,289	2.89%	0.55%

The line representing the performance return of the 2010 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2015 RETIREMENT FUND

The objective of the 2015 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2015. The 2015 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 49% of net assets in equity funds (approximately 28% in the Equity Index Fund, 11% in the Mid-Cap Equity Index Fund, 6% in the International Fund and 2% each in the Small Cap Growth and Small Cap Value Funds) and approximately 51% of net assets in fixed-income funds (25% in the Bond Fund and 26% in the Mid-Term Bond Fund).

Performance for the 2015 Retirement Fund is compared to the S&P 500® Index (49% weighting) and the Barclays Capital Aggregate Bond Index (51% weighting). For the year ended December 31, 2012, the Fund returned 10.59% versus a 10.08% return in the weighted benchmark. The small outperformance of the Fund is mainly attributable to the outperformance of the Bond Fund relative to the Barclays Capital Aggregate Bond Index, and the Mid-Cap Equity Index and International Funds relative to the S&P 500 Index.

2015 Retirement Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,060	10.59%	10.59%
5 Years	$12,147	21.47%	3.96%
Since 11/5/07 (Inception)	$12,004	20.04%	3.60%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,600	16.00%	16.00%
5 Years	$10,857	8.57%	1.66%
Since 11/5/07 (Inception)	$10,653	6.53%	1.23%

Barclays Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,421	4.21%	4.21%
5 Years	$13,347	33.47%	5.95%
Since 11/5/07 (Inception)	$13,537	35.37%	6.05%

The line representing the performance return of the 2015 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2020 RETIREMENT FUND

The objective of the 2020 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2020. The 2020 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 59% of net assets in equity funds (approximately 33% in the Equity Index Fund, 11% in the Mid-Cap Equity Index Fund, 9% in the International Fund and 3% each in the Small Cap Growth and Small Cap Value Funds) and approximately 41% of net assets in fixed-income funds (25% in the Bond Fund and 16% in the Mid-Term Bond Fund).

Performance for the 2020 Retirement Fund is compared to the S&P 500® Index (59% weighting) and the Barclays Capital Aggregate Bond Index (41% weighting). For the year ended December 31, 2012, the Fund returned 11.69% versus an 11.26% return in the weighted benchmark. The small outperformance of the Fund is mainly attributable to the outperformance of the Bond Fund relative to the Barclays Capital Aggregate Bond Index, and the Mid-Cap Equity Index and International Funds relative to the S&P 500 Index.

2020 Retirement Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,169	11.69%	11.69%
5 Years	$11,970	19.70%	3.66%
Since 11/5/07 (Inception)	$11,786	17.86%	3.23%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,600	16.00%	16.00%
5 Years	$10,857	8.57%	1.66%
Since 11/5/07 (Inception)	$10,653	6.53%	1.23%
Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,421	4.21%	4.21%
5 Years	$13,347	33.47%	5.95%
Since 11/5/07 (Inception)	$13,537	35.37%	6.05%

Barclays Capital Aggregate Bond Index

The line representing the performance return of the 2020 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2025 RETIREMENT FUND

The objective of the 2025 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2025. The 2025 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 69% of net assets in equity funds (approximately 37% in the Equity Index Fund, 15% in the Mid-Cap Equity Index Fund, 9% in the International Fund and 4% each in the Small Cap Growth and Small Cap Value Funds) and approximately 31% of net assets in fixed-income funds (23% in the Bond Fund and 8% in the Mid-Term Bond Fund).

Performance for the 2025 Retirement Fund is compared to the S&P 500® Index (69% weighting) and the Barclays Capital Aggregate Bond Index (31% weighting). For the year ended December 31, 2012, the Fund returned 12.90% versus a 12.42% return in the weighted benchmark. The small outperformance of the Fund is mainly attributable to the outperformance of the Bond Fund relative to the Barclays Capital Aggregate Bond Index, and the Mid-Cap Equity Index and International Funds relative to the S&P 500 Index.

2025 Retirement Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,291	12.90%	12.90%
5 Years	$11,794	17.94%	3.35%
Since 11/5/07 (Inception)	$11,564	15.64%	2.85%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,600	16.00%	16.00%
5 Years	$10,857	8.57%	1.66%
Since 11/5/07 (Inception)	$10,653	6.53%	1.23%

Barclays Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,421	4.21%	4.21%
5 Years	$13,347	33.47%	5.95%
Since 11/5/07 (Inception)	$13,537	35.37%	6.05%

The line representing the performance return of the 2025 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2030 RETIREMENT FUND

The objective of the 2030 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2030. The 2030 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 77% of net assets in equity funds (approximately 40% in the Equity Index Fund, 17% in the Mid-Cap Equity Index Fund, 10% in the International Fund and 5% each in the Small Cap Growth and Small Cap Value Funds) and approximately 23% of net assets in the Bond Fund.

Performance for the 2030 Retirement Fund is compared to the S&P 500® Index (77% weighting) and the Barclays Capital Aggregate Bond Index (23% weighting). For the year ended December 31, 2012, the Fund returned 13.69% versus a 13.36% return in the weighted benchmark. The small outperformance of the Fund is mainly attributable to the outperformance of the Bond Fund relative to the Barclays Capital Aggregate Bond Index, and the Mid-Cap Equity Index and International Funds relative to the S&P 500 Index.

2030 Retirement Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,370	13.69%	13.69%
5 Years	$11,772	17.72%	3.31%
Since 11/5/07 (Inception)	$11,511	15.11%	2.76%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,600	16.00%	16.00%
5 Years	$10,857	8.57%	1.66%
Since 11/5/07 (Inception)	$10,653	6.53%	1.23%

Barclays Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,421	4.21%	4.21%
5 Years	$13,347	33.47%	5.95%
Since 11/5/07 (Inception)	$13,537	35.37%	6.05%

The line representing the performance return of the 2030 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2035 RETIREMENT FUND

The objective of the 2035 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2035. The 2035 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 84% of net assets in equity funds (approximately 40% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 12% in the International Fund and 6% each in the Small Cap Growth and Small Cap Value Funds) and approximately 16% of net assets in the Bond Fund.

Performance for the 2035 Retirement Fund is compared to the S&P 500® Index (84% weighting) and the Barclays Capital Aggregate Bond Index (16% weighting). For the year ended December 31, 2012, the Fund returned 14.39% versus a 14.17% return in the weighted benchmark. The small outperformance of the Fund is mainly attributable to the outperformance of the Mid-Cap Equity Index and International Funds relative to the S&P 500 Index, and the Bond Fund relative to the Barclays Capital Aggregate Bond Index.

2035 Retirement Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,440	14.39%	14.39%
5 Years	$11,468	14.68%	2.77%
Since 11/5/07 (Inception)	$11,177	11.77%	2.18%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,600	16.00%	16.00%
5 Years	$10,857	8.57%	1.66%
Since 11/5/07 (Inception)	$10,653	6.53%	1.23%

Barclays Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,421	4.21%	4.21%
5 Years	$13,347	33.47%	5.95%
Since 11/5/07 (Inception)	$13,537	35.37%	6.05%

The line representing the performance return of the 2035 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2040 RETIREMENT FUND

The objective of the 2040 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2040. The 2040 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 88% of net assets in equity funds (approximately 35% in the Equity Index Fund, 23% in the Mid-Cap Equity Index Fund, 14% in the International Fund and 8% each in the Small Cap Growth and Small Cap Value Funds) and approximately 12% of net assets in the Bond Fund.

Performance for the 2040 Retirement Fund is compared to the S&P 500® Index (88% weighting) and the Barclays Capital Aggregate Bond Index (12% weighting). For the year ended December 31, 2012, the Fund returned 14.63%, equal to the 14.63% return in the weighted benchmark. The Fund performed in line with the benchmark index mainly because the Mid-Cap Equity Index and International Funds outperformed the S&P 500 Index, while the Small Cap Growth and Value Funds underperformed the S&P 500 Index.

2040 Retirement Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,464	14.63%	14.63%
5 Years	$11,526	15.26%	2.88%
Since 11/5/07 (Inception)	$11,217	12.17%	2.25%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,600	16.00%	16.00%
5 Years	$10,857	8.57%	1.66%
Since 11/5/07 (Inception)	$10,653	6.53%	1.23%

Barclays Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,421	4.21%	4.21%
5 Years	$13,347	33.47%	5.95%
Since 11/5/07 (Inception)	$13,537	35.37%	6.05%

The line representing the performance return of the 2040 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2045 RETIREMENT FUND

The objective of the 2045 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2045. The 2045 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 90% of net assets in equity funds (approximately 35% in the Equity Index Fund, 21% in the Mid-Cap Equity Index Fund, 16% in the International Fund and 9% each in the Small Cap Growth and Small Cap Value Funds) and approximately 10% of net assets in the Bond Fund.

Performance for the 2045 Retirement Fund is compared to the S&P 500® Index (90% weighting) and the Barclays Capital Aggregate Bond Index (10% weighting). For the year ended December 31, 2012, the Fund returned 14.45% versus a 14.86% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the Small Cap Growth and Value Funds underperforming the S&P 500 Index.

2045 Retirement Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,446	14.45%	14.45%
5 Years	$11,452	14.52%	2.74%
Since 11/5/07 (Inception)	$11,132	11.32%	2.09%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,600	16.00%	16.00%
5 Years	$10,857	8.57%	1.66%
Since 11/5/07 (Inception)	$10,653	6.53%	1.23%

Barclays Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,421	4.21%	4.21%
5 Years	$13,347	33.47%	5.95%
Since 11/5/07 (Inception)	$13,537	35.37%	6.05%

The line representing the performance return of the 2045 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2050 RETIREMENT FUND

The objective of the 2050 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2050. The 2050 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 92% of net assets in equity funds (approximately 35% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 17% in the International Fund and 10% each in the Small Cap Growth and Small Cap Value Funds) and approximately 8% of net assets in the Bond Fund.

Performance for the 2050 Retirement Fund is compared to the S&P 500® Index (92% weighting) and the Barclays Capital Aggregate Bond Index (8% weighting). For the period October 1, 2012 (commencement of operations), through December 31, 2012, the Fund returned 1.83% versus a -0.33% return in the weighted benchmark. The outperformance of the Fund is mainly attributable to the outperformance of the Mid-Cap Equity Index and International Funds relative to the S&P 500 Index.

Since the Fund has been in operation for less than six months, no graphical depiction of performance is being presented at this time.

CONSERVATIVE ALLOCATION FUND

The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Fund invests primarily in the fixed-income funds of the Investment Company and also invests in an equity fund of the Investment Company. The Conservative Allocation Fund's target allocation is approximately 75% of net assets in fixed-income funds (approximately 30% in the Bond Fund and approximately 45% in the Mid-Term Bond Fund) and approximately 25% of net assets in equity funds (Equity Index Fund).

Performance for the Conservative Allocation Fund is compared to the Barclays Capital Aggregate Bond Index (75% weighting) and the S&P 500® Index (25% weighting). For the year ended December 31, 2012, the Conservative Allocation Fund returned 7.44% versus a 7.23% return in the weighted benchmark. The outperformance of the Fund is mainly attributable to the outperformance of the Bond Fund relative to the Barclays Capital Aggregate Bond Index.

Conservative Allocation Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,744	7.44%	7.44%
5 Years	$12,941	29.41%	5.30%
Since 5/20/03 (Inception)	$16,623	66.23%	5.43%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,600	16.00%	16.00%
5 Years	$10,857	8.57%	1.66%
Since 5/20/03 (Inception)	$18,856	88.56%	6.82%

Barclays Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,421	4.21%	4.21%
5 Years	$13,347	33.47%	5.95%
Since 5/20/03 (Inception)	$15,978	59.78%	5.00%

The line representing the performance return of the Conservative Allocation Fund includes expenses, such as transaction costs and management fees of the underlying funds in which the Fund invests, that reduce returns, while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

MODERATE ALLOCATION FUND

The objective of the Moderate Allocation Fund is capital appreciation and current income. The Moderate Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Moderate Allocation Fund's target allocation is approximately 50% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund and approximately 15% of its net assets in the Mid-Cap Equity Index Fund) and approximately 50% of net assets in fixed-income funds (approximately 30% of its net assets in the Bond Fund and approximately 20% of its net assets in the Mid-Term Bond Fund).

Performance for the Moderate Allocation Fund is compared to the S&P 500® Index (50% weighting) and the Barclays Capital Aggregate Bond Index (50% weighting). For the year ended December 31, 2012, the Moderate Allocation Fund returned 10.90% versus a 10.20% return for the weighted benchmark. The outperformance of the Fund is mainly attributable to the outperformance of the Bond Fund relative to the Barclays Capital Aggregate Bond Index, and the Mid-Cap Equity Index Fund relative to the S&P 500 Index.

Moderate Allocation Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,091	10.90%	10.90%
5 Years	$12,703	27.03%	4.91%
Since 5/20/03 (Inception)	$18,625	86.25%	6.69%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,600	16.00%	16.00%
5 Years	$10,857	8.57%	1.66%
Since 5/20/03 (Inception)	$18,856	88.56%	6.82%

Barclays Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,421	4.21%	4.21%
5 Years	$13,347	33.47%	5.95%
Since 5/20/03 (Inception)	$15,978	59.78%	5.00%

The line representing the performance return of the Moderate Allocation Fund includes expenses, such as transaction costs and management fees of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

AGGRESSIVE ALLOCATION FUND

The objective of the Aggressive Allocation Fund is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Aggressive Allocation Fund's target allocation is approximately 75% of net assets in equity funds (approximately 45% of its net assets in the Equity Index Fund, approximately 20% of its net assets in the Mid-Cap Equity Index Fund, approximately 5% of its net assets in the Small Cap Value Fund and approximately 5% of its net assets in the Small Cap Growth Fund) and approximately 25% of net assets in the Bond Fund.

Performance for the Aggressive Allocation Fund is compared to the S&P 500® Index (75% weighting) and the Barclays Capital Aggregate Bond Index (25% weighting). For the year ended December 31, 2012, the Aggressive Allocation Fund returned 13.41% versus a 13.12% return for the weighted benchmark. The small outperformance of the Fund is mainly attributable to the outperformance of the Mid-Cap Equity Index Fund relative to the S&P 500 Index, and the Bond Fund relative to the Barclays Capital Aggregate Bond Index.

Aggressive Allocation Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,343	13.41%	13.41%
5 Years	$12,248	22.48%	4.15%
Since 5/20/03 (Inception)	$20,052	100.52%	7.51%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$11,600	16.00%	16.00%
5 Years	$10,857	8.57%	1.66%
Since 5/20/03 (Inception)	$18,856	88.56%	6.82%

Barclays Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,421	4.21%	4.21%
5 Years	$13,347	33.47%	5.95%
Since 5/20/03 (Inception)	$15,978	59.78%	5.00%

The line representing the performance return of the Aggressive Allocation Fund includes expenses, such as transaction costs and management fees of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

MONEY MARKET FUND

The Money Market Fund's investment objective is to realize current income while maintaining liquidity, investment quality and stability of capital through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies. The Money Market Fund returned 0.13% before expenses and -0.17% after expenses for the year ended December 31, 2012, compared to a 0.07% return for the Citigroup 3-Month Treasury Bill Index. Note that the benchmark performance does not reflect any expenses.

The Federal Reserve maintained a near-zero interest rate policy throughout 2012. This caused money market returns to be extremely low by historical standards. In addition, the supply of eligible investments continued to decrease. The Fund's strategy continued to focus on quality, liquidity and maintaining a relatively short weighted average maturity.

The seven-day effective yield as of February 12, 2013, was -0.17%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees the Separate Account's investments in shares of the Money Market Fund.

MID-TERM BOND FUND

The Mid-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The Mid-Term Bond Fund primarily invests in corporate and U.S. government agency securities, which normally yield more than U.S. Treasury issues.

The Mid-Term Bond Fund emphasized corporate issues during 2012 in order to capture incremental income. The Fund will continue to focus on income, rather than market volatility, to achieve superior returns over market cycles. In addition, the Fund's corporate securities will remain highly diversified in order to shield the portfolio from any credit risk that might arise should the domestic economy weaken.

During 2012, the portfolio duration was extended slightly to 95% of the Barclays Capital Intermediate Government/Credit Bond Index. This will aid performance as long as the Federal Reserve maintains its low income policies. However, the Fund will remain in a position to maintain value if the government's monetary and fiscal policies begin to promote inflation. Even though official inflation numbers are relatively benign, anecdotal evidence suggests the opposite conclusion. At the very least, it is prudent to guard against the potential effects of the enormous debt burden that is being imposed by the federal government.

For the year ended December 31, 2012, the Mid-Term Bond Fund returned 3.92% before expenses and 3.33% after expenses, versus a 3.89% return for the Barclays Capital Intermediate Government/Credit Bond Index. The Fund's emphasis on higher-yielding corporate issues was a major contributor to its pre-expense outperformance.

Mid-Term Bond Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,334	3.33%	3.33%
5 Years	$13,306	33.06%	5.89%
10 Years	$15,746	57.46%	4.66%

Barclays Capital Intermediate

Government/Credit Bond Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,389	3.89%	3.89%
5 Years	$12,870	28.70%	5.18%
10 Years	$15,706	57.06%	4.62%

The line representing the performance return of the Mid-Term Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

BOND FUND

The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk by investing primarily in investment grade, publicly traded debt securities. A secondary objective is preservation of capital. The Bond Fund primarily invests in corporate, U.S. government agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues.

The Federal Reserve continued to emphasize low short-term rates in order to stimulate the economy, re-liquefy the banking system and support the mortgage market. This has also reduced long-term rates to the three percent level as the government made massive purchases of longer-dated issues.

The corporate bond market performed well due to the decline in absolute yields as well as a continuing tightening of the spreads between government and corporate bonds. This was created by a supply/demand imbalance that left investors desperate for quality investments with reasonable income.

The Bond Fund's strategy was to maintain a slightly shorter duration than its benchmark, emphasize relatively short corporate bonds with high yields, establish extreme credit diversification and take a market weight in mortgage-related securities.

The Bond Fund's return for the year ended December 31, 2012, was 5.79%. This compares favorably to the Barclays Capital U.S. Aggregate Bond Index, which returned 4.21% for the period. The Fund's emphasis on higher-yielding corporate issues was a major contributor to its performance.

Bond Fund

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,580	5.79%	5.79%
5 Years	$13,713	37.13%	6.52%
10 Years	$17,345	73.45%	5.66%

Barclays Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/12	of $10,000	Cumu- lative	Average Annual
1 Year	$10,421	4.21%	4.21%
5 Years	$13,347	33.47%	5.95%
10 Years	$16,572	65.72%	5.18%

The line representing the performance return of the Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MUTUAL OF AMERICA INVESTMENT CORPORATION
ASSET ALLOCATIONS AS OF DECEMBER 31, 2012 (Unaudited)

MUTUAL OF AMERICA INVESTMENT CORPORATION
ASSET ALLOCATIONS AS OF DECEMBER 31, 2012 (Unaudited) (Continued)

MUTUAL OF AMERICA INVESTMENT CORPORATION
ASSET ALLOCATIONS AS OF DECEMBER 31, 2012 (Unaudited) (Continued)

MUTUAL OF AMERICA INVESTMENT CORPORATION
ASSET ALLOCATIONS AS OF DECEMBER 31, 2012 (Unaudited) (Continued)

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited)

EXAMPLE

As a shareholder of one of the Mutual of America Investment Corporation Funds, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2012 and held for the entire period ending December 31, 2012.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other funds, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees.

Equity Index Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,077.19	$1.15
Hypothetical (5% return before expenses)	$1,000.00	$1,023.70	$1.12

*  Expenses are equal to the Fund's annual expense ratio of 0.22%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

All America Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,071.52	$2.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$2.80

*  Expenses are equal to the Fund's annual expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

Small Cap Value Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,074.94	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.57

*  Expenses are equal to the Fund's annual expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Small Cap Growth Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,027.87	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.57

*  Expenses are equal to the Fund's annual expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Mid Cap Value Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,053.91	$3.61
Hypothetical (5% return before expenses)	$1,000.00	$1,021.23	$3.56

*  Expenses are equal to the Fund's annual expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Mid-Cap Equity Index Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,085.84	$1.15
Hypothetical (5% return before expenses)	$1,000.00	$1,023.70	$1.12

*  Expenses are equal to the Fund's annual expense ratio of 0.22%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

International Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,087.88	$2.15
Hypothetical (5% return before expenses)	$1,000.00	$1,022.72	$2.08

*  Expenses are equal to the Fund's annual expense ratio of 0.41% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Composite Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,056.96	$2.84
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$2.80

*  Expenses are equal to the Fund's annual expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Retirement Income Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,035.33	$2.56
Hypothetical (5% return before expenses)	$1,000.00	$1,022.26	$2.54

*  Expenses are equal to the Fund's annual expense ratio of 0.50% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2010 Retirement Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,047.59	$2.26
Hypothetical (5% return before expenses)	$1,000.00	$1,022.57	$2.24

*  Expenses are equal to the Fund's annual expense ratio of 0.44% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

2015 Retirement Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,051.91	$2.27
Hypothetical (5% return before expenses)	$1,000.00	$1,022.57	$2.24

*  Expenses are equal to the Fund's annual expense ratio of 0.44% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2020 Retirement Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,057.15	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.52	$2.29

*  Expenses are equal to the Fund's annual expense ratio of 0.45% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2025 Retirement Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,062.90	$2.23
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.19

*  Expenses are equal to the Fund's annual expense ratio of 0.43% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2030 Retirement Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,066.63	$2.18
Hypothetical (5% return before expenses)	$1,000.00	$1,022.67	$2.14

*  Expenses are equal to the Fund's annual expense ratio of 0.42% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

2035 Retirement Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,069.92	$2.13
Hypothetical (5% return before expenses)	$1,000.00	$1,022.72	$2.08

*  Expenses are equal to the Fund's annual expense ratio of 0.41% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2040 Retirement Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,071.05	$2.19
Hypothetical (5% return before expenses)	$1,000.00	$1,022.67	$2.14

*  Expenses are equal to the Fund's annual expense ratio of 0.42% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2045 Retirement Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,070.21	$2.29
Hypothetical (5% return before expenses)	$1,000.00	$1,022.57	$2.24

*  Expenses are equal to the Fund's annual expense ratio of 0.44% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2050 Retirement Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,009.16	$2.32
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.34

*  The Fund was not in operation during the entire period from July 1, 2012 through December 31, 2012. Expenses are equal to the Fund's annual expense ratio of 0.46% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

Conservative Allocation Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,036.74	$2.05
Hypothetical (5% return before expenses)	$1,000.00	$1,022.77	$2.03

*  Expenses are equal to the Fund's annual expense ratio of 0.40% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Moderate Allocation Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,053.39	$1.96
Hypothetical (5% return before expenses)	$1,000.00	$1,022.88	$1.93

*  Expenses are equal to the Fund's annual expense ratio of 0.38% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Aggressive Allocation Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,065.31	$1.92
Hypothetical (5% return before expenses)	$1,000.00	$1,022.93	$1.88

*  Expenses are equal to the Fund's annual expense ratio of 0.37% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Money Market Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$999.14	$1.51
Hypothetical (5% return before expenses)	$1,000.00	$1,023.29	$1.53

*  Expenses are equal to the Fund's annual expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

Mid-Term Bond Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,016.60	$2.79
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$2.80

*  Expenses are equal to the Fund's annual expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Bond Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1 to December 31, 2012
Actual	$1,000.00	$1,028.70	$2.80
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$2.80

*  Expenses are equal to the Fund's annual expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS
CONSUMER DISCRETIONARY (11.1%)
Amazon.com, Inc.*	30,413	$7,637,921
Comcast Corp. Cl A	224,243	8,382,203
Disney (Walt) Co.	146,932	7,315,744
Home Depot, Inc.	127,422	7,881,051
McDonald's Corp.	84,213	7,428,429
Other Securities	2,162,972	84,659,561
		123,304,909
CONSUMER STAPLES (10.2%)
Altria Group, Inc.	170,216	5,348,187
Coca-Cola Co.	323,336	11,720,930
CVS Caremark Corp.	104,583	5,056,588
PepsiCo, Inc.	129,981	8,894,600
Philip Morris Int'l., Inc.	141,302	11,818,499
Proctor & Gamble Co.	229,250	15,563,783
Wal-Mart Stores, Inc.	140,008	9,552,746
Other Securities	1,020,228	45,555,262
		113,510,595
ENERGY (10.6%)
Chevron Corp.	163,568	17,688,244
ConocoPhillips	101,747	5,900,309
Exxon Mobil Corp.	385,191	33,338,278
Occidental Petroleum Corp.	67,526	5,173,167
Schlumberger Ltd.	112,031	7,762,628
Other Securities	1,070,261	47,628,979
		117,491,605
FINANCIALS (14.9%)
American Express Co.	81,644	4,692,897
Bank of America Corp.	902,925	10,473,930
Berkshire Hathaway, Inc. Cl B*	151,595	13,598,072
Citigroup, Inc.	244,654	9,678,512
Goldman Sachs Group, Inc.	36,782	4,691,912
JPMorgan Chase & Co.	313,596	13,788,816
U.S. Bancorp	157,609	5,034,031
Wells Fargo & Co.	409,067	13,981,910
Other Securities	2,539,301	89,613,091
		165,553,171
HEALTH CARE (11.7%)
Abbott Laboratories	132,286	8,664,733
Amgen, Inc.	64,988	5,609,764
Bristol-Myers Squibb Co.	139,014	4,530,466
	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
HEALTH CARE (CONTINUED)
Gilead Sciences, Inc.*	65,514	$4,812,003
Johnson & Johnson	231,161	16,204,386
Merck & Co., Inc.	264,685	10,836,204
Pfizer, Inc.	622,595	15,614,683
UnitedHealth Group, Inc.	84,903	4,605,139
Other Securities	1,082,217	58,343,341
		129,220,719
INDUSTRIALS (9.8%)
3M Co.	53,085	4,928,942
Caterpillar, Inc.	56,262	5,039,950
General Electric Co.	900,808	18,907,960
Union Pacific Corp.	39,613	4,980,146
United Technologies Corp.	69,789	5,723,396
Other Securities	1,272,876	68,668,363
		108,248,757
INFORMATION TECHNOLOGY (18.5%)
Apple, Inc.	81,328	43,350,259
Cisco Systems, Inc.	452,098	8,883,726
eBay, Inc.*	98,068	5,003,429
Google, Inc. Cl A*	22,205	15,751,561
Int'l. Business Machines Corp.	89,033	17,054,271
Intel Corp.	417,262	8,608,115
Microsoft Corp.	637,244	17,033,532
Oracle Corp.	304,888	10,158,868
QUALCOMM, Inc.	144,795	8,980,186
Visa, Inc. Cl A	43,152	6,540,980
Other Securities	2,295,740	63,242,616
		204,607,543
MATERIALS (3.5%)
Other Securities	798,305	38,473,028
TELECOMMUNICATION SERVICES (2.9%)
AT&T, Inc.	477,196	16,086,277
Verizon Communications, Inc.	236,398	10,228,941
Other Securities	494,954	6,300,880
		32,616,098
UTILITIES (3.3%)
Other Securities	946,384	36,537,129
TOTAL INDEXED ASSETS-COMMON STOCKS (Cost: $822,824,420) 96.5%		$1,069,563,554
	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.9%)
U.S. Treasury Bill (1)	A-1+	0.03 - 0.10%	02/14/13 - 04/04/13	$10,100,000	$10,098,858
COMMERCIAL PAPER (2.4%)
Air Products & Chemicals†	A-1	0.13	01/16/13	3,400,000	3,399,816
General Electric Capital Corp.	A-1+	0.12	03/18/13	10,000,000	9,997,465
New Jersey Natural Gas	A-1	0.11	01/14/13	1,300,000	1,299,948
Toyota Motor Credit Corp.	A-1+	0.15 - 0.16	02/15/13 - 02/22/13	9,000,000	8,998,150
Washington Gas Light Co.	A-1	0.13	01/02/13	3,100,000	3,099,989
					26,795,368
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $36,894,226) 3.3%					36,894,226
TEMPORARY CASH INVESTMENTS (2) (Cost: $32,700) 0.0% (3)					32,700
TOTAL INVESTMENTS (Cost: $859,751,346) 99.8%					1,106,490,480
OTHER NET ASSETS 0.2%					2,096,585
NET ASSETS 100.0%					$1,108,587,065

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS
CONSUMER DISCRETIONARY (5.9%)
Amazon.com, Inc.*	3,743	$940,017
Comcast Corp. Cl A	27,683	1,034,791
Disney (Walt) Co.	18,111	901,747
Ford Motor Co.	39,164	507,174
Home Depot, Inc.	15,787	976,426
Starbucks Corp.	7,766	416,413
Other Securities	229,963	10,421,415
		15,197,983
CONSUMER STAPLES (5.4%)
Coca-Cola Co.	39,712	1,439,560
PepsiCo, Inc.	15,968	1,092,690
Philip Morris Int'l., Inc.	17,357	1,451,739
Proctor & Gamble Co.	28,159	1,911,715
Wal-Mart Stores, Inc.	17,212	1,174,375
Other Securities	159,367	6,887,324
		13,957,403
ENERGY (5.6%)
Chevron Corp.	20,131	2,176,966
Exxon Mobil Corp.	47,262	4,090,521
Occidental Petroleum Corp.	8,323	637,625
Schlumberger Ltd.	13,828	958,142
Other Securities	144,402	6,596,550
		14,459,804
FINANCIALS (7.9%)
American Int'l. Group, Inc.*	15,372	542,632
Bank of America Corp.	111,031	1,287,960
Berkshire Hathaway, Inc. Cl B*	18,622	1,670,393
Capital One Financial Corp.	6,055	350,766
Citigroup, Inc.	30,184	1,194,079
Goldman Sachs Group, Inc.	4,536	578,612
JPMorgan Chase & Co.	38,604	1,697,418
Simon Property Group, Inc.	3,138	496,086
Wells Fargo & Co.	50,464	1,724,860
Other Securities	318,025	10,851,818
		20,394,624
HEALTH CARE (6.2%)
Abbott Laboratories	16,331	1,069,681
Gilead Sciences, Inc.*	8,066	592,448
	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
HEALTH CARE (CONTINUED)
Johnson & Johnson	28,496	$1,997,570
Merck & Co., Inc.	32,567	1,333,293
Pfizer, Inc.	76,543	1,919,698
Other Securities	168,705	8,994,613
		15,907,303
INDUSTRIALS (5.2%)
Boeing Co.	6,934	522,546
Caterpillar, Inc.	6,930	620,789
General Electric Co.	111,555	2,341,539
Precision Castparts Corp.	1,485	281,289
Union Pacific Corp.	4,882	613,765
Other Securities	163,659	8,980,213
		13,360,141
INFORMATION TECHNOLOGY (9.8%)
Apple, Inc.	9,998	5,329,229
Cisco Systems, Inc.	55,721	1,094,918
EMC Corp.*	21,880	553,564
Google, Inc. Cl A*	2,737	1,941,546
Int'l. Business Machines Corp.	10,929	2,093,450
Intel Corp.	51,451	1,061,434
MasterCard, Inc. Cl A	1,091	535,986
Microsoft Corp.	78,356	2,094,456
Oracle Corp.	37,424	1,246,968
QUALCOMM, Inc.	17,892	1,109,662
Salesforce.com, inc.*	1,352	227,271
Other Securities	276,527	7,910,017
		25,198,501
MATERIALS (1.9%)
Other Securities	98,426	4,742,277
TELECOMMUNICATION SERVICES (1.6%)
AT&T, Inc.	58,732	1,979,856
Verizon Communications, Inc.	29,234	1,264,955
Other Securities	60,839	774,508
		4,019,319
UTILITIES (1.8%)
Other Securities	116,545	4,500,342
TOTAL INDEXED ASSETS-COMMON STOCKS (Cost: $112,321,645) 51.3%		$131,737,697
	Rating**	Rate	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.4%)
U.S. Treasury Bill (1)	A-1+	0.05%	03/21/13	$1,000,000	$999,867
COMMERCIAL PAPER (0.9%)
General Electric Capital Corp.	A-1+	0.12	03/13/13 - 03/18/13	2,300,000	2,299,354
TOTAL INDEXED ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $3,299,333) 1.3%					3,299,221
TOTAL INDEXED ASSETS (Cost: $115,620,978) 52.6%					$135,036,918

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2012

	Shares	Value
ACTIVE ASSETS:
COMMON STOCKS
CONSUMER DISCRETIONARY (4.9%)
Amazon.com, Inc.*	3,603	$904,857
Disney (Walt) Co.	14,336	713,789
Ford Motor Co.	57,693	747,124
Starbucks Corp.	21,172	1,135,243
Other Securities	338,073	9,012,054
		12,513,067
CONSUMER STAPLES (3.4%)
PepsiCo, Inc.	9,829	672,598
Philip Morris Int'l., Inc.	13,570	1,134,995
Proctor & Gamble Co.	15,488	1,051,480
Wal-Mart Stores, Inc.	17,613	1,201,735
Other Securities	195,112	4,697,684
		8,758,492
ENERGY (4.0%)
Chevron Corp.	6,326	684,094
Energy XXI (Bermuda) Ltd.	27,537	886,416
Exxon Mobil Corp.	25,539	2,210,400
McMoRan Exploration Co.*	70,241	1,127,368
Occidental Petroleum Corp.	7,449	570,668
Other Securities	450,258	4,781,860
		10,260,806
FINANCIALS (8.9%)
American Int'l. Group, Inc.*	14,552	513,686
Bank of America Corp.	52,718	611,529
Berkshire Hathaway, Inc. Cl B*	5,917	530,755
Capital One Financial Corp.	14,184	821,679
Citigroup, Inc.	13,874	548,855
Goldman Sachs Group, Inc.	4,870	621,217
JPMorgan Chase & Co.	31,400	1,380,658
Simon Property Group, Inc.	5,117	808,947
Wells Fargo & Co.	38,762	1,324,885
Other Securities	719,527	15,647,838
		22,810,049
HEALTH CARE (5.6%)
Abbott Laboratories	4,072	266,716
Gilead Sciences, Inc.*	7,228	530,897
Merck & Co., Inc.	21,999	900,639
Pfizer, Inc.	51,541	1,292,648
Other Securities	498,972	11,319,427
		14,310,327
	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
INDUSTRIALS (5.9%)
Boeing Co.	10,566	$796,254
Caterpillar, Inc.	7,729	692,364
General Electric Co.	62,144	1,304,403
Old Dominion Freight Line, Inc.*	29,600	1,014,688
Precision Castparts Corp.	4,211	797,648
Union Pacific Corp.	3,758	472,456
Other Securities	250,139	9,959,222
		15,037,035
INFORMATION TECHNOLOGY (7.4%)
Apple, Inc.	5,401	2,878,893
Cisco Systems, Inc.	14,262	280,248
EMC Corp.*	15,865	401,385
Google, Inc. Cl A*	1,426	1,011,562
Int'l. Business Machines Corp.	5,392	1,032,838
MasterCard, Inc. Cl A	814	399,902
Microsoft Corp.	32,624	872,040
Oracle Corp.	20,533	684,160
QUALCOMM, Inc.	11,609	719,990
Salesforce.com, inc.*	4,512	758,467
Other Securities	435,926	10,024,225
		19,063,710
MATERIALS (2.5%)
Other Securities	288,938	6,493,752
TELECOMMUNICATION SERVICES (0.8%)
AT&T, Inc.	32,277	1,088,058
Other Securities	92,226	869,191
		1,957,249
UTILITIES (1.4%)
Other Securities	99,951	3,665,472
TOTAL ACTIVE ASSETS-COMMON STOCKS (Cost: $95,259,528) 44.8%		$114,869,959
ACTIVE ASSETS:
CONVERTIBLE PREFERRED STOCKS
ENERGY (0.1%)
Energy XXI (Bermuda) Ltd., 7.25%	556	191,225
TOTAL ACTIVE ASSETS-CONVERTIBLE PREFERRED STOCKS (Cost: $55,600) 0.1%		$191,225
	Rating**	Rate	Maturity	Face Amount	Value
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.6%)
General Electric Capital Corp.	A-1+	0.12%	03/13/13 - 03/18/13	$2,000,000	$1,999,436
Toyota Motor Credit Corp.	A-1+	0.15	02/22/13	2,000,000	1,999,593
					3,999,029
TOTAL ACTIVE ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $3,999,096) 1.6%					3,999,029
TOTAL ACTIVE ASSETS (Cost: $99,314,224) 46.5%					119,060,213
TEMPORARY CASH INVESTMENTS (2) (Cost: $1,489,000) 0.6%					1,489,000
TOTAL INVESTMENTS (Cost: $216,424,202) 99.7%					255,586,131
OTHER NET ASSETS 0.3%					651,959
NET ASSETS 100.0%					$256,238,090

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP VALUE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.2%)
Bassett Furniture Industries, Inc.	250,937	$3,129,184
Pep Boys - Manny, Moe & Jack	274,091	2,694,315
Rent-A-Center, Inc.	73,658	2,530,889
Shutterfly, Inc.*	86,812	2,593,074
Wolverine World Wide, Inc.	84,192	3,450,188
Other Securities	472,280	3,514,204
		17,911,854
CONSUMER STAPLES (2.9%)
Prestige Brands Hldgs., Inc.*	170,630	3,417,719
The Pantry, Inc.*	186,980	2,268,067
Other Securities	183,626	2,678,198
		8,363,984
ENERGY (6.2%)
Energy XXI (Bermuda) Ltd.	170,518	5,488,974
McMoRan Exploration Co.*	514,326	8,254,933
PBF Energy, Inc.*	93,886	2,727,388
Other Securities	2,562,348	1,533,073
		18,004,368
FINANCIALS (35.3%)
Brookline Bancorp, Inc.	266,743	2,267,316
Chesapeake Lodging Trust	120,188	2,509,525
Colonial Properties Trust	140,135	2,994,685
EastGroup Properties, Inc.	51,570	2,774,982
Ellington Financial LLC	201,248	4,520,030
Equity Lifestyle Properties, Inc.	55,306	3,721,541
Forest City Enterprises, Inc. Cl A*	193,991	3,132,955
Highwoods Properties, Inc.	86,575	2,895,934
Investors Bancorp, Inc.	131,530	2,338,603
Marlin Business Svcs. Corp.	129,133	2,590,408
National Retail Pptys., Inc.	76,962	2,401,214
PHH Corp.*	104,995	2,388,636
ProAssurance Corp.	98,452	4,153,690
SeaBright Hldgs., Inc.	421,334	4,664,167
Select Income REIT	105,967	2,624,803
Signature Bank*	51,071	3,643,405
SVB Financial Group*	47,850	2,678,165
Symetra Financial Corp.	257,477	3,342,051
Other Securities	2,960,806	46,828,576
		102,470,686
HEALTH CARE (5.3%)
Capital Senior Living Corp.*	136,096	2,543,634
Conceptus, Inc.*	198,804	4,176,872
QLT, Inc.*	462,866	3,638,127
Other Securities	422,078	5,014,961
		15,373,594
	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (12.5%)
Actuant Corp. Cl A	116,737	$3,258,130
Alaska Air Group, Inc.*	80,066	3,450,044
AZZ, Inc.	104,766	4,026,157
Encore Wire Corp.	139,323	4,222,880
Genesee & Wyoming, Inc. Cl A*	57,567	4,379,697
Miller Industries, Inc.	181,808	2,772,572
Mueller Industries, Inc.	127,675	6,387,580
Old Dominion Freight Line, Inc.*	187,675	6,433,499
Other Securities	44,946	1,463,442
		36,394,001
INFORMATION TECHNOLOGY (10.0%)
CommVault Systems, Inc.*	43,379	3,023,950
Richardson Electronics Ltd.	385,634	4,365,377
Other Securities	1,117,077	21,491,071
		28,880,398
MATERIALS (10.6%)
Boise, Inc.	616,526	4,901,382
Crown Hldgs., Inc.*	133,733	4,922,712
Innophos Hldgs., Inc.	86,374	4,016,391
Kaiser Aluminum Corp.	79,388	4,897,446
Silgan Hldgs., Inc.	156,858	6,523,724
Other Securities	655,883	5,591,770
		30,853,425
TELECOMMUNICATION SERVICES (0.6%)
Other Securities	107,770	1,715,698
UTILITIES (5.9%)
Avista Corp.	133,367	3,215,478
Idacorp, Inc.	70,860	3,071,781
PNM Resources, Inc.	146,738	3,009,596
UNS Energy Corp.	85,423	3,623,644
Other Securities	108,886	4,331,658
		17,252,157
TOTAL COMMON STOCKS (Cost: $219,265,972) 95.5%		$277,220,165
CONVERTIBLE PREFERRED STOCKS:
ENERGY (0.5%)
Energy XXI (Bermuda) Ltd., 7.25%	4,255	1,463,422
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost: $425,500) 0.5%		$1,463,422
	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
U.S. Treasury Bill	A-1+	0.03%	04/04/13	$1,000,000	$999,923
COMMERCIAL PAPER (3.6%)
General Electric Capital Corp.	A-1+	0.12	03/18/13	4,000,000	3,998,987
Toyota Motor Credit Corp.	A-1+	0.15	02/22/13	5,000,000	4,998,915
Washington Gas Light Co.	A-1	0.13	01/02/13	1,500,000	1,499,995
					10,497,897
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $11,497,820) 3.9%					11,497,820
TOTAL INVESTMENTS (Cost: $231,189,292) 99.9%					290,181,407
OTHER NET ASSETS 0.1%					153,526
NET ASSETS 100.0%					$290,334,933

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP GROWTH FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (14.2%)
AFC Enterprises, Inc.*	176,415	$4,609,724
American Axle & Mfg. Hldgs., Inc.*	253,328	2,837,274
ANN, Inc.*	70,746	2,394,045
HSN, Inc.	67,787	3,733,708
Monro Muffler Brake, Inc.	69,353	2,425,274
Red Robin Gourmet Burgers, Inc.*	59,023	2,082,922
Rent-A-Center, Inc.	76,019	2,612,013
Shutterfly, Inc.*	94,884	2,834,185
Other Securities	569,662	15,006,687
		38,535,832
CONSUMER STAPLES (4.4%)
Susser Hldgs. Corp.*	66,765	2,302,725
Other Securities	347,500	9,538,457
		11,841,182
ENERGY (5.6%)
Energy XXI (Bermuda) Ltd.	104,372	3,359,735
McMoRan Exploration Co.*	184,367	2,959,090
Oasis Petroleum, Inc.*	71,032	2,258,818
PBF Energy, Inc.*	100,357	2,915,371
Other Securities	320,407	3,795,566
		15,288,580
FINANCIALS (7.5%)
Colonial Properties Trust	104,847	2,240,580
Sabra Health Care REIT, Inc.	101,553	2,205,731
Other Securities	560,492	15,849,504
		20,295,815
HEALTH CARE (20.5%)
BioScrip, Inc.*	234,083	2,521,074
Cubist Pharmaceuticals, Inc.*	64,193	2,699,958
Cyberonics, Inc.*	43,622	2,291,464
HMS Hldgs. Corp.*	90,051	2,334,122
Neogen Corp.*	45,734	2,072,665
PAREXEL International Corp.*	76,921	2,276,092
Questcor Pharmaceuticals, Inc.	82,922	2,215,676
Other Securities	2,210,465	39,506,487
		55,917,538
INDUSTRIALS (18.8%)
Astronics Corp.*	108,361	2,479,300
Astronics Corp. Cl B*	15,932	345,724
	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
AZZ, Inc.	100,373	$3,857,334
Beacon Roofing Supply, Inc.*	65,922	2,193,884
CIRCOR International, Inc.	53,491	2,117,709
EnPro Industries, Inc.*	49,764	2,035,348
Genesee & Wyoming, Inc. Cl A*	47,358	3,602,997
Healthcare Svcs. Group, Inc.	132,401	3,075,675
Old Dominion Freight Line, Inc.*	106,602	3,654,317
On Assignment, Inc.*	150,089	3,043,805
Raven Industries, Inc.	146,113	3,851,539
Robbins & Myers, Inc.	52,524	3,122,552
Smith (A.O.) Corp.	48,990	3,089,799
Sun Hydraulics Corp.	86,631	2,259,336
Teledyne Technologies, Inc.*	43,901	2,856,638
The Advisory Board Co.*	60,592	2,835,100
Other Securities	197,194	6,701,443
		51,122,500
INFORMATION TECHNOLOGY (19.2%)
Cavium, Inc.*	69,224	2,160,481
Cirrus Logic, Inc.*	81,127	2,350,249
CommVault Systems, Inc.*	74,275	5,177,706
iGATE Corp.*	134,067	2,114,237
Imperva, Inc.*	67,785	2,137,261
Informatica Corp.*	75,207	2,280,276
LogMeIn, Inc.*	101,639	2,277,730
MAXIMUS, Inc.	36,520	2,308,794
Parametric Technology Corp.*	99,208	2,233,172
Sourcefire, Inc.*	75,720	3,575,498
WEX, Inc.*	27,594	2,079,760
Other Securities	1,413,321	23,512,151
		52,207,315
MATERIALS (4.3%)
Innophos Hldgs., Inc.	59,487	2,766,146
Other Securities	590,921	8,993,508
		11,759,654
TELECOMMUNICATION SERVICES (0.5%)
Other Securities	87,850	1,398,572
UTILITIES (0.8%)
Northwest Natural Gas Co.	47,851	2,115,014
TOTAL COMMON STOCKS (Cost: $225,502,801) 95.8%		$260,482,002
	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.7%)
U.S. Treasury Bill	A-1+	0.03%	04/04/13	$2,000,000	$1,999,845
COMMERCIAL PAPER (3.5%)
General Electric Capital Corp.	A-1+	0.12	03/18/13	3,000,000	2,999,240
Toyota Motor Credit Corp.	A-1+	0.14 - 0.16	02/14/13 - 02/15/13	5,800,000	5,798,956
Washington Gas Light Co.	A-1	0.13	01/02/13	800,000	799,997
					9,598,193
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $11,598,038) 4.2%					11,598,038
TOTAL INVESTMENTS (Cost: $237,100,839) 100.0%					272,080,040
OTHER NET ASSETS 0.0% (3)					99,748
NET ASSETS 100.0%					$272,179,788

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID CAP VALUE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (7.5%)
Mohawk Industries, Inc.*	8,280	$749,092
Newell Rubbermaid, Inc.	25,777	574,054
V.F. Corp.	3,493	527,338
Other Securities	49,082	2,111,853
		3,962,337
CONSUMER STAPLES (4.8%)
ConAgra Foods, Inc.	31,403	926,389
Dr. Pepper Snapple Group, Inc.	17,601	777,612
J.M. Smucker Co.	6,775	584,276
Other Securities	17,220	256,061
		2,544,338
ENERGY (9.7%)
Energy XXI (Bermuda) Ltd.	33,997	1,094,363
McMoRan Exploration Co.*	83,913	1,346,803
Noble Energy, Inc.	11,367	1,156,479
Range Resources Corp.	10,221	642,185
Other Securities	27,197	917,136
		5,156,966
FINANCIALS (27.9%)
American Financial Group, Inc.	22,519	889,951
Ameriprise Financial, Inc.	15,536	973,020
Aon PLC	13,110	729,047
BOK Financial Corp.	11,843	644,970
Brandywine Realty Trust	42,060	512,711
CBL & Associates Pptys., Inc.	31,240	662,600
Discover Financial Svcs.	12,829	494,558
Duke Realty Corp.	35,710	495,298
Everest Re Group Ltd.	5,685	625,066
Home Properties, Inc.	10,070	617,392
Host Hotels & Resorts, Inc.	34,412	539,236
Kilroy Realty Corp.	10,800	511,596
National Retail Pptys., Inc.	16,449	513,209
People's United Financial, Inc.	40,439	488,908
Vornado Realty Trust	9,825	786,786
Other Securities	248,495	5,394,122
		14,878,470
HEALTH CARE (6.9%)
AmerisourceBergen Corp.	17,615	760,616
CIGNA Corp.	11,462	612,759
Forest Laboratories, Inc.*	14,473	511,186
	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Humana, Inc.	8,584	$589,120
MEDNAX, Inc.*	6,323	502,805
Other Securities	24,091	712,870
		3,689,356
INDUSTRIALS (10.5%)
Joy Global, Inc.	9,020	575,296
Kirby Corp.*	15,712	972,416
Lincoln Electric Hldgs., Inc.	11,981	583,235
Old Dominion Freight Line, Inc.*	21,480	736,334
Triumph Group, Inc.	8,040	525,012
Other Securities	47,734	2,230,608
		5,622,901
INFORMATION TECHNOLOGY (10.0%)
Coherent, Inc.*	9,787	495,418
Informatica Corp.*	19,387	587,814
NCR Corp.*	23,781	605,940
Other Securities	96,594	3,626,001
		5,315,173
MATERIALS (7.5%)
Agnico-Eagle Mines Ltd.	10,372	544,115
Crown Hldgs., Inc.*	42,242	1,554,923
Cytec Industries, Inc.	10,131	697,317
Eastman Chemical Co.	10,522	716,022
Walter Energy, Inc.	13,666	490,336
		4,002,713
TELECOMMUNICATION SERVICES (0.6%)
Other Securities	35,415	293,236
UTILITIES (9.7%)
Ameren Corp.	21,916	673,260
Atmos Energy Corp.	18,147	637,323
Edison International	18,465	834,433
FirstEnergy Corp.	13,882	579,712
Great Plains Energy, Inc.	27,493	558,383
ITC Hldgs. Corp.	9,659	742,874
NV Energy, Inc.	40,396	732,783
Other Securities	6,273	399,904
		5,158,672
TOTAL COMMON STOCKS (Cost: $44,839,472) 95.1%		$50,624,162
	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.2%)
U.S. Treasury Bill	A-1+	0.03%	04/04/13	$650,000	$649,950
COMMERCIAL PAPER (3.5%)
General Electric Capital Corp.	A-1+	0.12	03/13/13	1,200,000	1,199,716
Toyota Motor Credit Corp.	A-1+	0.13	01/23/13	650,000	649,948
					1,849,664
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,499,614) 4.7%					2,499,614
TOTAL INVESTMENTS (Cost: $47,339,086) 99.8%					53,123,776
OTHER NET ASSETS 0.2%					91,394
NET ASSETS 100.0%					$53,215,170

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS
CONSUMER DISCRETIONARY (12.9%)
Advance Auto Parts, Inc.	37,204	$2,691,709
LKQ Corp.*	144,433	3,047,536
Mohawk Industries, Inc.*	27,120	2,453,546
Polaris Industries, Inc.	31,331	2,636,504
PVH Corp.	35,321	3,920,984
Toll Brothers, Inc.*	76,745	2,481,166
Tractor Supply Co.	34,354	3,035,519
Other Securities	2,115,136	58,728,307
		78,995,271
CONSUMER STAPLES (3.7%)
Church & Dwight Co., Inc.	69,677	3,732,597
Energizer Hldgs., Inc.	30,971	2,477,061
Green Mountain Coffee Roasters, Inc.*	60,287	2,493,470
Ralcorp Hldgs., Inc.*	27,198	2,438,301
Other Securities	426,920	11,444,067
		22,585,496
ENERGY (5.9%)
Cimarex Energy Co.	43,045	2,484,988
HollyFrontier Corp.	100,054	4,657,514
Oceaneering Int'l., Inc.	53,414	2,873,139
Plains Exploration & Production Co.*	64,321	3,019,228
Other Securities	900,073	22,874,334
		35,909,203
FINANCIALS (21.0%)
Affiliated Managers Group, Inc.*	25,842	3,363,336
Alleghany Corp.*	8,458	2,836,982
Camden Property Trust	41,136	2,805,887
Essex Property Trust, Inc.	17,757	2,604,064
Everest Re Group Ltd.	25,391	2,791,740
Federal Realty Investment Trust	32,005	3,329,160
New York Community Bancorp, Inc.	219,802	2,879,406
Rayonier, Inc.	60,605	3,141,157
Realty Income Corp.	66,028	2,654,986
SL Green Realty Corp	44,882	3,440,205
The Macerich Co.	67,386	3,928,604
UDR, Inc.	120,630	2,868,581
Other Securities	3,902,991	91,859,640
		128,503,748
	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
HEALTH CARE (9.2%)
Hologic, Inc.*	132,901	$2,662,007
IDEXX Laboratories, Inc.*	27,014	2,506,899
Mettler-Toledo Int'l., Inc.*	15,184	2,935,067
Regeneron Pharmaceuticals, Inc.*	38,556	6,595,774
ResMed, Inc.	73,935	3,073,478
Schein (Henry), Inc.*	43,824	3,526,079
Vertex Pharmaceuticals, Inc.*	107,251	4,498,107
Other Securities	911,318	30,060,460
		55,857,871
INDUSTRIALS (16.7%)
AMETEK, Inc.	121,352	4,559,195
B/E Aerospace, Inc.*	50,595	2,499,393
Hunt (J.B.) Transport Svcs., Inc.	44,855	2,678,292
Kansas City Southern	53,909	4,500,323
Other Securities	2,328,998	87,972,790
		102,209,993
INFORMATION TECHNOLOGY (15.0%)
Alliance Data Systems Corp.*	24,609	3,562,399
ANSYS, Inc.*	46,145	3,107,404
Equinix, Inc.*	24,122	4,973,956
Rackspace Hosting, Inc.*	53,927	4,005,158
Trimble Navigation Ltd.*	61,951	3,703,431
Other Securities	3,444,169	72,326,282
		91,678,630
MATERIALS (7.0%)
Albemarle Corp.	44,465	2,762,166
Ashland, Inc.	35,862	2,883,663
Rock-Tenn Co. Cl A	35,127	2,455,729
Royal Gold, Inc.	32,792	2,666,318
Valspar Corp.	41,441	2,585,918
Other Securities	801,386	29,143,148
		42,496,942
TELECOMMUNICATION SERVICES (0.5%)
Other Securities	124,033	2,997,316
UTILITIES (4.8%)
Alliant Energy Corp.	55,539	2,438,717
OGE Energy Corp.	49,054	2,762,231
Other Securities	879,436	23,757,439
		28,958,387
TOTAL INDEXED ASSETS-COMMON STOCKS (Cost: $490,418,436) 96.7%		$590,192,857
	Rating**	Rate	Face Maturity	Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.7%)
U.S. Treasury Bill (1)	A-1+	0.09 - 0.10%	01/10/13 - 02/21/13	$4,300,000	$4,299,585
COMMERCIAL PAPER (2.4%)
General Electric Capital Corp.	A-1+	0.12	03/18/13	4,000,000	3,998,987
Toyota Motor Credit Corp.	A-1+	0.15 - 0.16	02/15/13 - 02/22/13	7,800,000	7,798,427
Washington Gas Light Co.	A-1	0.13	01/02/13	2,600,000	2,599,991
					14,397,405
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $18,696,990) 3.1%					18,696,990
TEMPORARY CASH INVESTMENTS (2) (Cost: $301,400) 0.1%					301,400
TOTAL INVESTMENTS (Cost: $509,416,826) 99.9%					609,191,247
OTHER NET ASSETS 0.1%					774,221
NET ASSETS 100.0%					$609,965,468

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (INTERNATIONAL FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
COMMON STOCKS:
FINANCIALS (99.5%)
iShares MSCI EAFE Growth Index Fund	162,700	$9,768,508
iShares MSCI EAFE Index Fund	220,600	12,534,492
iShares MSCI EAFE Value Index Fund	200,200	9,739,730
Vanguard MSCI EAFE ETF	1,584,800	55,832,504
Vanguard MSCI Europe ETF	350,300	17,108,652
Vanguard MSCI Pacific ETF	168,500	8,996,215
		113,980,101
TOTAL COMMON STOCKS (Cost: $108,021,891) 99.5%		113,980,101
TOTAL INVESTMENTS (Cost: $108,021,891) 99.5%		113,980,101
OTHER NET ASSETS 0.5%		567,858
NET ASSETS 100.0%		$114,547,959

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.3%)
Amazon.com, Inc.*	5,756	$1,445,562
Disney (Walt) Co.	22,904	1,140,390
Ford Motor Co.	92,449	1,197,215
Starbucks Corp.	33,831	1,814,018
Other Securities	99,145	5,093,638
		10,690,823
CONSUMER STAPLES (6.1%)
PepsiCo, Inc.	15,726	1,076,130
Philip Morris Int'l., Inc.	21,598	1,806,457
Proctor & Gamble Co.	24,483	1,662,151
Wal-Mart Stores, Inc.	28,141	1,920,060
Other Securities	136,582	3,912,006
		10,376,804
ENERGY (6.5%)
Chevron Corp.	10,082	1,090,267
Exxon Mobil Corp.	40,801	3,531,327
Halliburton Co.	25,134	871,898
National Oilwell Varco, Inc.	11,306	772,765
Noble Energy, Inc.	9,679	984,741
Occidental Petroleum Corp.	11,903	911,889
Other Securities	37,682	2,854,410
		11,017,297
FINANCIALS (8.9%)
Bank of America Corp.	84,219	976,940
Berkshire Hathaway, Inc. Cl B*	9,503	852,419
Capital One Financial Corp.	22,847	1,323,527
Citigroup, Inc.	22,177	877,322
Goldman Sachs Group, Inc.	7,861	1,002,749
JPMorgan Chase & Co.	50,495	2,220,265
Simon Property Group, Inc.	8,180	1,293,176
Wells Fargo & Co.	62,372	2,131,875
Other Securities	136,960	4,360,913
		15,039,186
HEALTH CARE (6.6%)
Forest Laboratories, Inc.*	25,575	903,309
Gilead Sciences, Inc.*	11,463	841,957
Merck & Co., Inc.	35,136	1,438,468
	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Mylan, Inc.*	34,259	$941,437
Pfizer, Inc.	79,547	1,995,039
Other Securities	81,470	5,018,349
		11,138,559
INDUSTRIALS (5.8%)
Boeing Co.	16,880	1,272,077
Caterpillar, Inc.	12,290	1,100,938
Cummins, Inc.	8,572	928,776
General Electric Co.	99,279	2,083,866
Precision Castparts Corp.	6,731	1,274,986
Roper Industries, Inc.	8,877	989,608
Other Securities	30,340	2,165,415
		9,815,666
INFORMATION TECHNOLOGY (10.1%)
Apple, Inc.	8,636	4,603,250
Google, Inc. Cl A*	2,290	1,624,457
Int'l. Business Machines Corp.	8,626	1,652,310
Microsoft Corp.	52,135	1,393,569
Oracle Corp.	32,470	1,081,900
QUALCOMM, Inc.	18,564	1,151,339
Salesforce.com, inc.*	7,209	1,211,833
Other Securities	133,533	4,570,049
		17,288,707
MATERIALS (2.1%)
Eastman Chemical Co.	14,395	979,580
Other Securities	57,208	2,585,392
		3,564,972
TELECOMMUNICATION SERVICES (1.5%)
AT&T, Inc.	50,988	1,718,805
CenturyLink, Inc.	11,293	441,782
Other Securities	103,550	443,194
		2,603,781
UTILITIES (1.6%)
Other Securities	65,760	2,787,492
TOTAL COMMON STOCKS (Cost: $76,948,298) 55.5%		$94,323,287
	Rating**	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (6.6%)
U.S. Treasury Note	AA+	0.25%	05/31/14 - 07/15/15	$1,300,000	$1,299,555
U.S. Treasury Strip	AA+	0.00	08/15/21 - 08/15/29	12,850,000	9,851,219
					11,150,774
U.S. GOVERNMENT AGENCIES (13.5%)
MORTGAGE-BACKED OBLIGATIONS (13.5%)
FHARM	AA+	4.64 - 5.77	02/01/36 - 09/01/39	483,199	517,372
FHLMC	AA+	2.50 - 6.00	02/01/25 - 07/01/41	3,351,203	3,581,585
FNMA	AA+	3.50 - 8.00	09/01/16 - 12/25/49	12,700,239	13,880,762
GNMA (4)	AA+	3.50 - 7.00	10/15/24 - 08/20/42	4,151,159	4,529,671
Other Securities				327,911	380,217
					22,889,607

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2012

	Rating**	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (18.7%)
CONSUMER DISCRETIONARY (2.9%)
Other Securities				$4,600,000	$4,891,649
CONSUMER STAPLES (1.1%)
Other Securities				1,675,000	1,816,106
ENERGY (3.0%)
National Oilwell Varco, Inc.	A-	6.13%	08/15/15	250,000	252,488
Noble Drilling Corp.	BBB+	7.50	03/15/19	800,000	967,184
Other Securities				3,600,000	3,871,883
					5,091,555
FINANCIALS (5.7%)
Bank of America Corp.	A-	3.70	09/01/15	250,000	264,285
First Horizon National Corp.	BB+	4.50	05/15/13	1,500,000	1,517,982
Other Securities				7,297,000	7,876,400
					9,658,667
HEALTH CARE (1.5%)
Other Securities				2,250,000	2,483,896
INDUSTRIALS (1.6%)
Other Securities				2,600,000	2,744,473
INFORMATION TECHNOLOGY (0.1%)
Other Securities				200,000	211,180
MATERIALS (1.3%)
Geon Co.	BB-	7.50	12/15/15	1,000,000	1,030,000
Other Securities				1,150,000	1,215,913
					2,245,913
TELECOMMUNICATION SERVICES (0.3%)
CenturyLink, Inc.	BB	5.00	02/15/15	500,000	531,451
UTILITIES (1.2%)
Other Securities				1,890,000	1,997,460
TOTAL LONG-TERM DEBT SECURITIES (Cost: $61,615,438) 38.8%					65,712,731
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (4.8%)
General Electric Capital Corp.	A-1+	0.12	03/18/13	2,800,000	2,799,282
Procter & Gamble Co.†	A-1+	0.15	01/16/13	250,000	249,984
Toyota Motor Credit Corp.	A-1+	0.14 - 0.15	02/14/13 - 02/22/13	5,000,000	4,999,099
					8,048,365
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $8,048,374) 4.8%					8,048,365
TEMPORARY CASH INVESTMENTS (2) (Cost: $934,600) 0.6%					934,600
TOTAL INVESTMENTS (Cost: $147,546,710) 99.7%					169,018,983
OTHER NET ASSETS 0.3%					578,050
NET ASSETS 100.0%					$169,597,033

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (RETIREMENT INCOME FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.0%)	6,393,146	$9,390,938
Equity Index Fund (19.9%)	2,591,460	6,210,784
Mid-Cap Equity Index Fund (5.0%)	955,239	1,557,655
Mid-Term Bond Fund (40.1%)	11,467,988	12,522,103
Money Market Fund (5.0%)	1,300,960	1,561,895
TOTAL INVESTMENTS (Cost: $29,728,136) 100.0%		$31,243,375
OTHER NET ASSETS — 0.0% (3)		(128)
NET ASSETS 100.0%		$31,243,247

MUTUAL OF AMERICA INVESTMENT CORPORATION (2010 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.1%)	3,660,382	$5,376,761
Equity Index Fund (24.9%)	2,225,135	5,332,836
International Fund (3.0%)	916,323	648,422
Mid-Cap Equity Index Fund (11.0%)	1,443,628	2,354,044
Mid-Term Bond Fund (31.0%)	6,106,306	6,667,585
Money Market Fund (5.0%)	893,804	1,073,075
TOTAL INVESTMENTS (Cost: $19,885,714) 100.0%		$21,452,723
OTHER NET ASSETS — 0.0% (3)		(88)
NET ASSETS 100.0%		$21,452,635

MUTUAL OF AMERICA INVESTMENT CORPORATION (2015 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.1%)	19,167,793	$28,155,705
Equity Index Fund (27.8%)	13,051,120	31,278,771
International Fund (6.1%)	9,597,129	6,791,255
Mid-Cap Equity Index Fund (11.0%)	7,560,037	12,327,737
Mid-Term Bond Fund (26.0%)	26,818,584	29,283,695
Small Cap Growth Fund (2.0%)	1,839,521	2,245,115
Small Cap Value Fund (2.0%)	1,672,556	2,255,427
TOTAL INVESTMENTS (Cost: $101,086,700) 100.0%		$112,337,705
OTHER NET ASSETS — 0.0% (3)		(460)
NET ASSETS 100.0%		$112,337,245

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (2020 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.0%)	28,849,093	$42,376,635
Equity Index Fund (32.8%)	23,151,096	55,484,727
International Fund (9.1%)	21,666,342	15,331,840
Mid-Cap Equity Index Fund (11.0%)	11,378,696	18,554,614
Mid-Term Bond Fund (16.1%)	24,839,481	27,122,676
Small Cap Growth Fund (3.0%)	4,153,114	5,068,830
Small Cap Value Fund (3.0%)	3,776,052	5,091,972
TOTAL INVESTMENTS (Cost: $150,457,834) 100.0%		$169,031,294
OTHER NET ASSETS — 0.0% (3)		(693)
NET ASSETS 100.0%		$169,030,601

MUTUAL OF AMERICA INVESTMENT CORPORATION (2025 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (23.1%)	25,416,163	$37,333,980
Equity Index Fund (36.8%)	24,855,316	59,569,121
International Fund (9.1%)	20,747,235	14,681,449
Mid-Cap Equity Index Fund (15.0%)	14,857,728	24,227,679
Mid-Term Bond Fund (8.0%)	11,893,320	12,986,531
Small Cap Growth Fund (4.0%)	5,302,420	6,471,546
Small Cap Value Fund (4.0%)	4,821,065	6,501,164
TOTAL INVESTMENTS (Cost: $142,278,583) 100.0%		$161,771,470
OTHER NET ASSETS — 0.0% (3)		(663)
NET ASSETS 100.0%		$161,770,807

MUTUAL OF AMERICA INVESTMENT CORPORATION (2030 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (23.1%)	20,944,508	$30,765,535
Equity Index Fund (39.8%)	22,144,736	53,072,850
International Fund (10.1%)	18,996,322	13,442,443
Mid-Cap Equity Index Fund (17.0%)	13,877,060	22,628,558
Small Cap Growth Fund (5.0%)	5,462,548	6,666,980
Small Cap Value Fund (5.0%)	4,966,269	6,696,970
TOTAL INVESTMENTS (Cost: $115,735,566) 100.0%		$133,273,336
OTHER NET ASSETS — 0.0% (3)		(546)
NET ASSETS 100.0%		$133,272,790

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (2035 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (16.1%)	11,664,761	$17,134,450
Equity Index Fund (39.8%)	17,730,782	42,494,213
International Fund (12.1%)	18,251,579	12,915,438
Mid-Cap Equity Index Fund (20.0%)	13,071,709	21,315,316
Small Cap Growth Fund (6.0%)	5,248,311	6,405,505
Small Cap Value Fund (6.0%)	4,771,531	6,434,366
TOTAL INVESTMENTS (Cost: $92,092,566) 100.0%		$106,699,288
OTHER NET ASSETS — 0.0% (3)		(437)
NET ASSETS 100.0%		$106,698,851

MUTUAL OF AMERICA INVESTMENT CORPORATION (2040 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (12.0%)	7,704,355	$11,316,981
Equity Index Fund (34.9%)	13,662,133	32,743,147
International Fund (14.1%)	18,751,460	13,269,170
Mid-Cap Equity Index Fund (23.0%)	13,237,849	21,586,232
Small Cap Growth Fund (8.0%)	6,162,354	7,521,085
Small Cap Value Fund (8.0%)	5,602,572	7,555,018
TOTAL INVESTMENTS (Cost: $80,714,140) 100.0%		$93,991,633
OTHER NET ASSETS — 0.0% (3)		(385)
NET ASSETS 100.0%		$93,991,248

MUTUAL OF AMERICA INVESTMENT CORPORATION (2045 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (10.0%)	8,080,848	$11,870,014
Equity Index Fund (34.9%)	17,194,929	41,209,968
International Fund (16.1%)	26,972,457	19,086,627
Mid-Cap Equity Index Fund (21.0%)	15,212,109	24,805,549
Small Cap Growth Fund (9.0%)	8,725,252	10,649,075
Small Cap Value Fund (9.0%)	7,932,750	10,697,242
TOTAL INVESTMENTS (Cost: $102,022,522) 100.0%		$118,318,475
OTHER NET ASSETS — 0.0% (3)		(485)
NET ASSETS 100.0%		$118,317,990

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (2050 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.0%)	115,525	$169,695
Equity Index Fund (34.9%)	307,810	737,707
International Fund (17.1%)	512,298	362,519
Mid-Cap Equity Index Fund (20.0%)	259,278	422,790
Small Cap Growth Fund (10.0%)	173,600	211,877
Small Cap Value Fund (10.0%)	157,660	212,603
TOTAL INVESTMENTS (Cost: $2,080,019) 100.0%		$2,117,191
OTHER NET ASSETS — 0.0% (3)		(9)
NET ASSETS 100.0%		$2,117,182

MUTUAL OF AMERICA INVESTMENT CORPORATION (CONSERVATIVE ALLOCATION FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.3%)	17,803,214	$26,151,266
Equity Index Fund (24.6%)	8,851,114	21,212,889
Mid-Term Bond Fund (45.1%)	35,713,076	38,995,751
TOTAL INVESTMENTS (Cost: $79,794,318) 100.0%		$86,359,906
OTHER NET ASSETS		—
NET ASSETS 100.0%		$86,359,906

MUTUAL OF AMERICA INVESTMENT CORPORATION (MODERATE ALLOCATION FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.3%)	46,473,212	$68,264,826
Equity Index Fund (34.4%)	32,325,478	77,472,372
Mid-Cap Equity Index Fund (15.2%)	20,993,570	34,233,059
Mid-Term Bond Fund (20.1%)	41,427,042	45,234,933
TOTAL INVESTMENTS (Cost: $193,148,223) 100.0%		$225,205,190
OTHER NET ASSETS		—
NET ASSETS 100.0%		$225,205,190

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE ALLOCATION FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.4%)	32,332,875	$47,493,987
Equity Index Fund (44.5%)	34,670,024	83,091,393
Mid-Cap Equity Index Fund (20.4%)	23,359,792	38,091,527
Small Cap Growth Fund (4.7%)	7,256,078	8,855,963
Small Cap Value Fund (5.0%)	6,959,101	9,384,286
TOTAL INVESTMENTS (Cost: $157,985,430) 100.0%		$186,917,156
OTHER NET ASSETS		—
NET ASSETS 100.0%		$186,917,156

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MONEY MARKET FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (8.9%)
U.S. Treasury Bill	A-1+	0.05%	03/28/13	$8,000,000	$7,999,292
U.S. GOVERNMENT AGENCIES (22.7%)
FHLB	A-1+	0.08	04/08/13	4,530,000	4,529,024
FHLB	A-1+	0.09	02/05/13	640,000	639,944
FHLB	A-1+	0.11	03/15/13	6,500,000	6,498,550
FHLMC	A-1+	0.09	04/03/13	739,000	738,839
FHLMC	A-1+	0.11	02/19/13	1,905,000	1,904,715
FHLMC	A-1+	0.11	03/04/13	1,101,000	1,100,791
FNMA	A-1+	0.11	03/13/13	5,000,000	4,999,022
					20,410,885
COMMERCIAL PAPER (67.2%)
Air Products & Chemicals†	A-1	0.13	01/14/13	500,000	499,977
Air Products & Chemicals†	A-1	0.13	01/16/13	1,600,000	1,599,913
Air Products & Chemicals†	A-1	0.15	01/02/13	1,600,000	1,599,993
Baker Hughes, Inc.†	A-1	0.14	02/19/13	2,950,000	2,949,438
Baker Hughes, Inc.†	A-1	0.15	01/07/13	750,000	749,981
Coca-Cola Co.†	A-1+	0.12	02/13/13	950,000	949,864
Danaher Corp.†	A-1	0.15	01/02/13	1,000,000	999,996
Disney (Walt) Co.†	A-1	0.12	02/15/13	3,700,000	3,699,445
General Electric Capital Corp.	A-1+	0.12	03/13/13	3,700,000	3,699,013
Google, Inc.†	A-1+	0.13	03/06/13	1,100,000	1,099,789
Google, Inc.†	A-1+	0.14	01/04/13	2,000,000	1,999,977
Kimberly-Clark Worldwide†	A-1	0.08	01/09/13	2,450,000	2,449,956
Kimberly-Clark Worldwide†	A-1	0.09	01/14/13	1,250,000	1,249,959
National Rural Utilities	A-1	0.14	02/07/13	3,700,000	3,699,468
New Jersey Natural Gas	A-1	0.14	01/07/13	3,800,000	3,799,911
Praxair, Inc.	A-1	0.10	01/04/13	3,700,000	3,699,969
Precision Castparts Corp.†	A-1	0.18	01/11/13	3,700,000	3,699,815
Private Export Funding Corp.†	A-1	0.16	01/15/13	2,000,000	1,999,876
Rockwell Collins, Inc.†	A-1	0.12	01/11/13	3,700,000	3,699,877
Sysco Corp.†	A-1	0.09	01/02/13	3,700,000	3,699,991
Toyota Motor Credit Corp.	A-1+	0.21	01/16/13	3,700,000	3,699,676
Unilever Capital Corp.†	A-1	0.16	02/04/13	3,700,000	3,699,441
Wal-Mart Stores, Inc.†	A-1+	0.11	01/24/13	1,400,000	1,399,902
Washington Gas Light Co.	A-1	0.15	01/10/13	300,000	299,989
Washington Gas Light Co.	A-1	0.15	01/16/13	3,500,000	3,499,781
					60,444,997
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $88,854,791) 98.8%					88,855,174
TEMPORARY CASH INVESTMENTS (2) (Cost: $1,078,600) 1.2%					1,078,600
TOTAL INVESTMENTS (Cost: $89,933,391) 100.0%					89,933,774
OTHER NET ASSETS (0.0%) (3)					(1,068)
NET ASSETS 100.0%					$89,932,706

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Rating**	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (46.5%)
U.S. Treasury Note	AA+	0.13 - 3.25%	12/31/14 - 12/31/19	$103,500,000	$108,191,439
U.S. Treasury Strip	AA+	0.00	08/15/17 - 08/15/18	75,000,000	71,614,454
					179,805,893
U.S. GOVERNMENT AGENCIES (11.9%)
MORTGAGE-BACKED OBLIGATIONS (0.0%) (3)
FHLMC	AA+	6.00 - 8.50	02/01/14 - 03/15/21	28,703	30,576
FNMA	AA+	6.50 - 8.00	08/01/13 - 06/01/17	1,214	1,227
					31,803
NON-MORTGAGE-BACKED OBLIGATIONS (11.9%)
FFCB	AA+	4.95 - 5.10	08/05/13 - 10/10/14	17,500,000	18,677,200
FHLB	AA+	1.38	05/28/14	17,000,000	17,290,678
FNMA	AA+	1.25	02/27/14	10,000,000	10,133,370
					46,101,248
CORPORATE DEBT (40.5%)
CONSUMER DISCRETIONARY (3.3%)
AutoZone, Inc.	BBB	4.00 - 6.50	01/15/14 - 11/15/20	1,700,000	1,814,908
Hyatt Hotels Corp.	BBB	3.88	08/15/16	1,525,000	1,623,896
Hyatt Hotels Corp.†	BBB	5.75	08/15/15	200,000	219,555
Kohl's Corp.	BBB+	3.25 - 4.00	11/01/21 - 02/01/23	1,700,000	1,737,263
Marriott International, Inc.	BBB	3.00 - 5.63	02/15/13 - 03/01/19	1,950,000	1,989,077
Other Securities				5,350,000	5,564,688
					12,949,387
CONSUMER STAPLES (3.3%)
Avon Products, Inc.	BBB-	6.50	03/01/19	1,800,000	1,941,899
Energizer Hldgs., Inc.	BBB-	4.70	05/19/21	1,700,000	1,821,946
Flowers Foods, Inc.	BBB-	4.38	04/01/22	1,500,000	1,537,665
Other Securities				7,125,000	7,423,287
					12,724,797
ENERGY (3.2%)
Energen Corp.	BBB	4.63	09/01/21	1,500,000	1,562,850
Marathon Petroleum Corp.	BBB	3.50	03/01/16	1,500,000	1,596,764
Murphy Oil Corp.	BBB	2.50	12/01/17	1,750,000	1,760,792
Other Securities				7,105,000	7,503,487
					12,423,893
FINANCIALS (13.3%)
Aflac, Inc.	A-	2.65	02/15/17	1,500,000	1,576,832
Hartford Financial Svcs.	BBB	4.00 - 5.50	10/15/16 - 10/15/17	1,850,000	2,047,828
HCP, Inc.	BBB+	5.65 - 6.00	12/15/13 - 01/30/17	1,750,000	1,958,931
Health Care REIT, Inc.	BBB-	3.63	03/15/16	1,750,000	1,847,951
Kemper Corp.	BBB-	6.00	11/30/15	1,500,000	1,617,827
Morgan Stanley	A-	2.88 - 4.00	01/24/14 - 07/24/15	1,500,000	1,554,687
Penske Truck Leasing Co. LP†	BBB-	3.38 - 3.75	05/11/17 - 03/15/18	1,790,000	1,824,378
ProLogis LP	BBB-	6.63	05/15/18	1,500,000	1,811,738
Raymond James Financial, Inc.	BBB	4.25	04/15/16	1,600,000	1,682,206
Reckson Operating Partnership	BBB-	6.00	03/31/16	1,700,000	1,863,936
Reinsurance Grp. of America, Inc.	A-	5.63	03/15/17	1,500,000	1,694,295
Senior Housing Pptys. Trust	BBB-	4.30	01/15/16	1,650,000	1,710,669
Simon Property Group LP	A-	2.80	01/30/17	1,500,000	1,582,779
Ventas Realty LP/Capital Corp.	BBB	4.00	04/30/19	1,700,000	1,827,401
Vornado Realty LP	BBB	4.25	04/01/15	1,500,000	1,585,520
Other Securities				23,830,000	25,253,345
					51,440,323

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2012

	Rating**	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES: (CONTINUED)
HEALTH CARE (3.5%)
Biogen Idec, Inc.	BBB+	6.88%	03/01/18	$1,250,000	$1,548,331
CIGNA Corp.	BBB	2.75	11/15/16	1,750,000	1,840,902
Humana, Inc.	BBB	6.45	06/01/16	1,415,000	1,607,256
Laboratory Corp. of America	BBB+	3.13 - 5.63	02/01/13 - 11/15/20	1,685,000	1,822,045
PerkinElmer, Inc.	BBB	5.00	11/15/21	1,700,000	1,884,807
Other Securities				4,750,000	5,012,411
					13,715,752
INDUSTRIALS (5.2%)
Dun & Bradstreet Corp.	BBB+	3.25	12/01/17	1,750,000	1,768,536
Equifax, Inc.	BBB+	3.30	12/15/22	1,700,000	1,686,301
Harsco Corp.	BBB	5.75	05/15/18	1,850,000	2,058,092
Ryder System, Inc.	BBB	6.00 - 7.20	03/01/13 - 09/01/15	1,500,000	1,649,064
URS Corp.†	BBB-	3.85	04/01/17	1,700,000	1,751,236
Other Securities				10,735,000	11,331,188
					20,244,417
INFORMATION TECHNOLOGY (2.5%)
Arrow Electronics, Inc.	BBB-	6.88	07/01/13 - 06/01/18	1,450,000	1,591,665
Avnet, Inc.	BBB-	5.88 - 6.00	03/15/14 - 09/01/15	1,730,000	1,852,832
Ingram Micro, Inc.	BBB-	5.25	09/01/17	1,500,000	1,628,991
Lexmark International, Inc.	BBB-	6.65	06/01/18	1,500,000	1,640,790
Tech Data Corp.	BBB-	3.75	09/21/17	1,500,000	1,538,711
Other Securities				1,500,000	1,532,571
					9,785,560
MATERIALS (3.1%)
Airgas, Inc.	BBB	3.25	10/01/15	1,500,000	1,593,185
Freeport-McMoRan Copper & Gold	BBB	2.15	03/01/17	1,750,000	1,759,294
Kinross Gold Corp.	NR	3.63 - 5.13	09/01/16 - 09/01/21	2,750,000	2,804,420
Methanex Corp.	BBB-	3.25	12/15/19	1,750,000	1,760,178
Other Securities				3,850,000	4,038,337
					11,955,414
TELECOMMUNICATION SERVICES (0.3%)
Other Securities1,250,000					1,328,626
UTILITIES (2.8%)
Black Hills Corp.	BBB-	9.00	05/15/14	2,000,000	2,202,070
Constellation Energy	BBB-	5.15	12/01/20	1,500,000	1,714,680
Other Securities				6,450,000	6,844,017
					10,760,767
MUNICIPAL OBLIGATIONS (0.2%)
Tennessee Valley Auth. StripNR0.0011/01/20900,000					769,456
TOTAL LONG-TERM DEBT SECURITIES (Cost: $361,983,035) 99.1%					384,037,336
TEMPORARY CASH INVESTMENTS (2) (Cost: $697,600) 0.2%					697,600
TOTAL INVESTMENTS (Cost: $362,680,635) 99.3%					384,734,936
OTHER NET ASSETS 0.7%					2,581,298
NET ASSETS 100.0%					$387,316,234

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

	Rating**	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (12.3%)
U.S. Treasury Note	AA+	0.13 - 2.13%	05/31/14 - 08/15/22	$65,100,000	$65,157,440
U.S. Treasury Strip	AA+	0.00	08/15/18 - 08/15/29	41,000,000	27,367,139
					92,524,579
U.S. GOVERNMENT AGENCIES (29.1%)
MORTGAGE-BACKED OBLIGATIONS (26.8%)
FHARM	AA+	2.90 - 5.77	02/01/36 - 04/01/42	4,216,665	4,465,795
FHLMC	AA+	2.50 - 6.00	03/01/21 - 08/01/42	30,609,207	32,775,582
FNMA	AA+	3.00 - 8.00	09/01/16 - 12/25/49	107,081,768	116,799,873
GNMA (4)	AA+	2.68 - 7.00	02/20/20 - 10/16/47	42,130,623	45,962,237
Other Securities				1,803,511	2,091,194
					202,094,681
NON-MORTGAGE-BACKED OBLIGATIONS (2.3%)
FNMA	AA+	0.00	10/09/19	20,000,000	17,521,140
CORPORATE DEBT (57.0%)
CONSUMER DISCRETIONARY (7.9%)
Expedia, Inc.	BBB-	5.95	08/15/20	3,000,000	3,337,806
Kohl's Corp.	BBB+	3.25 - 4.00	11/01/21 - 02/01/23	3,500,000	3,625,332
Newell Rubbermaid, Inc.	BBB-	4.70	08/15/20	3,000,000	3,313,473
O'Reilly Automotive, Inc.	BBB	3.80	09/01/22	3,250,000	3,381,580
Omnicom Group, Inc.	BBB+	4.45	08/15/20	3,000,000	3,338,208
Whirlpool Corp.	BBB-	4.85 - 6.50	06/15/16 - 06/15/21	3,000,000	3,365,634
Other Securities				37,000,000	38,981,604
					59,343,637
CONSUMER STAPLES (3.8%)
Flowers Foods, Inc.	BBB-	4.38	04/01/22	3,500,000	3,587,885
Ingredion, Inc.	BBB	4.63	11/01/20	3,225,000	3,600,954
Other Securities				20,244,000	21,503,699
					28,692,538
ENERGY (5.1%)
Cameron International Corp.	BBB+	4.50	06/01/21	3,000,000	3,356,871
Energen Corp.	BBB	4.63	09/01/21	3,500,000	3,646,650
Marathon Petroleum Corp.	BBB	5.13	03/01/21	3,000,000	3,530,520
Murphy Oil Corp.	BBB	2.50 - 3.70	12/01/17 - 12/01/22	3,500,000	3,499,146
Rowan Companies PLC	BBB-	4.88	06/01/22	3,500,000	3,801,238
Other Securities				18,775,000	20,420,947
					38,255,372
FINANCIALS (19.0%)
Alleghany Corp.	BBB	5.63	09/15/20	3,000,000	3,331,479
Capital One Financial Corp.	BBB	4.75	07/15/21	3,200,000	3,690,118
First Horizon National Corp.	BB+	4.50	05/15/13	5,000,000	5,059,955
Genworth Financial, Inc.	BBB-	7.20 - 7.63	02/15/21 - 09/24/21	3,050,000	3,324,640
Hartford Financial Svcs.	BBB	5.50	10/15/16 - 03/30/20	3,000,000	3,400,447
HCP, Inc.	BBB+	5.65 - 6.00	12/15/13 - 01/30/17	3,250,000	3,527,916
Health Care REIT, Inc.	BBB-	3.63 - 6.13	03/15/16 - 04/15/20	3,250,000	3,719,984
Marsh & McLennan Cos., Inc.	BBB	4.80	07/15/21	3,000,000	3,375,732
Pacific LifeCorp.†	BBB+	6.00	02/10/20	3,000,000	3,348,807
ProLogis LP	BBB-	6.63	05/15/18	3,000,000	3,623,475
Prudential Financial, Inc.	A	4.50 - 4.75	09/17/15 - 11/16/21	3,000,000	3,316,937
Raymond James Financial, Inc.	BBB	4.25	04/15/16	3,150,000	3,311,844
Reckson Operating Partnership	BBB-	6.00	03/31/16	3,200,000	3,508,586
Reinsurance Grp. of America, Inc.	A-	5.00	06/01/21	3,000,000	3,303,288
Retail Properties, Inc.†	A-	7.88	03/15/16	5,000,000	5,981,510
The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2012

	Rating**	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES: (CONTINUED)
FINANCIALS (CONTINUED)
Ventas Realty LP/Capital Corp.	BBB	3.25 - 4.75%	06/01/21 - 08/15/22	$3,500,000	$3,770,979
Other Securities				77,696,000	83,166,984
					142,762,681
HEALTH CARE (4.8%)
CIGNA Corp.	BBB	2.75 - 5.38	11/15/16 - 03/15/17	3,000,000	3,316,808
PerkinElmer, Inc.	BBB	5.00	11/15/21	3,500,000	3,880,485
Other Securities				25,850,000	28,822,415
					36,019,708
INDUSTRIALS (5.2%)
Dun & Bradstreet Corp.	BBB+	3.25 - 4.38	12/01/17 - 12/01/22	3,475,000	3,522,500
Equifax, Inc.	BBB+	3.30	12/15/22	3,500,000	3,471,797
Flowserve Corp.	BBB-	3.50	09/15/22	3,500,000	3,515,096
Harsco Corp.	BBB	5.75	05/15/18	3,000,000	3,337,446
L-3 Communications Corp.	BBB-	4.75	07/15/20	3,000,000	3,343,908
Pentair Ltd.	BBB	5.00	05/15/21	3,000,000	3,388,815
URS Corp.†	BBB-	5.00	04/01/22	3,600,000	3,706,081
Other Securities				13,900,000	14,605,713
					38,891,356
INFORMATION TECHNOLOGY (3.0%)
Arrow Electronics, Inc.	BBB-	6.88	06/01/18	2,900,000	3,399,461
Motorola Solutions, Inc.	BBB	3.75	05/15/22	3,500,000	3,575,999
Other Securities				14,770,000	15,890,253
					22,865,713
MATERIALS (4.4%)
Geon Co.	BB-	7.50	12/15/15	3,750,000	3,862,500
Methanex Corp.	BBB-	3.25 - 5.25	12/15/19 - 03/01/22	3,500,000	3,582,339
Other Securities				24,500,000	26,005,089
					33,449,928
TELECOMMUNICATION SERVICES (0.6%)
Other Securities				4,000,000	4,498,154
UTILITIES (3.2%)
Constellation Energy	BBB-	5.15	12/01/20	3,000,000	3,429,360
National Fuel Gas Co.	BBB	4.90	12/01/21	3,000,000	3,312,447
Other Securities				16,900,000	17,311,434
					24,053,241
SOVEREIGN DEBT (0.6%)
Sri Lanka AID	NR	6.59	09/15/28	3,554,103	4,453,291
TOTAL LONG-TERM DEBT SECURITIES (Cost: $704,869,509) 99.0%					745,426,019
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.3%)
Washington Gas Light Co.	A-1	0.13	01/02/13	2,000,000	1,999,993
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $1,999,993) 0.3%					1,999,993
TEMPORARY CASH INVESTMENTS (2) (Cost: $487,200) 0.1%					487,200
TOTAL INVESTMENTS (Cost: $707,356,702) 99.4%					747,913,212
OTHER NET ASSETS 0.6%					4,833,160
NET ASSETS 100.0%					$752,746,372

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FOOTNOTES TO SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2012

Abbreviations:  FFCB = Federal Farm Credit Bank
FHARM = Federal Home Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

  "Other Securities" represent securities in the respective category that individually, or in the aggregate by issuer, do not exceed 1% of net assets.

*  Non-income producing security.

**  Ratings as per Standard & Poor's Corporation (unaudited).

†  Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the aggregate values of these securities and their percentages of the respective Funds' net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets
EQUITY INDEX FUND	$3,399,816	0.3%
COMPOSITE FUND	$973,141	0.6%
MONEY MARKET FUND	$38,047,190	42.3%
MID-TERM BOND FUND	$8,372,692	2.2%
BOND FUND	$19,972,720	2.7%

(1)  This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Funds as of December 31, 2012, were as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value(a)	Unrealized Gain(Loss)	Face Value of Futures as a % of Total Investments
EQUITY INDEX FUND	515	E-mini S&P 500 Stock Index	P	March 2013	$36,567,575	$(271,225)	3.3%
ALL AMERICA FUND	45	E-mini S&P 500 Stock Index	P	March 2013	$3,195,225	$(19,126)	1.3%
MID-CAP EQUITY INDEX FUND	188	E-mini S&P MidCap 400 Stock Index	P	March 2013	$19,140,280	$(111,507)	3.1%

(a)  Includes the cumulative appreciation(depreciation) of futures contracts, which is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day's variation margin payable or receivable.

(2)  The fund has an arrangement with its custodian bank, JP Morgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2012 was 0.15%.

(3)  Percentage is less than 0.05%.

(4)  U.S. Government guaranteed security.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2012

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund
ASSETS:
Investments at fair value (Cost: Equity Index Fund — $859,751,346 All America Fund — $216,424,202 Small Cap Value Fund — $231,189,292 Small Cap Growth Fund — $237,100,839 Mid Cap Value Fund — $47,339,086 Mid-Cap Equity Index Fund — $509,416,826 International Fund — $108,021,891 Composite Fund — $147,546,710 Retirement Income Fund — $29,728,136 Retirement 2010 Fund — $19,885,714 Retirement 2015 Fund — $101,086,700 Retirement 2020 Fund — $150,457,834 Retirement 2025 Fund — $142,278,583) (Notes 1 and 3)	$1,106,490,480	$255,586,131	$290,181,407	$272,080,040	$53,123,776	$609,191,247	$113,980,101	$169,018,983	$31,243,375	$21,452,723	$112,337,705	$169,031,294	$161,771,470
Cash	38	326,133	84,296	46,330	37,902	24	568,562	202	—	—	—	—	—
Interest and dividends receivable	1,176,587	253,003	87,079	70,151	55,891	343,237	—	574,450	—	—	—	—	—
Receivable for securities sold	—	—	—	—	—	—	—	8,959	—	—	—	—	—
Receivable for daily variation margin on future contracts	926,775	81,225	—	—	—	434,710	—	—	—	—	—	—	—
TOTAL ASSETS	1,108,593,880	256,246,492	290,352,782	272,196,521	53,217,569	609,969,218	114,548,663	169,602,594	31,243,375	21,452,723	112,337,705	169,031,294	161,771,470
LIABILITIES:
Payable for securities purchased	—	—	—	—	—	—	—	—	—	—	—	—	—
Accrued expenses	6,815	8,402	17,849	16,733	2,399	3,750	704	5,561	128	88	460	693	663
TOTAL LIABILITIES	6,815	8,402	17,849	16,733	2,399	3,750	704	5,561	128	88	460	693	663
NET ASSETS	$1,108,587,065	$256,238,090	$290,334,933	$272,179,788	$53,215,170	$609,965,468	$114,547,959	$169,597,033	$31,243,247	$21,452,635	$112,337,245	$169,030,601	$161,770,807
NUMBER OF SHARES OUTSTANDING (Note 4)	462,559,004	138,745,627	215,294,961	223,008,469	43,126,278	374,064,073	161,874,441	103,273,971	29,130,938	21,461,692	112,209,986	171,582,429	164,296,317
NET ASSET VALUES, offering and redemption price per share	$2.40	$1.85	$1.35	$1.22	$1.23	$1.63	$0.71	$1.64	$1.07	$1.00	$1.00	$0.99	$0.98
COMPONENTS OF NET ASSETS:
Paid-in capital	$842,275,967	$218,767,075	$233,806,195	$214,925,509	$45,806,810	$481,750,747	$107,584,645	$155,076,889	$29,188,958	$18,959,581	$97,682,182	$148,091,643	$139,413,283
Accumulated undistributed net investment income (loss)	20,255,515	3,679,239	3,652,524	(187,166)	651,813	7,797,145	2,689,340	3,658,494	—	—	(3)	—	—
Accumulated undistributed net realized gain (loss) on investments and futures contracts	(412,326)	(5,351,027)	(6,115,901)	22,462,244	971,857	20,754,662	(1,684,236)	(10,610,623)	539,050	926,045	3,404,061	2,365,498	2,864,637
Net unrealized appreciation (depreciation) of investments and futures contracts	246,467,909	39,142,803	58,992,115	34,979,201	5,784,690	99,662,914	5,958,210	21,472,273	1,515,239	1,567,009	11,251,005	18,573,460	19,492,887
NET ASSETS	$1,108,587,065	$256,238,090	$290,334,933	$272,179,788	$53,215,170	$609,965,468	$114,547,959	$169,597,033	$31,243,247	$21,452,635	$112,337,245	$169,030,601	$161,770,807

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2012

	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
ASSETS:
Investments at fair value (Cost: Retirement 2030 Fund — $115,735,566 Retirement 2035 Fund — $92,092,566 Retirement 2040 Fund — $80,714,140 Retirement 2045 Fund — $102,022,522 Retirement 2050 Fund — $2,080,019 Conservative Allocation Fund — $79,794,318 Moderate Allocation Fund — $193,148,223 Aggressive Allocation Fund — $157,985,430 Money Market Fund — $89,933,391 Mid-Term Bond Fund — $362,680,635 Bond Fund — $707,356,702) (Notes 1 and 3)	$133,273,336	$106,699,288	$93,991,633	$118,318,475	$2,117,191	$86,359,906	$225,205,190	$186,917,156	$89,933,774	$384,734,936	$747,913,212
Cash	—	—	—	—	—	—	—	—	37	11	20
Interest and dividends receivable	—	—	—	—	—	—	—	—	—	2,593,921	5,791,430
Receivable for securities sold	—	—	—	—	—	—	—	—	—	65	113,722
Receivable for daily variation margin on future contracts	—	—	—	—	—	—	—	—	—	—	—
TOTAL ASSETS	133,273,336	106,699,288	93,991,633	118,318,475	2,117,191	86,359,906	225,205,190	186,917,156	89,933,811	387,328,933	753,818,384
LIABILITIES:
Payable for securities purchased	—	—	—	—	—	—	—	—	—	—	1,047,331
Accrued expenses	546	437	385	485	9	—	—	—	1,105	12,699	24,681
TOTAL LIABILITIES	546	437	385	485	9	—	—	—	1,105	12,699	1,072,012
NET ASSETS	$133,272,790	$106,698,851	$93,991,248	$118,317,990	$2,117,182	$86,359,906	$225,205,190	$186,917,156	$89,932,706	$387,316,234	$752,746,372
NUMBER OF SHARES OUTSTANDING (Note 4)	135,356,937	110,190,376	97,860,427	123,735,275	2,079,203	74,926,086	177,299,750	135,535,587	74,907,971	354,712,016	512,445,634
NET ASSET VALUES, offering and redemption price per share	$0.98	$0.97	$0.96	$0.96	$1.02	$1.15	$1.27	$1.38	$1.20	$1.09	$1.47
COMPONENTS OF NET ASSETS:
Paid-in capital	$113,843,979	$90,593,230	$79,458,956	$100,578,141	$2,079,718	$79,231,703	$198,006,699	$160,391,681	$89,932,323	$354,194,355	$687,164,035
Accumulated undistributed net investment income (loss)	—	—	—	—	—	34,836	52,765	17,814	—	10,236,772	23,755,259
Accumulated undistributed net realized gain (loss) on investments and futures contracts	1,891,041	1,498,899	1,254,799	1,443,896	292	527,779	(4,911,241)	(2,424,065)	—	830,806	1,270,568
Net unrealized appreciation (depreciation) of investments and futures contracts	17,537,770	14,606,722	13,277,493	16,295,953	37,172	6,565,588	32,056,967	28,931,726	383	22,054,301	40,556,510
NET ASSETS	$133,272,790	$106,698,851	$93,991,248	$118,317,990	$2,117,182	$86,359,906	$225,205,190	$186,917,156	$89,932,706	$387,316,234	$752,746,372

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2012

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund	International Fund		Composite Fund	Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$23,418,508	$5,361,030	$7,230,687	$2,326,328	$1,063,146	$9,798,173	$2,868,559	(b)	$1,938,667	$6,496		$4,138		$18,315		$24,305		$17,924
Interest	43,877	9,403	17,167	14,848	2,013	21,188	827		2,644,823	—		—		—		—		—
Total income	23,462,385	5,370,433	7,247,854	2,341,176	1,065,159	9,819,361	2,869,386		4,583,490	6,496		4,138		18,315		24,305		17,924
EXPENSES:
Investment advisory fees (Note 2)	783,984	1,039,706	2,120,272	2,137,212	285,459	429,760	63,278		676,186	13,039	(a)	10,548	(a)	51,143	(a)	71,531	(a)	66,343	(a)
Accounting and recordkeeping expenses	385,326	75,391	95,997	95,170	17,160	203,726	27,924		49,412	—		—		—		—		—
Shareholders reports	185,586	36,311	46,235	45,837	8,265	98,121	13,449		23,798	—		—		—		—		—
Custodian expenses	43,793	69,492	16,671	32,539	8,165	36,604	5,585		29,610	—		—		—		—		—
Independent directors' fees and expenses	44,436	35,997	41,595	41,354	5,096	43,460	8,293		36,519	—		—		—		—		—
Audit	128,044	25,053	31,900	31,625	5,703	67,698	9,278		16,420	—		—		—		—		—
Legal and Compliance	191,367	37,442	47,675	47,265	8,522	101,178	13,868		24,540	—		—		—		—		—
Administrative	429,283	83,992	106,948	106,027	19,118	226,966	31,109		55,049	—		—		—		—		—
Licenses	56,209	10,998	14,004	13,883	2,503	29,718	4,073		7,208	—		—		—		—		—
Other	44,004	8,610	10,963	10,868	1,960	23,265	3,189		5,643	—		—		—		—		—
Total expenses	2,292,032	1,422,992	2,532,260	2,561,780	361,951	1,260,496	180,046		924,385	13,039		10,548		51,143		71,531		66,343
Net Investment Income (Loss)	21,170,353	3,947,441	4,715,594	(220,604)	703,208	8,558,865	2,689,340		3,659,105	(6,543)		(6,410)		(32,828)		(47,226)		(48,419)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain (loss) on:
Investment securities	2,418,746	10,714,017	9,522,047	23,128,237	1,555,614	19,099,986	7,603		6,660,921	555,644		1,532,453		5,701,617		4,534,309		3,974,911
Futures contracts	6,217,645	489,283	—	—	—	2,640,861	—		—	—		—		—		—		—
	8,636,391	11,203,300	9,522,047	23,128,237	1,555,614	21,740,847	7,603		6,660,921	555,644		1,532,453		5,701,617		4,534,309		3,974,911
Change in net unrealized appreciation (depreciation) of:
Investment securities	121,090,299	20,627,200	25,862,098	(7,462,891)	3,273,963	61,253,080	12,017,697		8,092,224	1,185,276		405,469		4,314,404		10,658,577		11,481,411
Futures contracts	(253,521)	(17,165)	—	—	—	(107,968)	—		—	—		—		—		—		—
	120,836,778	20,610,035	25,862,098	(7,462,891)	3,273,963	61,145,112	12,017,697		8,092,224	1,185,276		405,469		4,314,404		10,658,577		11,481,411
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	129,473,169	31,813,335	35,384,145	15,665,346	4,829,577	82,885,959	12,025,300		14,753,145	1,740,920		1,937,922		10,016,021		15,192,886		15,456,322
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$150,643,522	$35,760,776	$40,099,739	$15,444,742	$5,532,785	$91,444,824	$14,714,640		$18,412,250	$1,734,377		$1,931,512		$9,983,193		$15,145,660		$15,407,903

(a)  The Retirement Funds incur no operating expenses other than those included in each of the underlying funds in which they invest. The Allocation Funds incur no advisory or operating expenses other than those included in each of the underlying funds in which they invest.

(b)  Net of foreign taxes of $182,282.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2012

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund(c)		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$12,086		$8,328		$6,975		$8,894		$—		$22,060		$38,320		$17,814		$—	$—	$—
Interest	—		—		—		—		—		—		—		—		119,559	12,137,593	27,405,569
Total income	12,086		8,328		6,975		8,894		—		22,060		38,320		17,814		119,559	12,137,593	27,405,569
EXPENSES:
Investment advisory fees (Note 2)	54,592	(a)	43,079	(a)	38,562	(a)	48,185	(a)	88	(a)	—	(a)	—	(a)	—	(a)	145,209	1,395,470	2,687,377
Accounting and recordkeeping expenses	—		—		—		—		—		—		—		—		26,375	121,613	239,121
Shareholders reports	—		—		—		—		—		—		—		—		12,703	58,573	115,169
Custodian expenses	—		—		—		—		—		—		—		—		11,585	13,235	37,355
Independent directors' fees and expenses	—		—		—		—		—		—		—		—		35,209	44,006	44,480
Audit	—		—		—		—		—		—		—		—		8,764	40,412	79,460
Legal and Compliance	—		—		—		—		—		—		—		—		13,099	60,397	118,757
Administrative	—		—		—		—		—		—		—		—		29,384	135,486	266,400
Licenses	—		—		—		—		—		—		—		—		3,847	17,740	34,882
Other	—		—		—		—		—		—		—		—		3,012	13,888	27,308
Total expenses	54,592		43,079		38,562		48,185		88		—		—		—		289,187	1,900,820	3,650,309
Net Investment Income (Loss)	(42,506)		(34,751)		(31,587)		(39,291)		(88)		22,060		38,320		17,814		(169,628)	10,236,773	23,755,260
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain(loss) on:
Investment securities	2,913,099		2,167,658		1,690,530		1,945,397		380		2,026,952		2,470,199		2,124,556		697	830,806	8,488,978
Futures contracts	—		—		—		—		—		—		—		—		—	—	—
	2,913,099		2,167,658		1,690,530		1,945,397		380		2,026,952		2,470,199		2,124,556		697	830,806	8,488,978
Change in net unrealized appreciation (depreciation) of:
Investment securities	10,542,909		8,933,297		8,390,528		10,443,095		37,172		3,223,789		18,071,555		19,427,143		10,164	268,254	5,009,137
Futures contracts	—		—		—		—		—		—		—		—		—	—	—
	10,542,909		8,933,297		8,390,528		10,443,095		37,172		3,223,789		18,071,555		19,427,143		10,164	268,254	5,009,137
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	13,456,008		11,100,955		10,081,058		12,388,492		37,552		5,250,741		20,541,754		21,551,699		10,861	1,099,060	13,498,115
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,413,502		$11,066,204		$10,049,471		$12,349,201		$37,464		$5,272,801		$20,580,074		$21,569,513		$(158,767)	$11,335,833	$37,253,375

(a)  The Retirement Funds incur no operating expenses other than those included in each of the underlying funds in which they invest. The Allocation Funds incur no advisory or operating expenses other than those included in each of the underlying funds in which they invest.

(c)  For the period October 1, 2012 (Commencement of Operations) to December 31, 2012.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Equity Index Fund		All America Fund		Small Cap Value Fund		Small Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Equity Index Fund
	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$21,170,353	$16,802,930	$3,947,441	$3,252,974	$4,715,594	$2,565,895	$(220,604)	$(888,732)	$703,208	$634,548	$8,558,865	$5,941,732
Net realized gain (loss) on investments and futures contracts	8,636,391	1,199,991	11,203,300	10,836,801	9,522,047	14,130,799	23,128,237	31,496,456	1,555,614	994,607	21,740,847	21,902,626
Change in net unrealized appreciation (depreciation) of investments and futures contracts	120,836,778	(377,096)	20,610,035	(13,294,248)	25,862,098	(23,731,915)	(7,462,891)	(38,320,121)	3,273,963	(2,666,651)	61,145,112	(40,405,479)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	150,643,522	17,625,825	35,760,776	795,527	40,099,739	(7,035,221)	15,444,742	(7,712,397)	5,532,785	(1,037,496)	91,444,824	(12,561,121)
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(82,879)	(18,904,206)	—	(6,317,474)	—	(2,548,887)	—	—	—	(628,396)	—	(6,190,609)
From capital gains	—	—	—	—	—	—	(2,029,204)	—	—	—	(21,609,254)	(8,969,464)
Total distributions	(82,879)	(18,904,206)	—	(6,317,474)	—	(2,548,887)	(2,029,204)	—	—	(628,396)	(21,609,254)	(15,160,073)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	128,222,096	115,501,542	4,607,747	7,840,554	19,621,802	20,202,900	19,735,745	32,797,199	4,057,048	5,346,389	65,051,670	84,977,973
Dividends reinvested	82,879	18,904,206	—	6,317,474	—	2,548,887	2,029,204	—	—	628,396	21,609,254	15,160,073
Cost of shares redeemed	(98,936,936)	(109,845,972)	(34,381,245)	(28,895,564)	(28,901,746)	(30,842,376)	(34,429,438)	(34,423,945)	(7,343,207)	(8,030,202)	(51,854,450)	(60,933,929)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	29,368,039	24,559,776	(29,773,498)	(14,737,536)	(9,279,944)	(8,090,589)	(12,664,489)	(1,626,746)	(3,286,159)	(2,055,417)	34,806,474	39,204,117
INCREASE (DECREASE) IN NET ASSETS	179,928,682	23,281,395	5,987,278	(20,259,483)	30,819,795	(17,674,697)	751,049	(9,339,143)	2,246,626	(3,721,309)	104,642,044	11,482,923
NET ASSETS, BEGINNING OF PERIOD	928,658,383	905,376,988	250,250,812	270,510,295	259,515,138	277,189,835	271,428,739	280,767,882	50,968,544	54,689,853	505,323,424	493,840,501
NET ASSETS, END OF PERIOD	$1,108,587,065	$928,658,383	$256,238,090	$250,250,812	$290,334,933	$259,515,138	$272,179,788	$271,428,739	$53,215,170	$50,968,544	$609,965,468	$505,323,424
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$20,255,515	$(692,503)	$3,679,239	$(124,202)	$3,652,524	$—	$(187,166)	$—	$651,813	$—	$7,797,145	$—
OTHER INFORMATION:
Shares outstanding at the beginning of period	449,187,528	436,979,517	155,472,750	164,065,152	222,210,260	229,217,197	233,295,435	235,799,898	45,857,125	47,569,341	352,190,597	326,716,727
Shares sold	55,632,510	54,523,607	2,610,859	4,571,499	15,286,892	16,565,987	16,097,180	26,887,842	3,444,439	4,561,657	41,371,686	54,650,356
Shares issued as reinvestment of dividends	33,876	9,209,608	—	4,099,118	—	2,173,743	1,558,473	—	—	561,926	13,224,814	11,117,003
Shares redeemed	(42,294,910)	(51,525,204)	(19,337,982)	(17,263,019)	(22,202,191)	(25,746,667)	(27,942,619)	(29,392,305)	(6,175,286)	(6,835,799)	(32,723,024)	(40,293,489)
Net increase (decrease)	13,371,476	12,208,011	(16,727,123)	(8,592,402)	(6,915,299)	(7,006,937)	(10,286,966)	(2,504,463)	(2,730,847)	(1,712,216)	21,873,476	25,473,870
Shares outstanding at the end of period	462,559,004	449,187,528	138,745,627	155,472,750	215,294,961	222,210,260	223,008,469	233,295,435	43,126,278	45,857,125	374,064,073	352,190,597

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
For the Years Ended December 31,

	International Fund		Composite Fund		Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund
	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$2,689,340	$2,157,164	$3,659,105	$3,683,548	$(6,543)	$605,283	$(6,410)	$507,104	$(32,828)	$2,165,457	$(47,226)	$2,761,452
Net realized gain (loss) on investments and futures contracts	7,603	(41,804)	6,660,921	2,281,819	555,644	708,815	1,532,453	953,249	5,701,617	890,433	4,534,309	197,700
Change in net unrealized appreciation (depreciation) of investments and futures contracts	12,017,697	(11,076,546)	8,092,224	(1,670,945)	1,185,276	(390,018)	405,469	(897,953)	4,314,404	(1,432,237)	10,658,577	(1,547,109)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,714,640	(8,961,186)	18,412,250	4,294,422	1,734,377	924,080	1,931,512	562,400	9,983,193	1,623,653	15,145,660	1,412,043
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(21,570)	(2,142,256)	(26,332)	(7,396,780)	(598,298)	(478,508)	(501,103)	(441,941)	(2,132,730)	(1,729,238)	(2,712,014)	(1,955,796)
From capital gains	(73,270)	(211,930)	—	—	(555,974)	(47,419)	(711,769)	(25,781)	(705,161)	(120,136)	(463,425)	(139,097)
Total distributions	(94,840)	(2,354,186)	(26,332)	(7,396,780)	(1,154,272)	(525,927)	(1,212,872)	(467,722)	(2,837,891)	(1,849,374)	(3,175,439)	(2,094,893)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	35,280,034	21,481,303	5,437,089	8,108,962	10,767,924	9,779,827	4,340,735	6,037,036	25,217,670	20,326,509	42,854,810	33,106,062
Dividends reinvested	94,840	2,354,186	26,332	7,396,780	1,154,272	525,927	1,212,872	467,722	2,837,891	1,849,374	3,175,439	2,094,893
Cost of shares redeemed	(4,207,992)	(4,866,870)	(15,304,827)	(18,027,578)	(4,528,143)	(5,580,493)	(5,401,605)	(5,194,258)	(13,801,345)	(9,140,521)	(6,954,660)	(6,988,453)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	31,166,882	18,968,619	(9,841,406)	(2,521,836)	7,394,053	4,725,261	152,002	1,310,500	14,254,216	13,035,362	39,075,589	28,212,502
INCREASE (DECREASE) IN NET ASSETS	45,786,682	7,653,247	8,544,512	(5,624,194)	7,974,158	5,123,414	870,642	1,405,178	21,399,518	12,809,641	51,045,810	27,529,652
NET ASSETS, BEGINNING OF PERIOD	68,761,277	61,108,030	161,052,521	166,676,715	23,269,089	18,145,675	20,581,993	19,176,815	90,937,727	78,128,086	117,984,791	90,455,139
NET ASSETS, END OF PERIOD	$114,547,959	$68,761,277	$169,597,033	$161,052,521	$31,243,247	$23,269,089	$21,452,635	$20,581,993	$112,337,245	$90,937,727	$169,030,601	$117,984,791
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$2,689,340	$21,570	$3,658,494	$25,801	$—	$598,298	$—	$501,103	$(3)	$2,132,728	$—	$2,712,014
OTHER INFORMATION:
Shares outstanding at the beginning of period	114,779,271	86,063,890	109,476,608	111,151,229	22,240,340	17,677,383	21,291,136	19,977,014	97,748,763	83,797,669	131,001,202	99,880,789
Shares sold	53,370,157	31,688,865	3,423,758	5,170,990	10,009,508	9,320,778	4,310,243	6,160,261	25,650,359	21,464,309	44,583,171	36,290,152
Shares issued as reinvestment of dividends	139,262	3,924,540	15,920	5,121,567	1,079,456	519,182	1,217,701	507,013	2,841,787	2,097,793	3,226,026	2,477,827
Shares redeemed	(6,414,249)	(6,898,024)	(9,642,315)	(11,967,178)	(4,198,366)	(5,277,003)	(5,357,388)	(5,353,152)	(14,030,923)	(9,611,008)	(7,227,970)	(7,647,566)
Net increase (decrease)	47,095,170	28,715,381	(6,202,637)	(1,674,621)	6,890,598	4,562,957	170,556	1,314,122	14,461,223	13,951,094	40,581,227	31,120,413
Shares outstanding at the end of period	161,874,441	114,779,271	103,273,971	109,476,608	29,130,938	22,240,340	21,461,692	21,291,136	112,209,986	97,748,763	171,582,429	131,001,202

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
For the Years Ended December 31,

	2025 Retirement Fund		2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012(a)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$(48,419)	$2,357,359	$(42,506)	$1,837,878	$(34,751)	$1,302,656	$(31,587)	$1,126,355	$(39,291)	$1,343,257	$(88)
Net realized gain (loss) on investments and futures contracts	3,974,911	268,218	2,913,099	248,287	2,167,658	242,917	1,690,530	280,637	1,945,397	244,723	380
Change in net unrealized appreciation (depreciation) of investments and futures contracts	11,481,411	(2,097,902)	10,542,909	(2,104,574)	8,933,297	(1,957,978)	8,390,528	(2,194,412)	10,443,095	(2,672,642)	37,172
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,407,903	527,675	13,413,502	(18,409)	11,066,204	(412,405)	10,049,471	(787,420)	12,349,201	(1,084,662)	37,464
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(2,312,037)	(1,518,829)	(1,804,778)	(1,162,444)	(1,281,243)	(836,651)	(1,115,985)	(707,075)	(1,327,885)	(801,800)	—
From capital gains	(386,258)	(201,103)	(338,408)	(195,986)	(310,979)	(173,801)	(321,679)	(182,882)	(317,477)	(173,340)	—
Total distributions	(2,698,295)	(1,719,932)	(2,143,186)	(1,358,430)	(1,592,222)	(1,010,452)	(1,437,664)	(889,957)	(1,645,362)	(975,140)	—
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	41,210,498	32,624,713	33,543,178	27,048,601	28,916,022	19,402,632	24,156,040	18,677,607	32,120,162	24,785,755	2,086,003
Dividends reinvested	2,698,295	1,719,932	2,143,186	1,358,430	1,592,222	1,010,452	1,437,664	889,957	1,645,362	975,140	—
Cost of shares redeemed	(4,336,584)	(4,182,066)	(3,918,647)	(4,198,317)	(2,335,351)	(2,779,132)	(2,286,360)	(2,449,742)	(1,673,152)	(1,987,479)	(6,285)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	39,572,209	30,162,579	31,767,717	24,208,714	28,172,893	17,633,952	23,307,344	17,117,822	32,092,372	23,773,416	2,079,718
INCREASE (DECREASE) IN NET ASSETS	52,281,817	28,970,322	43,038,033	22,831,875	37,646,875	16,211,095	31,919,151	15,440,445	42,796,211	21,713,614	2,117,182
NET ASSETS, BEGINNING OF PERIOD	109,488,990	80,518,668	90,234,757	67,402,882	69,051,976	52,840,881	62,072,097	46,631,652	75,521,779	53,808,165	—
NET ASSETS, END OF PERIOD	$161,770,807	$109,488,990	$133,272,790	$90,234,757	$106,698,851	$69,051,976	$93,991,248	$62,072,097	$118,317,990	$75,521,779	$2,117,182
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$—	$2,312,037	$—	$1,804,778	$—	$1,281,243	$—	$1,115,985	$—	$1,327,885	$—
OTHER INFORMATION:
Shares outstanding at the beginning of period	123,168,724	89,584,434	102,295,614	75,141,561	80,186,050	59,862,854	72,819,703	53,059,793	89,009,683	61,484,646	—
Shares sold	42,953,140	36,123,268	35,035,650	30,143,771	30,858,066	22,163,711	26,018,178	21,357,545	34,831,930	28,528,576	2,085,610
Shares issued as reinvestment of dividends	2,738,074	2,084,433	2,173,456	1,669,841	1,641,133	1,279,489	1,496,046	1,139,502	1,717,895	1,254,688	—
Shares redeemed	(4,563,621)	(4,623,411)	(4,147,783)	(4,659,559)	(2,494,873)	(3,120,004)	(2,473,500)	(2,737,137)	(1,824,233)	(2,258,227)	(6,407)
Net increase (decrease)	41,127,593	33,584,290	33,061,323	27,154,053	30,004,326	20,323,196	25,040,724	19,759,910	34,725,592	27,525,037	2,079,203
Shares outstanding at the end of period	164,296,317	123,168,724	135,356,937	102,295,614	110,190,376	80,186,050	97,860,427	72,819,703	123,735,275	89,009,683	2,079,203

(a)  For the period October 1, 2012 (commencement of operations) to December 31, 2012.
The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
For the Years Ended December 31,

	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund		Mid-Term Bond Fund		Bond Fund
	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$22,060	$1,915,996	$38,320	$4,627,842	$17,814	$3,305,812	$(169,628)	$(177,791)	$10,236,773	$10,029,013	$23,755,260	$22,608,804
Net realized gain (loss) on investments and futures contracts	2,026,952	876,682	2,470,199	1,092,571	2,124,556	784,096	697	479	830,806	844,782	8,488,978	5,779,208
Change in net unrealized appreciation (depreciation) of investments and futures contracts	3,223,789	362,228	18,071,555	1,173,084	19,427,143	(732,789)	10,164	(11,870)	268,254	9,872,731	5,009,137	15,778,546
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,272,801	3,154,906	20,580,074	6,893,497	21,569,513	3,357,119	(158,767)	(189,182)	11,335,833	20,746,526	37,253,375	44,166,558
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(1,854,503)	(1,565,125)	(4,454,203)	(4,054,555)	(3,143,042)	(3,017,256)	—	—	(140,268)	(10,100,703)	(187,178)	(22,722,570)
From capital gains	(770,637)	(19,438)	(1,816,656)	(304,510)	(511,903)	—	—	—	(844,782)	—	—	—
Total distributions	(2,625,140)	(1,584,563)	(6,270,859)	(4,359,065)	(3,654,945)	(3,017,256)	—	—	(985,050)	(10,100,703)	(187,178)	(22,722,570)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	21,853,650	17,507,346	32,492,851	25,085,892	18,298,271	15,471,781	11,061,565	10,887,817	76,269,600	86,254,417	133,212,776	110,796,918
Dividends reinvested	2,625,140	1,584,563	6,270,859	4,359,065	3,654,945	3,017,256	—	—	985,050	10,100,703	187,178	22,722,570
Cost of shares redeemed	(6,841,171)	(6,320,201)	(9,891,750)	(12,642,498)	(11,239,182)	(7,944,371)	(21,561,315)	(18,925,022)	(38,621,808)	(66,520,582)	(52,819,070)	(117,046,903)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	17,637,619	12,771,708	28,871,960	16,802,459	10,714,034	10,544,666	(10,499,750)	(8,037,205)	38,632,842	29,834,538	80,580,884	16,472,585
INCREASE (DECREASE) IN NET ASSETS	20,285,280	14,342,051	43,181,175	19,336,891	28,628,602	10,884,529	(10,658,517)	(8,226,387)	48,983,625	40,480,361	117,647,081	37,916,573
NET ASSETS, BEGINNING OF PERIOD	66,074,626	51,732,575	182,024,015	162,687,124	158,288,554	147,404,025	100,591,223	108,817,610	338,332,609	297,852,248	635,099,291	597,182,718
NET ASSETS, END OF PERIOD	$86,359,906	$66,074,626	$225,205,190	$182,024,015	$186,917,156	$158,288,554	$89,932,706	$100,591,223	$387,316,234	$338,332,609	$752,746,372	$635,099,291
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$34,836	$1,854,505	$52,765	$4,454,203	$17,814	$3,143,042	$—	$—	$10,236,772	$140,267	$23,755,259	$187,178
OTHER INFORMATION:
Shares outstanding at the beginning of period	59,597,939	47,977,563	154,321,854	139,889,356	127,613,673	119,017,515	83,650,118	90,330,033	319,283,521	289,925,398	457,267,817	444,790,076
Shares sold	18,992,460	15,902,834	25,939,236	21,227,945	13,651,647	12,279,281	9,206,365	9,059,065	70,450,344	82,259,549	92,161,939	79,248,176
Shares issued as reinvestment of dividends	2,283,401	1,476,269	4,941,217	3,917,722	2,637,646	2,645,970	—	—	909,078	9,537,207	129,380	16,371,590
Shares redeemed	(5,947,714)	(5,758,727)	(7,902,557)	(10,713,169)	(8,367,379)	(6,329,093)	(17,948,512)	(15,738,980)	(35,930,927)	(62,438,633)	(37,113,502)	(83,142,025)
Net increase (decrease)	15,328,147	11,620,376	22,977,896	14,432,498	7,921,914	8,596,158	(8,742,147)	(6,679,915)	35,428,495	29,358,123	55,177,817	12,477,741
Shares outstanding at the end of period	74,926,086	59,597,939	177,299,750	154,321,854	135,535,587	127,613,673	74,907,971	83,650,118	354,712,016	319,283,521	512,445,634	457,267,817

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Fund share outstanding throughout the five years ended December 31, 2012 (or since the Fund's inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

	Equity Index Fund						All America Fund					Small Cap Value Fund
	Years Ended December 31,						Years Ended December 31,					Years Ended December 31,
	2012		2011	2010	2009	2008	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$2.07		$2.07	$1.84	$1.48	$2.41	$1.61	$1.65	$1.42	$1.15	$1.86	$1.17	$1.21	$0.96	$0.75	$1.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.05		0.04	0.03	0.03	0.04	0.03	0.02	0.02	0.02	0.03	0.02	0.01	0.01	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.28		— (f)	0.23	0.36	(0.93)	0.21	(0.02)	0.23	0.28	(0.68)	0.16	(0.04)	0.25	0.21	(0.30)
Total From Investment Operations	0.33		0.04	0.26	0.39	(0.89)	0.24	—	0.25	0.30	(0.65)	0.18	(0.03)	0.26	0.22	(0.29)
Less: Dividend Distributions: From Net Investment Income	—	(f)	(0.04)	(0.03)	(0.03)	(0.03)	—	(0.04)	(0.02)	(0.03)	(0.02)	—	(0.01)	(0.01)	(0.01)	(0.01)
From Capital Gains	—		—	—	—	(0.01)	—	—	—	—	(0.04)	—	—	—	—	— (f)
From Return of Capital	—		—	—	—	—	—	—	—	—	—	—	—	—	— (f)	(0.01)
Total Distributions	—		(0.04)	(0.03)	(0.03)	(0.04)	—	(0.04)	(0.02)	(0.03)	(0.06)	—	(0.01)	(0.01)	(0.01)	(0.02)
Net Asset Value, End of Period	$2.40		$2.07	$2.07	$1.84	$1.48	$1.85	$1.61	$1.65	$1.42	$1.15	$1.35	$1.17	$1.21	$0.96	$0.75
Total Return (%)	15.94		1.88	14.68	26.13	(37.08)	14.73	0.24	17.78	25.31	(35.49)	15.46	(2.46)	27.72	29.28	(27.76)
Net Assets, End of Period ($ millions)	1,109		929	905	768	545	256	250	271	256	222	290	260	277	205	155
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.03		1.81	1.76	1.98	2.07	1.52	1.24	1.21	1.46	1.64	1.67	0.92	0.99	1.30	1.23
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.22		0.23	0.25	0.26	0.25	0.55	0.56	0.57	0.58	0.56	0.90	0.90	0.92	0.93	0.92
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.22		0.23	0.25	0.26	0.25	0.55	0.56	0.57	0.58	0.56	0.90	0.90	0.92	0.93	0.92
Portfolio Turnover Rate (%)(a)	6.45		5.26	4.50	4.29	4.70	17.37	24.67	22.71	35.15	31.03	24.71	23.34	35.34	39.03	59.64

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Not annualized.

(c)  Annualized.

(d)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)  For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)  Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Small Cap Growth Fund							Mid Cap Value Fund					Mid-Cap Equity Index Fund					International Fund
	Years Ended December 31,							Years Ended December 31,					Years Ended December 31,					Years Ended December 31,
	2012	2011	2010		2009		2008	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.16	$1.19	$0.89		$0.70		$1.08	$1.11	$1.15	$0.98	$0.79	$1.20	$1.43	$1.51	$1.24	$0.93	$1.51	$0.60		$0.71	$0.67	$0.55	$0.95
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	— (f)	— (f)	—	(f)	—	(f)	— (f)	0.02	0.01	0.01	0.01	0.02	0.02	0.02	0.01	0.01	0.02	0.02		0.02	0.02	0.01	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.07	(0.03)	0.30		0.19		(0.36)	0.10	(0.04)	0.17	0.19	(0.41)	0.24	(0.05)	0.31	0.32	(0.56)	0.09		(0.11)	0.04	0.13	(0.40)
Total From Investment Operations	0.07	(0.03)	0.30		0.19		(0.36)	0.12	(0.03)	0.18	0.20	(0.39)	0.26	(0.03)	0.32	0.33	(0.54)	0.11		(0.09)	0.06	0.14	(0.38)
Less: Dividend Distributions: From Net Investment Income	—	—	—		—		—	—	(0.01)	(0.01)	(0.01)	(0.02)	—	(0.02)	(0.01)	(0.01)	(0.02)	—	(f)	(0.02)	(0.02)	(0.01)	(0.02)
From Capital Gains	(0.01)	—	—		—		(0.02)	—	—	—	—	—	(0.06)	(0.03)	(0.04)	(0.01)	(0.02)	—	(f)	— (f)	—	—	— (f)
From Return of Capital	—	—	—		—		—	—	—	—	— (f)	— (f)	—	—	—	—	—	—		—	—	(0.01)	—
Total Distributions	(0.01)	—	—		—		(0.02)	—	(0.01)	(0.01)	(0.01)	(0.02)	(0.06)	(0.05)	(0.05)	(0.02)	(0.04)	—		(0.02)	(0.02)	(0.02)	(0.02)
Net Asset Value, End of Period	$1.22	$1.16	$1.19		$0.89		$0.70	$1.23	$1.11	$1.15	$0.98	$0.79	$1.63	$1.43	$1.51	$1.24	$0.93	$0.71		$0.60	$0.71	$0.67	$0.55
Total Return (%)	5.62	(2.28)	33.27		27.69		(34.37)	11.01	(2.12)	18.94	25.22	(32.64)	17.80	(1.99)	26.28	36.69	(36.31)	18.24		(12.60)	8.32	25.22	(40.06)
Net Assets, End of Period ($ millions)	272	271	281		194		147	53	51	55	42	30	610	505	494	377	248	115		69	61	33	12
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.08)	(0.31)	(0.26)		(0.26)		(0.16)	1.36	1.19	1.25	1.57	1.62	1.50	1.14	1.16	1.41	1.47	3.20		3.24	3.48	3.45	5.17
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.90	0.90	0.92		0.93		0.92	0.70	0.70	0.72	0.73	0.74	0.22	0.23	0.25	0.26	0.25	0.21		0.23	0.24	0.25	0.20
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.90	0.90	0.92		0.93		0.92	0.70	0.70	0.72	0.73	0.74	0.22	0.23	0.25	0.26	0.25	0.21		0.23	0.24	0.25	0.20
Portfolio Turnover Rate (%)(a)	66.69	59.53	50.73		94.14		93.16	29.05	12.99	29.88	20.16	33.80	12.98	15.98	13.29	15.41	22.66	0.28		1.44	9.17	4.95	—

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Not annualized.

(c)  Annualized.

(d)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)  For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)  Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Composite Fund						Retirement Income Fund						2010 Retirement Fund							2015 Retirement Fund
	Years Ended December 31,						Years Ended December 31,						Years Ended December 31,							Years Ended December 31,
	2012		2011	2010	2009	2008	2012	2011	2010	2009		2008	2012	2011	2010		2009		2008	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$1.47		$1.50	$1.39	$1.20	$1.60	$1.05	$1.03	$0.97	$0.83		$0.96	$0.97	$0.96	$0.87		$0.74		$0.94	$0.93	$0.93		$0.83		$0.70		$0.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.04		0.04	0.04	0.04	0.04	— (f)	0.03	0.02	0.03		0.03	— (f)	0.02	0.02		0.02		0.03	— (f)	0.02		0.02		0.02		0.03
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.13		—	0.11	0.19	(0.40)	0.07	0.02	0.07	0.11		(0.13)	0.09	0.01	0.07		0.13		(0.20)	0.10	—	(f)	0.08		0.13		(0.22)
Total From Investment Operations	0.17		0.04	0.15	0.23	(0.36)	0.07	0.05	0.09	0.14		(0.10)	0.09	0.03	0.09		0.15		(0.17)	0.10	0.02		0.10		0.15		(0.19)
Less: Dividend Distributions: From Net Investment Income	—	(f)	(0.07)	(0.04)	(0.04)	(0.04)	(0.03)	(0.03)	(0.02)	—	(f)	(0.03)	(0.02)	(0.02)	—	(f)	(0.02)		(0.03)	(0.02)	(0.02)		—	(f)	(0.02)		(0.03)
From Capital Gains	—		—	—	—	—	(0.02)	— (f)	(0.01)	—		— (f)	(0.04)	— (f)	—	(f)	—	(f)	— (f)	(0.01)	—	(f)	—	(f)	—	(f)	—
From Return of Capital	—		—	—	—	—	—	—	—	—		—	—	—	—		—	(f)	—	—	—		—		—	(f)	— (f)
Total Distributions	—		(0.07)	(0.04)	(0.04)	(0.04)	(0.05)	(0.03)	(0.03)	—		(0.03)	(0.06)	(0.02)	—		(0.02)		(0.03)	(0.03)	(0.02)		—		(0.02)		(0.03)
Net Asset Value, End of Period	$1.64		$1.47	$1.50	$1.39	$1.20	$1.07	$1.05	$1.03	$0.97		$0.83	$1.00	$0.97	$0.96		$0.87		$0.74	$1.00	$0.93		$0.93		$0.83		$0.70
Total Return (%)	11.65		2.84	11.02	18.45	(22.51)	7.15	4.72	9.04	16.25		(9.61)	9.69	3.08	11.36		19.79		(17.45)	10.59	2.09		12.27		21.27		(21.01)
Net Assets, End of Period ($ millions)	170		161	167	166	150	31	23	18	9		4	21	21	19		15		8	112	91		78		44		20
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.17		2.22	2.26	2.74	3.01	(0.03)	3.03	3.65	4.39		5.42	(0.03)	2.41	2.67		3.51		5.36	(0.03)	2.53		2.79		3.45		4.65
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.55		0.56	0.57	0.58	0.57	0.05	0.05	0.05	0.05		0.05	0.05	0.05	0.05		0.05		0.05	0.05	0.05		0.05		0.05		0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.55		0.56	0.57	0.58	0.57	0.05	0.05	0.05	0.05		0.05	0.05	0.05	0.05		0.05		0.05	0.05	0.05		0.05		0.05		0.05
Portfolio Turnover Rate (%)(a)	25.42		22.69	36.00	31.73	37.98	18.07	23.77	17.62	35.31		82.92	26.61	21.22	18.31		38.17		32.37	19.59	8.10		5.64		26.96		21.47

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Not annualized.

(c)  Annualized.

(d)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)  For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)  Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	2020 Retirement Fund							2025 Retirement Fund							2030 Retirement Fund
	Years Ended December 31,							Years Ended December 31,							Years Ended December 31,
	2012	2011	2010		2009		2008	2012	2011	2010		2009		2008	2012	2011	2010		2009		2008
Net Asset Value, Beginning of Period	$0.90	$0.91	$0.80		$0.66		$0.91	$0.89	$0.90	$0.78		$0.64		$0.92	$0.88	$0.90	$0.77		$0.62		$0.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	— (f)	0.02	0.02		0.02		0.02	— (f)	0.02	0.02		0.02		0.02	— (f)	0.02	0.02		0.01		0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.11	(0.01)	0.09		0.14		(0.25)	0.11	(0.02)	0.10		0.14		(0.28)	0.12	(0.02)	0.11		0.15		(0.30)
Total From Investment Operations	0.11	0.01	0.11		0.16		(0.23)	0.11	—	0.12		0.16		(0.26)	0.12	—	0.13		0.16		(0.28)
Less: Dividend Distributions:
From Net Investment Income	(0.02)	(0.02)	—	(f)	(0.02)		(0.02)	(0.02)	(0.01)	—	(f)	(0.02)		(0.02)	(0.02)	(0.02)	—	(f)	(0.01)		(0.02)
From Capital Gains	— (f)	— (f)	—	(f)	—	(f)	—	— (f)	— (f)	—	(f)	—	(f)	—	— (f)	— (f)	—	(f)	—	(f)	—
From Return of Capital	—	—	—		—	(f)	— (f)	—	—	—		—	(f)	— (f)	—	—	—		—	(f)	— (f)
Total Distributions	(0.02)	(0.02)	—		(0.02)		(0.02)	(0.02)	(0.01)	—		(0.02)		(0.02)	(0.02)	(0.02)	—		(0.01)		(0.02)
Net Asset Value, End of Period	$0.99	$0.90	$0.91		$0.80		$0.66	$0.98	$0.89	$0.90		$0.78		$0.64	$0.98	$0.88	$0.90		$0.77		$0.62
Total Return (%)	11.69	1.55	13.90		23.18		(24.81)	12.90	0.83	15.49		25.10		(28.32)	13.69	0.21	16.59		26.47		(29.95)
Net Assets, End of Period ($ millions)	169	118	90		50		21	162	109	81		42		15	133	90	67		35		12
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.03)	2.63	2.76		3.61		4.73	(0.04)	2.49	2.50		3.25		5.06	(0.04)	2.37	2.37		3.07		4.61
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.05	0.05	0.05		0.05		0.05	0.05	0.05	0.05		0.05		0.05	0.05	0.05	0.05		0.05		0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.05	0.05	0.05		0.05		0.05	0.05	0.05	0.05		0.05		0.05	0.05	0.05	0.05		0.05		0.05
Portfolio Turnover Rate (%)(a)	9.89	4.73	2.62		13.70		14.74	8.59	2.52	3.16		9.21		10.06	7.61	2.66	1.74		8.96		12.34

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Not annualized.

(c)  Annualized.

(d)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)  For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)  Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	2035 Retirement Fund							2040 Retirement Fund							2045 Retirement Fund							2050 Retirement Fund
	Years Ended December 31,							Years Ended December 31,							Years Ended December 31,							Period Ended December 31,
	2012	2011	2010		2009		2008	2012	2011	2010		2009		2008	2012	2011	2010		2009		2008	2012(e)
Net Asset Value, Beginning of Period	$0.86	$0.88	$0.75		$0.60		$0.92	$0.85	$0.88	$0.74		$0.59		$0.91	$0.85	$0.88	$0.74		$0.59		$0.91	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	— (f)	0.01	0.01		0.01		0.02	— (f)	0.01	0.01		0.01		0.02	— (f)	0.01	0.01		0.01		0.02	—	(f)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.13	(0.02)	0.12		0.15		(0.32)	0.13	(0.03)	0.13		0.15		(0.32)	0.13	(0.03)	0.13		0.15		(0.32)	0.02
Total From Investment Operations	0.13	(0.01)	0.13		0.16		(0.30)	0.13	(0.02)	0.14		0.16		(0.30)	0.13	(0.02)	0.14		0.16		(0.30)	0.02
Less: Dividend Distributions: From Net Investment Income	(0.02)	(0.01)	—	(f)	(0.01)		(0.02)	(0.02)	(0.01)	—	(f)	(0.01)		(0.02)	(0.02)	(0.01)	—	(f)	(0.01)		(0.02)	—
From Capital Gains	— (f)	— (f)	—	(f)	—	(f)	—	— (f)	— (f)	—	(f)	—	(f)	—	— (f)	— (f)	—	(f)	—	(f)	—	—
From Return of Capital	—	—	—		—	(f)	— (f)	—	—	—		—	(f)	— (f)	—	—	—		—	(f)	— (f)	—
Total Distributions	(0.02)	(0.01)	—		(0.01)		(0.02)	(0.02)	(0.01)	—		(0.01)		(0.02)	(0.02)	(0.01)	—		(0.01)		(0.02)	—
Net Asset Value, End of Period	$0.97	$0.86	$0.88		$0.75		$0.60	$0.96	$0.85	$0.88		$0.74		$0.59	$0.96	$0.85	$0.88		$0.74		$0.59	$1.02
Total Return (%)	14.39	(0.63)	17.66		27.05		(32.53)	14.63	(1.24)	18.38		27.84		(32.75)	14.45	(1.45)	18.57		27.55		(32.90)	1.83	(b)
Net Assets, End of Period ($ millions)	107	69	53		27		9	94	62	47		23		6	118	76	54		25		7	2
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.04)	2.17	2.20		2.74		4.21	(0.04)	2.09	2.13		2.75		4.20	(0.04)	2.09	2.14		2.61		4.49	(0.01	)(b)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.05	0.05	0.05		0.05		0.05	0.05	0.05	0.05		0.05		0.05	0.05	0.05	0.05		0.05		0.05	0.05	(c)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.05	0.05	0.05		0.05		0.05	0.05	0.05	0.05		0.05		0.05	0.05	0.05	0.05		0.05		0.05	0.05	(c)
Portfolio Turnover Rate (%)(a)	6.51	2.78	1.47		6.27		7.62	4.99	2.28	1.37		5.79		7.79	4.03	1.97	1.04		7.87		6.77	0.76	(b)

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Not annualized.

(c)  Annualized.

(d)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)  For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)  Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Conservative Allocation Fund						Moderate Allocation Fund						Aggressive Allocation Fund
	Years Ended December 31,						Years Ended December 31,						Years Ended December 31,
	2012	2011	2010		2009	2008	2012	2011	2010	2009		2008	2012		2011	2010		2009	2008
Net Asset Value, Beginning of Period	$1.11	$1.08	$0.99		$0.89	$1.03	$1.18	$1.16	$1.03	$0.88		$1.14	$1.24		$1.24	$1.06		$0.86	$1.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	— (f)	0.03	0.03		0.03	0.04	— (f)	0.03	0.03	0.03		0.03	—	(f)	0.02	0.02		0.02	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.08	0.03	0.06		0.11	(0.14)	0.13	0.02	0.11	0.15		(0.25)	0.17		— (f)	0.16		0.20	(0.37)
Total From Investment Operations	0.08	0.06	0.09		0.14	(0.10)	0.13	0.05	0.14	0.18		(0.22)	0.17		0.02	0.18		0.22	(0.35)
Less: Dividend Distributions:
From Net Investment Income	(0.03)	(0.03)	—	(f)	(0.03)	(0.04)	(0.03)	(0.03)	— (f)	(0.03)		(0.03)	(0.03)		(0.02)	—	(f)	(0.02)	(0.02)
From Capital Gains	(0.01)	— (f)	—	(f)	(0.01)	— (f)	(0.01)	— (f)	(0.01)	—	(f)	(0.01)	—	(f)	—	—		— (f)	(0.01)
From Return of Capital	—	—	—		—	—	—	—	—	—	(f)	—	—		—	—		—	— (f)
Total Distributions	(0.04)	(0.03)	—		(0.04)	(0.04)	(0.04)	(0.03)	(0.01)	(0.03)		(0.04)	(0.03)		(0.02)	—		(0.02)	(0.03)
Net Asset Value, End of Period	$1.15	$1.11	$1.08		$0.99	$0.89	$1.27	$1.18	$1.16	$1.03		$0.88	$1.38		$1.24	$1.24		$1.06	$0.86
Total Return (%)	7.44	5.79	9.34		15.94	(10.19)	10.90	4.19	13.11	21.27		(19.85)	13.41		2.31	17.02		25.64	(28.20)
Net Assets, End of Period ($ millions)	86	66	52		38	24	225	182	163	125		90	187		158	147		117	81
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.03	3.40	3.47		4.24	4.04	0.02	2.68	2.73	3.22		3.14	0.01		2.13	2.07		2.44	2.41
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	—	—	—		—	—	—	—	—	—		—	—		—	—		—	—
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	—	—	—		—	—	—	—	—	—		—	—		—	—		—	—
Portfolio Turnover Rate (%)(a)	10.14	12.14	20.11		14.24	38.30	8.11	11.21	15.68	15.29		25.21	7.82		7.73	12.91		11.70	20.56

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Not annualized.

(c)  Annualized.

(d)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)  For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)  Amount is less than $0.005 per share.

NA = Not Applicable
The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Money Market Fund									Mid-Term Bond Fund						Bond Fund
	Years Ended December 31,									Years Ended December 31,						Years Ended December 31,
	2012		2011		2010	2009		2008		2012		2011	2010	2009	2008	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.20		$1.20		$1.21	$1.21		$1.21		$1.06		$1.03	$1.00	$0.94	$0.96	$1.39		$1.34	$1.30	$1.18	$1.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	—	(f)	—	(f)	— (f)	—	(f)	0.03		0.03		0.03	0.04	0.04	0.04	0.05		0.05	0.05	0.05	0.07
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	—	(f)	—	(f)	(0.01)	—	(f)	—	(f)	—	(f)	0.03	0.02	0.07	(0.02)	0.03		0.05	0.04	0.12	(0.09)
Total From Investment Operations	—		—		(0.01)	—		0.03		0.03		0.06	0.06	0.11	0.02	0.08		0.10	0.09	0.17	(0.02)
Less: Dividend Distributions:
From Net Investment Income	—		—		—	—	(f)	(0.03)		—	(f)	(0.03)	(0.03)	(0.04)	(0.04)	—	(f)	(0.05)	(0.05)	(0.05)	(0.07)
From Capital Gains	—		—		—	—	(f)	—	(f)	—	(f)	—	— (f)	(0.01)	—	—		—	—	—	—
Total Distributions	—		—		—	—		(0.03)		—		(0.03)	(0.03)	(0.05)	(0.04)	—		(0.05)	(0.05)	(0.05)	(0.07)
Net Asset Value, End of Period	$1.20		$1.20		$1.20	$1.21		$1.21		$1.09		$1.06	$1.03	$1.00	$0.94	$1.47		$1.39	$1.34	$1.30	$1.18
Total Return (%)	(0.17)		(0.17)		(0.14)	(0.08)		2.34		3.33		6.34	6.93	11.22	1.84	5.79		7.30	7.29	14.61	(1.75)
Net Assets, End of Period ($ millions)	90		101		109	119		201		387		338	298	234	183	753		635	597	488	372
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.18)		(0.17)		(0.15)	(0.04)		2.38		2.94		3.02	3.66	4.16	4.27	3.55		3.61	3.81	4.62	5.05
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.30		0.31		0.32	0.33		0.32		0.55		0.55	0.57	0.58	0.55	0.55		0.55	0.57	0.58	0.56
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.30		0.31		0.32	0.33		0.32		0.55		0.55	0.57	0.58	0.55	0.55		0.55	0.57	0.58	0.56
Portfolio Turnover Rate (%)(a)	N/A		N/A		NA	NA		NA		14.30		23.69	16.70	30.76	34.95	28.89		30.24	40.33	46.27	23.76

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Not annualized.

(c)  Annualized.

(d)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)  For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)  Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Investment Corporation (the "Investment Company") is a diversified, open-end management investment company — a type of company commonly known as a "mutual fund". It is registered as such under the Investment Company Act of 1940 (the "Investment Company Act"). The Investment Company was formed on February 21, 1986 as a Maryland corporation and principally offers its shares exclusively to separate accounts of Mutual of America Life Insurance Company ("Mutual of America Life") and its affiliates. As a "series" type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. At December 31, 2012, there were 24 active Funds (collectively, "the Funds"): Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund; Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund and 2050 Retirement Fund (collectively, "Retirement Funds"); a Conservative Allocation Fund, a Moderate Allocation Fund and an Aggressive Allocation Fund (collectively, "Allocation Funds"). The International Fund and the Retirement Funds (other than the 2050 Retirement Fund) commenced operations on November 5, 2007. The 2050 Retirement Fund commenced operations on October 1, 2012.

Investment Company shares are issued to Mutual of America Life, and on a limited basis, to Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York), for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. In addition, shares of selected equity and fixed income funds of the Investment Company are directly issued to one or more of the Investment Company's Allocation Funds.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with U.S. generally accepted accounting principles ("GAAP"):

Fair Value — The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•  Level 1 — quoted prices in active markets for identical securities.

•  Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of December 31, 2012, management determined that the fair value inputs for all equity securities, including shares of registered investment companies, were considered Level 1, with the exception of non-registered securities under Rule 144A of the Securities Act of 1933 which were considered Level 2. In addition, certain Rule 144A securities not actively traded are considered Level 3; however, there were no such securities as of December 31, 2012. Fair value inputs for all debt securities were considered Level 2. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are reflected based on the fair value at the beginning of a reporting period.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The following is a summary of the inputs used to value the Funds' investments and other financial instruments as of December 31, 2012, by fair value input hierarchy:

Fund		Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Market Value: (See Portfolios of Investments for More Details)
Equity Index Fund
Common Stock		$1,069,563,554	—	—	$1,069,563,554
Short-Term Debt Securities		—	$36,894,226	—	$36,894,226
Temporary Cash Investments		—	$32,700	—	$32,700
		$1,069,563,554	$36,926,926	—	$1,106,490,480
All America Fund
Common Stock-Indexed		$131,737,697	—	—	$131,737,697
Common Stock-Active		$114,869,959	—	—	$114,869,959
Convertible Preferred Stock		$191,225	—	—	$191,225
Short-Term Debt Securities		—	$7,298,250	—	$7,298,250
Temporary Cash Investments		—	$1,489,000	—	$1,489,000
		$246,798,881	$8,787,250	—	$255,586,131
Small Cap Value Fund
Common Stock		$277,220,165	—	—	$277,220,165
Convertible Preferred Stock		$1,463,422	—	—	$1,463,422
Short-Term Debt Securities		—	$11,497,820	—	$11,497,820
		$278,683,587	$11,497,820	—	$290,181,407
Small Cap Growth Fund
Common Stock		$260,482,002	—	—	$260,482,002
Short-Term Debt Securities		—	$11,598,038	—	$11,598,038
		$260,482,002	$11,598,038	—	$272,080,040
Mid Cap Value Fund
Common Stock		$50,624,162	—	—	$50,624,162
Short-Term Debt Securities		—	$2,499,614	—	$2,499,614
		$50,624,162	$2,499,614	—	$53,123,776
Mid-Cap Equity Index Fund
Common Stock		$590,192,857	—	—	$590,192,857
Short-Term Debt Securities		—	$18,696,990	—	$18,696,990
Temporary Cash Investments		—	$301,400	—	$301,400
		$590,192,857	$18,998,390	—	$609,191,247
International Fund
Common Stock		$113,980,101	—	—	$113,980,101
Composite Fund
Common Stock		$94,323,287	—	—	$94,323,287
U.S. Government Debt		—	$11,150,774	—	$11,150,774
U.S. Government Agency Residential Mortgage-Backed Obligations		—	$22,889,607	—	$22,889,607
Corporate Long-Term Debt		—	$31,672,350	—	$31,672,350
Short-Term Debt		—	$8,048,365	—	$8,048,365
Temporary Cash Investments		—	$934,600	—	$934,600
		$94,323,287	$74,695,696	—	$169,018,983
Retirement Income Fund
Common Stock		$31,243,375	—	—	$31,243,375
2010	Retirement Fund
Common Stock		$21,452,723	—	—	$21,452,723
2015	Retirement Fund
Common Stock		$112,337,705	—	—	$112,337,705

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund		Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
2020	Retirement Fund
Common Stock		$169,031,294	—	—	$169,031,294
2025	Retirement Fund
Common Stock		$161,771,470	—	—	$161,771,470
2030	Retirement Fund
Common Stock		$133,273,336	—	—	$133,273,336
2035	Retirement Fund
Common Stock		$106,699,288	—	—	$106,699,288
2040	Retirement Fund
Common Stock		$93,991,633	—	—	$93,991,633
2045	Retirement Fund
Common Stock		$118,318,475	—	—	$118,318,475
2050	Retirement Fund
Common Stock		$2,117,191	—	—	$2,117,191
Conservative Allocation Fund
Common Stock		$86,359,906	—	—	$86,359,906
Moderate Allocation Fund
Common Stock		$225,205,190	—	—	$225,205,190
Aggressive Allocation Fund
Common Stock		$186,917,156	—	—	$186,917,156
Money Market Fund
U.S. Government Debt		—	$7,999,292	—	$7,999,292
U.S. Government Agency Short-Term Debt		—	$20,410,885	—	$20,410,885
Commercial Paper		—	$60,444,997	—	$60,444,997
Temporary Cash Investments		—	$1,078,600	—	$1,078,600
		—	$89,933,774	—	$89,933,774
Mid-Term Bond Fund
U.S. Government Debt		—	$179,805,893	—	$179,805,893
U.S. Government Agency Residential Mortgage-Backed Obligations		—	$31,803	—	$31,803
U.S. Government Agency Non-Mortgage-Backed Obligations		—	$46,101,248	—	$46,101,248
Corporate Debt		—	$157,328,936	—	$157,328,936
Municipal Obligations		—	$769,456	—	$769,456
Temporary Cash Investments		—	$697,600	—	$697,600
		—	$384,734,936	—	$384,734,936
Bond Fund
U.S. Government Debt		—	$92,524,579	—	$92,524,579
U.S. Government Agency Residential Mortgage-Backed Obligations		—	$202,094,681	—	$202,094,681
U.S. Government Agency Non-Mortgage-Backed Obligations		—	$17,521,140	—	$17,521,140
Long-Term Corporate Debt		—	$428,832,328	—	$428,832,328
Sovereign Debt		—	$4,453,291	—	$4,453,291
Short-Term Debt		—	$1,999,993	—	$1,999,993
Temporary Cash Investments		—	$487,200	—	$487,200
		—	$747,913,212	—	$747,913,212
Other Financial Instruments:*
Equity Index Fund		$(271,225)	—	—	$(271,225)
All America Fund		$(19,126)	—	—	$(19,126)
Mid-Cap Equity Index Fund		$(111,507)	—	—	$(111,507)

*  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3) for the Year Ended December 31, 2012
	Balance December 31, 2011	Change in Unrealized Gains (Losses)	Transfers Into Level 3(a)	Transfers Out of Level 3(b)	Balance December 31, 2012	Net Change in Unrealized Gains/(Losses) of Level 3 Assets Held as of December 31, 2012 Included in Statement of Operations
All America Fund — Active Common Stock	—	—	$810,576	$(810,576)	—	—
Small Cap Value Fund — Common Stock	—	—	$4,725,984	$(4,725,984)	—	—

(a)  Reflects transfers into Level 3 from Level 2 as a result of a security being carried at a calculated fair value due to the absence of recent trading activity in the security, as described in Security Valuation below.

(b)  Reflects transfers into Level 2 as a result of a security no longer being carried at a calculated fair value due to a recent trade, as further described under Security Valuation below. Also reflects the transfer of common stock of NBH Holdings Co. from Level 3 to Level 1 as a result of the security commencing trading on a public exchange. The market value of this security as of December 31, 2011 was $270,192 in the All America Fund and $1,575,328 in the Small Cap Value Fund, respectively.

During the year ended December 31, 2012, there were no transfers of securities between Level 1 and Level 2.

In May 2011, the FASB issued ASU No. 2011-04, "Fair Value Measurements (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs" ("ASU No. 2011-04"). ASU No. 2011-04 requires additional disclosures regarding fair value measurements in financial statements of interim and annual periods beginning after December 15, 2011. The discussion under Security Valuation, below, reflects these additional disclosures.

Security Valuation — Investment securities are carried at fair value as follows:

Exchange-traded equity securities are valued at the last sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

The Advisor uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser's valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted. Generally, absent any significant contrary indications, the last trade price will be used as the calculated fair value.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out ("FIFO") basis.

Futures Contracts — The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized gain or loss on the contract is included in Net Unrealized Appreciation (Depreciation) of Investments in the Components of Net Assets section of the Statement of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized gains or losses are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statement of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statement of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.

The "Underlying Face Amount at Value" (appearing in the "Notes to the Summary Portfolio of Investments in Securities") representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund's exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2012, the Equity Index Fund, Mid-Cap Equity Index Fund and the All America Fund purchased futures contracts with total principal amounts of $302,066,728, $145,338,079 and $33,294,345, respectively.

Retirement Funds — Each of the Retirement Funds invests in equity (stock) funds and fixed income (bond) funds and targets different percentages to these asset classes. The targets reflect varying emphases on achieving capital appreciation and gains versus preserving capital and producing income, depending on the specific Fund's time horizon.

The Retirement Funds target their investments in the following underlying funds of the Investment Company in accordance with the percentage allocations noted:

		Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund	Money Market Fund
Retirement Income Fund		20%	5%	—	—	—	30%	40%	5%
2010	Retirement Fund	25%	11%	—	—	3%	25%	31%	5%
2015	Retirement Fund	28%	11%	2%	2%	6%	25%	26%	—
2020	Retirement Fund	33%	11%	3%	3%	9%	25%	16%	—
2025	Retirement Fund	37%	15%	4%	4%	9%	23%	8%	—
2030	Retirement Fund	40%	17%	5%	5%	10%	23%	—	—
2035	Retirement Fund	40%	20%	6%	6%	12%	16%	—	—
2040	Retirement Fund	35%	23%	8%	8%	14%	12%	—	—
2045	Retirement Fund	35%	21%	9%	9%	16%	10%	—	—
2050	Retirement Fund	35%	20%	10%	10%	17%	8%	—	—

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Generally, rebalancing of the Retirement Funds' holdings is performed on a quarterly or other periodic basis and the mix of underlying Funds is reviewed annually.

Allocation Funds — The Allocation Funds target their investments in the following underlying Funds of the Investment Company in accordance with the percentage allocations noted:

Conservative Allocation:	Equity Index (25%), Bond (30%),
Mid-Term Bond (45%).
Moderate Allocation:	Equity Index (35%), Bond (30%),
Mid-Term Bond (20%), Mid-Cap Equity Index (15%).
Aggressive Allocation:	Equity Index (45%), Bond (25%),
Mid-Cap Equity Index (20%), Small Cap Value (5%), Small Cap Growth (5%).

Generally, rebalancing of the Allocation Funds' holdings is performed on a monthly basis.

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis using the effective interest method. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

Distributions to Shareholders ("Dividends") — Distributions to shareholders are recorded on the ex-dividend date and are made at least annually. It is the Investment Company's policy to make distributions of its net investment income and net realized gains, if any, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the funds' net asset values) are made within the funds' capital accounts to reflect income and gains available for distribution under Federal income tax regulations.

Federal Income Taxes — Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is required.

GAAP requires the evaluation of tax positions taken in the course of preparing a fund's tax return to determine whether it is "more-likely-than-not" that tax positions taken in the fund's tax return will be ultimately sustained, and, if not, a tax liability and expense is recorded.

As of December 31, 2012, management has evaluated the tax positions taken on the Funds' tax returns for all open tax years and has concluded that no tax provision is required in any of the Funds' financial statements. Each Fund's federal and state income, franchise and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2012, the Funds had the following capital loss carry forwards to offset net capital gains, to the extent provided by Federal income tax regulations, which if unused expire on the dates noted.

Expiring on December 31,	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
2013	$0	$0	$0	$0	$0
2014	0	0	0	0	0
2015	0	0	0	0	0
2016	0	0	0	0	0
2017	0	0	6,732,589	0	0
2018	0	0	0	0	0
No Expiration**	0	0	0	0	0
Total	$0	$0	$6,732,589	$0	$0

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Expiring on December 31,	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
2013	$0	$0	$0	$0	$0
2014	0	0	0	0	0
2015	0	0	0	0	0
2016	0	0	0	0	0
2017	0	0	9,842,700	0	0
2018	0	0	0	0	0
No Expiration**	0	10,241	0	0	0
Total	$0	$10,241	$9,842,700	$0	$0
Expiring on December 31,	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
2013	$0	$0	$0	$0	$0
2014	0	0	0	0	0
2015	0	0	0	0	0
2016	0	0	0	0	0
2017	0	0	0	0	0
2018	0	0	0	0	0
No Expiration**	0	0	0	0	0
Total	$0	$0	$0	$0	$0
Expiring on December 31,	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
2013	$0	$0	$0	$0	$0
2014	0	0	0	0	0
2015	0	0	0	0	0
2016	0	0	0	0	0
2017	0	0	0	0	0
2018	0	0	0	0	0
No Expiration**	0	0	0	0	0
Total	$0	$0	$0	$0	$0

Expiring on December 31,	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
2013	$0	$0	$0	$0
2014	0	0	0	0
2015	0	0	0	0
2016	0	0	0	0
2017	0	0	0	0
2018	0	0	0	0
No Expiration**	0	0	0	0
Total	$0	$0	$0	$0

**  Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carryforward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Funds' other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-11 regarding "Disclosures about Offsetting Assets and Liabilities." The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

2.  EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management Corporation ("the Adviser"), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge of the value of the net assets of each fund, at the following annual rates:

Fund	Annual Investment Management Fee
Retirement Funds	.05%
Equity Index, Mid Cap Equity Index, International Funds	.075%
Money Market Fund	.15%
All America, Composite, Mid-Term Bond, Bond Funds	.40%
Mid Cap Value Fund	.55%
Small Cap Value, Small Cap Growth Funds	.75%

The Adviser does not assess a fee for investment management to the Allocation Funds. However, shareholders in the Allocation Funds (and the Retirement and International Funds) will indirectly bear their pro-rata share of the investment management fees incurred by the underlying Funds in which they invest.

3.  INVESTMENTS

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the year ended December 31, 2012, were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Cost of investment purchases	$112,231,655	$43,279,836	$64,976,572	$179,614,499	$14,332,532
Proceeds from sales of investments	$64,409,517	$69,117,485	$67,757,950	$195,494,025	$16,633,459
	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Cost of investment purchases	$85,748,546	$34,081,159	$41,007,084	$11,023,225	$5,600,486
Proceeds from sales of investments	$71,368,568	$237,668	$50,218,901	$4,712,130	$6,534,392
	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Cost of investment purchases	$31,886,324	$50,707,875	$49,095,078	$38,706,752	$32,908,322
Proceeds from sales of investments	$19,979,642	$14,107,047	$11,381,189	$8,295,857	$5,593,602
	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Cost of investment purchases	$26,484,086	$35,160,418	$2,087,225	$22,837,078	$40,575,873
Proceeds from sales of investments	$3,841,561	$3,873,500	$7,586	$7,718,922	$16,613,949

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

3.  INVESTMENTS (CONTINUED)

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Cost of investment purchases	$22,243,580	—	$98,107,998	$301,489,246
Proceeds from sales of investments	$13,752,257	—	$49,355,073	$191,910,445

The cost of short-term security purchases for the Money Market Fund for the year ended December 31, 2012, was $1,065,737,314; net proceeds from sales for the year were $1,076,524,101.

The components of net unrealized appreciation (depreciation) of investments for Federal income tax purposes and the cost of investments for Federal income tax purposes at December 31, 2012 for each of the funds were as follows. Differences with amounts reflected in the Statements of Assets and Liabilities arise principally from wash sales and the treatment of distributions from partnerships and Real Estate Investment Trusts (REITs).

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Unrealized Appreciation	$305,202,913	$49,848,619	$68,151,790	$45,013,158	$9,007,613
Unrealized Depreciation	(67,963,152)	(19,282,304)	(9,018,338)	(11,892,714)	(3,328,101)
Net	$237,239,761	$30,566,315	$59,133,452	$33,120,444	$5,679,512
Tax Cost of Investments	$869,250,719	$225,019,816	$231,047,955	$238,959,596	$47,444,264
	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Unrealized Appreciation	$135,724,570	$5,988,070	$24,976,539	$1,518,105	$1,569,552
Unrealized Depreciation	(36,606,606)	(1,703,855)	(4,272,189)	(5,884)	(123,861)
Net	$99,117,964	$4,284,215	$20,704,350	$1,512,221	$1,445,691
Tax Cost of Investments	$510,073,284	$109,695,886	$148,314,633	$29,731,154	$20,007,032
	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Unrealized Appreciation	$11,251,005	$18,573,460	$19,492,887	$17,537,770	$14,606,722
Unrealized Depreciation	(1,529,805)	(1,785,234)	(1,109,298)	(978,990)	(679,380)
Net	$9,721,200	$16,788,226	$18,383,589	$16,558,780	$13,927,342
Tax Cost of Investments	$102,616,505	$152,243,068	$143,387,881	$116,714,556	$92,771,946
	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Unrealized Appreciation	$13,277,493	$16,295,953	$37,172	$6,565,588	$32,056,967
Unrealized Depreciation	(458,222)	(506,961)	0	(583,176)	(7,520,615)
Net	$12,819,271	$15,788,992	$37,172	$5,982,412	$24,536,352
Tax Cost of Investments	$81,172,363	$102,529,483	$2,080,019	$80,377,494	$200,668,838

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$28,931,727	$494	$22,274,497	$41,771,088
Unrealized Depreciation	(4,671,217)	(111)	(220,196)	(1,214,578)
Net	$24,260,510	$383	$22,054,301	$40,556,510
Tax Cost of Investments	$162,656,646	$89,933,391	$362,680,635	$707,356,702

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

4.  CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. As of December 31, 2012, shares authorized were allocated into the 24 series of Funds as follows:

		Authorized No. of Shares
Equity Index Fund		500,000,000
All America Fund		225,000,000
Small Cap Value Fund		350,000,000
Small Cap Growth Fund		350,000,000
Mid Cap Value Fund		100,000,000
Mid-Cap Equity Index Fund		450,000,000
International Fund		200,000,000
Composite Fund		200,000,000
Retirement Income Fund		50,000,000
2010	Retirement Fund	50,000,000
2015	Retirement Fund	150,000,000
2020	Retirement Fund	225,000,000
2025	Retirement Fund	175,000,000
2030	Retirement Fund	150,000,000
2035	Retirement Fund	150,000,000
2040	Retirement Fund	150,000,000
2045	Retirement Fund	150,000,000
2050	Retirement Fund	100,000,000
Conservative Allocation Fund		100,000,000
Moderate Allocation Fund		200,000,000
Aggressive Allocation Fund		200,000,000
Money Market Fund		175,000,000
Mid-Term Bond Fund		350,000,000
Bond Fund		600,000,000
Sub-Total		5,350,000,000
Shares to be allocated at the discretion of the Board of Directors		650,000,000
Total		6,000,000,000

See Footnote 6, "Subsequent Events," for information regarding an addition to the number of authorized shares and changes to the allocation of authorized shares that took place on February 28, 2013.

5.  DIVIDENDS

On September 13, 2012 and September 14, 2012, required distributions of net investment income and, as applicable, net realized gains relating to 2011 were declared and paid for the funds (other than the All America, Small Cap Value, Mid Cap Value and Money Market Funds) in accordance with Internal Revenue Section 855(a). The Funds of Mutual of America Investment Corporation intend to declare and pay their respective tax year 2012 investment company taxable income and capital gains in 2013 in accordance with Internal Revenue Section 855(a).

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

5.  DIVIDENDS (CONTINUED)

Pursuant to shareholders' instructions, substantially all dividend distributions throughout 2012 and 2011 were immediately reinvested into their respective funds. The tax character of the distributions paid during 2012 and 2011 was as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Ordinary Income (a)
2012	$82,879	$0	$0	$0	$0
2011	$18,904,206	$6,317,474	$2,548,887	$0	$628,396
Long-Term Capital Gains
2012	$0	$0	$0	$2,029,204	$0
2011	$0	$0	$0	$0	$0
	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Fund	2010 Retirement Fund
Ordinary Income (a)
2012	$0	$21,604	$26,332	$598,298	$501,103
2011	$6,927,757	$2,142,256	$7,396,780	$478,508	$441,941
Long-Term Capital Gains
2012	$21,609,254	$73,236	$0	$555,974	$711,769
2011	$8,232,316	$211,930	$0	$47,419	$25,781
	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Ordinary Income (a)
2012	$2,132,730	$2,712,014	$2,312,037	$1,804,778	$1,281,243
2011	$1,729,238	$1,955,796	$1,518,829	$1,162,444	$836,651
Long-Term Capital Gains
2012	$705,161	$463,425	$386,258	$338,408	$310,979
2011	$120,136	$139,097	$201,103	$195,986	$173,801
	2040 Retirement Fund	2045 Retirement Equity Fund	2050 Retirement Equity Fund	Conservative Allocation Fund	Moderate Allocation Fund
Ordinary Income (a)
2012	$1,115,985	$1,327,885	$0	$1,854,503	$4,454,203
2011	$707,075	$801,800	N/A	$1,565,125	$4,054,555
Long-Term Capital Gains
2012	$321,679	$317,477	$0	$770,637	$1,816,656
2011	$182,882	$173,340	N/A	$19,438	$304,510
	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Ordinary Income (a)
2012	$3,143,042	$0	$269,325	$187,178
2011	$3,017,256	$0	$10,100,703	$22,722,570
Long-Term Capital Gains
2012	$511,903	$0	$715,725	$0
2011	$0	$0	$0	$0

Notes:

(a)  Includes distributions from Fund-level net short-term capital gains.

N/A = Not applicable.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

5.  DIVIDENDS (CONTINUED)

Undistributed net income and gains (losses) — As of December 31, 2012, undistributed net income and undistributed accumulated gain (loss) on a tax basis were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Accumulated undistributed net investment income	$21,317,195	$3,842,108	$4,127,875	$0	$651,813
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$7,754,140	$3,062,592	$(6,732,589)	$24,133,834	$1,077,034
Net unrealized appreciation (depreciation) of investments and futures contracts	$237,239,761	$30,566,315	$59,133,452	$33,120,444	$5,679,512
	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Fund	2010 Retirement Fund
Accumulated undistributed net investment income	$9,797,334	$2,689,340	$3,658,493	$0	$0
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$19,299,423	$(10,241)	$(9,842,700)	$542,068	$1,047,363
Net unrealized appreciation (depreciation) of investments and futures contracts	$99,117,964	$4,284,215	$20,704,350	$1,512,221	$1,445,691
	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Accumulated undistributed net investment income	$0	$0	$0	$0	$0
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$4,933,865	$4,150,732	$3,973,935	$2,870,031	$2,178,280
Net unrealized appreciation (depreciation) of investments and futures contracts	$9,721,200	$16,788,226	$18,383,589	$16,558,780	$13,927,342
	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Accumulated undistributed net investment income	$0	$0	$292	$34,834	$52,765
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$1,713,021	$1,950,857	$0	$1,110,957	$2,609,374
Net unrealized appreciation (depreciation) of investments and futures contracts	$12,819,271	$15,788,992	$37,172	$5,982,412	$24,536,352
	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$17,814	$0	$10,246,278	$23,755,259
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$2,247,152	$0	$821,302	$1,270,568
Net unrealized appreciation (depreciation) of investments and futures contracts	$24,260,510	$383	$22,054,301	$40,556,510

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

5.  DIVIDENDS (CONTINUED)

The difference between the components of distributable earnings on a tax basis and the amounts reflected in the statements of assets and liabilities are primarily due to wash sales, and the Federal income tax treatment of futures contracts.

Reclassifications — Periodically, the Funds may reclassify book to tax differences as a result of the differences arising from the accounting for partnerships, REIT securities, non-deductible net operating loss, and Fund distributions for Federal income tax purposes versus financial reporting purposes. Each Fund's net assets are not affected by these reclassifications.

During the year ended December 31, 2012, each Fund reclassified the following book to tax differences [increases (decreases)]:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Accumulated undistributed net investment income	$(139,456)	$(144,000)	$(1,063,070)	$33,438	$(51,395)
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$226,759	$195,088	$1,252,772	$385,163	$59,559
Paid in capital	$(87,303)	$(51,088)	$(189,702)	$(418,601)	$(8,164)
	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Fund	2010 Retirement Fund
Accumulated undistributed net investment income	$(761,720)	$0	$(80)	$6,543	$6,410
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$761,720	$0	$80	$(3,578)	$(1,972)
Paid in capital	$0	$0	$0	$(2,965)	$(4,438)
	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Accumulated undistributed net investment income	$32,827	$47,226	$48,419	$42,506	$34,751
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(7,626)	$(7,003)	$(3,103)	$(4)	$(4)
Paid in capital	$(25,201)	$(40,223)	$(45,316)	$(42,502)	$(34,747)
	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Accumulated undistributed net investment income	$31,587	$39,291	$88	$12,774	$14,445
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(4)	$(5)	$(88)	$(12,774)	$(14,445)
Paid in capital	$(31,583)	$(39,286)	$0	$0	$0
	Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income		$0	$169,628	$0	$0
Accumulated undistributed net realized gains (loss) on investments and futures contracts		$0	$(139)	$0	$0
Paid in capital		$0	$(169,489)	$0	$0

These reclassifications were made as a result of the differences arising from the disallowance of net operating losses, distributions from partnerships, distributions from REITs, distribution reclassifications and other cumulative adjustments for Federal income tax purposes versus financial reporting purposes.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

6.  SUBSEQUENT EVENTS

On February 28, 2013, the Board of Directors of the Investment Company increased the number of authorized shares from six billion to seven billion. Also on that date, the Board of Directors changed the number of authorized shares of the following Funds. As a result of these actions, there remained 1,075,000,000 unallocated shares on that date.

Fund		Previous Allocation	Allocation Increase (Decrease)	Total Shares Allocated
Money Market Fund		175,000,000	(50,000,000)	125,000,000
All America Fund		225,000,000	(25,000,000)	200,000,000
Composite Fund		200,000,000	(50,000,000)	150,000,000
Small Cap Growth Fund		350,000,000	(25,000,000)	325,000,000
Small Cap Value Fund		350,000,000	(25,000,000)	325,000,000
Bond Fund		600,000,000	50,000,000	650,000,000
Mid-Term Bond Fund		350,000,000	100,000,000	450,000,000
International Fund		200,000,000	100,000,000	300,000,000
2020	Retirement Fund	225,000,000	100,000,000	325,000,000
2025	Retirement Fund	175,000,000	100,000,000	275,000,000
2030	Retirement Fund	150,000,000	100,000,000	250,000,000
2035	Retirement Fund	150,000,000	75,000,000	225,000,000
2040	Retirement Fund	150,000,000	50,000,000	200,000,000
2045	Retirement Fund	150,000,000	75,000,000	225,000,000

Management, on behalf of the Investment Company, has evaluated the need for disclosures and/or adjustments to the financial statements resulting from subsequent events. As a result of this evaluation, except as noted above, no additional subsequent events require disclosure and/or adjustment to the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
of Mutual of America Investment Corporation:

We have audited the accompanying statement of assets and liabilities of Mutual of America Investment Corporation, comprising the Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, 2050 Retirement Fund, Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Mid-Term Bond Fund and Bond Fund (collectively, the "Funds"), including the portfolios of investments in securities for the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, International Fund, Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund and 2050 Retirement Fund, and the summary portfolios of investments in securities for each of the remaining Funds as of December 31, 2012, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Mutual of America Investment Corporation as of December 31, 2012, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2013

MUTUAL OF AMERICA INVESTMENT CORPORATION
ADDITIONAL INFORMATION

Directors and Officers — unaudited

The tables below show information about the Directors and officers of the Investment Company. The address of each Director and officer is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022. The Investment Company does not hold regular annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other investment companies advised by or affiliated with the Adviser or Mutual of America with the exception of serving on the Board of Directors of Mutual of America Institutional Funds, Inc., an affiliated registered management investment company, which also receives investment advice from the Adviser. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service. Mr. Greed serves as director of one other investment company advised by or affiliated with the Adviser, Mutual of America Institutional Funds, Inc.

The Investment Company's Statement of Additional Information ("SAI"), filed with the Securities and Exchange Commission, contains additional information about the Investment Company's Directors and Officers. A copy of the latest SAI can be obtained, without charge, by writing to Mutual of America Investment Corporation at 320 Park Avenue, New York, NY 10022-6839 or by calling 1-800-468-3785 or through the following websites: http://www.mutualofamerica.com or http://www.sec.gov.

Independent Directors

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
Carolyn N. Dolan age 66	since May 2008	Founding Principal and Portfolio Manager, Samson Capital Advisors LLC	Samson Capital; One Beacon Court; Mutual of America Institutional Funds, Inc.
Kevin M. Kearney age 60	since April 2011	Partner, Wingate, Kearney & Cullen	Concern Worldwide, USA; College of Mount Saint Vincent; Futures in Education Foundation; Mutual of America Institutional Funds, Inc.
LaSalle D. Leffall, III, age 50	since April 2011	President and Founder, LDL Financial, Inc., the managing member of LDL Financial, LLC	Federal Home Loan Bank of Atlanta; Lockhart Companies Incorporated; Mutual of America Institutional Funds, Inc.
John W. Sibal, age 60	since April 2011	President & Chief Executive Officer, Eustis Commercial Mortgage Corporation	New Orleans Recreation Development Foundation; Mutual of America Institutional Funds, Inc.
Margaret M. Smyth age 49	since April 2011

Vice President of Finance, Con Edison; prior thereto Vice President, Chief Financial Officer, Hamilton Sundstrand, a United Technologies Company; prior thereto Vice President, Controller, United Technologies Corporation; prior thereto Vice President and Chief Accounting Officer, 3M Company

Concern Worldwide (U.S.) Inc.; Trustee Fellow and President's Council, Fordham University; Financial Executives International Committee on Corporate Reporting; International Accounting Standards Board Interpretations Committee; Mutual of America Institutional Funds, Inc.

Independent Directors

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
Patrick J. Waide, Jr. age 75	since August 1996		John Simon Guggenheim Memorial Foundation; The National Catholic Reporter Publishing Company; Mutual of America Institutional Funds, Inc.
William E. Whiston, age 59	since February 2011

Chief Financial Officer, the Archdiocese of New York; Adjunct Professor in Finance, Fordham University Graduate School of Business; prior thereto Executive Vice President and member, United States Management Board at Allied Irish Bank

Trustee and Treasurer, Trustees of St. Patrick's Cathedral in New York City; St. Joseph's Seminary; New York Medical College; Mutual of America Institutional Funds, Inc.

Interested Director

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
John R. Greed Chairman, President and Chief Executive Officer, age 52	Chairman of the Board since September 2003

Senior Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company and Mutual of America Holding Company, Inc. since December 2007; prior thereto, Senior Executive Vice President and Treasurer; Senior Executive Vice President, Chief Financial Officer and Treasurer, Mutual of America Capital Management Corporation; Chairman of the Board, President and Chief Executive Officer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.

Mutual of America Life Insurance Company, Mutual of America Holding Company, Inc. , Mutual of America Foundation; Greater NYC Councils of the Boy Scouts; Mutual of America Institutional Funds, Inc.

Mr. Greed is an "interested person" as an officer of the Adviser and of affiliates of the Adviser.

Officers

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
James J. Roth Executive Vice President and General Counsel, age 63	since April 2009

Executive Vice President and General Counsel, Mutual of America Life Insurance Company since April 2009, prior thereto Executive Vice President, Deputy General Counsel, prior thereto Senior Vice President, Chief Compliance Officer, prior thereto Vice President and Associate General Counsel; Executive Vice President and General Counsel, Mutual of America Capital Management Corporation, Mutual of America Securities Corporation, Mutual of America Investment Corporation, and Mutual of America Institutional Funds, Inc; Chairman, President and Chief Executive Officer, Mutual of America Holding Company, Inc.

Mutual of America Life Insurance Company; Mutual of America Holding Company, Inc.; Mutual of America Foundation; Respect for Law Alliance, Stuyvesant Town Peter Cooper Village Tenants Association
George L. Medlin, Executive Vice President, Chief Financial Officer and Treasurer, age 60	since February 2008

Executive Vice President and Treasurer, Mutual of America Life Insurance Company and Mutual of America Holding Company, Inc. since December 2007; prior thereto, Executive Vice President, Internal Audit, Mutual of America Life Insurance Company; Executive Vice President, Chief Financial Officer and Treasurer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.

Director and Board Treasurer, Nassau County Coalition Against Domestic Violence
Thomas L. Martin Executive Vice President, Deputy General Counsel and Corporate Secretary, age 63	since August 2003

Executive Vice President and Deputy General Counsel, Mutual of America Life Insurance Company since November 2008, prior thereto, Senior Vice President and Associate General Counsel; Executive Vice President Deputy General Counsel and Secretary, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.

None

Officers

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
Kathryn Lu Executive Vice President and Chief Compliance Officer, age 52	since July 2008

Executive Vice President and Chief Compliance Officer, Mutual of America Life Insurance Company, prior thereto Senior Vice President and Chief Compliance Officer, prior thereto Senior Vice President and Associate General Counsel, Mutual of America; Executive Vice President and Chief Compliance Officer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.

None
John Corrigan Executive Vice President and Internal Auditor, age 52	since February 2008

Executive Vice President and Internal Auditor, Mutual of America Life Insurance Company, prior thereto Senior Vice President and Internal Auditor; Executive Vice President and Internal Auditor, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.

None
Myron O. Schlanger, Senior Vice President and Chief Accounting Officer, age 57	since April 2012	Senior Vice President and Associate Treasurer	New York City Chapter of Financial Executives International; Executive Committee and Nominating Committee of the Life Insurance Company Guaranty Corporation of New York; CenterLight Health System

Quarterly Portfolio Schedules

Included in this Annual Report are summary schedules of Mutual of America Investment Corporation's ("Investment Company") Fund portfolio holdings as of December 31, 2012. The Investment Company files complete schedules of Fund portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. The Forms N-Q and N-CSR are available on the SEC's website at http://www.sec.gov. Additionally, the Forms N-Q and N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A copy of the Investment Company's proxy voting policies and procedures can be obtained free of charge by calling 1-800-468-3785. It is also available on the SEC's website at http://www.sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available without charge by calling 1-800-468-3785. It is also available on the SEC website.

Code of Ethics

The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call (212) 224-1568 or write to:

Ms. Kathryn Lu
Chief Compliance Officer
Mutual of America Investment Corporation
320 Park Avenue
New York, NY 10022-6839

Supplemental Dividend Information — Unaudited

Dividends from the International, Mid-Term Bond and Bond Funds do not qualify for the corporate dividends received deduction. All America, Money Market, Mid-Cap Equity Index, Small Cap Value, Small Cap Growth, Mid Cap Value, and 2050 Retirement Funds did not distribute any dividends during 2012. The following are the percentages of the ordinary dividends distributed in 2012 by the other Investment Corporation Funds that qualify for the corporate dividends received deduction:

	Equity Index Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund
Ordinary dividend qualifying percentage	100%	46.96%	60.62%	60.87%	54.95%
	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund
Ordinary dividend qualifying percentage	54.10%	55.89%	52.88%	59.43%	59.19%
	2045 Retirement Fund		Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Ordinary dividend qualifying percentage		58.83%	63.54%	58.52%	58.23%

Important tax information: The following amounts of 2012 Investment Corporation Fund long-term capital gains (if any) are considered capital gain dividends.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid-Cap Equity Index Fund
Dividends qualifying for reduced long-term capital gains tax rate	$0	$0	$0	$2,029,204	$21,609,254
	Mid Cap Value Fund	International	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$0	$73,236	$0	$555,974	$711,769
	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$705,161	$463,425	$386,258	$338,408	$310,979
	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Dividends qualifying for reduced long-term capital gains tax rate	$321,679	$317,477	$0	$770,637	$1,816,656
	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Dividends qualifying for reduced long-term capital gains tax rate	$511,903	$0	$715,725	$0

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839

www.mutualofamerica.com

320 PARK AVENUE

NEW YORK NY 10022-6839

ADDRESS SERVICE REQUESTED

You can receive these and other important documents electronically. Sign up for eDocuments and we'll waive the monthly participant charge.

Find out more at mutualofamerica.com
or call 1-800-468-3785.

ITEM 2.   CODE OF ETHICS.

Mutual of America Investment Corporation has adopted a Code of Ethics that applies to its principal executive and financial officers, as well as all Access Persons as defined under Rule 17j-1 of the Investment Company Act of 1940.  The Code consists of two sections.  The first section, designated as Section A, is the Code of Ethics required under Rule 17j-1.  Section A requires those subject to it to submit periodic reports detailing their securities holdings and transactions (subject to several exemptions contained in the rules) and requires pre-approval for certain securities transactions by such persons, including purchases and sales of reportable securities, investments in initial public offerings and private placements.

The second section, designated as Section B, is to assure compliance with the Code of Ethics requirements of Section 406 of the Sarbanes-Oxley Act of 2002.  It applies specifically to the Corporation’s principal executive and financial officers.

The two sections are not mutually exclusive and must be observed independently by each person to whom they are intended to apply.  Section A applies to all individuals while Section B applies to the individuals designated in Section B.  Both Sections explicitly require those individuals subject to the provisions of the Code of Ethics to promptly report violations of the Code of Ethics to the Chief Compliance Officer.

There have been no amendments to Section A or B during the period covered by this report.

The Annual Report to Shareholders includes information on how to obtain a copy of the Code of Ethics at no charge.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Mutual of America Investment Corporation’s Board of Directors has determined that one audit committee financial expert serves on its Audit Committee.

(a) (2) The audit committee financial expert is Patrick J. Waide, Jr.  He was Senior Vice-President, Administration at Sullivan & Company until March 1998; Director of the Drucker Foundation from 1996-1999 and President, Drucker Foundation in 1999.  Mr. Waide is considered an independent director.

(a) (3) Not applicable.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees:

2012: $444,357

2011: $392,343

(b), (c), (d) There were no Audit-Related, Tax or Other Fees.

(e) All non-audit fees are pre-approved by the Audit Committee in advance.

(f), (g), (h) Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   INVESTMENTS.

(a) Schedule I — Portfolios of Investments in Securities follows:

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.1%)
Abercrombie & Fitch Co. Cl A	6,774	324,949
Amazon.com, Inc.*	30,413	7,637,921
Apollo Group, Inc.*	8,967	187,590
AutoNation, Inc.*	3,268	129,740
AutoZone, Inc.*	3,123	1,106,885
Bed Bath & Beyond, Inc.*	20,564	1,149,733
Best Buy Co., Inc.	22,870	271,010
Big Lots, Inc.*	4,946	140,763
BorgWarner, Inc.*	9,630	689,701
Cablevision Systems Corp. Cl A	18,319	273,686
CarMax, Inc.*	17,643	662,318
Carnival Corp.	38,779	1,425,904
CBS Corp. Cl B	48,143	1,831,841
Chipotle Mexican Grill, Inc.*	2,702	803,737
Coach, Inc.	24,100	1,337,791
Comcast Corp. Cl A	224,243	8,382,203
D.R. Horton, Inc.	23,583	466,472
Darden Restaurants, Inc.	11,252	507,128
Delphi Automotive PLC*	23,554	900,941
DIRECTV*	51,368	2,576,619
Discovery Communications, Inc. Cl A*	20,015	1,270,552
Disney (Walt) Co.	146,932	7,315,744
Dollar General Corp.*	22,080	973,507
Dollar Tree, Inc.*	19,105	774,899
Expedia, Inc.*	7,894	485,086
Family Dollar Stores, Inc.	8,205	520,279
Ford Motor Co.	319,026	4,131,387
Fossil, Inc.*	4,627	430,774
GameStop Corp. Cl A*	10,799	270,947
Gannett Co., Inc.	18,866	339,777
Gap, Inc.	25,028	776,869
Garmin Ltd.	9,432	385,014
Genuine Parts Co.	12,709	808,038
Goodyear Tire & Rubber Co.*	21,226	293,131
H&R Block, Inc.	22,801	423,415
Harley-Davidson, Inc.	19,188	937,142
Harman Int’l. Industries, Inc.	5,615	250,654
Hasbro, Inc.	9,717	348,840
Home Depot, Inc.	127,422	7,881,051
International Game Technology	22,629	320,653
Interpublic Group of Cos., Inc.	35,850	395,067
Johnson Controls, Inc.	55,471	1,702,960
Kohl’s Corp.	17,867	767,924
Leggett & Platt, Inc.	11,759	320,080
Lennar Corp. Cl A	14,101	545,286
Limited Brands, Inc.	19,953	938,988
Lowe’s Cos., Inc.	95,758	3,401,324
Macy’s, Inc.	33,931	1,323,988
Marriott International, Inc. Cl A	20,481	763,327
Mattel, Inc.	28,776	1,053,777
McDonald’s Corp.	84,213	7,428,429
McGraw-Hill Cos., Inc.	22,904	1,252,162
Netflix, Inc.*	4,766	442,189
Newell Rubbermaid, Inc.	24,026	535,059
News Corp. Cl A	170,250	4,348,185
NIKE, Inc. Cl B	57,794	2,982,170

Nordstrom, Inc.	12,709	679,932
O’Reilly Automotive, Inc.*	9,605	858,879
Omnicom Group, Inc.	22,014	1,099,819
Penney (J.C.) Co., Inc.	12,000	236,520
PetSmart, Inc.	9,077	620,322
Priceline.com, Inc.*	4,207	2,613,388
Pulte Homes, Inc.*	28,949	525,714
Ralph Lauren Corp.	5,190	778,085
Ross Stores, Inc.	18,849	1,020,673
Scripps Networks Interactive, Inc. Cl A	7,367	426,697
Staples, Inc.	58,780	670,092
Starbucks Corp.	62,899	3,372,644
Starwood Hotels & Resorts	16,013	918,506
Target Corp.	55,952	3,310,680
Tiffany & Co.	10,219	585,957
Time Warner Cable, Inc.	25,001	2,429,847
Time Warner, Inc.	79,086	3,782,683
TJX Cos., Inc.	62,600	2,657,370
TripAdvisor, Inc.*	9,205	386,242
Urban Outfitters, Inc.*	8,997	354,122
V.F. Corp.	7,386	1,115,064
Viacom, Inc. Cl B	39,030	2,058,442
Washington Post Co. Cl B	384	140,241
Whirlpool Corp.	6,599	671,448
Wyndham Worldwide Corp.	11,556	614,895
Wynn Resorts Ltd.	6,639	746,821
Yum! Brands, Inc.	40,425	2,684,220
		123,304,909
CONSUMER STAPLES (10.2%)
Altria Group, Inc.	170,216	5,348,187
Archer-Daniels-Midland Co.	55,548	1,521,460
Avon Products, Inc.	35,985	516,745
Beam, Inc.	13,361	816,223
Brown-Forman Corp. Cl B	12,745	806,121
Campbell Soup Co.	15,146	528,444
Clorox Co.	11,038	808,202
Coca-Cola Co.	323,336	11,720,930
Coca-Cola Enterprises, Inc.	22,699	720,239
Colgate-Palmolive Co.	37,252	3,894,324
ConAgra Foods, Inc.	34,054	1,004,593
Constellation Brands, Inc. Cl A*	12,600	445,914
Costco Wholesale Corp.	36,161	3,571,622
CVS Caremark Corp.	104,583	5,056,588
Dean Foods Co.*	15,293	252,487
Dr. Pepper Snapple Group, Inc.	17,276	763,254
Estee Lauder Cos., Inc. Cl A	20,400	1,221,144
General Mills, Inc.	54,332	2,195,556
Heinz (H.J.) Co.	26,779	1,544,613
Hershey Co.	12,499	902,678
Hormel Foods Corp.	11,269	351,705
J.M. Smucker Co.	9,115	786,078
Kellogg Co.	20,681	1,155,034
Kimberly-Clark Corp.	33,071	2,792,185
Kraft Foods Group, Inc.*	49,722	2,260,859
Kroger Co.	43,294	1,126,510
Lorillard, Inc.	10,548	1,230,635
McCormick & Co., Inc.	11,124	706,708
Mead Johnson Nutrition Co.	16,912	1,114,332
Molson Coors Brewing Co. Cl B	13,039	557,939
Mondelez International, Inc. Cl A*	148,083	3,771,674
Monster Beverage Corp.*	12,896	681,940
PepsiCo, Inc.	129,981	8,894,600
Philip Morris Int’l., Inc.	141,302	11,818,499
Proctor & Gamble Co.	229,250	15,563,783
Reynolds American, Inc.	26,815	1,110,945

Safeway, Inc.	20,264	366,576
Sysco Corp.	48,935	1,549,282
Tyson Foods, Inc. Cl A	24,244	470,334
Wal-Mart Stores, Inc.	140,008	9,552,746
Walgreen Co.	72,555	2,685,261
Whole Foods Market, Inc.	14,493	1,323,646
		113,510,595
ENERGY (10.6%)
Anadarko Petroleum Corp.	41,917	3,114,852
Apache Corp.	32,860	2,579,510
Baker Hughes, Inc.	37,575	1,534,563
Cabot Oil & Gas Corp.	16,729	832,100
Cameron International Corp.*	20,879	1,178,828
Chesapeake Energy Corp.	42,936	713,596
Chevron Corp.	163,568	17,688,244
ConocoPhillips	101,747	5,900,309
CONSOL Energy, Inc.	19,549	627,523
Denbury Resources, Inc.*	32,604	528,185
Devon Energy Corp.	31,851	1,657,526
Diamond Offshore Drilling, Inc.	5,739	390,022
Ensco PLC Cl A*	19,204	1,138,413
EOG Resources, Inc.	22,570	2,726,230
EQT Corp.	12,333	727,400
Exxon Mobil Corp.	385,191	33,338,278
FMC Technologies, Inc.*	19,961	854,930
Halliburton Co.	76,917	2,668,251
Helmerich & Payne, Inc.	8,755	490,368
Hess Corp.	25,280	1,338,829
Kinder Morgan, Inc.*	52,506	1,855,037
Marathon Oil Corp.	59,162	1,813,907
Marathon Petroleum Corp.	28,603	1,801,989
Murphy Oil Corp.	15,644	931,600
Nabors Industries Ltd.*	23,951	346,092
National Oilwell Varco, Inc.	35,618	2,434,490
Newfield Exploration Co.*	11,378	304,703
Noble Drilling Corp.*	20,733	721,923
Noble Energy, Inc.	14,868	1,512,670
Occidental Petroleum Corp.	67,526	5,173,167
Peabody Energy Corp.	23,219	617,858
Phillips 66*	52,931	2,810,636
Pioneer Natural Resources Co.	10,247	1,092,228
QEP Resources, Inc.	15,103	457,168
Range Resources Corp.	13,774	865,420
Rowan Companies PLC Cl A*	10,303	322,175
Schlumberger Ltd.	112,031	7,762,628
Southwestern Energy Co.*	28,913	965,983
Spectra Energy Corp.	55,079	1,508,063
Tesoro Corp.*	11,799	519,746
Valero Energy Corp.	46,124	1,573,751
Williams Cos., Inc.*	55,511	1,817,430
WPX Energy, Inc.*	17,136	254,984
		117,491,605
FINANCIALS (14.9%)
ACE Ltd.	28,294	2,257,861
Aflac, Inc.	39,242	2,084,535
Allstate Corp.	40,454	1,625,037
American Express Co.	81,644	4,692,897
American Int’l. Group, Inc.*	124,540	4,396,262
American Tower Corp.*	32,933	2,544,733
Ameriprise Financial, Inc.	17,221	1,078,551
Aon PLC	26,502	1,473,776
Apartment Investment & Management Co. Cl A	11,762	318,280
Assurant, Inc.	6,627	229,957
AvalonBay Communities, Inc.	9,318	1,263,428
Bank of America Corp.	902,925	10,473,930

Bank of New York Mellon Corp.	97,378	2,502,615
BB&T Corp.	58,253	1,695,745
Berkshire Hathaway, Inc. Cl B*	151,595	13,598,072
BlackRock, Inc.	10,397	2,149,164
Boston Properties, Inc.	12,393	1,311,303
Capital One Financial Corp.	49,081	2,843,262
CBRE Group, Inc.*	25,717	511,768
Charles Schwab Corp.	90,556	1,300,384
Chubb Corp.	22,169	1,669,769
Cincinnati Financial Corp.	12,208	478,065
Citigroup, Inc.	244,654	9,678,512
CME Group, Inc.	26,091	1,323,075
Comerica, Inc.	15,896	482,285
Discover Financial Svcs.	44,144	1,701,751
E*Trade Financial Corp.*	21,544	192,819
Equity Residential	26,460	1,499,488
Federated Investors, Inc. Cl B	7,866	159,129
Fifth Third Bancorp	74,967	1,138,749
First Horizon National Corp.	20,630	204,443
Franklin Resources, Inc.	11,511	1,446,933
Genworth Financial, Inc. Cl A*	41,875	314,481
Goldman Sachs Group, Inc.	36,782	4,691,912
Hartford Financial Svcs. Group, Inc.	36,022	808,334
HCP, Inc.	37,345	1,687,247
Health Care REIT, Inc.	21,315	1,306,396
Host Hotels & Resorts, Inc.	59,525	932,757
Hudson City Bancorp, Inc.	39,699	322,753
Huntington Bancshares, Inc.	72,309	462,055
IntercontinentalExchange, Inc.*	5,991	741,746
Invesco Ltd.	37,154	969,348
JPMorgan Chase & Co.	313,596	13,788,816
KeyCorp	78,046	657,147
Kimco Realty Corp.	33,670	650,504
Legg Mason, Inc.	9,796	251,953
Leucadia National Corp.	16,638	395,818
Lincoln National Corp.	23,021	596,244
Loews Corp.	26,287	1,071,195
M&T Bank Corp.	10,189	1,003,311
Marsh & McLennan Cos., Inc.	44,504	1,534,053
MetLife, Inc.	89,785	2,957,518
Moody’s Corp.	16,167	813,523
Morgan Stanley	115,783	2,213,771
Nasdaq OMX Group, Inc.*	9,584	239,696
Northern Trust Corp.	17,941	899,921
NYSE Euronext	14,896	469,820
People’s United Financial, Inc.	29,190	352,907
Plum Creek Timber Co., Inc.	13,388	594,026
PNC Financial Svcs. Grp., Inc.	44,790	2,611,705
Principal Financial Grp., Inc.	23,311	664,830
Progressive Corp.	46,205	974,926
ProLogis, Inc.	37,769	1,378,191
Prudential Financial, Inc.	37,857	2,018,914
Public Storage	11,774	1,706,759
Regions Financial Corp.	116,358	828,469
Simon Property Group, Inc.	25,547	4,038,725
SLM Corp.	39,772	681,294
State Street Corp.	39,260	1,845,613
SunTrust Banks, Inc.	44,343	1,257,124
T. Rowe Price Group, Inc.	21,209	1,381,342
Torchmark Corp.	7,776	401,786
Travelers Cos., Inc.	32,058	2,302,406
U.S. Bancorp	157,609	5,034,031
Unum Group	23,121	481,379
Ventas, Inc.	24,450	1,582,404
Vornado Realty Trust	13,964	1,118,237

Wells Fargo & Co.	409,067	13,981,910
Weyerhaeuser Co.	44,798	1,246,280
XL Group PLC	25,351	635,296
Zions Bancorporation	15,314	327,720
		165,553,171
HEALTH CARE (11.7%)
Abbott Laboratories	132,286	8,664,733
Aetna, Inc.	27,810	1,287,603
Agilent Technologies, Inc.*	29,652	1,213,953
Alexion Pharmaceuticals, Inc.*	16,610	1,558,184
Allergan, Inc.	25,850	2,371,221
AmerisourceBergen Corp.	19,644	848,228
Amgen, Inc.	64,988	5,609,764
Bard (C.R.), Inc.	6,339	619,574
Baxter International, Inc.	45,653	3,043,229
Becton, Dickinson & Co.	16,410	1,283,098
Biogen Idec, Inc.*	20,040	2,939,267
Boston Scientific Corp.*	115,091	659,471
Bristol-Myers Squibb Co.	139,014	4,530,466
Cardinal Health, Inc.	28,675	1,180,837
CareFusion Corp.*	18,185	519,727
Celgene Corp.*	35,472	2,792,356
Cerner Corp.*	12,392	962,115
CIGNA Corp.	24,113	1,289,081
Coventry Health Care, Inc.*	11,186	501,468
Covidien PLC	39,952	2,306,828
DaVita HealthCare Partners, Inc*	6,876	760,004
DENTSPLY International, Inc.	12,033	476,627
Edwards Lifesciences Corp.*	9,562	862,206
Express Scripts Hldg. Co.*	68,766	3,713,364
Forest Laboratories, Inc.*	19,737	697,111
Gilead Sciences, Inc.*	65,514	4,812,003
Hospira, Inc.*	13,829	432,018
Humana, Inc.	13,247	909,142
Intuitive Surgical, Inc.*	3,730	1,829,080
Johnson & Johnson	231,161	16,204,386
Laboratory Corp. of America Hldgs.*	7,951	688,716
Life Technologies Corp.*	14,810	726,875
Lilly (Eli) & Co.	85,729	4,228,154
McKesson Corp.	19,958	1,935,128
Medtronic, Inc.	85,025	3,487,726
Merck & Co., Inc.	264,685	10,836,204
Mylan, Inc.*	34,679	952,979
Patterson Cos., Inc.	6,990	239,268
PerkinElmer, Inc.	9,786	310,608
Perrigo Co.	7,418	771,695
Pfizer, Inc.	622,595	15,614,683
Quest Diagnostics, Inc.	13,406	781,168
St. Jude Medical, Inc.	25,541	923,052
Stryker Corp.	24,040	1,317,873
Tenet Healthcare Corp.*	8,764	284,567
Thermo Fisher Scientific, Inc.*	30,461	1,942,803
UnitedHealth Group, Inc.	84,903	4,605,139
Varian Medical Systems, Inc.*	9,307	653,724
Waters Corp.*	7,281	634,321
Watson Pharmaceuticals, Inc.*	10,604	911,944
WellPoint, Inc.	25,027	1,524,645
Zimmer Hldgs., Inc.*	14,586	972,303
		129,220,719
INDUSTRIALS (9.8%)
3M Co.	53,085	4,928,942
Avery Dennison Corp.	8,233	287,496
Boeing Co.	55,982	4,218,804
Caterpillar, Inc.	56,262	5,039,950
Cintas Corp.	9,014	368,673

CSX Corp.	87,047	1,717,437
Cummins, Inc.	14,939	1,618,641
Danaher Corp.	48,625	2,718,138
Deere & Co.	32,832	2,837,341
Dover Corp.	15,072	990,381
Dun & Bradstreet Corp.	3,792	298,241
Eaton Corp. PLC*	37,874	2,052,013
Emerson Electric Co.	60,321	3,194,600
Equifax, Inc.	10,153	549,480
Expeditors Int’l. of Wash.	17,180	679,469
Fastenal Co.	22,297	1,041,047
FedEx Corp.	24,105	2,210,911
Flowserve Corp.	4,164	611,275
Fluor Corp.	13,868	814,606
General Dynamics Corp.	27,196	1,883,867
General Electric Co.	900,808	18,907,960
Grainger (W.W.), Inc.	4,895	990,601
Honeywell International, Inc.	64,955	4,122,694
Illinois Tool Works, Inc.	35,719	2,172,072
Ingersoll-Rand PLC	23,177	1,111,569
Iron Mountain, Inc.	14,134	438,861
Jacobs Engineering Group, Inc.*	10,746	457,457
Joy Global, Inc.	8,873	565,920
L-3 Communications Hldgs., Inc.	7,774	595,644
Lockheed Martin Corp.	22,449	2,071,818
Masco Corp.	30,300	504,798
Norfolk Southern Corp.	26,249	1,623,238
Northrop Grumman Corp.	20,254	1,368,765
PACCAR, Inc.	29,631	1,339,618
Pall Corp.	9,370	564,636
Parker Hannifin Corp.	12,602	1,071,926
Pentair Ltd.*	17,858	877,721
Pitney Bowes, Inc.	17,035	181,252
Precision Castparts Corp.	12,062	2,284,784
Quanta Services, Inc.*	17,887	488,136
Raytheon Co.	27,303	1,571,561
Republic Services, Inc.	24,801	727,413
Robert Half Int’l., Inc.	11,326	360,393
Robinson (C.H.) Worldwide, Inc.	13,405	847,464
Rockwell Automation, Inc.	11,928	1,001,833
Rockwell Collins, Inc.	11,612	675,470
Roper Industries, Inc.	8,269	921,828
Ryder System, Inc.	4,286	214,000
Snap-on, Inc.	4,893	386,498
Southwest Airlines Co.	61,059	625,244
Stanley Black & Decker, Inc.	14,145	1,046,306
Stericycle, Inc.*	7,318	682,550
Textron, Inc.	23,646	586,184
The ADT Corp.*	19,687	915,249
Tyco International Ltd.	38,806	1,135,076
Union Pacific Corp.	39,613	4,980,146
United Parcel Service, Inc. Cl B	59,596	4,394,013
United Technologies Corp.	69,789	5,723,396
Waste Management, Inc.	36,231	1,222,434
Xylem, Inc.	15,901	430,917
		108,248,757
INFORMATION TECHNOLOGY (18.5%)
Accenture Ltd. Cl A	55,102	3,664,283
Adobe Systems, Inc.*	41,031	1,546,048
Advanced Micro Devices, Inc.*	54,917	131,801
Akamai Technologies, Inc.*	14,520	594,013
Altera Corp.	26,480	911,971
Amphenol Corp. Cl A	13,302	860,639
Analog Devices, Inc.	25,248	1,061,931
Apple, Inc.	81,328	43,350,259

Applied Materials, Inc.	99,006	1,132,629
Autodesk, Inc.*	18,876	667,267
Automatic Data Processing, Inc.	40,580	2,313,466
BMC Software, Inc.*	12,049	477,863
Broadcom Corp. Cl A*	43,875	1,457,089
CA, Inc.	27,879	612,780
Cisco Systems, Inc.	452,098	8,883,726
Citrix Systems, Inc.*	15,941	1,048,121
Cognizant Technology Solutions*	25,380	1,879,389
Computer Sciences Corp.	13,243	530,382
Corning, Inc.	126,175	1,592,329
Dell, Inc.*	123,901	1,255,117
eBay, Inc.*	98,068	5,003,429
Electronic Arts, Inc.*	27,706	402,568
EMC Corp.*	177,341	4,486,727
F5 Networks, Inc.*	6,594	640,607
Fidelity Nat’l. Information Svcs., Inc.	20,721	721,298
First Solar, Inc.*	5,084	156,994
Fiserv, Inc.*	11,300	893,039
FLIR Systems, Inc.	12,378	276,153
Google, Inc. Cl A*	22,205	15,751,561
Harris Corp.	9,428	461,595
Hewlett-Packard Co.	166,845	2,377,541
Int’l. Business Machines Corp.	89,033	17,054,271
Intel Corp.	417,262	8,608,115
Intuit, Inc.	23,245	1,383,078
Jabil Circuit, Inc.	14,654	282,676
JDS Uniphase Corp.*	19,639	265,912
Juniper Networks, Inc.*	43,534	856,314
KLA-Tencor Corp.	13,842	661,094
Lam Research Corp.*	14,464	522,584
Linear Technology Corp.	19,411	665,797
LSI Corp.*	48,751	345,157
MasterCard, Inc. Cl A	8,842	4,343,898
Microchip Technology, Inc.	16,121	525,383
Micron Technology, Inc.*	89,468	568,122
Microsoft Corp.	637,244	17,033,532
Molex, Inc.	11,513	314,650
Motorola Solutions, Inc.	23,524	1,309,816
NetApp, Inc.*	30,263	1,015,324
NVIDIA Corp.*	52,586	646,282
Oracle Corp.	304,888	10,158,868
Paychex, Inc.	27,691	862,298
QUALCOMM, Inc.	144,795	8,980,186
Red Hat, Inc.*	15,278	809,123
SAIC, Inc.*	23,841	269,880
Salesforce.com, inc.*	10,960	1,842,376
SanDisk Corp.*	19,942	868,674
Seagate Technology PLC*	27,430	836,066
Symantec Corp.*	58,938	1,108,624
TE Connectivity Ltd.	35,202	1,306,698
Teradata Corp.*	13,952	863,489
Teradyne, Inc.*	15,801	266,879
Texas Instruments, Inc.	94,415	2,921,200
Total System Services, Inc.	13,592	291,141
VeriSign, Inc.	12,689	492,587
Visa, Inc. Cl A	43,152	6,540,980
Western Digital Corp.*	17,418	740,091
Western Union Co.	48,677	662,494
Xerox Corp.	106,144	723,902
Xilinx, Inc.	21,753	780,933
Yahoo!, Inc.*	87,258	1,736,434
		204,607,543
MATERIALS (3.5%)
Air Products & Chemicals, Inc.	17,647	1,482,701

Airgas, Inc.	5,839	533,042
Alcoa, Inc.	91,773	796,590
Allegheny Technologies, Inc.	8,869	269,263
Ball Corp.	12,512	559,912
Bemis Co., Inc.	8,475	283,574
CF Industries Hldgs., Inc.	5,314	1,079,592
Cliffs Natural Resources, Inc.	11,985	462,142
Dow Chemical Co.	101,638	3,284,940
Du Pont (E.I.) de Nemours & Co.	77,429	3,481,982
Eastman Chemical Co.	12,785	870,019
Ecolab, Inc.	21,950	1,578,205
FMC Corp.	11,426	668,650
Freeport-McMoRan Copper & Gold, Inc.	79,816	2,729,707
Int’l. Flavors & Fragrances, Inc.	6,780	451,141
International Paper Co.	36,238	1,443,722
LyondellBasell Industries N.V. Cl A*	31,548	1,801,075
MeadWestvaco Corp.	14,417	459,470
Monsanto Co.	44,320	4,194,888
Newmont Mining Corp.	41,139	1,910,495
Nucor Corp.	26,530	1,145,565
Owens-Illinois, Inc.*	13,523	287,634
PPG Industries, Inc.	12,609	1,706,628
Praxair, Inc.	24,833	2,717,972
Sealed Air Corp.	15,605	273,244
Sherwin-Williams Co.	7,121	1,095,352
Sigma-Aldrich Corp.	10,052	739,626
The Mosaic Co.	23,215	1,314,665
United States Steel Corp.	12,122	289,352
Vulcan Materials Co.	10,795	561,880
		38,473,028
TELECOMMUNICATION SERVICES (2.9%)
AT&T, Inc.	477,196	16,086,277
CenturyLink, Inc.	52,709	2,061,976
Crown Castle International Corp.*	24,243	1,749,375
Frontier Communications Corp.	88,199	377,492
MetroPCS Communications, Inc.*	26,446	262,873
Sprint Nextel Corp.*	253,882	1,439,511
Verizon Communications, Inc.	236,398	10,228,941
Windstream Corp.	49,475	409,653
		32,616,098
UTILITIES (3.3%)
AES Corp.*	51,606	552,184
AGL Resources, Inc.	9,700	387,709
Ameren Corp.	19,570	601,190
American Electric Power Co., Inc.	40,647	1,734,814
CenterPoint Energy, Inc.	36,070	694,348
CMS Energy Corp.	21,892	533,727
Consolidated Edison, Inc.	24,680	1,370,727
Dominion Resources, Inc.	47,833	2,477,749
DTE Energy Co.	14,334	860,757
Duke Energy Corp.*	58,652	3,741,998
Edison International	26,980	1,219,226
Entergy Corp.	14,970	954,338
Exelon Corp.	72,522	2,156,804
FirstEnergy Corp.	34,610	1,445,314
Integrys Energy Group, Inc.	6,545	341,780
NextEra Energy, Inc.	35,401	2,449,395
NiSource, Inc.	25,353	631,036
Northeast Utilities	26,231	1,025,107
NRG Energy, Inc.*	27,111	623,282
ONEOK, Inc.	16,975	725,681
Pepco Hldgs., Inc.	19,092	374,394
PG&E Corp.	35,311	1,418,796
Pinnacle West Capital Corp.	9,077	462,745
PPL Corp.	48,905	1,400,150

Public Svc. Enterprise Group, Inc.	42,308	1,294,625
SCANA Corp.	11,079	505,646
Sempra Energy	18,839	1,336,439
Southern Co.	73,256	3,136,089
TECO Energy, Inc.	16,800	281,568
Wisconsin Energy Corp.	19,327	712,200
Xcel Energy, Inc.	40,708	1,087,311
		36,537,129
TOTAL INDEXED ASSETS - COMMON STOCKS
(Cost: $822,824,420) 96.5%		1,069,563,554

	Rating**		Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.9%)
U.S. Treasury Bill (1)	A-1	+	0.03	04/04/13	3,100,000	3,099,760
U.S. Treasury Bill (1)	A-1	+	0.06	03/21/13	5,000,000	4,999,342
U.S. Treasury Bill (1)	A-1	+	0.10	02/14/13	2,000,000	1,999,756
						10,098,858
COMMERCIAL PAPER (2.4%)
Air Products & Chemicals†	A-1		0.13	01/16/13	3,400,000	3,399,816
General Electric Capital Corp.	A-1	+	0.12	03/18/13	10,000,000	9,997,465
New Jersey Natural Gas	A-1		0.11	01/14/13	1,300,000	1,299,948
Toyota Motor Credit Corp.	A-1	+	0.15	02/22/13	3,000,000	2,999,350
Toyota Motor Credit Corp.	A-1	+	0.16	02/15/13	6,000,000	5,998,800
Washington Gas Light Co.	A-1		0.13	01/02/13	3,100,000	3,099,989
						26,795,368
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $36,894,226) 3.3%						36,894,226

TEMPORARY CASH INVESTMENTS (2) (Cost: $32,700) 0.0% (3)						32,700

TOTAL INVESTMENTS (Cost: $859,751,346) 99.8%						1,106,490,480

OTHER NET ASSETS 0.2%						2,096,585

NET ASSETS 100.0%						1,108,587,065

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (5.9%)
Abercrombie & Fitch Co. Cl A	834	40,007
Amazon.com, Inc.*	3,743	940,017
Apollo Group, Inc.*	1,108	23,179
AutoNation, Inc.*	402	15,959
AutoZone, Inc.*	385	136,456
Bed Bath & Beyond, Inc.*	2,532	141,564
Best Buy Co., Inc.	2,798	33,156
Big Lots, Inc.*	611	17,389
BorgWarner, Inc.*	1,183	84,726
Cablevision Systems Corp. Cl A	2,264	33,824
CarMax, Inc.*	2,173	81,574
Carnival Corp.	4,780	175,761
CBS Corp. Cl B	5,905	224,685
Chipotle Mexican Grill, Inc.*	334	99,352
Coach, Inc.	2,967	164,698
Comcast Corp. Cl A	27,683	1,034,791
D.R. Horton, Inc.	2,909	57,540
Darden Restaurants, Inc.	1,389	62,602
Delphi Automotive PLC*	2,900	110,925
DIRECTV*	6,337	317,864
Discovery Communications, Inc. Cl A*	2,482	157,557
Disney (Walt) Co.	18,111	901,747
Dollar General Corp.*	2,720	119,925
Dollar Tree, Inc.*	2,364	95,884
Expedia, Inc.*	975	59,914
Family Dollar Stores, Inc.	1,019	64,615
Ford Motor Co.	39,164	507,174
Fossil, Inc.*	564	52,508
GameStop Corp. Cl A*	1,330	33,370
Gannett Co., Inc.	2,337	42,089
Gap, Inc.	3,093	96,007
Garmin Ltd.	1,161	47,392
Genuine Parts Co.	1,570	99,821
Goodyear Tire & Rubber Co.*	2,712	37,453
H&R Block, Inc.	2,802	52,033
Harley-Davidson, Inc.	2,364	115,458
Harman Int’l. Industries, Inc.	693	30,936
Hasbro, Inc.	1,195	42,901
Home Depot, Inc.	15,787	976,426
International Game Technology	2,783	39,435
Interpublic Group of Cos., Inc.	4,428	48,797
Johnson Controls, Inc.	6,860	210,602
Kohl’s Corp.	2,212	95,072
Leggett & Platt, Inc.	1,443	39,278
Lennar Corp. Cl A	1,740	67,286
Limited Brands, Inc.	2,448	115,203
Lowe’s Cos., Inc.	11,762	417,786
Macy’s, Inc.	4,204	164,040
Marriott International, Inc. Cl A	2,530	94,293
Mattel, Inc.	3,546	129,855
McDonald’s Corp.	10,389	916,414
McGraw-Hill Cos., Inc.	2,830	154,716
Netflix, Inc.*	585	54,276
Newell Rubbermaid, Inc.	2,958	65,875
News Corp. Cl A	21,023	536,927
NIKE, Inc. Cl B	7,118	367,289

Nordstrom, Inc.	1,570	83,995
O’Reilly Automotive, Inc.*	1,181	105,605
Omnicom Group, Inc.	2,715	135,641
Penney (J.C.) Co., Inc.	1,474	29,053
PetSmart, Inc.	1,118	76,404
Priceline.com, Inc.*	516	320,539
Pulte Homes, Inc.*	3,589	65,176
Ralph Lauren Corp.	639	95,799
Ross Stores, Inc.	2,325	125,899
Scripps Networks Interactive, Inc. Cl A	905	52,418
Staples, Inc.	7,234	82,468
Starbucks Corp.	7,766	416,413
Starwood Hotels & Resorts	1,970	112,999
Target Corp.	6,889	407,622
Tiffany & Co.	1,255	71,962
Time Warner Cable, Inc.	3,077	299,054
Time Warner, Inc.	9,742	465,960
TJX Cos., Inc.	7,733	328,266
TripAdvisor, Inc.*	1,134	47,583
Urban Outfitters, Inc.*	1,106	43,532
V.F. Corp.	911	137,534
Viacom, Inc. Cl B	4,807	253,521
Washington Post Co. Cl B	47	17,165
Whirlpool Corp.	809	82,316
Wyndham Worldwide Corp.	1,425	75,824
Wynn Resorts Ltd.	816	91,792
Yum! Brands, Inc.	4,925	327,020
		15,197,983
CONSUMER STAPLES (5.4%)
Altria Group, Inc.	20,922	657,369
Archer-Daniels-Midland Co.	6,840	187,348
Avon Products, Inc.	4,426	63,557
Beam, Inc.	1,637	100,004
Brown-Forman Corp. Cl B	1,566	99,050
Campbell Soup Co.	1,865	65,070
Clorox Co.	1,358	99,433
Coca-Cola Co.	39,712	1,439,560
Coca-Cola Enterprises, Inc.	2,787	88,432
Colgate-Palmolive Co.	4,608	481,720
ConAgra Foods, Inc.	4,196	123,782
Constellation Brands, Inc. Cl A*	1,557	55,102
Costco Wholesale Corp.	4,464	440,909
CVS Caremark Corp.	12,841	620,862
Dean Foods Co.*	1,879	31,022
Dr. Pepper Snapple Group, Inc.	2,130	94,103
Estee Lauder Cos., Inc. Cl A	2,502	149,770
General Mills, Inc.	6,693	270,464
Heinz (H.J.) Co.	3,304	190,575
Hershey Co.	1,538	111,074
Hormel Foods Corp.	1,387	43,288
J.M. Smucker Co.	1,112	95,899
Kellogg Co.	2,547	142,250
Kimberly-Clark Corp.	4,066	343,292
Kraft Foods Group, Inc.*	6,093	277,049
Kroger Co.	5,317	138,348
Lorillard, Inc.	1,297	151,321
McCormick & Co., Inc.	1,366	86,782
Mead Johnson Nutrition Co.	2,068	136,261
Molson Coors Brewing Co. Cl B	1,609	68,849
Mondelez International, Inc. Cl A*	18,249	464,802
Monster Beverage Corp.*	1,584	83,762

PepsiCo, Inc.	15,968	1,092,690
Philip Morris Int’l., Inc.	17,357	1,451,739
Proctor & Gamble Co.	28,159	1,911,715
Reynolds American, Inc.	3,304	136,885
Safeway, Inc.	2,479	44,845
Sysco Corp.	6,017	190,498
Tyson Foods, Inc. Cl A	2,992	58,045
Wal-Mart Stores, Inc.	17,212	1,174,375
Walgreen Co.	8,981	332,387
Whole Foods Market, Inc.	1,786	163,115
		13,957,403
ENERGY (5.6%)
Anadarko Petroleum Corp.	5,158	383,291
Apache Corp.	4,062	318,867
Baker Hughes, Inc.	4,626	188,926
Cabot Oil & Gas Corp.	2,075	103,211
Cameron International Corp.*	2,571	145,159
Chesapeake Energy Corp.	5,276	87,687
Chevron Corp.	20,131	2,176,966
ConocoPhillips	12,512	725,571
CONSOL Energy, Inc.	2,402	77,104
Denbury Resources, Inc.*	4,011	64,978
Devon Energy Corp.	3,926	204,309
Diamond Offshore Drilling, Inc.	703	47,776
Ensco PLC Cl A*	2,362	140,019
EOG Resources, Inc.	2,784	336,279
EQT Corp.	1,525	89,945
Exxon Mobil Corp.	47,262	4,090,521
FMC Technologies, Inc.*	2,456	105,190
Halliburton Co.	9,518	330,179
Helmerich & Payne, Inc.	1,079	60,435
Hess Corp.	3,111	164,759
Kinder Morgan, Inc.*	6,477	228,832
Marathon Oil Corp.	7,269	222,868
Marathon Petroleum Corp.	3,548	223,524
Murphy Oil Corp.	1,924	114,574
Nabors Industries Ltd.*	2,948	42,599
National Oilwell Varco, Inc.	4,389	299,988
Newfield Exploration Co.*	1,405	37,626
Noble Drilling Corp.*	2,554	88,930
Noble Energy, Inc.	1,832	186,388
Occidental Petroleum Corp.	8,323	637,625
Peabody Energy Corp.	2,865	76,238
Phillips 66*	6,524	346,424
Pioneer Natural Resources Co.	1,259	134,197
QEP Resources, Inc.	1,862	56,363
Range Resources Corp.	1,698	106,685
Rowan Companies PLC Cl A*	1,265	39,557
Schlumberger Ltd.	13,828	958,142
Southwestern Energy Co.*	3,561	118,973
Spectra Energy Corp.	6,780	185,636
Tesoro Corp.*	1,458	64,225
Valero Energy Corp.	5,705	194,655
Williams Cos., Inc.*	6,821	223,320
WPX Energy, Inc.*	2,101	31,263
		14,459,804
FINANCIALS (7.9%)
ACE Ltd.	3,487	278,263
Aflac, Inc.	4,838	256,995
Allstate Corp.	5,000	200,850
American Express Co.	10,064	578,479

American Int’l. Group, Inc.*	15,372	542,632
American Tower Corp.*	4,058	313,562
Ameriprise Financial, Inc.	2,125	133,089
Aon PLC	3,260	181,289
Apartment Investment & Management Co. Cl A	1,451	39,264
Assurant, Inc.	815	28,281
AvalonBay Communities, Inc.	1,151	156,064
Bank of America Corp.	111,031	1,287,960
Bank of New York Mellon Corp.	11,958	307,321
BB&T Corp.	7,171	208,748
Berkshire Hathaway, Inc. Cl B*	18,622	1,670,393
BlackRock, Inc.	1,278	264,175
Boston Properties, Inc.	1,527	161,572
Capital One Financial Corp.	6,055	350,766
CBRE Group, Inc.*	3,183	63,342
Charles Schwab Corp.	11,155	160,186
Chubb Corp.	2,732	205,774
Cincinnati Financial Corp.	1,508	59,053
Citigroup, Inc.	30,184	1,194,079
CME Group, Inc.	3,208	162,678
Comerica, Inc.	1,969	59,739
Discover Financial Svcs.	5,428	209,249
E*Trade Financial Corp.*	2,666	23,861
Equity Residential	3,264	184,971
Federated Investors, Inc. Cl B	972	19,664
Fifth Third Bancorp	9,247	140,462
First Horizon National Corp.	2,546	25,231
Franklin Resources, Inc.	1,410	177,237
Genworth Financial, Inc. Cl A*	5,158	38,737
Goldman Sachs Group, Inc.	4,536	578,612
Hartford Financial Svcs. Group, Inc.	4,459	100,060
HCP, Inc.	4,599	207,783
Health Care REIT, Inc.	2,624	160,825
Host Hotels & Resorts, Inc.	7,341	115,033
Hudson City Bancorp, Inc.	4,914	39,951
Huntington Bancshares, Inc.	8,936	57,101
IntercontinentalExchange, Inc.*	742	91,867
Invesco Ltd.	4,591	119,779
JPMorgan Chase & Co.	38,604	1,697,418
KeyCorp	9,648	81,236
Kimco Realty Corp.	4,147	80,120
Legg Mason, Inc.	1,203	30,941
Leucadia National Corp.	2,066	49,150
Lincoln National Corp.	2,834	73,401
Loews Corp.	3,235	131,826
M&T Bank Corp.	1,257	123,777
Marsh & McLennan Cos., Inc.	5,507	189,826
MetLife, Inc.	11,060	364,316
Moody’s Corp.	1,988	100,036
Morgan Stanley	14,278	272,995
Nasdaq OMX Group, Inc.*	1,177	29,437
Northern Trust Corp.	2,214	111,054
NYSE Euronext	1,848	58,286
People’s United Financial, Inc.	3,616	43,717
Plum Creek Timber Co., Inc.	1,646	73,033
PNC Financial Svcs. Grp., Inc.	5,495	320,413
Principal Financial Grp., Inc.	2,875	81,995
Progressive Corp.	5,689	120,038
ProLogis, Inc.	4,653	169,788
Prudential Financial, Inc.	4,658	248,411
Public Storage	1,451	210,337

Regions Financial Corp.	14,354	102,200
Simon Property Group, Inc.	3,138	496,086
SLM Corp.	4,905	84,023
State Street Corp.	4,838	227,434
SunTrust Banks, Inc.	5,479	155,330
T. Rowe Price Group, Inc.	2,617	170,445
Torchmark Corp.	957	49,448
Travelers Cos., Inc.	3,948	283,545
U.S. Bancorp	19,445	621,073
Unum Group	2,848	59,295
Ventas, Inc.	3,005	194,484
Vornado Realty Trust	1,719	137,658
Wells Fargo & Co.	50,464	1,724,860
Weyerhaeuser Co.	5,524	153,678
XL Group PLC	3,117	78,112
Zions Bancorporation	1,889	40,425
		20,394,624
HEALTH CARE (6.2%)
Abbott Laboratories	16,331	1,069,681
Aetna, Inc.	3,425	158,578
Agilent Technologies, Inc.*	3,647	149,308
Alexion Pharmaceuticals, Inc.*	2,052	192,498
Allergan, Inc.	3,179	291,610
AmerisourceBergen Corp.	2,430	104,927
Amgen, Inc.	7,997	690,301
Bard (C.R.), Inc.	778	76,042
Baxter International, Inc.	5,597	373,096
Becton, Dickinson & Co.	2,020	157,944
Biogen Idec, Inc.*	2,478	363,448
Boston Scientific Corp.*	14,153	81,097
Bristol-Myers Squibb Co.	17,119	557,908
Cardinal Health, Inc.	3,524	145,118
CareFusion Corp.*	2,229	63,705
Celgene Corp.*	4,384	345,108
Cerner Corp.*	1,526	118,479
CIGNA Corp.	2,969	158,723
Coventry Health Care, Inc.*	1,378	61,776
Covidien PLC	4,920	284,081
DaVita HealthCare Partners, Inc.*	846	93,508
DENTSPLY International, Inc.	1,480	58,623
Edwards Lifesciences Corp.*	1,180	106,401
Express Scripts Hldg. Co.*	8,477	457,758
Forest Laboratories, Inc.*	2,434	85,969
Gilead Sciences, Inc.*	8,066	592,448
Hospira, Inc.*	1,705	53,264
Humana, Inc.	1,629	111,798
Intuitive Surgical, Inc.*	457	224,099
Johnson & Johnson	28,496	1,997,570
Laboratory Corp. of America Hldgs.*	980	84,888
Life Technologies Corp.*	1,807	88,688
Lilly (Eli) & Co.	10,547	520,178
McKesson Corp.	2,455	238,037
Medtronic, Inc.	10,471	429,520
Merck & Co., Inc.	32,567	1,333,293
Mylan, Inc.*	4,245	116,653
Patterson Cos., Inc.	858	29,369
PerkinElmer, Inc.	1,202	38,151
Perrigo Co.	914	95,083
Pfizer, Inc.	76,543	1,919,698
Quest Diagnostics, Inc.	1,652	96,262
St. Jude Medical, Inc.	3,144	113,624

Stryker Corp.	2,957	162,103
Tenet Healthcare Corp.*	1,075	34,905
Thermo Fisher Scientific, Inc.*	3,731	237,963
UnitedHealth Group, Inc.	10,430	565,723
Varian Medical Systems, Inc.*	1,144	80,355
Waters Corp.*	897	78,147
Watson Pharmaceuticals, Inc.*	1,310	112,660
WellPoint, Inc.	3,083	187,816
Zimmer Hldgs., Inc.*	1,790	119,321
		15,907,303
INDUSTRIALS (5.2%)
3M Co.	6,561	609,189
Avery Dennison Corp.	1,020	35,618
Boeing Co.	6,934	522,546
Caterpillar, Inc.	6,930	620,789
Cintas Corp.	1,128	46,135
CSX Corp.	10,706	211,229
Cummins, Inc.	1,851	200,556
Danaher Corp.	6,013	336,127
Deere & Co.	4,053	350,260
Dover Corp.	1,863	122,418
Dun & Bradstreet Corp.	472	37,123
Eaton Corp. PLC*	4,664	252,696
Emerson Electric Co.	7,452	394,658
Equifax, Inc.	1,247	67,488
Expeditors Int’l. of Wash.	2,124	84,004
Fastenal Co.	2,761	128,911
FedEx Corp.	2,969	272,317
Flowserve Corp.	512	75,162
Fluor Corp.	1,713	100,622
General Dynamics Corp.	3,349	231,985
General Electric Co.	111,555	2,341,539
Grainger (W.W.), Inc.	607	122,839
Honeywell International, Inc.	8,011	508,458
Illinois Tool Works, Inc.	4,411	268,233
Ingersoll-Rand PLC	2,856	136,974
Iron Mountain, Inc.	1,731	53,748
Jacobs Engineering Group, Inc.*	1,307	55,639
Joy Global, Inc.	1,091	69,584
L-3 Communications Hldgs., Inc.	961	73,632
Lockheed Martin Corp.	2,779	256,474
Masco Corp.	3,721	61,992
Norfolk Southern Corp.	3,230	199,743
Northrop Grumman Corp.	2,502	169,085
PACCAR, Inc.	3,658	165,378
Pall Corp.	1,155	69,600
Parker Hannifin Corp.	1,555	132,268
Pentair Ltd.*	2,196	107,933
Pitney Bowes, Inc.	2,102	22,365
Precision Castparts Corp.	1,485	281,289
Quanta Services, Inc.*	2,196	59,929
Raytheon Co.	3,370	193,977
Republic Services, Inc.	3,050	89,457
Robert Half Int’l., Inc.	1,392	44,293
Robinson (C.H.) Worldwide, Inc.	1,655	104,629
Rockwell Automation, Inc.	1,465	123,045
Rockwell Collins, Inc.	1,438	83,648
Roper Industries, Inc.	1,018	113,487
Ryder System, Inc.	530	26,463
Snap-on, Inc.	603	47,631
Southwest Airlines Co.	7,521	77,015

Stanley Black & Decker, Inc.	1,746	129,152
Stericycle, Inc.*	895	83,477
Textron, Inc.	2,914	72,238
The ADT Corp.*	2,430	112,971
Tyco International Ltd.	4,775	139,669
Union Pacific Corp.	4,882	613,765
United Parcel Service, Inc. Cl B	7,332	540,588
United Technologies Corp.	8,600	705,286
Waste Management, Inc.	4,432	149,536
Xylem, Inc.	1,966	53,279
		13,360,141
INFORMATION TECHNOLOGY (9.8%)
Accenture Ltd. Cl A	6,770	450,205
Adobe Systems, Inc.*	5,065	190,849
Advanced Micro Devices, Inc.*	6,824	16,378
Akamai Technologies, Inc.*	1,795	73,433
Altera Corp.	3,282	113,032
Amphenol Corp. Cl A	1,639	106,043
Analog Devices, Inc.	3,108	130,722
Apple, Inc.	9,998	5,329,229
Applied Materials, Inc.	12,250	140,140
Autodesk, Inc.*	2,344	82,860
Automatic Data Processing, Inc.	4,993	284,651
BMC Software, Inc.*	1,480	58,697
Broadcom Corp. Cl A*	5,426	180,197
CA, Inc.	3,423	75,238
Cisco Systems, Inc.	55,721	1,094,918
Citrix Systems, Inc.*	1,972	129,659
Cognizant Technology Solutions*	3,121	231,110
Computer Sciences Corp.	1,629	65,241
Corning, Inc.	15,543	196,153
Dell, Inc.*	15,233	154,310
eBay, Inc.*	12,076	616,118
Electronic Arts, Inc.*	3,440	49,983
EMC Corp.*	21,880	553,564
F5 Networks, Inc.*	822	79,857
Fidelity Nat’l. Information Svcs., Inc.	2,554	88,905
First Solar, Inc.*	631	19,485
Fiserv, Inc.*	1,393	110,089
FLIR Systems, Inc.	1,528	34,090
Google, Inc. Cl A*	2,737	1,941,546
Harris Corp.	1,164	56,989
Hewlett-Packard Co.	20,640	294,120
Int’l. Business Machines Corp.	10,929	2,093,450
Intel Corp.	51,451	1,061,434
Intuit, Inc.	2,864	170,408
Jabil Circuit, Inc.	1,811	34,934
JDS Uniphase Corp.*	2,428	32,875
Juniper Networks, Inc.*	5,379	105,805
KLA-Tencor Corp.	1,707	81,526
Lam Research Corp.*	1,788	64,600
Linear Technology Corp.	2,398	82,251
LSI Corp.*	6,204	43,924
MasterCard, Inc. Cl A	1,091	535,986
Microchip Technology, Inc.	1,985	64,691
Micron Technology, Inc.*	10,900	69,215
Microsoft Corp.	78,356	2,094,456
Molex, Inc.	1,420	38,809
Motorola Solutions, Inc.	2,894	161,138
NetApp, Inc.*	3,750	125,813
NVIDIA Corp.*	6,483	79,676

Oracle Corp.	37,424	1,246,968
Paychex, Inc.	3,424	106,623
QUALCOMM, Inc.	17,892	1,109,662
Red Hat, Inc.*	1,870	99,035
SAIC, Inc.*	2,936	33,236
Salesforce.com, inc.*	1,352	227,271
SanDisk Corp.*	2,480	108,029
Seagate Technology PLC*	3,429	104,516
Symantec Corp.*	7,284	137,012
TE Connectivity Ltd.	4,320	160,358
Teradata Corp.*	1,730	107,070
Teradyne, Inc.*	1,953	32,986
Texas Instruments, Inc.	11,630	359,832
Total System Services, Inc.	1,675	35,879
VeriSign, Inc.	1,548	60,093
Visa, Inc. Cl A	5,326	807,315
Western Digital Corp.*	2,156	91,608
Western Union Co.	6,005	81,728
Xerox Corp.	13,150	89,683
Xilinx, Inc.	2,690	96,571
Yahoo!, Inc.*	10,765	214,224
		25,198,501
MATERIALS (1.9%)
Air Products & Chemicals, Inc.	2,169	182,239
Airgas, Inc.	721	65,820
Alcoa, Inc.	11,318	98,240
Allegheny Technologies, Inc.	1,097	33,305
Ball Corp.	1,540	68,915
Bemis Co., Inc.	1,044	34,932
CF Industries Hldgs., Inc.	655	133,070
Cliffs Natural Resources, Inc.	1,492	57,532
Dow Chemical Co.	12,555	405,778
Du Pont (E.I.) de Nemours & Co.	9,551	429,508
Eastman Chemical Co.	1,578	107,383
Ecolab, Inc.	2,708	194,705
FMC Corp.	1,404	82,162
Freeport-McMoRan Copper & Gold, Inc.	9,849	336,836
Int’l. Flavors & Fragrances, Inc.	831	55,295
International Paper Co.	4,481	178,523
LyondellBasell Industries N.V. Cl A*	3,890	222,080
MeadWestvaco Corp.	1,773	56,506
Monsanto Co.	5,459	516,694
Newmont Mining Corp.	5,054	234,708
Nucor Corp.	3,258	140,680
Owens-Illinois, Inc.*	1,662	35,351
PPG Industries, Inc.	1,561	211,281
Praxair, Inc.	3,050	333,823
Sealed Air Corp.	1,929	33,777
Sherwin-Williams Co.	879	135,208
Sigma-Aldrich Corp.	1,239	91,166
The Mosaic Co.	2,860	161,962
United States Steel Corp.	1,488	35,519
Vulcan Materials Co.	1,331	69,279
		4,742,277
TELECOMMUNICATION SERVICES (1.6%)
AT&T, Inc.	58,732	1,979,856
CenturyLink, Inc.	6,466	252,950
Crown Castle International Corp.*	2,986	215,470
Frontier Communications Corp.	10,790	46,181
MetroPCS Communications, Inc.*	3,248	32,285
Sprint Nextel Corp.*	31,275	177,329

Verizon Communications, Inc.				29,234	1,264,955
Windstream Corp.				6,074	50,293
					4,019,319
UTILITIES (1.8%)
AES Corp.*				6,345	67,892
AGL Resources, Inc.				1,195	47,764
Ameren Corp.				2,409	74,004
American Electric Power Co., Inc.				5,006	213,656
CenterPoint Energy, Inc.				4,445	85,566
CMS Energy Corp.				2,696	65,728
Consolidated Edison, Inc.				3,048	169,286
Dominion Resources, Inc.				5,888	304,998
DTE Energy Co.				1,777	106,709
Duke Energy Corp.*				7,232	461,402
Edison International				3,321	150,076
Entergy Corp.				1,841	117,364
Exelon Corp.				8,915	265,132
FirstEnergy Corp.				4,264	178,065
Integrys Energy Group, Inc.				805	42,037
NextEra Energy, Inc.				4,354	301,253
NiSource, Inc.				3,125	77,781
Northeast Utilities				3,227	126,111
NRG Energy, Inc.*				3,326	76,465
ONEOK, Inc.				2,095	89,561
Pepco Hldgs., Inc.				2,354	46,162
PG&E Corp.				4,346	174,622
Pinnacle West Capital Corp.				1,118	56,996
PPL Corp.				6,034	172,753
Public Svc. Enterprise Group, Inc.				5,205	159,273
SCANA Corp.				1,364	62,253
Sempra Energy				2,323	164,794
Southern Co.				9,022	386,232
TECO Energy, Inc.				2,069	34,676
Wisconsin Energy Corp.				2,385	87,887
Xcel Energy, Inc.				5,011	133,844
					4,500,342
TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $112,321,645) 51.3%					131,737,697

	Rating**	Rate(%)	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.4%)
U.S. Treasury Bill (1)	A-1+	0.05	03/21/13	1,000,000	999,867
COMMERCIAL PAPER (0.9%)
General Electric Capital Corp.	A-1+	0.12	03/13/13	1,500,000	1,499,581
General Electric Capital Corp.	A-1+	0.12	03/18/13	800,000	799,773
					2,299,354
TOTAL INDEXED ASSETS - SHORT-TERM DEBT SECURITIES (Cost: $3,299,333) 1.3%					3,299,221

TOTAL INDEXED ASSETS (Cost: $115,620,978) 52.6%					135,036,918

				Shares	Value
ACTIVE ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (4.9%)
Abercrombie & Fitch Co. Cl A				3,487	167,271
AFC Enterprises, Inc.*				18,658	487,534
Amazon.com, Inc.*				3,603	904,857

American Axle & Mfg. Hldgs., Inc.*	26,371	295,355
ANN, Inc.*	7,337	248,284
Bally Technologies, Inc.*	4,154	185,725
Bassett Furniture Industries, Inc.	27,116	338,137
bebe stores, inc.	35,050	139,850
BorgWarner, Inc.*	2,075	148,612
Cinemark Hldgs., Inc.*	7,277	189,056
Darden Restaurants, Inc.	5,336	240,494
Deckers Outdoor Corp.*	8,465	340,886
Discovery Communications, Inc. Cl A*	4,827	306,418
Disney (Walt) Co.	14,336	713,789
Ford Motor Co.	57,693	747,124
Haverty Furniture Cos., Inc.	10,238	166,982
Hibbett Sports, Inc.*	3,079	162,263
HSN, Inc.	6,955	383,081
Johnson Controls, Inc.	5,238	160,807
Macy’s, Inc.	10,028	391,293
Monro Muffler Brake, Inc.	7,063	246,993
Pep Boys - Manny, Moe & Jack	45,912	451,315
Red Robin Gourmet Burgers, Inc.*	5,924	209,058
Rent-A-Center, Inc.	15,145	520,382
Ruby Tuesday, Inc.*	9,150	71,919
Shutterfly, Inc.*	18,515	553,043
Starbucks Corp.	21,172	1,135,243
Steiner Leisure Ltd.*	3,371	162,448
Steve Madden Ltd.*	4,981	210,547
Target Corp.	3,975	235,201
Time Warner Cable, Inc.	5,357	520,647
Time Warner, Inc.	9,015	431,187
Urban Outfitters, Inc.*	6,460	254,266
Viacom, Inc. Cl B	6,401	337,589
Wolverine World Wide, Inc.	11,113	455,411
		12,513,067
CONSUMER STAPLES (3.4%)
Avon Products, Inc.	18,684	268,302
ConAgra Foods, Inc.	13,465	397,218
Constellation Brands, Inc. Cl A*	10,561	373,754
Darling International, Inc.*	10,218	163,897
Dean Foods Co.*	26,041	429,937
Elizabeth Arden, Inc.*	3,810	171,488
Estee Lauder Cos., Inc. Cl A	7,348	439,851
Farmer Brothers Co.*	11,990	173,016
Hain Celestial Group, Inc.*	3,735	202,512
J.M. Smucker Co.	4,032	347,720
PepsiCo, Inc.	9,829	672,598
Philip Morris Int’l., Inc.	13,570	1,134,995
Post Hldgs., Inc.*	4,569	156,488
Prestige Brands Hldgs., Inc.*	17,149	343,494
Proctor & Gamble Co.	15,488	1,051,480
Susser Hldgs. Corp.*	7,012	241,844
The Pantry, Inc.*	18,802	228,068
TreeHouse Foods, Inc.*	2,367	123,392
Tyson Foods, Inc. Cl A	24,583	476,910
Vector Group Ltd.	10,746	159,793
Wal-Mart Stores, Inc.	17,613	1,201,735
		8,758,492
ENERGY (4.0%)
Anadarko Petroleum Corp.	6,989	519,353
Apache Corp.	4,731	371,384
Chevron Corp.	6,326	684,094
Endeavour International Corp.*	27,272	141,269

Energy XXI (Bermuda) Ltd.	27,537	886,416
EOG Resources, Inc.	3,423	413,464
Exxon Mobil Corp.	25,539	2,210,400
Gasco Energy, Inc.*	305,816	21,407
Halliburton Co.	15,737	545,917
Hess Corp.	4,574	242,239
Lufkin Industries, Inc.	2,283	132,711
McMoRan Exploration Co.*	70,241	1,127,368
National Oilwell Varco, Inc.	7,079	483,850
Noble Energy, Inc.	6,057	616,239
Oasis Petroleum, Inc.*	7,155	227,529
Occidental Petroleum Corp.	7,449	570,668
PBF Energy, Inc.*	19,383	563,076
Range Resources Corp.	3,971	249,498
Saratoga Resources, Inc.*	29,903	105,857
Susser Petroleum Partners LP*	5,885	148,067
		10,260,806
FINANCIALS (8.9%)
American Assets Trust, Inc.*	5,711	159,508
American Int’l. Group, Inc.*	14,552	513,686
AmREIT, Inc. Cl B*	4,935	84,635
Aon PLC	4,615	256,640
Ashford Hospitality Trust, Inc.	15,502	162,926
Aspen Insurance Hldgs. Ltd.	5,669	181,862
Associated Estates Realty Corp.	10,024	161,587
BancFirst Corp.	3,741	158,469
Bank of America Corp.	52,718	611,529
Bank of Marin Bancorp	2,448	91,702
Banner Corp.	4,269	131,186
BB&T Corp.	14,565	423,987
Berkshire Hathaway, Inc. Cl B*	5,917	530,755
Brookline Bancorp, Inc.	25,922	220,337
Bryn Mawr Bank Corp.	7,387	164,508
Capital One Financial Corp.	14,184	821,679
Cash America Int’l., Inc.	5,631	223,382
Chesapeake Lodging Trust	20,106	419,813
Citigroup, Inc.	13,874	548,855
Colonial Properties Trust	24,347	520,295
Dime Community Bancshares	12,281	170,583
EastGroup Properties, Inc.	5,045	271,471
Ellington Financial LLC	20,630	463,350
Endurance Specialty Hldgs. Ltd.*	3,765	149,433
Equity Lifestyle Properties, Inc.	5,783	389,138
FelCor Lodging Trust, Inc.*	46,512	217,211
First Interstate BancSytem, Inc.	11,319	174,652
Flushing Financial Corp.	3,420	52,463
Forest City Enterprises, Inc. Cl A*	19,052	307,690
Franklin Resources, Inc.	1,841	231,414
Glacier Bancorp, Inc.	13,777	202,660
Goldman Sachs Group, Inc.	4,870	621,217
Highwoods Properties, Inc.	8,543	285,763
Host Hotels & Resorts, Inc.	29,758	466,308
IBERIABANK Corp.	3,130	153,746
Investors Bancorp, Inc.	12,881	229,024
iShares Russell 2000 Growth Index Fund	1,860	177,277
iShares Russell 2000 Index Fund	4,280	360,761
iShares Russell 2000 Value Index Fund	5,840	440,978
Janus Capital Group, Inc.	23,081	196,650
JPMorgan Chase & Co.	31,400	1,380,658
Marlin Business Svcs. Corp.	14,497	290,810
MB Financial, Inc.	9,110	179,923

Meadowbrook Insurance Group, Inc.	38,601	223,114
MetLife, Inc.	14,386	473,875
Mid-America Apt. Communities, Inc.	1,674	108,392
National Bank Hldgs. Corp. Cl A*	16,887	320,684
National Retail Pptys., Inc.	7,624	237,869
Northwest Bancshares, Inc.	15,390	186,835
Oritani Financial Corp.*	7,740	118,577
Pennsylvania REIT	11,247	198,397
PHH Corp.*	10,401	236,623
PNC Financial Svcs. Grp., Inc.	6,213	362,280
ProAssurance Corp.	9,716	409,918
Prosperity Bancshares, Inc.	4,824	202,608
PS Business Parks, Inc.	2,356	153,093
S.Y. Bancorp, Inc.	13,693	306,997
Sabra Health Care REIT, Inc.	10,150	220,458
SeaBright Hldgs., Inc.	42,287	468,117
Select Income REIT	10,690	264,791
Signature Bank*	7,271	518,713
Simon Property Group, Inc.	5,117	808,947
Starwood Property Trust, Inc.*	7,655	175,759
Stifel Financial Corp.*	5,969	190,829
SVB Financial Group*	4,813	269,384
Symetra Financial Corp.	26,998	350,434
Terreno Realty Corp.*	6,610	102,058
Texas Capital Bancshares. Inc.*	3,120	139,838
UMB Financial Corp.	4,318	189,301
Urstadt Biddle Pptys., Inc. Cl A	6,621	130,301
Wells Fargo & Co.	38,762	1,324,885
West Coast Bancorp*	7,430	164,575
Westamerica Bancorporation	3,566	151,876
		22,810,049
HEALTH CARE (5.6%)
Abbott Laboratories	4,072	266,716
Abiomed, Inc.*	10,477	141,020
Acorda Therapeutics, Inc.*	2,212	54,990
Alnylam Pharmaceuticals, Inc.*	9,145	166,896
AmerisourceBergen Corp.	2,217	95,730
athenahealth, Inc.*	2,625	192,806
Biogen Idec, Inc.*	1,299	190,524
BioScrip, Inc.*	23,867	257,048
BioSpecifics Technologies Corp.*	5,304	79,295
Bruker Corp.*	7,980	121,855
Cantel Medical Corp.*	6,113	181,739
Capital Senior Living Corp.*	13,952	260,763
Celgene Corp.*	6,636	522,386
Celsion Corp.*	4,872	39,902
Cepheid, Inc.*	5,502	186,023
Computer Programs & Systems, Inc.*	4,484	225,725
Conceptus, Inc.*	26,630	559,496
Covidien PLC	5,466	315,607
Cubist Pharmaceuticals, Inc.*	6,635	279,068
Cyberonics, Inc.*	4,632	243,319
DexCom, Inc.*	12,293	167,308
Emergent Biosolutions, Inc.*	7,790	124,952
Endologix, Inc.*	6,981	99,409
Exact Sciences Corp.*	6,495	68,782
Express Scripts Hldg. Co.*	5,054	272,916
Forest Laboratories, Inc.*	16,214	572,678
Gilead Sciences, Inc.*	7,228	530,897
Halozyme Therapeutics, Inc.*	4,827	32,389
Harvard Bioscience, Inc.*	26,040	114,055

HeartWare International, Inc.*	2,012	168,907
HMS Hldgs. Corp.*	9,124	236,494
Humana, Inc.	1,418	97,317
Impax Laboratories, Inc.*	6,023	123,411
Insulet Corp.*	8,453	179,373
IPC The Hospitalist Co.*	2,991	118,773
MAP Pharmaceuticals, Inc.*	5,052	79,367
McKesson Corp.	4,132	400,639
Medicines Co.*	1,185	28,404
Merck & Co., Inc.	21,999	900,639
MWI Veterinary Supply, Inc.*	1,368	150,480
Mylan, Inc.*	21,436	589,061
Neogen Corp.*	4,684	212,279
NPS Pharmaceuticals Inc*	9,851	89,644
Omeros Corp.*	9,459	49,092
OraSure Technologies, Inc.*	9,693	69,596
Orexigen Therapeutics, Inc.*	7,780	41,001
OSI Pharmaceuticals, Inc. - rights*	1,570	16
PAREXEL International Corp.*	10,380	307,144
Pfizer, Inc.	51,541	1,292,648
Pharmacyclics, Inc.*	3,162	183,080
QLT, Inc.*	64,611	507,842
Quest Diagnostics, Inc.	1,455	84,783
Questcor Pharmaceuticals, Inc.	8,423	225,063
Salix Pharmaceuticals Ltd.*	4,857	196,611
Seattle Genetics, Inc.*	7,093	164,558
St. Jude Medical, Inc.	5,322	192,337
Stryker Corp.	7,002	383,850
Sunesis Pharmaceuticals, Inc.*	6,675	28,035
Synageva BioPharma Corp.*	1,607	74,388
Threshold Pharmaceuticals, Inc.*	7,655	32,228
UnitedHealth Group, Inc.	6,351	344,478
Vascular Solutions, Inc.*	10,038	158,600
VIVUS, Inc.*	3,935	52,808
WellCare Health Plans, Inc.*	2,873	139,886
XenoPort, Inc.*	5,560	43,201
		14,310,327
INDUSTRIALS (5.9%)
Actuant Corp. Cl A	11,394	318,007
Alaska Air Group, Inc.*	7,856	338,515
Allegiant Travel Co.*	1,445	106,077
Astronics Corp.*	10,547	241,315
Astronics Corp. Cl B*	1,582	34,331
AZZ, Inc.	21,339	820,058
Beacon Roofing Supply, Inc.*	7,176	238,817
Boeing Co.	10,566	796,254
Caterpillar, Inc.	7,729	692,364
CIRCOR International, Inc.	5,690	225,267
Corporate Executive Board Co.	4,060	192,688
Cummins, Inc.	5,365	581,298
Encore Wire Corp.	13,981	423,764
EnPro Industries, Inc.*	4,994	204,255
Expeditors Int’l. of Wash.	9,856	389,805
FedEx Corp.	5,376	493,087
General Electric Co.	62,144	1,304,403
Genesee & Wyoming, Inc. Cl A*	10,900	829,272
Healthcare Svcs. Group, Inc.	13,501	313,628
Hub Group, Inc. Cl A*	3,720	124,992
Insperity, Inc.	4,520	147,171
Miller Industries, Inc.	18,090	275,873
Mueller Industries, Inc.	13,393	670,052

Old Dominion Freight Line, Inc.*	29,600	1,014,688
On Assignment, Inc.*	15,358	311,460
Precision Castparts Corp.	4,211	797,648
Raven Industries, Inc.	14,000	369,040
Rexnord Corp.*	7,367	156,917
Robbins & Myers, Inc.	5,262	312,826
Roper Industries, Inc.	5,584	622,504
Smith (A.O.) Corp.	4,985	314,404
Sun Hydraulics Corp.	8,804	229,608
Teledyne Technologies, Inc.*	4,513	293,661
The Advisory Board Co.*	6,111	285,934
Union Pacific Corp.	3,758	472,456
USG Corp.*	3,370	94,596
		15,037,035
INFORMATION TECHNOLOGY (7.4%)
Adtran, Inc.	9,159	178,967
Altera Corp.	4,087	140,756
Anixter International, Inc.*	1,170	74,857
Apple, Inc.	5,401	2,878,893
Arris Group, Inc.*	4,950	73,953
Aruba Network, Inc.*	4,135	85,801
Automatic Data Processing, Inc.	6,413	365,605
Brightcove, Inc.*	14,576	131,767
Broadcom Corp. Cl A*	8,910	295,901
Cavium, Inc.*	7,061	220,374
Ciena Corp.*	4,620	72,534
Cirrus Logic, Inc.*	13,557	392,746
Cisco Systems, Inc.	14,262	280,248
Coherent, Inc.*	2,757	139,559
CommVault Systems, Inc.*	11,934	831,919
comScore, Inc.*	10,800	148,824
EMC Corp.*	15,865	401,385
Emulex Corp.*	19,760	144,248
F5 Networks, Inc.*	976	94,818
Finisar Corp.*	9,706	158,208
Google, Inc. Cl A*	1,426	1,011,562
Harris Corp.	2,288	112,020
Heartland Payment Systems, Inc.*	5,037	148,592
iGATE Corp.*	13,471	212,438
Imperva, Inc.*	6,905	217,715
Informatica Corp.*	12,920	391,734
Int’l. Business Machines Corp.	5,392	1,032,838
Jive Software, Inc.*	10,623	154,352
KLA-Tencor Corp.	4,135	197,488
Littelfuse, Inc.	1,482	91,454
LogMeIn, Inc.*	18,383	411,963
MasterCard, Inc. Cl A	814	399,902
MAXIMUS, Inc.	3,615	228,540
Mercury Computer Systems, Inc.*	10,914	100,409
Microsemi Corp.*	13,285	279,516
Microsoft Corp.	32,624	872,040
MKS Instruments, Inc.	5,944	153,236
Monolithic Power Systems, Inc.*	5,280	117,638
Nanometrics, Inc.*	21,154	305,041
NetApp, Inc.*	1,895	63,577
Oracle Corp.	20,533	684,160
Parametric Technology Corp.*	16,385	368,826
Plantronics, Inc.	4,382	161,564
Plexus Corp.*	4,226	109,031
QLIK Technologies, Inc.*	3,432	74,543
QUALCOMM, Inc.	11,609	719,990

Richardson Electronics Ltd.	39,047	442,012
Salesforce.com, inc.*	4,512	758,467
Semtech Corp.*	7,126	206,298
Sourcefire, Inc.*	7,698	363,500
Super Micro Computer, Inc.*	10,764	109,793
Take-Two Interactive Software, Inc.*	7,302	80,395
Teradyne, Inc.*	6,461	109,126
Texas Instruments, Inc.	9,413	291,238
TIBCO Software, Inc.*	17,631	388,058
TTM Technologies, Inc.*	16,182	148,874
WEX, Inc.*	2,818	212,393
Yahoo!, Inc.*	11,157	222,024
		19,063,710
MATERIALS (2.5%)
Allied Nevada Gold Corp.*	4,601	138,628
Ball Corp.	8,507	380,688
Boise, Inc.	61,890	492,026
Buckeye Technologies, Inc.	6,395	183,600
CF Industries Hldgs., Inc.	1,561	317,133
Commercial Metals Co.	13,109	194,800
Copper Mountain Mining Corp.*	26,862	106,239
Crown Hldgs., Inc.*	13,106	482,432
CVR Partners LP	7,809	197,099
Dow Chemical Co.	11,438	369,676
Eagle Materials, Inc.	1,190	69,615
Eastman Chemical Co.	8,975	610,749
FMC Corp.	2,574	150,630
Freeport-McMoRan Copper & Gold, Inc.	11,668	399,046
Innophos Hldgs., Inc.	14,575	677,738
Kaiser Aluminum Corp.	7,910	487,968
McEwen Mining, Inc.*	63,971	245,010
Silgan Hldgs., Inc.	19,747	821,278
Stepan Co.*	3,050	169,397
		6,493,752
TELECOMMUNICATION SERVICES (0.8%)
AT&T, Inc.	32,277	1,088,058
CenturyLink, Inc.	7,061	276,226
Consolidated Comms. Hldgs., Inc.	19,627	312,462
Frontier Communications Corp.	65,538	280,503
		1,957,249
UTILITIES (1.4%)
Ameren Corp.	3,142	96,522
Avista Corp.	13,157	317,215
Black Hills Corp.	6,288	228,506
Dominion Resources, Inc.	9,776	506,397
Edison International	5,654	255,504
Idacorp, Inc.	6,994	303,190
Northwest Natural Gas Co.	9,566	422,817
PNM Resources, Inc.	14,581	299,056
PPL Corp.	6,269	179,481
Public Svc. Enterprise Group, Inc.	11,013	336,998
Sempra Energy	5,142	364,773
UNS Energy Corp.	8,369	355,013
		3,665,472
TOTAL ACTIVE ASSETS - COMMON STOCKS
(Cost: $95,259,528) 44.8%		114,869,959

ACTIVE ASSETS:
CONVERTIBLE PREFERRED STOCKS:
ENERGY (0.1%)
Energy XXI (Bermuda) Ltd., 7.25%	556	191,225
TOTAL ACTIVE ASSETS - CONVERTIBLE PREFERRED STOCKS
(Cost: $55,600) 0.1%		191,225

	Rating**	Rate(%)	Maturity	Face Amount	Value
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.6%)
General Electric Capital Corp.	A-1+	0.12	03/13/13	600,000	599,832
General Electric Capital Corp.	A-1+	0.12	03/18/13	1,400,000	1,399,604
Toyota Motor Credit Corp.	A-1+	0.15	02/22/13	2,000,000	1,999,593
					3,999,029
TOTAL ACTIVE ASSETS - SHORT-TERM DEBT SECURITIES
(Cost: $3,999,096) 1.6%					3,999,029

TOTAL ACTIVE ASSETS
(Cost: $99,314,224) 46.5%					119,060,213

TEMPORARY CASH INVESTMENTS (2)
(Cost: $1,489,000) 0.6%					1,489,000

TOTAL INVESTMENTS
(Cost: $216,424,202) 99.7%					255,586,131

OTHER NET ASSETS 0.3%					651,959

NET ASSETS 100.0%					$256,238,090

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.2%)
Bassett Furniture Industries, Inc.	250,937	3,129,184
bebe stores, inc.	345,930	1,380,261
Deckers Outdoor Corp.*	35,200	1,417,504
Pep Boys - Manny, Moe & Jack	274,091	2,694,315
Rent-A-Center, Inc.	73,658	2,530,889
Ruby Tuesday, Inc.*	91,150	716,439
Shutterfly, Inc.*	86,812	2,593,074
Wolverine World Wide, Inc.	84,192	3,450,188
		17,911,854
CONSUMER STAPLES (2.9%)
Farmer Brothers Co.*	118,910	1,715,871
Prestige Brands Hldgs., Inc.*	170,630	3,417,719
The Pantry, Inc.*	186,980	2,268,067
Vector Group Ltd.	64,716	962,327
		8,363,984
ENERGY (6.2%)
Endeavour International Corp.*	136,252	705,785
Energy XXI (Bermuda) Ltd.	170,518	5,488,974
Gasco Energy, Inc.*	2,236,626	156,564
McMoRan Exploration Co.*	514,326	8,254,933
PBF Energy, Inc.*	93,886	2,727,388
Saratoga Resources, Inc.*	189,470	670,724
		18,004,368
FINANCIALS (35.3%)
Ashford Hospitality Trust, Inc.	148,330	1,558,948
Aspen Insurance Hldgs. Ltd.	56,483	1,811,975
Associated Estates Realty Corp.	102,796	1,657,072
BancFirst Corp.	38,241	1,619,889
Bank of Marin Bancorp	25,013	936,987
Banner Corp.	42,279	1,299,234
Brookline Bancorp, Inc.	266,743	2,267,316
Bryn Mawr Bank Corp.	75,431	1,679,848
Cash America Int’l., Inc.	53,763	2,132,778
Chesapeake Lodging Trust	120,188	2,509,525
Colonial Properties Trust	140,135	2,994,685
Dime Community Bancshares	125,352	1,741,139
EastGroup Properties, Inc.	51,570	2,774,982
Ellington Financial LLC	201,248	4,520,030
Equity Lifestyle Properties, Inc.	55,306	3,721,541
FelCor Lodging Trust, Inc.*	462,527	2,160,001
First Interstate BancSytem, Inc.	115,823	1,787,149
Flushing Financial Corp.	34,959	536,271
Forest City Enterprises, Inc. Cl A*	193,991	3,132,955
Glacier Bancorp, Inc.	143,562	2,111,797
Highwoods Properties, Inc.	86,575	2,895,934
IBERIABANK Corp.	31,925	1,568,156
Investors Bancorp, Inc.	131,530	2,338,603
Janus Capital Group, Inc.	221,130	1,884,028
Marlin Business Svcs. Corp.	129,133	2,590,408
MB Financial, Inc.	93,200	1,840,700
Meadowbrook Insurance Group, Inc.	381,192	2,203,290
Mid-America Apt. Communities, Inc.	16,381	1,060,670
National Bank Hldgs. Corp. Cl A*	98,458	1,869,717
National Retail Pptys., Inc.	76,962	2,401,214
Northwest Bancshares, Inc.	157,061	1,906,721
Pennsylvania REIT	111,798	1,972,117
PHH Corp.*	104,995	2,388,636

ProAssurance Corp.	98,452	4,153,690
Prosperity Bancshares, Inc.	49,252	2,068,584
S.Y. Bancorp, Inc.	88,905	1,993,250
SeaBright Hldgs., Inc.	421,334	4,664,167
Select Income REIT	105,967	2,624,803
Signature Bank*	51,071	3,643,405
SVB Financial Group*	47,850	2,678,165
Symetra Financial Corp.	257,477	3,342,051
Terreno Realty Corp.*	65,800	1,015,952
UMB Financial Corp.	44,108	1,933,695
Urstadt Biddle Pptys., Inc. Cl A	67,873	1,335,741
West Coast Bancorp*	73,700	1,632,455
Westamerica Bancorporation	35,464	1,510,412
		102,470,686
HEALTH CARE (5.3%)
Capital Senior Living Corp.*	136,096	2,543,634
Computer Programs & Systems, Inc.*	44,581	2,244,208
Conceptus, Inc.*	198,804	4,176,872
Harvard Bioscience, Inc.*	253,950	1,112,301
NPS Pharmaceuticals Inc*	97,477	887,041
PAREXEL International Corp.*	26,070	771,411
QLT, Inc.*	462,866	3,638,127
		15,373,594
INDUSTRIALS (12.5%)
Actuant Corp. Cl A	116,737	3,258,130
Alaska Air Group, Inc.*	80,066	3,450,044
AZZ, Inc.	104,766	4,026,157
Encore Wire Corp.	139,323	4,222,880
Genesee & Wyoming, Inc. Cl A*	57,567	4,379,697
Insperity, Inc.	44,946	1,463,442
Miller Industries, Inc.	181,808	2,772,572
Mueller Industries, Inc.	127,675	6,387,580
Old Dominion Freight Line, Inc.*	187,675	6,433,499
		36,394,001
INFORMATION TECHNOLOGY (10.0%)
Anixter International, Inc.*	11,710	749,206
Arris Group, Inc.*	49,300	736,542
Cirrus Logic, Inc.*	52,504	1,521,041
Coherent, Inc.*	27,452	1,389,620
CommVault Systems, Inc.*	43,379	3,023,950
Emulex Corp.*	196,447	1,434,063
Informatica Corp.*	52,600	1,594,832
LogMeIn, Inc.*	77,260	1,731,397
Microsemi Corp.*	73,611	1,548,775
MKS Instruments, Inc.	59,130	1,524,371
Monolithic Power Systems, Inc.*	52,530	1,170,368
Nanometrics, Inc.*	79,750	1,149,995
Parametric Technology Corp.*	59,999	1,350,577
Richardson Electronics Ltd.	385,634	4,365,377
Semtech Corp.*	73,070	2,115,377
TIBCO Software, Inc.*	90,487	1,991,619
TTM Technologies, Inc.*	161,227	1,483,288
		28,880,398
MATERIALS (10.6%)
Boise, Inc.	616,526	4,901,382
Buckeye Technologies, Inc.	63,546	1,824,406
Commercial Metals Co.	133,622	1,985,623
Copper Mountain Mining Corp.*	198,900	786,650
Crown Hldgs., Inc.*	133,733	4,922,712
Innophos Hldgs., Inc.	86,374	4,016,391
Kaiser Aluminum Corp.	79,388	4,897,446

McEwen Mining, Inc.*				259,815	995,091
Silgan Hldgs., Inc.				156,858	6,523,724
					30,853,425
TELECOMMUNICATION SERVICES (0.6%)
Consolidated Comms. Hldgs., Inc.				107,770	1,715,698

UTILITIES (5.9%)
Avista Corp.				133,367	3,215,478
Black Hills Corp.				61,209	2,224,335
Idacorp, Inc.				70,860	3,071,781
Northwest Natural Gas Co.				47,677	2,107,323
PNM Resources, Inc.				146,738	3,009,596
UNS Energy Corp.				85,423	3,623,644
					17,252,157
TOTAL COMMON STOCKS (Cost: $219,265,972) 95.5%					277,220,165

				Shares	Value
CONVERTIBLE PREFERRED STOCKS:
ENERGY (0.5%)
Energy XXI (Bermuda) Ltd., 7.25%				4,255	1,463,422
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost: $425,500) 0.5%					1,463,422

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
U.S. Treasury Bill	A-1+	0.03	04/04/13	1,000,000	999,923
COMMERCIAL PAPER (3.6%)
General Electric Capital Corp.	A-1+	0.12	03/18/13	4,000,000	3,998,987
Toyota Motor Credit Corp.	A-1+	0.15	02/22/13	5,000,000	4,998,915
Washington Gas Light Co.	A-1	0.13	01/02/13	1,500,000	1,499,995
					10,497,897
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $11,497,820) 3.9%					11,497,820

TOTAL INVESTMENTS (Cost: $231,189,292) 99.9%					290,181,407

OTHER NET ASSETS 0.1%					153,526

NET ASSETS 100.0%					$290,334,933

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (14.2%)
AFC Enterprises, Inc.*	176,415	4,609,724
American Axle & Mfg. Hldgs., Inc.*	253,328	2,837,274
ANN, Inc.*	70,746	2,394,045
Bally Technologies, Inc.*	39,628	1,771,768
Cinemark Hldgs., Inc.*	69,425	1,803,662
Deckers Outdoor Corp.*	46,434	1,869,897
Haverty Furniture Cos., Inc.	101,207	1,650,686
Hibbett Sports, Inc.*	28,221	1,487,247
HSN, Inc.	67,787	3,733,708
Monro Muffler Brake, Inc.	69,353	2,425,274
Pep Boys - Manny, Moe & Jack	178,037	1,750,104
Red Robin Gourmet Burgers, Inc.*	59,023	2,082,922
Rent-A-Center, Inc.	76,019	2,612,013
Shutterfly, Inc.*	94,884	2,834,185
Steiner Leisure Ltd.*	33,213	1,600,534
Steve Madden Ltd.*	47,195	1,994,933
Wolverine World Wide, Inc.	26,302	1,077,856
		38,535,832
CONSUMER STAPLES (4.4%)
Darling International, Inc.*	101,433	1,626,985
Elizabeth Arden, Inc.*	36,821	1,657,313
Hain Celestial Group, Inc.*	36,542	1,981,307
Post Hldgs., Inc.*	43,079	1,475,456
Susser Hldgs. Corp.*	66,765	2,302,725
TreeHouse Foods, Inc.*	23,346	1,217,027
Vector Group Ltd.	106,279	1,580,369
		11,841,182
ENERGY (5.6%)
Endeavour International Corp.*	131,932	683,408
Energy XXI (Bermuda) Ltd.	104,372	3,359,735
Lufkin Industries, Inc.	22,589	1,313,099
McMoRan Exploration Co.*	184,367	2,959,090
Oasis Petroleum, Inc.*	71,032	2,258,818
PBF Energy, Inc.*	100,357	2,915,371
Saratoga Resources, Inc.*	109,835	388,816
Susser Petroleum Partners LP*	56,051	1,410,243
		15,288,580
FINANCIALS (7.5%)
American Assets Trust, Inc.*	55,699	1,555,673
AmREIT, Inc. Cl B*	49,785	853,813
Chesapeake Lodging Trust	81,686	1,705,604
Colonial Properties Trust	104,847	2,240,580
Endurance Specialty Hldgs. Ltd.*	36,998	1,468,451
Oritani Financial Corp.*	78,158	1,197,381
PS Business Parks, Inc.	23,077	1,499,543
S.Y. Bancorp, Inc.	49,141	1,101,741
Sabra Health Care REIT, Inc.	101,553	2,205,731
Signature Bank*	20,532	1,464,753
Starwood Property Trust, Inc.*	75,137	1,725,146
Stifel Financial Corp.*	59,837	1,912,989
Texas Capital Bancshares, Inc.*	30,442	1,364,410
		20,295,815
HEALTH CARE (20.5%)
Abiomed, Inc.*	102,772	1,383,311
Acorda Therapeutics, Inc.*	21,543	535,559
Alnylam Pharmaceuticals, Inc.*	89,856	1,639,872
athenahealth, Inc.*	26,440	1,942,018

BioScrip, Inc.*	234,083	2,521,074
BioSpecifics Technologies Corp.*	50,982	762,181
Bruker Corp.*	84,339	1,287,857
Cantel Medical Corp.*	59,531	1,769,857
Celsion Corp.*	47,753	391,097
Cepheid, Inc.*	53,840	1,820,330
Conceptus, Inc.*	64,994	1,365,524
Cubist Pharmaceuticals, Inc.*	64,193	2,699,958
Cyberonics, Inc.*	43,622	2,291,464
DexCom, Inc.*	119,355	1,624,422
Emergent Biosolutions, Inc.*	76,467	1,226,531
Endologix, Inc.*	67,849	966,170
Exact Sciences Corp.*	63,576	673,270
Halozyme Therapeutics, Inc.*	47,595	319,362
HeartWare International, Inc.*	19,756	1,658,516
HMS Hldgs. Corp.*	90,051	2,334,122
Impax Laboratories, Inc.*	58,998	1,208,869
Insulet Corp.*	82,095	1,742,056
IPC The Hospitalist Co.*	29,272	1,162,391
MAP Pharmaceuticals, Inc.*	49,502	777,676
Medicines Co.*	11,517	276,062
MWI Veterinary Supply, Inc.*	13,206	1,452,660
Neogen Corp.*	45,734	2,072,665
Omeros Corp.*	91,704	475,944
OraSure Technologies, Inc.*	94,983	681,978
Orexigen Therapeutics, Inc.*	75,915	400,072
PAREXEL International Corp.*	76,921	2,276,092
Pharmacyclics, Inc.*	30,816	1,784,246
QLT, Inc.*	180,882	1,421,733
Questcor Pharmaceuticals, Inc.	82,922	2,215,676
Salix Pharmaceuticals Ltd.*	47,977	1,942,109
Seattle Genetics, Inc.*	70,168	1,627,898
Sunesis Pharmaceuticals, Inc.*	65,108	273,454
Synageva BioPharma Corp.*	15,520	718,421
Threshold Pharmaceuticals, Inc.*	74,573	313,952
Vascular Solutions, Inc.*	99,270	1,568,466
VIVUS, Inc.*	38,240	513,181
WellCare Health Plans, Inc.*	28,011	1,363,856
XenoPort, Inc.*	56,060	435,586
		55,917,538
INDUSTRIALS (18.8%)
Allegiant Travel Co.*	14,595	1,071,419
Astronics Corp.*	108,361	2,479,300
Astronics Corp. Cl B*	15,932	345,724
AZZ, Inc.	100,373	3,857,334
Beacon Roofing Supply, Inc.*	65,922	2,193,884
CIRCOR International, Inc.	53,491	2,117,709
Corporate Executive Board Co.	41,040	1,947,758
EnPro Industries, Inc.*	49,764	2,035,348
Genesee & Wyoming, Inc. Cl A*	47,358	3,602,997
Healthcare Svcs. Group, Inc.	132,401	3,075,675
Hub Group, Inc. Cl A*	35,626	1,197,034
Old Dominion Freight Line, Inc.*	106,602	3,654,317
On Assignment, Inc.*	150,089	3,043,805
Raven Industries, Inc.	146,113	3,851,539
Rexnord Corp.*	72,128	1,536,326
Robbins & Myers, Inc.	52,524	3,122,552
Smith (A.O.) Corp.	48,990	3,089,799
Sun Hydraulics Corp.	86,631	2,259,336
Teledyne Technologies, Inc.*	43,901	2,856,638
The Advisory Board Co.*	60,592	2,835,100

USG Corp.*				33,805	948,906
					51,122,500
INFORMATION TECHNOLOGY (19.2%)
Adtran, Inc.				87,754	1,714,713
Aruba Network, Inc.*				40,268	835,561
Brightcove, Inc.*				142,032	1,283,969
Cavium, Inc.*				69,224	2,160,481
Ciena Corp.*				43,412	681,568
Cirrus Logic, Inc.*				81,127	2,350,249
CommVault Systems, Inc.*				74,275	5,177,706
comScore, Inc.*				106,194	1,463,353
Finisar Corp.*				91,139	1,485,566
Heartland Payment Systems, Inc.*				48,830	1,440,485
iGATE Corp.*				134,067	2,114,237
Imperva, Inc.*				67,785	2,137,261
Informatica Corp.*				75,207	2,280,276
Jive Software, Inc.*				103,633	1,505,787
Littelfuse, Inc.				14,391	888,069
LogMeIn, Inc.*				101,639	2,277,730
MAXIMUS, Inc.				36,520	2,308,794
Mercury Computer Systems, Inc.*				108,020	993,784
Microsemi Corp.*				56,708	1,193,136
Nanometrics, Inc.*				128,136	1,847,721
Parametric Technology Corp.*				99,208	2,233,172
Plantronics, Inc.				43,460	1,602,370
Plexus Corp.*				41,508	1,070,906
QLIK Technologies, Inc.*				32,732	710,939
Sourcefire, Inc.*				75,720	3,575,498
Super Micro Computer, Inc.*				104,874	1,069,715
Take-Two Interactive Software, Inc.*				72,480	798,005
Teradyne, Inc.*				63,569	1,073,680
TIBCO Software, Inc.*				84,181	1,852,824
WEX, Inc.*				27,594	2,079,760
					52,207,315
MATERIALS (4.3%)
Allied Nevada Gold Corp.*				44,918	1,353,379
CVR Partners LP				77,875	1,965,565
Eagle Materials, Inc.				12,035	704,048
Innophos Hldgs., Inc.				59,487	2,766,146
McEwen Mining, Inc.*				381,831	1,462,413
Silgan Hldgs., Inc.				44,187	1,837,737
Stepan Co.*				30,075	1,670,366
					11,759,654
TELECOMMUNICATION SERVICES (0.5%)
Consolidated Comms. Hldgs., Inc.				87,850	1,398,572

UTILITIES (0.8%)
Northwest Natural Gas Co.				47,851	2,115,014

TOTAL COMMON STOCKS (Cost: $225,502,801) 95.8%					260,482,002

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.7%)
U.S. Treasury Bill	A-1+	0.03	04/04/13	2,000,000	1,999,845
COMMERCIAL PAPER (3.5%)
General Electric Capital Corp.	A-1+	0.12	03/18/13	3,000,000	2,999,240
Toyota Motor Credit Corp.	A-1+	0.14	02/14/13	4,000,000	3,999,316
Toyota Motor Credit Corp.	A-1+	0.16	02/15/13	1,800,000	1,799,640

Washington Gas Light Co.	A-1	0.13	01/02/13	800,000	799,997
					9,598,193
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $11,598,038) 4.2%					11,598,038

TOTAL INVESTMENTS (Cost: $237,100,839) 100.0%					272,080,040

OTHER NET ASSETS 0.0% (3)					99,748

NET ASSETS 100.0%					$272,179,788

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION -  MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (7.5%)
Deckers Outdoor Corp.*	3,890	156,650
Dillard’s, Inc. Cl A	1,640	137,383
Discovery Communications, Inc. Cl A*	5,799	368,121
Lamar Advertising Co. Cl A*	9,387	363,746
Mohawk Industries, Inc.*	8,280	749,092
Newell Rubbermaid, Inc.	25,777	574,054
Rent-A-Center, Inc.	10,250	352,190
Shutterfly, Inc.*	15,436	461,073
V.F. Corp.	3,493	527,338
Whirlpool Corp.	2,680	272,690
		3,962,337
CONSUMER STAPLES (4.8%)
ConAgra Foods, Inc.	31,403	926,389
Dr. Pepper Snapple Group, Inc.	17,601	777,612
J.M. Smucker Co.	6,775	584,276
Vector Group Ltd.	17,220	256,061
		2,544,338
ENERGY (9.7%)
Atwood Oceanics, Inc.*	6,236	285,546
Energy XXI (Bermuda) Ltd.	33,997	1,094,363
McMoRan Exploration Co.*	83,913	1,346,803
Noble Energy, Inc.	11,367	1,156,479
Range Resources Corp.	10,221	642,185
Spectra Energy Corp.	17,501	479,177
Tesoro Corp.*	3,460	152,413
		5,156,966
FINANCIALS (27.9%)
American Financial Group, Inc.	22,519	889,951
Ameriprise Financial, Inc.	15,536	973,020
Annaly Capital Mgmt., Inc.	17,226	241,853
Aon PLC	13,110	729,047
Associated Banc-Corp.	35,032	459,620
Assurant, Inc.	3,541	122,873
BOK Financial Corp.	11,843	644,970
Brandywine Realty Trust	42,060	512,711
CBL & Associates Pptys., Inc.	31,240	662,600
City National Corp.	4,506	223,137
Comerica, Inc.	8,210	249,091
DDR Corp.	12,272	192,180
Discover Financial Svcs.	12,829	494,558
Duke Realty Corp.	35,710	495,298
Equity Lifestyle Properties, Inc.	7,250	487,853
Everest Re Group Ltd.	5,685	625,066
Fifth Third Bancorp	18,140	275,547
Fulton Financial Corp.	39,809	382,564
HCC Insurance Hldgs., Inc.	5,072	188,729
Home Properties, Inc.	10,070	617,392
Host Hotels & Resorts, Inc.	34,412	539,236
Janus Capital Group, Inc.	31,612	269,334
Kilroy Realty Corp.	10,800	511,596
Lincoln National Corp.	11,260	291,634
M&T Bank Corp.	2,741	269,906
Marsh & McLennan Cos., Inc.	12,380	426,739
National Retail Pptys., Inc.	16,449	513,209
People’s United Financial, Inc.	40,439	488,908
Progressive Corp.	17,917	378,049
Reinsurance Grp. of America, Inc.	8,642	462,520
StanCorp Financial Group, Inc.	12,885	472,493

Vornado Realty Trust	9,825	786,786
		14,878,470
HEALTH CARE (6.9%)
AmerisourceBergen Corp.	17,615	760,616
CIGNA Corp.	11,462	612,759
Forest Laboratories, Inc.*	14,473	511,186
HCA Hldgs., Inc.*	5,890	177,701
Hospira, Inc.*	9,310	290,844
Humana, Inc.	8,584	589,120
MEDNAX, Inc.*	6,323	502,805
Mylan, Inc.*	8,891	244,325
		3,689,356
INDUSTRIALS (10.5%)
Eaton Corp. PLC*	7,510	406,892
Flowserve Corp.	2,910	427,188
General Cable Corp.*	11,751	357,348
Joy Global, Inc.	9,020	575,296
Kirby Corp.*	15,712	972,416
L-3 Communications Hldgs., Inc.	3,344	256,217
Lincoln Electric Hldgs., Inc.	11,981	583,235
Old Dominion Freight Line, Inc.*	21,480	736,334
Oshkosh Corp.*	15,389	456,284
Timken Co.	6,830	326,679
Triumph Group, Inc.	8,040	525,012
		5,622,901
INFORMATION TECHNOLOGY (10.0%)
Altera Corp.	8,727	300,558
Avago Technologies Ltd.*	8,950	283,357
Avnet, Inc.*	8,540	261,409
Coherent, Inc.*	9,787	495,418
F5 Networks, Inc.*	2,890	280,764
Harris Corp.	6,810	333,418
Informatica Corp.*	19,387	587,814
KLA-Tencor Corp.	5,610	267,934
Microsemi Corp.*	13,214	278,023
NCR Corp.*	23,781	605,940
NetApp, Inc.*	7,690	258,000
Silicon Laboratories, Inc.*	6,160	257,550
Tech Data Corp.*	7,762	353,404
Teradata Corp.*	7,675	475,006
TIBCO Software, Inc.*	12,566	276,578
		5,315,173
MATERIALS (7.5%)
Agnico-Eagle Mines Ltd.	10,372	544,115
Crown Hldgs., Inc.*	42,242	1,554,923
Cytec Industries, Inc.	10,131	697,317
Eastman Chemical Co.	10,522	716,022
Walter Energy, Inc.	13,666	490,336
		4,002,713
TELECOMMUNICATION SERVICES (0.6%)
Windstream Corp.	35,415	293,236

UTILITIES (9.7%)
Ameren Corp.	21,916	673,260
Atmos Energy Corp.	18,147	637,323
Edison International	18,465	834,433
Entergy Corp.	6,273	399,904
FirstEnergy Corp.	13,882	579,712
Great Plains Energy, Inc.	27,493	558,383
ITC Hldgs. Corp.	9,659	742,874
NV Energy, Inc.	40,396	732,783
		5,158,672
TOTAL COMMON STOCKS (Cost: $44,839,472) 95.1%		50,624,162

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.2%)
U.S. Treasury Bill	A-1+	0.03	04/04/13	650,000	649,950
COMMERCIAL PAPER (3.5%)
General Electric Capital Corp.	A-1+	0.12	03/13/13	1,200,000	1,199,716
Toyota Motor Credit Corp.	A-1+	0.13	01/23/13	650,000	649,948
					1,849,664
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,499,614) 4.7%					2,499,614

TOTAL INVESTMENTS (Cost: $47,339,086) 99.8%					53,123,776

OTHER NET ASSETS 0.2%					91,394

NET ASSETS 100.0%					$53,215,170

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION   -  MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (12.9%)
Aaron’s, Inc.	35,357	999,896
Advance Auto Parts, Inc.	37,204	2,691,709
Aeropostale, Inc.*	40,115	521,896
AMC Networks, Inc. Cl A*	29,098	1,440,351
American Eagle Outfitters, Inc.	90,231	1,850,638
ANN, Inc.*	24,551	830,806
Ascena Retail Group, Inc.*	63,033	1,165,480
Bally Technologies, Inc.*	20,328	908,865
Barnes & Noble, Inc.	19,890	300,140
Bob Evans Farms, Inc.	14,145	568,629
Brinker International, Inc.	36,680	1,136,713
Cabela’s, Inc.*	21,573	900,673
Carter’s, Inc.*	24,715	1,375,390
Cheesecake Factory, Inc.*	25,057	819,865
Chico’s FAS, Inc.	83,183	1,535,558
Cinemark Hldgs., Inc.*	51,310	1,333,034
Deckers Outdoor Corp.*	18,846	758,928
DeVry, Inc.	29,998	711,853
Dick’s Sporting Goods, Inc.*	49,387	2,246,615
DreamWorks Animation SKG Cl A*	35,890	594,697
Foot Locker, Inc.	75,350	2,420,242
Gentex Corp.	70,521	1,327,205
Guess?, Inc.	31,254	766,973
Hanesbrands, Inc.*	49,479	1,772,338
HSN, Inc.	18,061	994,800
International Speedway Corp. Cl A	12,572	347,239
ITT Educational Svcs., Inc.*	8,828	152,813
Jarden Corp.	35,713	1,846,362
KB Home	42,183	666,491
Lamar Advertising Co. Cl A*	27,569	1,068,299
Life Time Fitness, Inc.*	20,142	991,188
LKQ Corp.*	144,433	3,047,536
Matthews International Corp. Cl A	13,754	441,503
MDC Hldgs., Inc.	19,979	734,428
Meredith Corp.	17,896	616,517
Mohawk Industries, Inc.*	27,120	2,453,546
New York Times Co. Cl A*	60,147	513,054
NVR, Inc.*	2,321	2,135,320
Office Depot, Inc.*	151,316	496,316
Panera Bread Co. Cl A*	14,434	2,292,552
Polaris Industries, Inc.	31,331	2,636,504
PVH Corp.	35,321	3,920,984
Regis Corp.	28,985	490,426
Rent-A-Center, Inc.	29,836	1,025,165
Saks, Inc.*	51,893	545,395
Scholastic Corp.	13,214	390,606
Scientific Games Corp. Cl A*	26,389	228,793
Service Corp. International	106,662	1,473,002
Signet Jewelers Ltd.	40,979	2,188,279
Sotheby’s	33,650	1,131,313
Strayer Education, Inc.	6,041	339,323
Tempur-Pedic Int’l., Inc.*	30,904	973,167

The Warnaco Group, Inc.*	20,342	1,455,877
The Wendy’s Co.	140,718	661,375
Thor Industries, Inc.	20,452	765,518
Toll Brothers, Inc.*	76,745	2,481,166
Tractor Supply Co.	34,354	3,035,519
Tupperware Brands Corp.	27,961	1,792,300
Under Armour, Inc. Cl A*	39,107	1,897,863
Valassis Communications, Inc.*	19,837	511,398
Wiley (John) & Sons, Inc. Cl A	23,047	897,220
Williams-Sonoma, Inc.	43,734	1,914,237
WMS Industries, Inc.*	26,479	463,383
		78,995,271
CONSUMER STAPLES (3.7%)
Church & Dwight Co., Inc.	69,677	3,732,597
Energizer Hldgs., Inc.	30,971	2,477,061
Flowers Foods, Inc.	57,583	1,339,956
Green Mountain Coffee Roasters, Inc.*	60,287	2,493,470
Harris Teeter Supermarkets, Inc.*	24,757	954,630
Hillshire Brands Co.*	60,693	1,707,901
Ingredion, Inc.*	37,668	2,426,949
Lancaster Colony Corp.	9,780	676,678
Post Hldgs., Inc.*	16,248	556,494
Ralcorp Hldgs., Inc.*	27,198	2,438,301
Smithfield Foods, Inc.*	62,984	1,358,565
SUPERVALU, Inc.	110,946	274,037
Tootsie Roll Industries, Inc.	10,424	270,190
United Natural Foods, Inc.*	24,468	1,311,240
Universal Corp.	11,369	567,427
		22,585,496
ENERGY (5.9%)
Alpha Natural Resources, Inc.*	117,476	1,144,216
Arch Coal, Inc.	109,841	804,036
Atwood Oceanics, Inc.*	28,379	1,299,474
Bill Barrett Corp.*	25,156	447,525
CARBO Ceramics, Inc.	9,746	763,502
Cimarex Energy Co.	43,045	2,484,988
Dresser-Rand Group, Inc.*	37,258	2,091,664
Dril-Quip, Inc.*	18,154	1,326,150
Energen Corp.	36,044	1,625,224
Forest Oil Corp.*	60,997	408,070
Helix Energy Solutions Group*	47,140	972,970
HollyFrontier Corp.	100,054	4,657,514
Northern Oil and Gas, Inc.*	29,526	496,627
Oceaneering Int’l., Inc.	53,414	2,873,139
Oil States International, Inc.*	26,959	1,928,647
Patterson-UTI Energy, Inc.	74,414	1,386,333
Plains Exploration & Production Co.*	64,321	3,019,228
Quicksilver Resources, Inc.*	60,262	172,349
Rosetta Resources, Inc.*	26,028	1,180,630
SM Energy Co.	31,272	1,632,711
Superior Energy Services, Inc.*	79,328	1,643,676
Tidewater, Inc.	24,879	1,111,594
Unit Corp.*	21,504	968,755
World Fuel Services Corp.	35,710	1,470,181
		35,909,203
FINANCIALS (21.0%)
Affiliated Managers Group, Inc.*	25,842	3,363,336

Alexander & Baldwin, Inc.*	21,302	625,640
Alexandria Real Estate Equities, Inc.	31,446	2,179,837
Alleghany Corp.*	8,458	2,836,982
American Campus Communities, Inc.	50,817	2,344,188
American Financial Group, Inc.	37,598	1,485,873
Apollo Investment Corp.	98,913	826,913
Aspen Insurance Hldgs. Ltd.	34,660	1,111,893
Associated Banc-Corp.	84,452	1,108,010
Astoria Financial Corp.	41,711	390,415
BancorpSouth, Inc.	41,298	600,473
Bank of Hawaii Corp.	22,319	983,152
Berkley (W.R.) Corp.	54,543	2,058,453
BioMed Realty Trust, Inc.	74,398	1,438,113
BRE Properties, Inc.	36,870	1,874,102
Brown & Brown, Inc.	59,520	1,515,379
Camden Property Trust	41,136	2,805,887
Cathay General Bancorp	35,460	691,470
CBOE Holdings, Inc.*	41,987	1,236,937
City National Corp.	23,477	1,162,581
Commerce Bancshares, Inc.	39,085	1,370,334
Corporate Office Pptys. Trust	39,780	993,704
Cullen/Frost Bankers, Inc.	30,494	1,654,909
Duke Realty Corp.	135,812	1,883,712
East West Bancorp, Inc.	69,360	1,490,546
Eaton Vance Corp.	56,770	1,808,125
Equity One, Inc.	30,129	633,010
Essex Property Trust, Inc.	17,757	2,604,064
Everest Re Group Ltd.	25,391	2,791,740
Federal Realty Investment Trust	32,005	3,329,160
Fidelity Nat’l. Financial, Inc. Cl A	103,460	2,436,483
First American Financial Corp.	51,164	1,232,541
First Niagara Financial Group, Inc.	175,046	1,388,115
FirstMerit Corp.	54,303	770,560
Fulton Financial Corp.	98,563	947,190
Gallagher (Arthur J.) & Co.	61,811	2,141,751
Greenhill & Co., Inc.	13,006	676,182
Hancock Hldg. Co.	42,722	1,355,996
Hanover Insurance Group, Inc.	21,979	851,466
HCC Insurance Hldgs., Inc.	50,029	1,861,579
Highwoods Properties, Inc.	38,011	1,271,468
Home Properties, Inc.	24,859	1,524,105
Hospitality Properties Trust	61,143	1,431,969
International Bancshares Corp.	27,117	489,462
Janus Capital Group, Inc.	93,551	797,055
Jefferies Group, Inc.	63,691	1,182,742
Jones Lang LaSalle, Inc.	22,418	1,881,767
Kemper Corp.	26,963	795,409
Liberty Property Trust	57,833	2,068,686
Mack-Cali Realty Corp.	40,432	1,055,680
Mercury General Corp.	18,192	722,040
MSCI, Inc. Cl A*	59,535	1,844,990
National Retail Pptys., Inc.	53,720	1,676,064
New York Community Bancorp, Inc.	219,802	2,879,406
Old Republic Int’l. Corp.	121,127	1,290,003
Omega Healthcare Investors, Inc.	53,693	1,280,578
Potlatch Corp.	20,130	788,895
Prosperity Bancshares, Inc.	21,833	916,986

Protective Life Corp.	39,272	1,122,394
Raymond James Financial, Inc.	55,739	2,147,624
Rayonier, Inc.	60,605	3,141,157
Realty Income Corp.	66,028	2,654,986
Regency Centers Corp.	44,614	2,102,212
Reinsurance Grp. of America, Inc.	36,503	1,953,641
SEI Investments Co.	65,373	1,525,806
Senior Housing Pptys. Trust	86,494	2,044,718
Signature Bank*	22,536	1,607,718
SL Green Realty Corp	44,882	3,440,205
StanCorp Financial Group, Inc.	21,481	787,708
SVB Financial Group*	22,080	1,235,818
Synovus Financial Corp.	395,400	968,730
Taubman Centers, Inc.	29,955	2,358,058
TCF Financial Corp.	80,909	983,044
The Macerich Co.	67,386	3,928,604
Trustmark Corp.	32,588	731,926
UDR, Inc.	120,630	2,868,581
Valley National Bancorp	98,764	918,505
Waddell & Reed Financial, Inc. Cl A	42,414	1,476,855
Washington Federal, Inc.	51,711	872,365
Webster Financial Corp.	39,672	815,260
Weingarten Realty Investors	55,435	1,483,995
Westamerica Bancorporation	13,518	575,732
		128,503,748
HEALTH CARE (9.2%)
Allscripts Healthcare Solutions, Inc.*	99,298	935,387
Bio-Rad Laboratories, Inc. Cl A*	10,082	1,059,114
Charles River Laboratories Int’l., Inc.*	24,520	918,764
Community Health Systems, Inc.*	46,079	1,416,468
Cooper Companies, Inc.	24,525	2,268,072
Covance, Inc.*	27,315	1,577,988
Endo Health Solutions, Inc.*	57,188	1,502,329
Health Management Associates, Inc. Cl A*	120,325	1,121,429
Health Net, Inc.*	41,106	998,876
Hill-Rom Hldgs., Inc.	30,399	866,372
HMS Hldgs. Corp.*	42,900	1,111,968
Hologic, Inc.*	132,901	2,662,007
IDEXX Laboratories, Inc.*	27,014	2,506,899
LifePoint Hospitals, Inc.*	24,603	928,763
Masimo Corp.	25,794	541,932
MEDNAX, Inc.*	24,744	1,967,643
Mettler-Toledo Int’l., Inc.*	15,184	2,935,067
Omnicare, Inc.	55,043	1,987,052
Owens & Minor, Inc.	31,264	891,337
Regeneron Pharmaceuticals, Inc.*	38,556	6,595,774
ResMed, Inc.	73,935	3,073,478
Schein (Henry), Inc.*	43,824	3,526,079
STERIS Corp.	28,595	993,104
Techne Corp.	17,058	1,165,744
Teleflex, Inc.	20,135	1,435,827
Thoratec Corp.*	29,605	1,110,780
United Therapeutics Corp.*	23,238	1,241,374
Universal Health Svcs., Inc. Cl B	43,393	2,098,052
VCA Antech, Inc.*	43,393	913,423
Vertex Pharmaceuticals, Inc.*	107,251	4,498,107
WellCare Health Plans, Inc.*	20,716	1,008,662
		55,857,871

INDUSTRIALS (16.7%)
Acuity Brands, Inc.	20,826	1,410,545
AECOM Technology Corp.*	53,965	1,284,367
AGCO Corp.*	49,030	2,408,354
Alaska Air Group, Inc.*	34,656	1,493,327
Alliant TechSystems, Inc.	16,103	997,742
AMETEK, Inc.	121,352	4,559,195
B/E Aerospace, Inc.*	50,595	2,499,393
Carlisle Cos., Inc.	31,100	1,827,436
CLARCOR, Inc.	23,959	1,144,761
Clean Harbors, Inc.*	26,282	1,445,773
Con-way, Inc.	27,088	753,588
Copart, Inc.*	53,430	1,576,185
Corporate Executive Board Co.	16,937	803,830
Corrections Corp. of America*	49,258	1,747,181
Crane Co.	22,870	1,058,424
Deluxe Corp.	24,653	794,813
Donaldson Co., Inc.	68,311	2,243,333
Donnelley (R.R.) & Sons Co.	88,970	800,730
Esterline Technologies Corp.*	15,404	979,848
Exelis, Inc.	94,941	1,069,985
Fortune Brands Home & Security, Inc.*	81,758	2,388,969
FTI Consulting, Inc.*	20,577	679,041
Gardner Denver, Inc.	23,891	1,636,534
GATX Corp.	23,160	1,002,828
General Cable Corp.*	25,127	764,112
Genesee & Wyoming, Inc. Cl A*	21,409	1,628,797
Graco, Inc.	29,857	1,537,337
Granite Construction, Inc.	17,826	599,310
Harsco Corp.	39,991	939,789
HNI Corp.	22,457	675,057
Hubbell, Inc. Cl B	26,204	2,217,645
Hunt (J.B.) Transport Svcs., Inc.	44,855	2,678,292
Huntington Ingalls Industries, Inc.*	24,375	1,056,413
IDEX Corp.	40,832	1,899,913
ITT Corp.	46,384	1,088,169
JetBlue Airways Corp*	111,896	638,926
Kansas City Southern	53,909	4,500,323
KBR, Inc.	75,296	2,252,856
Kennametal, Inc.	40,347	1,613,880
Kirby Corp.*	27,340	1,692,073
Landstar System, Inc.	22,420	1,176,153
Lennox International, Inc.	23,049	1,210,533
Lincoln Electric Hldgs., Inc.	41,396	2,015,157
Manpower, Inc.	39,101	1,659,446
Matson, Inc.*	20,935	517,513
Miller (Herman), Inc.	29,375	629,213
Mine Safety Appliances Co.	15,036	642,188
MSC Industrial Direct Co., Inc. Cl A	22,773	1,716,629
Nordson Corp.	27,763	1,752,401
Oshkosh Corp.*	46,296	1,372,676
Regal-Beloit Corp.	22,052	1,554,004
Rollins, Inc.	32,994	727,188
Shaw Group, Inc.*	32,682	1,523,308
SPX Corp.	24,920	1,748,138
Terex Corp.*	56,301	1,582,621

The Brink’s Co.	23,893	681,667
Timken Co.	40,417	1,933,145
Towers Watson & Co. Cl A	28,821	1,620,028
Trinity Industries, Inc.	39,831	1,426,746
Triumph Group, Inc.	24,822	1,620,877
United Rentals, Inc.*	46,222	2,104,025
URS Corp.*	38,329	1,504,797
UTI Worldwide, Inc.	51,122	685,035
Valmont Industries, Inc.	11,634	1,588,623
Wabtec Corp.	23,935	2,095,270
Waste Connections, Inc.	60,281	2,036,895
Watsco, Inc.	14,607	1,094,064
Werner Enterprises, Inc.	21,895	474,465
Woodward, Inc.	29,586	1,128,114
		102,209,993
INFORMATION TECHNOLOGY (15.0%)
ACI Worldwide, Inc.*	19,189	838,367
Acxiom Corp.*	37,853	660,913
Adtran, Inc.	31,711	619,633
Advent Software, Inc.*	15,745	336,628
Alliance Data Systems Corp.*	24,609	3,562,399
ANSYS, Inc.*	46,145	3,107,404
AOL, Inc.*	41,935	1,241,695
Arrow Electronics, Inc.*	53,073	2,021,020
Atmel Corp.*	212,873	1,394,318
Avnet, Inc.*	68,367	2,092,714
Broadridge Financial Solutions, Inc.	61,330	1,403,230
Cadence Design Systems, Inc.*	138,989	1,877,741
Ciena Corp.*	49,937	784,011
Compuware Corp.*	105,167	1,143,165
Concur Technologies, Inc.*	22,147	1,495,365
Convergys Corp.*	54,432	893,229
CoreLogic, Inc.*	50,531	1,360,295
Cree, Inc.*	58,594	1,991,024
Cypress Semiconductor Corp.*	65,803	713,305
Diebold, Inc.	31,244	956,379
DST Systems, Inc.	15,301	927,241
Equinix, Inc.*	24,122	4,973,956
FactSet Research Systems, Inc.	20,746	1,826,893
Fair Isaac Corp.	17,144	720,562
Fairchild Semiconductor Int’l., Inc.*	64,193	924,379
Gartner, Inc.*	47,356	2,179,323
Global Payments, Inc.	39,406	1,785,092
Henry (Jack) & Associates, Inc.	42,672	1,675,303
Informatica Corp.*	52,759	1,599,653
Ingram Micro, Inc. Cl A*	73,561	1,244,652
Integrated Device Technology, Inc.*	69,004	503,729
InterDigital, Inc.*	20,941	860,675
International Rectifier Corp.*	34,734	615,834
Intersil Corp. Cl A	63,705	528,114
Itron, Inc.*	19,480	867,834
Lender Processing Svcs., Inc.	42,829	1,054,450
Lexmark International, Inc. Cl A	33,307	772,389
ManTech International Corp. Cl A	11,720	304,017
MEMC Electronic Materials, Inc.*	110,492	354,679
Mentor Graphics Corp.*	45,698	777,780
MICROS Systems, Inc.*	38,073	1,615,818

Monster Worldwide, Inc.*	62,194	349,530
National Instruments Corp.	47,184	1,217,819
NCR Corp.*	78,515	2,000,562
NeuStar, Inc. Cl A*	33,996	1,425,452
Parametric Technology Corp.*	59,215	1,332,930
Plantronics, Inc.	20,991	773,938
Polycom, Inc.*	88,319	923,817
QLogic Corp.*	44,442	432,421
Rackspace Hosting, Inc.*	53,927	4,005,158
RF Micro Devices, Inc.*	141,629	634,498
Riverbed Technology, Inc.*	77,191	1,522,207
Rovi Corp.*	53,499	825,490
Semtech Corp.*	32,906	952,629
Silicon Laboratories, Inc.*	19,278	806,013
Skyworks Solutions, Inc.*	100,627	2,042,728
SolarWinds, Inc.*	30,465	1,597,889
Solera Hldgs., Inc.	34,383	1,838,459
Synopsys, Inc.*	75,069	2,390,197
Tech Data Corp.*	18,479	841,349
Tellabs, Inc.	168,838	384,951
TIBCO Software, Inc.*	75,744	1,667,125
Trimble Navigation Ltd.*	61,951	3,703,431
ValueClick, Inc.*	35,641	691,792
VeriFone Systems, Inc.*	53,537	1,588,978
Vishay Intertechnology, Inc.*	65,570	697,009
WEX, Inc.*	18,908	1,425,096
Zebra Technologies Corp. Cl A*	25,508	1,001,954
		91,678,630
MATERIALS (7.0%)
Albemarle Corp.	44,465	2,762,166
AptarGroup, Inc.	32,381	1,545,221
Ashland, Inc.	35,862	2,883,663
Cabot Corp.	30,112	1,198,156
Carpenter Technology Corp.	21,807	1,125,895
Commercial Metals Co.	58,280	866,041
Compass Minerals Int’l., Inc.	16,301	1,217,848
Cytec Industries, Inc.	22,813	1,570,219
Domtar Corp.	17,282	1,443,393
Greif, Inc. Cl A	14,655	652,148
Intrepid Potash, Inc.*	26,830	571,211
Louisiana-Pacific Corp.*	67,837	1,310,611
Martin Marietta Materials, Inc.	22,746	2,144,493
Minerals Technologies, Inc.	17,368	693,331
NewMarket Corp.	5,401	1,416,142
Olin Corp.	39,468	852,114
Packaging Corp. of America	48,343	1,859,755
Reliance Steel & Aluminum Co.	37,092	2,303,413
Rock-Tenn Co. Cl A	35,127	2,455,729
Royal Gold, Inc.	32,792	2,666,318
RPM International, Inc.	65,981	1,937,202
Scotts Miracle-Gro Co. Cl A	19,045	838,932
Sensient Technologies Corp.	24,982	888,360
Silgan Hldgs., Inc.	24,573	1,021,991
Sonoco Products Co.	49,286	1,465,273
Steel Dynamics, Inc.	113,058	1,552,286
Valspar Corp.	41,441	2,585,918
Worthington Industries, Inc.	25,745	669,113
		42,496,942

TELECOMMUNICATION SERVICES (0.5%)
Telephone & Data Systems, Inc.*	48,590	1,075,783
tw telecom inc*	75,443	1,921,533
		2,997,316
UTILITIES (4.8%)
Alliant Energy Corp.	55,539	2,438,717
Aqua America, Inc.	69,874	1,776,197
Atmos Energy Corp.	44,700	1,569,864
Black Hills Corp.	21,824	793,084
Cleco Corp.	29,950	1,198,300
Great Plains Energy, Inc.	76,757	1,558,935
Hawaiian Electric Industries, Inc.	48,501	1,219,315
Idacorp, Inc.	25,017	1,084,487
MDU Resources Group	93,856	1,993,501
National Fuel Gas Co.	41,899	2,123,860
NV Energy, Inc.	116,607	2,115,251
OGE Energy Corp.	49,054	2,762,231
PNM Resources, Inc.	39,035	800,608
Questar Corp.	87,203	1,723,131
UGI Corp.	55,260	1,807,555
Vectren Corp.	40,738	1,197,697
Westar Energy, Inc.	62,582	1,791,097
WGL Hldgs., Inc.	25,633	1,004,557
		28,958,387
TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $490,418,436) 96.7%		590,192,857

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.7%)
U.S. Treasury Bill (1)	A-1+	0.09	02/21/13	3,000,000	2,999,617
U.S. Treasury Bill (1)	A-1+	0.10	01/10/13	1,300,000	1,299,968
					4,299,585
COMMERCIAL PAPER (2.4%)
General Electric Capital Corp.	A-1+	0.12	03/18/13	4,000,000	3,998,987
Toyota Motor Credit Corp.	A-1+	0.16	02/15/13	7,000,000	6,998,600
Toyota Motor Credit Corp.	A-1+	0.15	02/22/13	800,000	799,827
Washington Gas Light Co.	A-1	0.13	01/02/13	2,600,000	2,599,991
					14,397,405
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $18,696,990) 3.1%					18,696,990

TEMPORARY CASH INVESTMENTS (2) (Cost: $301,400) 0.1%					301,400

TOTAL INVESTMENTS (Cost: $509,416,826) 99.9%					609,191,247

OTHER NET ASSETS 0.1%					774,221

NET ASSETS 100.0%					$609,965,468

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
COMMON STOCKS:
FINANCIALS (99.5%)
iShares MSCI EAFE Growth Index Fund	162,700	9,768,508
iShares MSCI EAFE Index Fund	220,600	12,534,492
iShares MSCI EAFE Value Index Fund	200,200	9,739,730
Vanguard MSCI EAFE ETF	1,584,800	55,832,504
Vanguard MSCI Europe ETF	350,300	17,108,652
Vanguard MSCI Pacific ETF	168,500	8,996,215
		113,980,101
TOTAL COMMON STOCKS (Cost: $108,021,891) 99.5%		113,980,101

TOTAL INVESTMENTS (Cost: $108,021,891) 99.5%		113,980,101

OTHER NET ASSETS 0.5%		567,858

NET ASSETS 100.0%		114,547,959

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.3%)
Abercrombie & Fitch Co. Cl A	5,500	263,835
Amazon.com, Inc.*	5,756	1,445,562
BorgWarner, Inc.*	3,278	234,770
Darden Restaurants, Inc.	8,527	384,312
Discovery Communications, Inc. Cl A*	7,714	489,685
Disney (Walt) Co.	22,904	1,140,390
Ford Motor Co.	92,449	1,197,215
Johnson Controls, Inc.	8,354	256,468
Macy’s, Inc.	15,812	616,984
Starbucks Corp.	33,831	1,814,018
Target Corp.	6,351	375,789
Time Warner Cable, Inc.	8,567	832,627
Time Warner, Inc.	14,422	689,804
Urban Outfitters, Inc.*	10,324	406,353
Viacom, Inc. Cl B	10,296	543,011
		10,690,823
CONSUMER STAPLES (6.1%)
ConAgra Foods, Inc.	21,357	630,032
Constellation Brands, Inc. Cl A*	16,750	592,783
Dean Foods Co.*	41,298	681,830
Estee Lauder Cos., Inc. Cl A	11,559	691,922
J.M. Smucker Co.	6,440	555,386
PepsiCo, Inc.	15,726	1,076,130
Philip Morris Int’l., Inc.	21,598	1,806,457
Proctor & Gamble Co.	24,483	1,662,151
Tyson Foods, Inc. Cl A	39,178	760,053
Wal-Mart Stores, Inc.	28,141	1,920,060
		10,376,804
ENERGY (6.5%)
Anadarko Petroleum Corp.	11,048	820,977
Apache Corp.	7,559	593,382
Chevron Corp.	10,082	1,090,267
EOG Resources, Inc.	5,413	653,836
Exxon Mobil Corp.	40,801	3,531,327
Halliburton Co.	25,134	871,898
Hess Corp.	7,312	387,244
National Oilwell Varco, Inc.	11,306	772,765
Noble Energy, Inc.	9,679	984,741
Occidental Petroleum Corp.	11,903	911,889
Range Resources Corp.	6,350	398,971
		11,017,297
FINANCIALS (8.9%)
American Int’l. Group, Inc.*	23,031	812,994
Aon PLC	7,362	409,401
Bank of America Corp.	84,219	976,940
BB&T Corp.	23,270	677,390
Berkshire Hathaway, Inc. Cl B*	9,503	852,419
Capital One Financial Corp.	22,847	1,323,527
Citigroup, Inc.	22,177	877,322
Franklin Resources, Inc.	2,936	369,055
Goldman Sachs Group, Inc.	7,861	1,002,749
Host Hotels & Resorts, Inc.	47,179	739,295
JPMorgan Chase & Co.	50,495	2,220,265
MetLife, Inc.	22,943	755,742
PNC Financial Svcs. Grp., Inc.	10,239	597,036
Simon Property Group, Inc.	8,180	1,293,176
Wells Fargo & Co.	62,372	2,131,875
		15,039,186

HEALTH CARE (6.6%)
Abbott Laboratories	6,428	421,034
AmerisourceBergen Corp.	3,504	151,303
Biogen Idec, Inc.*	2,061	302,287
Celgene Corp.*	6,476	509,791
Covidien PLC	13,986	807,552
Express Scripts Hldg. Co.*	8,049	434,646
Forest Laboratories, Inc.*	25,575	903,309
Gilead Sciences, Inc.*	11,463	841,957
Humana, Inc.	2,248	154,280
McKesson Corp.	6,507	630,919
Merck & Co., Inc.	35,136	1,438,468
Mylan, Inc.*	34,259	941,437
Pfizer, Inc.	79,547	1,995,039
Quest Diagnostics, Inc.	2,300	134,021
St. Jude Medical, Inc.	8,634	312,033
Stryker Corp.	11,067	606,693
UnitedHealth Group, Inc.	10,210	553,790
		11,138,559
INDUSTRIALS (5.8%)
Boeing Co.	16,880	1,272,077
Caterpillar, Inc.	12,290	1,100,938
Cummins, Inc.	8,572	928,776
Expeditors Int’l. of Wash.	15,748	622,833
FedEx Corp.	8,586	787,508
General Electric Co.	99,279	2,083,866
Precision Castparts Corp.	6,731	1,274,986
Roper Industries, Inc.	8,877	989,608
Union Pacific Corp.	6,006	755,074
		9,815,666
INFORMATION TECHNOLOGY (10.1%)
Altera Corp.	6,448	222,069
Apple, Inc.	8,636	4,603,250
Automatic Data Processing, Inc.	10,246	584,124
Broadcom Corp. Cl A*	14,078	467,530
Cisco Systems, Inc.	22,879	449,572
EMC Corp.*	25,332	640,900
F5 Networks, Inc.*	1,548	150,388
Google, Inc. Cl A*	2,290	1,624,457
Harris Corp.	3,649	178,655
Int’l. Business Machines Corp.	8,626	1,652,310
KLA-Tencor Corp.	6,669	318,511
MasterCard, Inc. Cl A	1,291	634,242
Microsoft Corp.	52,135	1,393,569
NetApp, Inc.*	3,029	101,623
Nortel Networks Corp.*	5,419	27
Oracle Corp.	32,470	1,081,900
QUALCOMM, Inc.	18,564	1,151,339
Salesforce.com, inc.*	7,209	1,211,833
Texas Instruments, Inc.	15,109	467,472
Yahoo!, Inc.*	17,836	354,936
		17,288,707
MATERIALS (2.1%)
Ball Corp.	13,586	607,974
CF Industries Hldgs., Inc.	2,469	501,602
Dow Chemical Co.	18,281	590,842
Eastman Chemical Co.	14,395	979,580
FMC Corp.	4,225	247,247
Freeport-McMoRan Copper & Gold, Inc.	18,647	637,727
		3,564,972

TELECOMMUNICATION SERVICES (1.5%)
AT&T, Inc.	50,988	1,718,805
CenturyLink, Inc.	11,293	441,782
Frontier Communications Corp.	103,550	443,194
		2,603,781
UTILITIES (1.6%)
Ameren Corp.	5,267	161,802
Dominion Resources, Inc.	15,619	809,064
Edison International	9,033	408,201
PPL Corp.	10,022	286,930
Public Svc. Enterprise Group, Inc.	17,603	538,652
Sempra Energy	8,216	582,843
		2,787,492
TOTAL COMMON STOCKS (Cost: $76,948,298) 55.5%		94,323,287

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (6.6%)
U.S. Treasury Note	AA+	0.25	05/31/14	800,000	800,375
U.S. Treasury Note	AA+	0.25	07/15/15	500,000	499,180
U.S. Treasury Strip	AA+	0.00	08/15/21	300,000	261,339
U.S. Treasury Strip	AA+	0.00	11/15/21	7,050,000	6,086,880
U.S. Treasury Strip	AA+	0.00	08/15/29	5,500,000	3,503,000
					11,150,774
U.S. GOVERNMENT AGENCIES (13.5%)
MORTGAGE-BACKED OBLIGATIONS (13.5%)
FHARM	AA+	4.64	09/01/39	108,958	116,362
FHARM	AA+	5.22	04/01/37	113,253	121,053
FHARM	AA+	5.24	02/01/36	90,316	95,655
FHARM	AA+	5.43	05/01/37	121,933	131,512
FHARM	AA+	5.77	03/01/37	48,739	52,790
FHLMC	AA+	2.50	09/01/27	488,360	510,590
FHLMC	AA+	3.00	06/01/27	243,242	256,706
FHLMC	AA+	3.00	08/01/27	490,707	517,870
FHLMC	AA+	4.00	02/01/25	151,623	160,297
FHLMC	AA+	4.00	03/01/41	429,779	459,485
FHLMC	AA+	4.00	07/01/41	351,025	375,068
FHLMC	AA+	4.50	08/01/34	139,901	150,476
FHLMC	AA+	4.50	08/15/35	177,010	198,266
FHLMC	AA+	5.00	02/01/26	72,238	78,207
FHLMC	AA+	5.50	01/15/32	105,264	108,473
FHLMC	AA+	5.50	07/01/32	155,398	168,553
FHLMC	AA+	5.50	05/01/33	206,275	224,704
FHLMC	AA+	5.50	06/01/37	218,000	235,910
FHLMC	AA+	6.00	03/15/32	122,381	136,980
FNMA	AA+	3.50	10/01/41	241,347	262,438
FNMA	AA+	3.50	12/01/41	480,189	522,152
FNMA	AA+	3.50	04/01/42	574,637	613,135
FNMA	AA+	3.50	04/01/42	493,155	536,316
FNMA	AA+	3.50	08/01/42	496,663	531,023
FNMA	AA+	3.50	10/01/42	398,155	425,701
FNMA	AA+	4.00	05/01/19	90,749	97,515
FNMA	AA+	4.00	06/01/39	225,098	241,473
FNMA	AA+	4.00	11/01/40	380,792	408,612
FNMA	AA+	4.00	05/01/41	320,082	351,101
FNMA	AA+	4.50	05/01/18	105,734	114,030
FNMA	AA+	4.50	05/01/30	228,456	249,003
FNMA	AA+	4.50	04/01/31	259,997	283,219
FNMA	AA+	4.50	08/01/33	119,514	129,740

FNMA	AA+	4.50	09/01/33	239,432	259,919
FNMA	AA+	4.50	06/01/34	189,300	205,142
FNMA	AA+	4.50	08/01/35	206,413	223,300
FNMA	AA+	4.50	12/01/35	168,353	182,127
FNMA	AA+	4.50	05/01/39	195,903	211,686
FNMA	AA+	4.50	05/01/39	291,108	314,561
FNMA	AA+	4.50	05/01/40	270,487	296,117
FNMA	AA+	5.00	04/01/18	223,899	243,320
FNMA	AA+	5.00	06/01/33	259,376	282,589
FNMA	AA+	5.00	10/01/33	227,993	248,398
FNMA	AA+	5.00	11/01/33	551,100	600,422
FNMA	AA+	5.00	11/01/33	162,591	177,143
FNMA	AA+	5.00	03/01/34	77,838	84,804
FNMA	AA+	5.00	04/01/34	113,714	123,607
FNMA	AA+	5.00	09/01/35	128,397	139,407
FNMA	AA+	5.00	11/25/35	300,000	329,495
FNMA	AA+	5.00	05/01/39	284,834	310,677
FNMA	AA+	5.00	06/01/40	133,697	145,495
FNMA	AA+	5.50	04/01/17	13,235	14,256
FNMA	AA+	5.50	05/01/17	6,440	6,937
FNMA	AA+	5.50	06/01/17	4,327	4,661
FNMA	AA+	5.50	03/01/34	76,346	83,906
FNMA	AA+	5.50	05/01/34	569,986	623,581
FNMA	AA+	5.50	07/01/34	122,014	133,487
FNMA	AA+	5.50	09/01/34	108,230	118,406
FNMA	AA+	5.50	09/01/34	247,085	270,782
FNMA	AA+	5.50	10/01/34	89,647	98,077
FNMA	AA+	5.50	02/01/35	177,108	193,761
FNMA	AA+	5.50	02/01/35	129,881	141,931
FNMA	AA+	5.50	08/01/35	80,416	87,877
FNMA	AA+	5.50	08/01/37	58,416	63,480
FNMA	AA+	5.50	11/01/38	87,688	94,125
FNMA	AA+	5.50	06/01/48	101,624	109,655
FNMA	AA+	6.00	03/01/17	6,642	7,144
FNMA	AA+	6.00	05/01/23	56,560	63,461
FNMA	AA+	6.00	03/01/32	10,209	11,406
FNMA	AA+	6.00	04/01/32	30,527	34,098
FNMA	AA+	6.00	04/01/32	25,529	28,516
FNMA	AA+	6.00	05/01/32	39,333	43,935
FNMA	AA+	6.00	04/01/33	193,239	215,848
FNMA	AA+	6.00	05/01/33	140,401	156,827
FNMA	AA+	6.00	06/01/34	85,761	95,367
FNMA	AA+	6.00	09/01/34	50,958	56,666
FNMA	AA+	6.00	10/01/34	92,636	103,011
FNMA	AA+	6.00	11/01/34	95,078	105,727
FNMA	AA+	6.00	12/01/36	149,251	163,402
FNMA	AA+	6.00	01/01/37	144,791	158,518
FNMA	AA+	6.00	04/01/37	80,184	86,784
FNMA	AA+	6.00	05/01/37	49,768	53,865
FNMA	AA+	6.00	06/01/37	130,344	141,073
FNMA	AA+	6.00	10/25/44	161,513	180,847
FNMA	AA+	6.00	02/25/47	147,215	166,810
FNMA	AA+	6.00	12/25/49	131,415	150,406
FNMA	AA+	6.50	09/01/16	7,450	7,971
FNMA	AA+	6.50	03/01/17	17,655	19,141
FNMA	AA+	6.50	05/01/17	3,277	3,553
FNMA	AA+	6.50	06/01/17	21,541	23,355
FNMA	AA+	6.50	04/01/32	14,471	17,122
FNMA	AA+	6.50	05/01/32	41,153	48,693
FNMA	AA+	6.50	05/01/32	28,219	33,389
FNMA	AA+	6.50	07/01/32	9,983	11,812

FNMA	AA+	6.50	07/01/34	101,843	120,733
FNMA	AA+	6.50	05/01/37	110,717	131,580
FNMA	AA+	6.50	09/01/37	96,259	114,398
FNMA	AA+	7.00	09/01/31	19,377	23,152
FNMA	AA+	7.00	04/01/32	20,014	23,886
FNMA	AA+	7.50	06/01/31	13,180	15,560
FNMA	AA+	7.50	02/01/32	9,690	11,471
FNMA	AA+	7.50	04/01/32	17,025	20,182
FNMA	AA+	7.50	06/01/32	12,704	15,060
FNMA	AA+	8.00	03/01/31	6,228	7,441
FNMA	AA+	8.00	04/01/32	14,101	16,911
FNMA	AA+	8.00	04/01/32	2,552	3,052
GNMA (4)	AA+	3.50	09/20/33	337,400	352,059
GNMA (4)	AA+	3.50	01/20/37	307,637	316,523
GNMA (4)	AA+	4.00	08/15/41	377,845	414,765
GNMA (4)	AA+	4.00	01/15/42	454,260	498,931
GNMA (4)	AA+	4.00	03/20/42	320,828	350,345
GNMA (4)	AA+	4.00	08/20/42	374,471	408,923
GNMA (4)	AA+	4.50	04/20/31	416,246	459,579
GNMA (4)	AA+	4.50	10/15/40	361,676	399,216
GNMA (4)	AA+	5.00	10/15/24	376,249	407,306
GNMA (4)	AA+	5.00	04/15/39	294,426	322,317
GNMA (4)	AA+	5.00	06/20/39	238,163	275,520
GNMA (4)	AA+	5.00	11/15/39	243,162	266,196
GNMA (4)	AA+	6.50	04/15/31	4,360	5,169
GNMA (4)	AA+	6.50	10/15/31	8,221	9,747
GNMA (4)	AA+	6.50	12/15/31	6,615	7,842
GNMA (4)	AA+	6.50	05/15/32	11,711	13,916
GNMA (4)	AA+	7.00	05/15/31	6,368	7,590
GNMA (4)	AA+	7.00	09/15/31	6,414	7,646
GNMA (4)	AA+	7.00	09/15/31	2,366	2,821
GNMA (4)	AA+	7.00	05/15/32	2,741	3,260
Vendee Mortgage Trust (4)	AA+	5.25	01/15/32	327,911	380,217
					22,889,607
CORPORATE DEBT (18.7%)
CONSUMER DISCRETIONARY (2.9%)
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	250,000	269,371
AutoZone, Inc.	BBB	4.00	11/15/20	250,000	271,117
Ethan Allen Interiors, Inc.	BB-	5.38	10/01/15	500,000	513,750
Expedia, Inc.	BBB-	5.95	08/15/20	250,000	278,151
Home Depot, Inc.	A-	5.40	03/01/16	500,000	571,208
Hyatt Hotels Corp.	BBB	3.88	08/15/16	100,000	106,485
Kohl’s Corp.	BBB+	4.00	11/01/21	100,000	105,759
Lowe’s Cos., Inc.	A-	3.12	04/15/22	300,000	315,800
Marriott International, Inc.	BBB	5.63	02/15/13	500,000	502,688
NVR, Inc.	BBB	3.95	09/15/22	300,000	310,877
O’Reilly Automotive, Inc.	BBB	3.80	09/01/22	300,000	312,146
Omnicom Group, Inc.	BBB+	4.45	08/15/20	250,000	278,184
Scholastic Corp.	BB-	5.00	04/15/13	500,000	501,875
Tupperware Brands Corp.	BBB-	4.75	06/01/21	250,000	267,512
Whirlpool Corp.	BBB-	6.50	06/15/16	250,000	286,726
					4,891,649
CONSUMER STAPLES (1.1%)
Avon Products, Inc.	BBB-	4.20	07/15/18	150,000	152,847
CVS Caremark Corp.	BBB+	6.13	08/15/16	250,000	297,697
Energizer Hldgs., Inc.	BBB-	4.70	05/19/21	225,000	241,140
Ingredion, Inc.	BBB	4.63	11/01/20	250,000	279,144
Kroger Co.	BBB	4.95	01/15/15	500,000	539,116
Sysco Corp.	A+	2.60	06/12/22	300,000	306,162
					1,816,106

ENERGY (3.0%)
Cameron International Corp.	BBB+	4.50	06/01/21	300,000	335,687
Diamond Offshore Drilling, Inc.	A-	4.88	07/01/15	500,000	551,050
Enbridge, Inc.	A-	5.80	06/15/14	100,000	107,328
Energen Corp.	BBB	4.63	09/01/21	250,000	260,475
EQT Corp.	BBB	4.88	11/15/21	200,000	214,707
Kinder Morgan, Inc.	BB	5.15	03/01/15	500,000	531,484
Murphy Oil Corp.	BBB	2.50	12/01/17	200,000	201,233
National Oilwell Varco, Inc.	A-	6.13	08/15/15	250,000	252,488
Noble Drilling Corp.	BBB+	7.50	03/15/19	800,000	967,184
Rowan Companies PLC	BBB-	4.88	06/01/22	300,000	325,820
Seacor Hldgs., Inc.	BB	7.38	10/01/19	250,000	265,590
Sunoco, Inc.	BBB-	4.88	10/15/14	500,000	527,748
Weatherford Int’l. Ltd.	BBB-	5.50	02/15/16	500,000	550,761
					5,091,555
FINANCIALS (5.7%)
Aflac, Inc.	A-	4.00	02/15/22	300,000	323,617
Alleghany Corp.	BBB	5.63	09/15/20	300,000	333,148
Bank of America Corp.	A-	3.70	09/01/15	250,000	264,285
Barrick N.A. Finance LLC	BBB+	4.40	05/30/21	250,000	274,160
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	250,000	305,788
Block Financial LLC	BBB	5.13	10/30/14	250,000	263,229
Bunge Ltd. Finance Corp.	BBB-	5.35	04/15/14	500,000	526,133
CNA Financial Corp.	BBB-	6.50	08/15/16	250,000	288,431
Duke Realty LP	BBB-	4.63	05/15/13	250,000	253,491
Fairfax Financial Hldgs.	BBB-	8.25	10/01/15	500,000	567,195
First Horizon National Corp.	BB+	4.50	05/15/13	1,500,000	1,517,982
Hartford Financial Svcs.	BBB	5.50	10/15/16	250,000	279,822
HCP, Inc.	BBB+	5.65	12/15/13	250,000	261,498
Health Care REIT, Inc.	BBB-	6.13	04/15/20	250,000	292,801
Hospitality Properties Trust	BBB-	5.00	08/15/22	250,000	264,503
Markel Corp.	BBB	6.80	02/15/13	250,000	251,580
Moody’s Corp.	BBB+	4.50	09/01/22	250,000	267,287
Morgan Stanley	A-	4.00	07/24/15	250,000	261,571
National Retail Pptys., Inc.	BBB	3.80	10/15/22	250,000	253,864
Old Republic Int’l. Corp.	BBB+	3.75	03/15/18	100,000	104,063
Pacific LifeCorp.†	BBB+	6.00	02/10/20	100,000	111,627
Penske Truck Leasing Co. LP†	BBB-	3.38	03/15/18	300,000	302,690
ProLogis LP	BBB-	6.63	05/15/18	150,000	181,174
Prudential Financial, Inc.	A	4.50	11/16/21	250,000	281,161
Raymond James Financial, Inc.	BBB	4.25	04/15/16	250,000	262,845
Reckson Operating Partnership	BBB-	6.00	03/31/16	100,000	109,643
Regency Centers LP	BBB	4.95	04/15/14	250,000	261,568
Senior Housing Pptys. Trust	BBB-	4.30	01/15/16	250,000	259,192
Ventas Realty LP/Capital Corp.	BBB	4.00	04/30/19	100,000	107,494
Ventas Realty LP/Capital Corp.	BBB	4.75	06/01/21	200,000	218,716
Zions Bancorporation	BB+	5.65	05/15/14	397,000	408,109
					9,658,667
HEALTH CARE (1.5%)
Allergan, Inc.	A+	5.75	04/01/16	250,000	287,674
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	200,000	211,450
CIGNA Corp.	BBB	2.75	11/15/16	250,000	262,986
Laboratory Corp. of America	BBB+	5.63	12/15/15	500,000	563,920
Medco Health Solutions, Inc.	BBB+	4.13	09/15/20	250,000	273,228
PerkinElmer, Inc.	BBB	5.00	11/15/21	300,000	332,613
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	250,000	276,087
WellPoint, Inc.	A-	4.35	08/15/20	250,000	275,938
					2,483,896
INDUSTRIALS (1.6%)
CSX Corp.	BBB	6.25	04/01/15	250,000	279,940
Donnelley (R.R.) & Sons Co.	BB	4.95	04/01/14	500,000	511,250
Dun & Bradstreet Corp.	BBB+	3.25	12/01/17	250,000	252,648

Equifax, Inc.	BBB+	3.30	12/15/22	300,000	297,583
Harsco Corp.	BBB	5.75	05/15/18	250,000	278,121
L-3 Communications Corp.	BBB-	4.75	07/15/20	250,000	278,659
Pentair Ltd.	BBB	5.00	05/15/21	250,000	282,401
Pitney Bowes, Inc.	BBB	5.25	01/15/37	250,000	255,031
URS Corp.†	BBB-	5.00	04/01/22	300,000	308,840
					2,744,473
INFORMATION TECHNOLOGY (0.1%)
Ingram Micro, Inc.	BBB-	5.25	09/01/17	100,000	108,599
Tech Data Corp.	BBB-	3.75	09/21/17	100,000	102,581
					211,180
MATERIALS (1.3%)
Freeport-McMoRan Copper & Gold	BBB	3.55	03/01/22	100,000	99,178
Geon Co.	BB-	7.50	12/15/15	1,000,000	1,030,000
Methanex Corp.	BBB-	3.25	12/15/19	250,000	251,454
Packaging Corp. of America	BBB	3.90	06/15/22	250,000	258,888
Teck Resources Ltd.	BBB	4.75	01/15/22	300,000	330,143
Vulcan Materials Co.	BB	7.00	06/15/18	250,000	276,250
					2,245,913
TELECOMMUNICATION SERVICES (0.3%)
CenturyLink, Inc.	BB	5.00	02/15/15	500,000	531,451

UTILITIES (1.2%)
AmerenEnergy Generating Co.	B	6.30	04/01/20	250,000	180,000
Constellation Energy	BBB-	5.15	12/01/20	340,000	388,661
Entergy Corp.	BBB-	5.13	09/15/20	250,000	271,121
National Fuel Gas Co.	BBB	4.90	12/01/21	250,000	276,037
Progress Energy, Inc.	A	5.25	12/15/15	500,000	567,078
SCANA Corp.	BBB	4.13	02/01/22	300,000	314,563
					1,997,460

TOTAL LONG-TERM DEBT SECURITIES (Cost: $61,615,438) 38.8%					65,712,731

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (4.8%)
General Electric Capital Corp.	A-1+	0.12	03/18/13	2,800,000	2,799,282
Procter & Gamble Co.†	A-1+	0.15	01/16/13	250,000	249,984
Toyota Motor Credit Corp.	A-1+	0.14	02/14/13	4,000,000	3,999,316
Toyota Motor Credit Corp.	A-1+	0.15	02/22/13	1,000,000	999,783
					8,048,365
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $8,048,374) 4.8%					8,048,365

TEMPORARY CASH INVESTMENTS (2) (Cost: $934,600) 0.6%					934,600

TOTAL INVESTMENTS (Cost: $147,546,710) 99.7%					169,018,983

OTHER NET ASSETS 0.3%					578,050

NET ASSETS 100.0%					$169,597,033

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.0%)	6,393,146	9,390,938
Equity Index Fund (19.9%)	2,591,460	6,210,784
Mid-Cap Equity Index Fund (5.0%)	955,239	1,557,655
Mid-Term Bond Fund (40.1%)	11,467,988	12,522,103
Money Market Fund (5.0%)	1,300,960	1,561,895
TOTAL INVESTMENTS (Cost: $29,728,136) 100.0%		31,243,375

OTHER NET ASSETS -0.0% (3)		(128)

NET ASSETS 100.0%		$31,243,247

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2010 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.1%)	3,660,382	5,376,761
Equity Index Fund (24.9%)	2,225,135	5,332,836
International Fund (3.0%)	916,323	648,422
Mid-Cap Equity Index Fund (11.0%)	1,443,628	2,354,044
Mid-Term Bond Fund (31.0%)	6,106,306	6,667,585
Money Market Fund (5.0%)	893,804	1,073,075
TOTAL INVESTMENTS (Cost: $19,885,714) 100.0%		21,452,723

OTHER NET ASSETS -0.0% (3)		(88)

NET ASSETS 100.0%		$21,452,635

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.1%)	19,167,793	28,155,705
Equity Index Fund (27.8%)	13,051,120	31,278,771
International Fund (6.1%)	9,597,129	6,791,255
Mid-Cap Equity Index Fund (11.0%)	7,560,037	12,327,737
Mid-Term Bond Fund (26.0%)	26,818,584	29,283,695
Small Cap Growth Fund (2.0%)	1,839,521	2,245,115
Small Cap Value Fund (2.0%)	1,672,556	2,255,427
TOTAL INVESTMENTS (Cost: $101,086,700) 100.0%		112,337,705

OTHER NET ASSETS -0.0% (3)		(460)

NET ASSETS 100.0%		$112,337,245

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.0%)	28,849,093	42,376,635
Equity Index Fund (32.8%)	23,151,096	55,484,727
International Fund (9.1%)	21,666,342	15,331,840
Mid-Cap Equity Index Fund (11.0%)	11,378,696	18,554,614
Mid-Term Bond Fund (16.1%)	24,839,481	27,122,676
Small Cap Growth Fund (3.0%)	4,153,114	5,068,830
Small Cap Value Fund (3.0%)	3,776,052	5,091,972
TOTAL INVESTMENTS (Cost: $150,457,834) 100.0%		169,031,294

OTHER NET ASSETS -0.0% (3)		(693)

NET ASSETS 100.0%		$169,030,601

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (23.1%)	25,416,163	37,333,980
Equity Index Fund (36.8%)	24,855,316	59,569,121
International Fund (9.1%)	20,747,235	14,681,449
Mid-Cap Equity Index Fund (15.0%)	14,857,728	24,227,679
Mid-Term Bond Fund (8.0%)	11,893,320	12,986,531
Small Cap Growth Fund (4.0%)	5,302,420	6,471,546
Small Cap Value Fund (4.0%)	4,821,065	6,501,164
TOTAL INVESTMENTS (Cost: $142,278,583) 100.0%		161,771,470

OTHER NET ASSETS -0.0% (3)		(663)

NET ASSETS 100.0%		$161,770,807

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (23.1%)	20,944,508	30,765,535
Equity Index Fund (39.8%)	22,144,736	53,072,850
International Fund (10.1%)	18,996,322	13,442,443
Mid-Cap Equity Index Fund (17.0%)	13,877,060	22,628,558
Small Cap Growth Fund (5.0%)	5,462,548	6,666,980
Small Cap Value Fund (5.0%)	4,966,269	6,696,970
TOTAL INVESTMENTS (Cost: $115,735,566) 100.0%		133,273,336

OTHER NET ASSETS -0.0% (3)		(546)

NET ASSETS 100.0%		$133,272,790

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (16.1%)	11,664,761	17,134,450
Equity Index Fund (39.8%)	17,730,782	42,494,213
International Fund (12.1%)	18,251,579	12,915,438
Mid-Cap Equity Index Fund (20.0%)	13,071,709	21,315,316
Small Cap Growth Fund (6.0%)	5,248,311	6,405,505
Small Cap Value Fund (6.0%)	4,771,531	6,434,366
TOTAL INVESTMENTS (Cost: $92,092,566) 100.0%		106,699,288

OTHER NET ASSETS -0.0% (3)		(437)

NET ASSETS 100.0%		$106,698,851

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (12.0%)	7,704,355	11,316,981
Equity Index Fund (34.9%)	13,662,133	32,743,147
International Fund (14.1%)	18,751,460	13,269,170
Mid-Cap Equity Index Fund (23.0%)	13,237,849	21,586,232
Small Cap Growth Fund (8.0%)	6,162,354	7,521,085
Small Cap Value Fund (8.0%)	5,602,572	7,555,018
TOTAL INVESTMENTS (Cost: $80,714,140) 100.0%		93,991,633

OTHER NET ASSETS -0.0% (3)		(385)

NET ASSETS 100.0%		$93,991,248

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (10.0%)	8,080,848	11,870,014
Equity Index Fund (34.9%)	17,194,929	41,209,968
International Fund (16.1%)	26,972,457	19,086,627
Mid-Cap Equity Index Fund (21.0%)	15,212,109	24,805,549
Small Cap Growth Fund (9.0%)	8,725,252	10,649,075
Small Cap Value Fund (9.0%)	7,932,750	10,697,242
TOTAL INVESTMENTS (Cost: $102,022,522) 100.0%		118,318,475

OTHER NET ASSETS -0.0% (3)		(485)

NET ASSETS 100.0%		$118,317,990

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2050 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.0%)	115,525	169,695
Equity Index Fund (34.9%)	307,810	737,707
International Fund (17.1%)	512,298	362,519
Mid-Cap Equity Index Fund (20.0%)	259,278	422,790
Small Cap Growth Fund (10.0%)	173,600	211,877
Small Cap Value Fund (10.0%)	157,660	212,603
TOTAL INVESTMENTS (Cost: $2,080,019) 100.0%		2,117,191

OTHER NET ASSETS -0.0% (3)		(9)

NET ASSETS 100.0%		$2,117,182

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.3%)	17,803,214	26,151,266
Equity Index Fund (24.6%)	8,851,114	21,212,889
Mid-Term Bond Fund (45.1%)	35,713,076	38,995,751
TOTAL INVESTMENTS (Cost: $79,794,318) 100.0%		86,359,906

OTHER NET ASSETS		—

NET ASSETS 100.0%		$86,359,906

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.3%)	46,473,212	68,264,826
Equity Index Fund (34.4%)	32,325,478	77,472,372
Mid-Cap Equity Index Fund (15.2%)	20,993,570	34,233,059
Mid-Term Bond Fund (20.1%)	41,427,042	45,234,933
TOTAL INVESTMENTS (Cost: $193,148,223) 100.0%		225,205,190

OTHER NET ASSETS		—

NET ASSETS 100.0%		$225,205,190

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.4%)	32,332,875	47,493,987
Equity Index Fund (44.5%)	34,670,024	83,091,393
Mid-Cap Equity Index Fund (20.4%)	23,359,792	38,091,527
Small Cap Growth Fund (4.7%)	7,256,078	8,855,963
Small Cap Value Fund (5.0%)	6,959,101	9,384,286
TOTAL INVESTMENTS (Cost: $157,985,430) 100.0%		186,917,156

OTHER NET ASSETS		—

NET ASSETS 100.0%		$186,917,156

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (8.9%)
U.S. Treasury Bill	A-1+	0.05	03/28/13	8,000,000	7,999,292

U.S. GOVERNMENT AGENCIES (22.7%)
FHLB	A-1+	0.08	04/08/13	4,530,000	4,529,024
FHLB	A-1+	0.09	02/05/13	640,000	639,944
FHLB	A-1+	0.11	03/15/13	6,500,000	6,498,550
FHLMC	A-1+	0.09	04/03/13	739,000	738,839
FHLMC	A-1+	0.11	02/19/13	1,905,000	1,904,715
FHLMC	A-1+	0.11	03/04/13	1,101,000	1,100,791
FNMA	A-1+	0.11	03/13/13	5,000,000	4,999,022
					20,410,885
COMMERCIAL PAPER (67.2%)
Air Products & Chemicals†	A-1	0.13	01/14/13	500,000	499,977
Air Products & Chemicals†	A-1	0.13	01/16/13	1,600,000	1,599,913
Air Products & Chemicals†	A-1	0.15	01/02/13	1,600,000	1,599,993
Baker Hughes, Inc.†	A-1	0.14	02/19/13	2,950,000	2,949,438
Baker Hughes, Inc.†	A-1	0.15	01/07/13	750,000	749,981
Coca-Cola Co.†	A-1+	0.12	02/13/13	950,000	949,864
Danaher Corp.†	A-1	0.15	01/02/13	1,000,000	999,996
Disney (Walt) Co.†	A-1	0.12	02/15/13	3,700,000	3,699,445
General Electric Capital Corp.	A-1+	0.12	03/13/13	3,700,000	3,699,013
Google, Inc.†	A-1+	0.13	03/06/13	1,100,000	1,099,789
Google, Inc.†	A-1+	0.14	01/04/13	2,000,000	1,999,977
Kimberly-Clark Worldwide†	A-1	0.08	01/09/13	2,450,000	2,449,956
Kimberly-Clark Worldwide†	A-1	0.09	01/14/13	1,250,000	1,249,959
National Rural Utilities	A-1	0.14	02/07/13	3,700,000	3,699,468
New Jersey Natural Gas	A-1	0.14	01/07/13	3,800,000	3,799,911
Praxair, Inc.	A-1	0.10	01/04/13	3,700,000	3,699,969
Precision Castparts Corp.†	A-1	0.18	01/11/13	3,700,000	3,699,815
Private Export Funding Corp.†	A-1	0.16	01/15/13	2,000,000	1,999,876
Rockwell Collins, Inc.†	A-1	0.12	01/11/13	3,700,000	3,699,877
Sysco Corp.†	A-1	0.09	01/02/13	3,700,000	3,699,991
Toyota Motor Credit Corp.	A-1+	0.21	01/16/13	3,700,000	3,699,676
Unilever Capital Corp.†	A-1	0.16	02/04/13	3,700,000	3,699,441
Wal-Mart Stores, Inc.†	A-1+	0.11	01/24/13	1,400,000	1,399,902
Washington Gas Light Co.	A-1	0.15	01/10/13	300,000	299,989
Washington Gas Light Co.	A-1	0.15	01/16/13	3,500,000	3,499,781
					60,444,997
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $88,854,791) 98.8%					88,855,174

TEMPORARY CASH INVESTMENTS (2) (Cost: $1,078,600) 1.2%					1,078,600

TOTAL INVESTMENTS (Cost: $89,933,391) 100.0%					89,933,774

OTHER NET ASSETS -0.0% (3)					(1,068)

NET ASSETS 100.0%					$89,932,706

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (46.5%)
U.S. Treasury Note	AA+	0.13	12/31/14	7,000,000	6,982,500
U.S. Treasury Note	AA+	0.25	07/15/15	1,000,000	998,359
U.S. Treasury Note	AA+	0.63	11/30/17	5,000,000	4,983,205
U.S. Treasury Note	AA+	0.88	07/31/19	7,000,000	6,913,592
U.S. Treasury Note	AA+	1.00	10/31/16	5,000,000	5,095,310
U.S. Treasury Note	AA+	1.00	08/31/19	4,500,000	4,473,635
U.S. Treasury Note	AA+	1.00	11/30/19	5,000,000	4,951,560
U.S. Treasury Note	AA+	1.13	12/31/19	8,000,000	7,977,504
U.S. Treasury Note	AA+	1.25	08/31/15	9,000,000	9,218,673
U.S. Treasury Note	AA+	1.88	06/30/15	3,000,000	3,116,250
U.S. Treasury Note	AA+	1.88	10/31/17	5,000,000	5,281,640
U.S. Treasury Note	AA+	2.25	11/30/17	3,500,000	3,763,592
U.S. Treasury Note	AA+	2.38	03/31/16	3,500,000	3,720,938
U.S. Treasury Note	AA+	2.50	03/31/15	500,000	524,844
U.S. Treasury Note	AA+	3.00	02/28/17	16,500,000	18,149,995
U.S. Treasury Note	AA+	3.13	05/15/19	3,000,000	3,397,500
U.S. Treasury Note	AA+	3.25	05/31/16	10,000,000	10,950,000
U.S. Treasury Note	AA+	3.25	07/31/16	7,000,000	7,692,342
U.S. Treasury Strip	AA+	0.00	08/15/17	15,000,000	14,522,249
U.S. Treasury Strip	AA+	0.00	11/15/17	5,000,000	4,821,970
U.S. Treasury Strip	AA+	0.00	08/15/18	55,000,000	52,270,235
					179,805,893
U.S. GOVERNMENT AGENCIES (11.9%)
MORTGAGE-BACKED OBLIGATIONS (0.0%) (3)
FHLMC	AA+	6.00	02/01/19	5,243	5,797
FHLMC	AA+	6.50	04/01/14	9,353	9,498
FHLMC	AA+	7.00	02/01/14	3,013	3,065
FHLMC	AA+	7.50	03/15/21	7,771	8,843
FHLMC	AA+	8.00	09/01/18	1,300	1,318
FHLMC	AA+	8.50	09/01/17	2,023	2,055
FNMA	AA+	6.50	08/01/13	1,037	1,049
FNMA	AA+	8.00	06/01/17	177	178
					31,803
NON-MORTGAGE-BACKED OBLIGATIONS (11.9%)
FFCB	AA+	4.95	10/10/14	12,500,000	13,531,800
FFCB	AA+	5.10	08/05/13	5,000,000	5,145,400
FHLB	AA+	1.38	05/28/14	17,000,000	17,290,678
FNMA	AA+	1.25	02/27/14	10,000,000	10,133,370
					46,101,248
CORPORATE DEBT (40.5%)
CONSUMER DISCRETIONARY (3.3%)
AutoZone, Inc.	BBB	4.00	11/15/20	700,000	759,128
AutoZone, Inc.	BBB	6.50	01/15/14	1,000,000	1,055,780
Best Buy Co., Inc.	BB	6.75	07/15/13	1,000,000	1,012,500
Brinker International, Inc.	BBB-	5.75	06/01/14	1,000,000	1,057,791
Ethan Allen Interiors, Inc.	BB-	5.38	10/01/15	500,000	513,750
Home Depot, Inc.	A-	5.40	03/01/16	250,000	285,604
Hyatt Hotels Corp.	BBB	3.88	08/15/16	1,525,000	1,623,896
Hyatt Hotels Corp.†	BBB	5.75	08/15/15	200,000	219,555
Johnson Controls, Inc.	BBB+	4.88	09/15/13	250,000	257,307
Kohl’s Corp.	BBB+	3.25	02/01/23	700,000	679,673
Kohl’s Corp.	BBB+	4.00	11/01/21	1,000,000	1,057,590
Leggett & Platt, Inc.	BBB+	4.70	04/01/13	750,000	756,519
Marriott International, Inc.	BBB	3.00	03/01/19	1,200,000	1,235,046
Marriott International, Inc.	BBB	5.63	02/15/13	750,000	754,031
Scholastic Corp.	BB-	5.00	04/15/13	250,000	250,938
Whirlpool Corp.	BBB-	5.50	03/01/13	850,000	856,827

Whirlpool Corp.	BBB-	6.50	06/15/16	500,000	573,452
					12,949,387
CONSUMER STAPLES (3.3%)
Anheuser-Busch Cos., Inc.	A	4.38	01/15/13	1,000,000	1,001,107
Avon Products, Inc.	BBB-	6.50	03/01/19	1,800,000	1,941,899
Cargill, Inc.†	A	5.20	01/22/13	1,000,000	1,002,581
Clorox Co.	BBB+	5.00	03/01/13	500,000	503,648
Clorox Co.	BBB+	5.00	01/15/15	300,000	323,328
CVS Caremark Corp.	BBB+	6.13	08/15/16	500,000	595,393
Dr. Pepper Snapple Group, Inc.	BBB	2.60	01/15/19	150,000	154,685
Energizer Hldgs., Inc.	BBB-	4.70	05/19/21	1,700,000	1,821,946
Flowers Foods, Inc.	BBB-	4.38	04/01/22	1,500,000	1,537,665
Hershey Co.	A	4.85	08/15/15	500,000	552,315
Hershey Co.	A	5.00	04/01/13	500,000	505,634
Ingredion, Inc.	BBB	4.63	11/01/20	275,000	307,058
Kroger Co.	BBB	4.95	01/15/15	500,000	539,116
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	400,000	422,296
Mondelez International, Inc.	BBB-	5.25	10/01/13	500,000	515,900
Safeway, Inc.	BBB	3.95	08/15/20	1,000,000	1,000,226
					12,724,797
ENERGY (3.2%)
Diamond Offshore Drilling, Inc.	A-	4.88	07/01/15	500,000	551,050
Enbridge, Inc.	A-	5.80	06/15/14	1,065,000	1,143,040
Energen Corp.	BBB	4.63	09/01/21	1,500,000	1,562,850
Kinder Morgan, Inc.	BB	5.15	03/01/15	250,000	265,742
Marathon Petroleum Corp.	BBB	3.50	03/01/16	1,500,000	1,596,764
Murphy Oil Corp.	BBB	2.50	12/01/17	1,750,000	1,760,792
National Oilwell Varco, Inc.	A-	6.13	08/15/15	1,000,000	1,009,951
Noble Corp.	A-	5.88	06/01/13	1,000,000	1,020,808
Sunoco, Inc.	BBB-	4.88	10/15/14	500,000	527,748
Sunoco, Inc.	BBB-	5.75	01/15/17	290,000	326,942
Sunoco, Inc.	BBB-	9.63	04/15/15	500,000	584,640
Valero Energy Corp.	BBB	4.75	06/15/13	1,000,000	1,018,843
Weatherford Int’l. Ltd.	BBB-	5.15	03/15/13	500,000	503,962
Weatherford Int’l. Ltd.	BBB-	5.50	02/15/16	500,000	550,761
					12,423,893
FINANCIALS (13.3%)
Aflac, Inc.	A-	2.65	02/15/17	1,500,000	1,576,832
American Express Credit Corp.	A-	5.88	05/02/13	1,000,000	1,018,056
Bank of America Corp.	A-	3.70	09/01/15	250,000	264,285
Bank of America Corp.	BBB+	5.75	08/15/16	500,000	546,766
Block Financial LLC	BBB	5.13	10/30/14	750,000	789,686
Boston Properties LP	A-	3.70	11/15/18	470,000	510,555
Bunge Ltd. Finance Corp.	BBB-	5.10	07/15/15	1,000,000	1,082,627
Caterpillar Financial Services	A	6.13	02/17/14	1,000,000	1,066,147
CNA Financial Corp.	BBB-	5.85	12/15/14	200,000	217,136
CNA Financial Corp.	BBB-	6.50	08/15/16	1,000,000	1,153,725
Duke Realty LP	BBB-	4.63	05/15/13	500,000	506,981
Erac USA Finance Co.†	BBB+	2.75	03/15/17	1,000,000	1,043,782
ERP Operating LP	BBB+	5.38	08/01/16	500,000	569,190
Fairfax Financial Hldgs.	BBB-	8.25	10/01/15	742,000	841,717
First Horizon National Corp.	BB+	4.50	05/15/13	125,000	126,499
Fosters Finance Corp.†	BBB+	4.88	10/01/14	500,000	533,677
General Electric Capital Corp.	AA+	5.00	01/08/16	500,000	555,509
Goldman Sachs Group, Inc.	A-	3.70	08/01/15	900,000	949,851
Harley-Davidson Financial Svcs.†	BBB+	3.88	03/15/16	500,000	536,699
Hartford Financial Svcs.	BBB	4.00	10/15/17	850,000	928,542
Hartford Financial Svcs.	BBB	5.50	10/15/16	1,000,000	1,119,286
HCP, Inc.	BBB+	5.65	12/15/13	500,000	522,995
HCP, Inc.	BBB+	6.00	01/30/17	1,250,000	1,435,936
Health Care REIT, Inc.	BBB-	3.63	03/15/16	1,750,000	1,847,951

HSBC Finance Corp.	A	4.29	11/10/13	40,000	40,719
HSBC Finance Corp.	A	4.32	11/10/13	43,000	43,597
HSBC Finance Corp.	A	4.50	11/10/13	70,000	70,906
Jefferson-Pilot Corp.	A-	4.75	01/30/14	500,000	518,242
Kemper Corp.	BBB-	6.00	11/30/15	1,500,000	1,617,827
KeyCorp	BBB+	6.50	05/14/13	1,050,000	1,072,537
Mack-Cali Realty LP	BBB	5.80	01/15/16	1,000,000	1,103,024
Markel Corp.	BBB	6.80	02/15/13	1,000,000	1,006,318
MetLife, Inc.	A-	5.00	11/24/13	250,000	260,163
Morgan Stanley	A-	2.88	01/24/14	500,000	508,402
Morgan Stanley	A-	4.00	07/24/15	1,000,000	1,046,285
Nissan Motor Acceptance Corp.†	BBB+	4.50	01/30/15	790,000	844,948
Odyssey Re Hldgs. Corp.	BBB-	6.88	05/01/15	250,000	278,276
Old Republic Int’l. Corp.	BBB+	3.75	03/15/18	750,000	780,469
Penske Truck Leasing Co. LP†	BBB-	3.38	03/15/18	1,300,000	1,311,656
Penske Truck Leasing Co. LP†	BBB-	3.75	05/11/17	490,000	512,722
ProLogis LP	BBB-	6.63	05/15/18	1,500,000	1,811,738
Protective Life Corp.	A-	4.88	11/01/14	1,000,000	1,055,003
Prudential Financial, Inc.	A	4.75	09/17/15	1,000,000	1,096,147
Raymond James Financial, Inc.	BBB	4.25	04/15/16	1,600,000	1,682,206
Reckson Operating Partnership	BBB-	6.00	03/31/16	1,700,000	1,863,936
Regency Centers LP	BBB	4.95	04/15/14	500,000	523,136
Reinsurance Grp. of America, Inc.	A-	5.63	03/15/17	1,500,000	1,694,295
Senior Housing Pptys. Trust	BBB-	4.30	01/15/16	1,650,000	1,710,669
Simon Property Group LP	A-	2.80	01/30/17	1,500,000	1,582,779
SLM Corp.	BBB-	5.00	10/01/13	1,500,000	1,535,625
Southtrust Bank, N.A.	A+	4.75	03/01/13	250,000	251,650
Textron Financial Corp.	BBB-	5.40	04/28/13	1,000,000	1,013,814
Ventas Realty LP/Capital Corp.	BBB	4.00	04/30/19	1,700,000	1,827,401
Vornado Realty LP	BBB	4.25	04/01/15	1,500,000	1,585,520
Zions Bancorporation	BBB-	4.50	03/27/17	400,000	417,900
Zions Bancorporation	BB+	5.65	05/15/14	1,000,000	1,027,983
					51,440,323
HEALTH CARE (3.5%)
Allergan, Inc.	A+	5.75	04/01/16	500,000	575,347
Baxter International, Inc.	A	4.63	03/15/15	250,000	270,747
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	1,000,000	1,057,250
Biogen Idec, Inc.	BBB+	6.88	03/01/18	1,250,000	1,548,331
Cardinal Health, Inc.	A-	5.50	06/15/13	1,000,000	1,020,830
CIGNA Corp.	BBB	2.75	11/15/16	1,750,000	1,840,902
Humana, Inc.	BBB	6.45	06/01/16	1,415,000	1,607,256
Laboratory Corp. of America	BBB+	3.13	05/15/16	500,000	526,809
Laboratory Corp. of America	BBB+	4.63	11/15/20	400,000	445,352
Laboratory Corp. of America	BBB+	5.50	02/01/13	285,000	285,964
Laboratory Corp. of America	BBB+	5.63	12/15/15	500,000	563,920
Lilly (Eli) & Co.	AA-	5.20	03/15/17	500,000	583,549
Medtronic, Inc.	A+	1.63	04/15/13	1,500,000	1,504,688
PerkinElmer, Inc.	BBB	5.00	11/15/21	1,700,000	1,884,807
					13,715,752
INDUSTRIALS (5.2%)
Avery Dennison Corp.	BBB	4.88	01/15/13	500,000	500,795
Black & Decker Corp.	A	5.75	11/15/16	500,000	576,962
Burlington Northern Santa Fe	BBB+	4.30	07/01/13	500,000	509,263
CSX Corp.	BBB	6.25	04/01/15	1,000,000	1,119,759
Dun & Bradstreet Corp.	BBB+	3.25	12/01/17	1,750,000	1,768,536
Equifax, Inc.	BBB+	3.30	12/15/22	1,700,000	1,686,301
Flowserve Corp.	BBB-	3.50	09/15/22	1,500,000	1,506,470
Harsco Corp.	BBB	5.75	05/15/18	1,850,000	2,058,092
Masco Corp.	BBB-	4.80	06/15/15	500,000	523,743
Pitney Bowes, Inc.	BBB	5.25	01/15/37	1,500,000	1,530,188
Precision Castparts Corp.	A-	5.60	12/15/13	750,000	782,611

Roper Industries, Inc.	BBB	6.63	08/15/13	1,000,000	1,035,616
Ryder System, Inc.	BBB	6.00	03/01/13	500,000	503,798
Ryder System, Inc.	BBB	7.20	09/01/15	1,000,000	1,145,266
Southwest Airlines Co.	BBB-	5.25	10/01/14	500,000	532,144
Southwest Airlines Co.	BBB-	5.75	12/15/16	735,000	831,224
Textron, Inc.	BBB-	4.63	09/21/16	750,000	816,897
Union Pacific Corp.	A-	4.88	01/15/15	500,000	540,684
URS Corp.†	BBB-	3.85	04/01/17	1,700,000	1,751,236
Waste Management, Inc.	BBB	5.00	03/15/14	500,000	524,832
					20,244,417
INFORMATION TECHNOLOGY (2.5%)
Arrow Electronics, Inc.	BBB-	6.88	07/01/13	750,000	771,105
Arrow Electronics, Inc.	BBB-	6.88	06/01/18	700,000	820,560
Avnet, Inc.	BBB-	5.88	03/15/14	750,000	783,798
Avnet, Inc.	BBB-	6.00	09/01/15	980,000	1,069,034
Ingram Micro, Inc.	BBB-	5.25	09/01/17	1,500,000	1,628,991
Lexmark International, Inc.	BBB-	6.65	06/01/18	1,500,000	1,640,790
Motorola Solutions, Inc.	BBB	3.75	05/15/22	1,500,000	1,532,571
Tech Data Corp.	BBB-	3.75	09/21/17	1,500,000	1,538,711
					9,785,560
MATERIALS (3.1%)
Airgas, Inc.	BBB	3.25	10/01/15	1,500,000	1,593,185
Cytec Industries, Inc.	BBB	6.00	10/01/15	1,000,000	1,103,413
Freeport-McMoRan Copper & Gold	BBB	2.15	03/01/17	1,750,000	1,759,294
Kinross Gold Corp.	NR	3.63	09/01/16	2,000,000	2,034,906
Kinross Gold Corp.	NR	5.13	09/01/21	750,000	769,514
Lubrizol Corp.	AA+	5.50	10/01/14	500,000	541,982
Methanex Corp.	BBB-	3.25	12/15/19	1,750,000	1,760,178
Rock-Tenn Co.†	BBB-	3.50	03/01/20	600,000	615,836
Rohm & Haas Co.	BBB	5.60	03/15/13	750,000	757,106
Vulcan Materials Co.	BB	6.30	06/15/13	1,000,000	1,020,000
					11,955,414
TELECOMMUNICATION SERVICES (0.3%)
CenturyLink, Inc.	BB	5.00	02/15/15	1,250,000	1,328,626

UTILITIES (2.8%)
AGL Capital Corp.	BBB+	6.38	07/15/16	500,000	588,565
Atmos Energy Corp.	BBB+	4.95	10/15/14	1,000,000	1,071,642
Black Hills Corp.	BBB-	9.00	05/15/14	2,000,000	2,202,070
CenterPoint Energy Resources	BBB+	7.88	04/01/13	750,000	762,711
Constellation Energy	BBB-	5.15	12/01/20	1,500,000	1,714,680
Entergy Corp.	BBB-	4.70	01/15/17	600,000	649,956
Entergy New Orleans, Inc.	BBB+	5.25	08/01/13	1,000,000	1,021,316
Exelon Generation Co. LLC	BBB	5.35	01/15/14	1,000,000	1,046,004
PPL Energy Supply LLC	BBB	5.70	10/15/15	600,000	662,350
TransAlta Corp.	BBB-	5.75	12/15/13	1,000,000	1,041,473
					10,760,767
MUNICIPAL OBLIGATIONS (0.2%)
Tennessee Valley Auth. Strip	NR	0.00	11/01/20	900,000	769,456

TOTAL LONG-TERM DEBT SECURITIES (Cost: $361,983,035) 99.1%					384,037,336

TEMPORARY CASH INVESTMENTS (2) (Cost: $697,600) 0.2%					697,600

TOTAL INVESTMENTS (Cost: $362,680,635) 99.3%					384,734,936

OTHER NET ASSETS 0.7%					2,581,298

NET ASSETS 100.0%					$387,316,234

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2012

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (12.3%)
U.S. Treasury Note	AA+	0.13	12/31/14	7,000,000	6,982,500
U.S. Treasury Note	AA+	0.25	05/31/14	12,500,000	12,505,863
U.S. Treasury Note	AA+	0.25	11/30/14	16,000,000	16,000,624
U.S. Treasury Note	AA+	0.25	07/15/15	6,000,000	5,990,154
U.S. Treasury Note	AA+	0.63	11/30/17	600,000	597,985
U.S. Treasury Note	AA+	0.88	07/31/19	10,000,000	9,876,560
U.S. Treasury Note	AA+	1.63	08/15/22	8,000,000	7,947,504
U.S. Treasury Note	AA+	2.13	08/15/21	5,000,000	5,256,250
U.S. Treasury Strip	AA+	0.00	08/15/18	4,000,000	3,801,472
U.S. Treasury Strip	AA+	0.00	08/15/29	37,000,000	23,565,667
					92,524,579
U.S. GOVERNMENT AGENCIES (29.1%)
MORTGAGE-BACKED OBLIGATIONS (26.8%)
FHARM	AA+	2.90	04/01/37	726,356	775,738
FHARM	AA+	3.38	04/01/42	1,078,557	1,109,450
FHARM	AA+	4.64	09/01/39	878,696	938,404
FHARM	AA+	5.22	04/01/37	467,169	499,343
FHARM	AA+	5.24	02/01/36	399,475	423,092
FHARM	AA+	5.43	05/01/37	447,087	482,211
FHARM	AA+	5.77	03/01/37	219,325	237,557
FHLMC	AA+	2.50	09/01/27	2,930,158	3,063,542
FHLMC	AA+	3.00	06/01/27	1,327,216	1,400,683
FHLMC	AA+	3.00	08/01/27	1,599,603	1,688,147
FHLMC	AA+	3.00	07/01/42	1,485,124	1,567,506
FHLMC	AA+	3.50	08/01/42	2,484,106	2,649,073
FHLMC	AA+	4.00	05/01/24	452,878	478,786
FHLMC	AA+	4.00	02/01/25	1,121,594	1,185,758
FHLMC	AA+	4.00	05/01/26	1,179,110	1,246,564
FHLMC	AA+	4.00	12/01/34	1,101,676	1,181,954
FHLMC	AA+	4.00	12/15/38	500,000	539,024
FHLMC	AA+	4.00	07/01/41	2,193,908	2,344,177
FHLMC	AA+	4.00	12/01/41	1,183,036	1,264,806
FHLMC	AA+	4.00	06/01/42	1,436,346	1,534,727
FHLMC	AA+	4.50	03/01/34	1,328,289	1,429,527
FHLMC	AA+	4.50	08/01/34	1,049,255	1,128,570
FHLMC	AA+	4.50	08/15/35	455,934	510,686
FHLMC	AA+	5.00	02/01/26	270,894	293,276
FHLMC	AA+	5.00	08/01/35	1,634,607	1,767,109
FHLMC	AA+	5.50	03/01/21	360,349	391,155
FHLMC	AA+	5.50	07/01/32	776,990	842,765
FHLMC	AA+	5.50	01/15/33	693,446	776,099
FHLMC	AA+	5.50	05/01/33	1,219,197	1,328,123
FHLMC	AA+	5.50	01/15/35	617,000	656,909
FHLMC	AA+	5.50	06/01/37	2,180,003	2,359,099
FHLMC	AA+	6.00	07/15/29	490,013	544,806
FHLMC	AA+	6.00	03/15/32	538,475	602,711
FNMA	AA+	3.00	10/01/42	1,393,326	1,463,929
FNMA	AA+	3.50	03/01/32	1,760,125	1,890,146
FNMA	AA+	3.50	10/01/41	1,689,426	1,837,063
FNMA	AA+	3.50	12/01/41	2,304,908	2,506,331
FNMA	AA+	3.50	04/01/42	2,169,882	2,359,792
FNMA	AA+	3.50	04/01/42	1,915,457	2,043,783
FNMA	AA+	3.50	07/01/42	3,417,816	3,654,267
FNMA	AA+	3.50	08/01/42	2,970,685	3,176,203
FNMA	AA+	3.50	10/01/42	2,986,166	3,192,755
FNMA	AA+	4.00	05/01/19	744,143	799,621
FNMA	AA+	4.00	01/01/31	3,086,062	3,345,278

FNMA	AA+	4.00	11/01/33	2,384,503	2,571,379
FNMA	AA+	4.00	03/01/35	876,282	944,957
FNMA	AA+	4.00	06/01/39	1,260,546	1,352,246
FNMA	AA+	4.00	11/01/40	2,105,556	2,259,386
FNMA	AA+	4.00	12/01/40	1,633,806	1,753,170
FNMA	AA+	4.00	05/01/41	2,032,954	2,229,965
FNMA	AA+	4.50	05/01/18	502,236	541,640
FNMA	AA+	4.50	05/01/19	112,930	121,790
FNMA	AA+	4.50	06/01/19	241,184	260,107
FNMA	AA+	4.50	05/01/30	1,269,198	1,383,349
FNMA	AA+	4.50	04/01/31	1,745,694	1,901,610
FNMA	AA+	4.50	08/01/33	453,328	492,117
FNMA	AA+	4.50	08/01/33	386,015	419,044
FNMA	AA+	4.50	09/01/33	1,218,928	1,323,226
FNMA	AA+	4.50	10/01/33	1,214,475	1,318,392
FNMA	AA+	4.50	10/01/33	725,453	787,526
FNMA	AA+	4.50	05/01/34	393,917	426,884
FNMA	AA+	4.50	06/01/34	770,720	835,221
FNMA	AA+	4.50	07/01/34	696,971	755,301
FNMA	AA+	4.50	01/01/35	1,478,279	1,604,768
FNMA	AA+	4.50	08/01/35	1,032,063	1,116,501
FNMA	AA+	4.50	09/01/35	514,862	550,550
FNMA	AA+	4.50	12/01/35	951,056	1,028,867
FNMA	AA+	4.50	05/01/39	2,073,516	2,240,569
FNMA	AA+	4.50	05/01/39	2,183,307	2,359,205
FNMA	AA+	4.50	05/01/40	1,352,435	1,480,587
FNMA	AA+	4.50	11/01/40	1,954,356	2,117,916
FNMA	AA+	4.50	06/01/41	1,604,798	1,739,104
FNMA	AA+	4.50	01/01/42	312,502	339,241
FNMA	AA+	5.00	04/01/18	119,946	130,350
FNMA	AA+	5.00	09/01/18	539,354	586,138
FNMA	AA+	5.00	09/01/20	412,894	448,709
FNMA	AA+	5.00	10/01/20	769,854	836,631
FNMA	AA+	5.00	10/01/25	470,282	511,637
FNMA	AA+	5.00	09/01/33	2,488,692	2,711,425
FNMA	AA+	5.00	10/01/33	1,475,249	1,607,281
FNMA	AA+	5.00	11/01/33	1,398,945	1,524,148
FNMA	AA+	5.00	03/01/34	345,945	376,906
FNMA	AA+	5.00	04/01/34	214,231	232,868
FNMA	AA+	5.00	04/01/34	671,454	729,869
FNMA	AA+	5.00	04/01/35	710,077	770,965
FNMA	AA+	5.00	06/01/35	483,593	525,060
FNMA	AA+	5.00	09/01/35	1,540,767	1,672,884
FNMA	AA+	5.00	11/25/35	2,500,000	2,745,795
FNMA	AA+	5.00	05/01/39	1,939,293	2,115,249
FNMA	AA+	5.00	09/25/40	1,651,938	1,844,963
FNMA	AA+	5.50	04/01/17	48,529	52,272
FNMA	AA+	5.50	05/01/17	86,298	92,954
FNMA	AA+	5.50	01/01/24	458,015	501,654
FNMA	AA+	5.50	03/01/24	1,017,631	1,113,636
FNMA	AA+	5.50	09/01/25	436,720	477,784
FNMA	AA+	5.50	11/01/26	356,225	389,052
FNMA	AA+	5.50	01/01/27	210,859	230,290
FNMA	AA+	5.50	03/01/33	512,464	561,291
FNMA	AA+	5.50	09/01/33	629,307	691,627
FNMA	AA+	5.50	10/01/33	1,099,559	1,208,447
FNMA	AA+	5.50	03/01/34	636,953	700,029
FNMA	AA+	5.50	03/01/34	327,197	359,598
FNMA	AA+	5.50	07/01/34	488,056	533,948
FNMA	AA+	5.50	09/01/34	422,096	461,785
FNMA	AA+	5.50	09/01/34	622,288	681,968

FNMA	AA+	5.50	09/01/34	219,898	240,574
FNMA	AA+	5.50	10/01/34	1,179,568	1,290,481
FNMA	AA+	5.50	02/01/35	637,587	697,539
FNMA	AA+	5.50	02/01/35	467,572	510,953
FNMA	AA+	5.50	04/01/35	720,941	787,830
FNMA	AA+	5.50	08/01/35	1,489,310	1,627,487
FNMA	AA+	5.50	02/25/37	578,805	632,488
FNMA	AA+	5.50	05/01/38	1,420,155	1,543,040
FNMA	AA+	5.50	11/01/38	485,656	521,305
FNMA	AA+	5.50	06/01/48	575,867	621,377
FNMA	AA+	6.00	03/01/17	84,546	90,937
FNMA	AA+	6.00	05/01/23	556,617	624,523
FNMA	AA+	6.00	01/01/25	377,421	419,692
FNMA	AA+	6.00	03/01/28	539,083	592,046
FNMA	AA+	6.00	04/01/32	92,897	103,765
FNMA	AA+	6.00	04/01/32	119,664	133,664
FNMA	AA+	6.00	05/01/32	527,060	588,725
FNMA	AA+	6.00	04/01/33	1,103,700	1,232,830
FNMA	AA+	6.00	11/01/34	469,931	522,562
FNMA	AA+	6.00	03/01/36	185,528	201,379
FNMA	AA+	6.00	12/01/36	576,937	631,637
FNMA	AA+	6.00	01/01/37	703,056	769,713
FNMA	AA+	6.00	03/01/37	703,048	760,916
FNMA	AA+	6.00	04/01/37	400,921	433,921
FNMA	AA+	6.00	05/01/37	223,678	242,089
FNMA	AA+	6.00	06/01/37	547,444	592,505
FNMA	AA+	6.00	07/01/37	357,822	391,748
FNMA	AA+	6.00	08/01/37	576,308	630,948
FNMA	AA+	6.00	12/01/37	261,698	286,509
FNMA	AA+	6.00	10/25/44	819,990	918,148
FNMA	AA+	6.00	02/25/47	1,781,886	2,019,064
FNMA	AA+	6.00	12/25/49	1,314,148	1,504,057
FNMA	AA+	6.50	09/01/16	26,415	28,260
FNMA	AA+	6.50	03/01/17	235,399	255,219
FNMA	AA+	6.50	05/01/17	13,575	14,718
FNMA	AA+	6.50	04/01/32	52,622	62,263
FNMA	AA+	6.50	05/01/32	110,647	130,919
FNMA	AA+	6.50	05/01/32	559,686	662,228
FNMA	AA+	6.50	09/01/36	344,927	382,103
FNMA	AA+	6.50	05/01/37	498,227	592,110
FNMA	AA+	6.50	07/01/37	126,442	150,268
FNMA	AA+	6.50	09/01/37	367,211	436,407
FNMA	AA+	6.50	05/01/38	536,587	638,160
FNMA	AA+	7.00	09/01/31	69,896	83,512
FNMA	AA+	7.00	01/25/44	698,579	846,280
FNMA	AA+	7.50	04/01/32	68,107	80,735
FNMA	AA+	7.50	06/01/32	180,399	213,847
FNMA	AA+	8.00	03/01/31	23,668	28,277
FNMA	AA+	8.00	04/01/32	33,171	39,671
FNMA	AA+	8.00	04/01/32	32,891	39,445
GNMA (4)	AA+	2.68	10/16/47	2,000,000	2,078,462
GNMA (4)	AA+	3.50	09/20/33	2,024,402	2,112,357
GNMA (4)	AA+	3.50	01/20/37	1,230,550	1,266,094
GNMA (4)	AA+	3.50	07/15/42	1,983,830	2,157,457
GNMA (4)	AA+	3.70	05/15/42	1,894,946	2,060,793
GNMA (4)	AA+	4.00	04/15/24	680,773	734,078
GNMA (4)	AA+	4.00	08/15/41	2,444,879	2,683,775
GNMA (4)	AA+	4.00	11/15/41	1,435,826	1,576,124
GNMA (4)	AA+	4.00	12/15/41	2,157,422	2,368,230
GNMA (4)	AA+	4.00	01/15/42	883,150	969,998
GNMA (4)	AA+	4.00	03/20/42	1,480,745	1,616,978

GNMA (4)	AA+	4.00	08/20/42	2,596,330	2,835,200
GNMA (4)	AA+	4.25	06/20/36	1,569,469	1,710,922
GNMA (4)	AA+	4.25	04/20/41	1,382,672	1,506,426
GNMA (4)	AA+	4.29	04/15/41	1,128,168	1,238,405
GNMA (4)	AA+	4.50	02/20/20	1,528,493	1,609,697
GNMA (4)	AA+	4.50	06/20/30	246,676	272,896
GNMA (4)	AA+	4.50	09/15/30	1,125,695	1,245,348
GNMA (4)	AA+	4.50	06/20/34	1,176,239	1,293,914
GNMA (4)	AA+	4.50	10/15/40	2,938,621	3,243,629
GNMA (4)	AA+	4.50	10/15/40	1,456,316	1,607,472
GNMA (4)	AA+	5.00	04/15/39	2,078,302	2,275,179
GNMA (4)	AA+	5.00	06/20/39	2,083,923	2,410,801
GNMA (4)	AA+	5.00	11/15/39	1,389,494	1,521,121
GNMA (4)	AA+	5.00	06/20/40	1,347,858	1,489,441
GNMA (4)	AA+	5.00	06/20/40	1,285,621	1,420,667
GNMA (4)	AA+	5.50	01/15/36	358,665	393,594
GNMA (4)	AA+	6.50	04/15/31	16,279	19,299
GNMA (4)	AA+	6.50	12/15/31	94,261	111,746
GNMA (4)	AA+	6.50	05/15/32	44,716	53,132
GNMA (4)	AA+	7.00	09/15/31	32,454	38,683
GNMA (4)	AA+	7.00	09/15/31	23,190	27,642
GNMA (4)	AA+	7.00	05/15/32	10,658	12,677
Vendee Mortgage Trust (4)	AA+	5.25	01/15/32	1,803,511	2,091,194
					202,094,681

NON-MORTGAGE-BACKED OBLIGATIONS (2.3%)
FNMA	AA+	0.00	10/09/19	20,000,000	17,521,140

CORPORATE DEBT (57.0%)
CONSUMER DISCRETIONARY (7.9%)
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	3,000,000	3,232,446
AutoZone, Inc.	BBB	4.00	11/15/20	3,000,000	3,253,404
Best Buy Co., Inc.	BB	6.75	07/15/13	500,000	506,250
Brinker International, Inc.	BBB-	5.75	06/01/14	2,000,000	2,115,582
Ethan Allen Interiors, Inc.	BB-	5.38	10/01/15	2,000,000	2,055,000
Expedia, Inc.	BBB-	5.95	08/15/20	3,000,000	3,337,806
Home Depot, Inc.	A-	5.40	03/01/16	2,000,000	2,284,832
Hyatt Hotels Corp.	BBB	3.88	08/15/16	2,800,000	2,981,580
Hyatt Hotels Corp.	BBB	5.38	08/15/21	200,000	224,284
Johnson Controls, Inc.	BBB+	4.88	09/15/13	2,500,000	2,573,073
Kohl’s Corp.	BBB+	3.25	02/01/23	880,000	854,446
Kohl’s Corp.	BBB+	4.00	11/01/21	2,620,000	2,770,886
Leggett & Platt, Inc.	BBB+	4.70	04/01/13	2,000,000	2,017,384
Lowe’s Cos., Inc.	A-	3.12	04/15/22	2,000,000	2,105,334
Marriott International, Inc.	BBB	3.00	03/01/19	1,000,000	1,029,205
Marriott International, Inc.	BBB	5.63	02/15/13	2,000,000	2,010,750
Mattel, Inc.	BBB+	4.35	10/01/20	1,000,000	1,078,574
Newell Rubbermaid, Inc.	BBB-	4.70	08/15/20	3,000,000	3,313,473
NVR, Inc.	BBB	3.95	09/15/22	3,000,000	3,108,765
O’Reilly Automotive, Inc.	BBB	3.80	09/01/22	3,250,000	3,381,580
Omnicom Group, Inc.	BBB+	4.45	08/15/20	3,000,000	3,338,208
Scholastic Corp.	BB-	5.00	04/15/13	2,000,000	2,007,500
Tupperware Brands Corp.	BBB-	4.75	06/01/21	3,000,000	3,210,141
Whirlpool Corp.	BBB-	4.85	06/15/21	1,000,000	1,071,828
Whirlpool Corp.	BBB-	6.50	06/15/16	2,000,000	2,293,806
Wynn Las Vegas LLC	BBB-	5.38	03/15/22	3,000,000	3,187,500
					59,343,637
CONSUMER STAPLES (3.8%)
Avon Products, Inc.	BBB-	4.20	07/15/18	900,000	917,082
Avon Products, Inc.	BBB-	6.50	03/01/19	2,100,000	2,265,549
Beam, Inc.	BBB-	5.38	01/15/16	344,000	384,295

Cargill, Inc.†	A	5.00	11/15/13	500,000	518,048
Clorox Co.	BBB+	5.00	03/01/13	2,000,000	2,014,590
CVS Caremark Corp.	BBB+	6.13	08/15/16	2,000,000	2,381,572
Energizer Hldgs., Inc.	BBB-	4.70	05/19/21	3,000,000	3,215,199
Flowers Foods, Inc.	BBB-	4.38	04/01/22	3,500,000	3,587,885
Ingredion, Inc.	BBB	4.63	11/01/20	3,225,000	3,600,954
Kroger Co.	BBB	4.95	01/15/15	2,000,000	2,156,462
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	3,000,000	3,167,220
Ralcorp Hldgs., Inc.	BBB-	4.95	08/15/20	1,500,000	1,583,027
Safeway, Inc.	BBB	3.95	08/15/20	2,900,000	2,900,655
					28,692,538
ENERGY (5.1%)
Cameron International Corp.	BBB+	4.50	06/01/21	3,000,000	3,356,871
Diamond Offshore Drilling, Inc.	A-	4.88	07/01/15	2,000,000	2,204,198
Enbridge, Inc.	A-	5.80	06/15/14	1,000,000	1,073,277
Energen Corp.	BBB	4.63	09/01/21	3,500,000	3,646,650
EQT Corp.	BBB	4.88	11/15/21	3,000,000	3,220,611
Kinder Morgan, Inc.	BB	5.15	03/01/15	2,000,000	2,125,936
Marathon Petroleum Corp.	BBB	5.13	03/01/21	3,000,000	3,530,520
Murphy Oil Corp.	BBB	2.50	12/01/17	1,250,000	1,257,709
Murphy Oil Corp.	BBB	3.70	12/01/22	2,250,000	2,241,437
National Oilwell Varco, Inc.	A-	6.13	08/15/15	2,000,000	2,019,902
Noble Drilling Corp.	BBB+	7.50	03/15/19	2,000,000	2,417,960
Rowan Companies PLC	BBB-	4.88	06/01/22	3,500,000	3,801,238
Seacor Hldgs., Inc.	BB	7.38	10/01/19	2,775,000	2,948,049
Sunoco, Inc.	BBB-	5.75	01/15/17	2,000,000	2,254,770
Weatherford Int’l. Ltd.	BBB-	5.15	03/15/13	500,000	503,962
Weatherford Int’l. Ltd.	BBB-	5.50	02/15/16	1,500,000	1,652,282
					38,255,372
FINANCIALS (19.0%)
Aflac, Inc.	A-	4.00	02/15/22	3,000,000	3,236,169
Alleghany Corp.	BBB	5.63	09/15/20	3,000,000	3,331,479
Allstate Corp.	A-	7.45	05/16/19	2,000,000	2,622,740
American Express Credit Corp.	A-	5.88	05/02/13	500,000	509,028
Bank of America Corp.	A-	3.70	09/01/15	2,000,000	2,114,278
Barrick N.A. Finance LLC	BBB+	4.40	05/30/21	3,000,000	3,289,914
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	2,000,000	2,446,304
Block Financial LLC	BBB	5.13	10/30/14	1,750,000	1,842,600
Boston Properties LP	A-	3.85	02/01/23	3,000,000	3,151,452
Bunge Ltd. Finance Corp.	BBB-	5.35	04/15/14	2,000,000	2,104,532
Capital One Financial Corp.	BBB	4.75	07/15/21	3,200,000	3,690,118
CNA Financial Corp.	BBB-	6.50	08/15/16	2,000,000	2,307,450
Duke Realty LP	BBB-	4.63	05/15/13	2,000,000	2,027,924
Fairfax Financial Hldgs.	BBB-	8.25	10/01/15	2,500,000	2,835,975
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	500,000	516,819
First Horizon National Corp.	BB+	4.50	05/15/13	5,000,000	5,059,955
Genworth Financial, Inc.	BBB-	7.20	02/15/21	1,750,000	1,890,000
Genworth Financial, Inc.	BBB-	7.63	09/24/21	1,300,000	1,434,640
Goldman Sachs Group, Inc.	A-	3.70	08/01/15	3,000,000	3,166,170
Harley-Davidson Financial Svcs.†	BBB+	3.88	03/15/16	2,678,000	2,874,557
Hartford Financial Svcs.	BBB	5.50	10/15/16	2,000,000	2,238,572
Hartford Financial Svcs.	BBB	5.50	03/30/20	1,000,000	1,161,875
HCP, Inc.	BBB+	5.65	12/15/13	2,000,000	2,091,980
HCP, Inc.	BBB+	6.00	01/30/17	1,250,000	1,435,936
Health Care REIT, Inc.	BBB-	3.63	03/15/16	750,000	791,979
Health Care REIT, Inc.	BBB-	6.13	04/15/20	2,500,000	2,928,005
Hospitality Properties Trust	BBB-	5.00	08/15/22	3,000,000	3,174,036
HSBC Finance Corp.	A	4.29	11/10/13	100,000	101,797
HSBC Finance Corp.	A	4.46	10/10/13	70,000	70,639
JP Morgan Chase Bank NA	A	6.00	10/01/17	2,000,000	2,367,680
Kemper Corp.	BBB-	6.00	11/30/15	2,500,000	2,696,378

KeyCorp	BBB+	6.50	05/14/13	2,000,000	2,042,928
Lincoln National Corp.	A-	4.85	06/24/21	1,000,000	1,121,941
Markel Corp.	BBB	5.35	06/01/21	1,000,000	1,092,893
Markel Corp.	BBB	6.80	02/15/13	2,000,000	2,012,636
Marsh & McLennan Cos., Inc.	BBB	4.80	07/15/21	3,000,000	3,375,732
Moody’s Corp.	BBB+	4.50	09/01/22	2,000,000	2,138,294
Morgan Stanley	A-	2.88	01/24/14	1,000,000	1,016,804
Morgan Stanley	A-	4.00	07/24/15	2,000,000	2,092,570
National Retail Pptys., Inc.	BBB	3.80	10/15/22	3,000,000	3,046,371
Old Republic Int’l. Corp.	BBB+	3.75	03/15/18	2,000,000	2,081,250
Pacific LifeCorp.†	BBB+	6.00	02/10/20	3,000,000	3,348,807
Penske Truck Leasing Co. LP†	BBB-	3.38	03/15/18	3,000,000	3,026,898
ProLogis LP	BBB-	6.63	05/15/18	3,000,000	3,623,475
Protective Life Corp.	A-	4.88	11/01/14	1,000,000	1,055,003
Protective Life Secured Trust	AA-	3.82	12/10/14	124,000	126,082
Protective Life Secured Trust	AA-	3.97	10/10/14	53,000	53,950
Protective Life Secured Trust	AA-	4.07	08/10/14	21,000	21,279
Prudential Financial, Inc.	A	4.50	11/16/21	1,000,000	1,124,643
Prudential Financial, Inc.	A	4.75	09/17/15	2,000,000	2,192,294
Raymond James Financial, Inc.	BBB	4.25	04/15/16	3,150,000	3,311,844
Reckson Operating Partnership	BBB-	6.00	03/31/16	3,200,000	3,508,586
Regency Centers LP	BBB	4.95	04/15/14	2,000,000	2,092,542
Reinsurance Grp. of America, Inc.	A-	5.00	06/01/21	3,000,000	3,303,288
Retail Properties, Inc.†	A-	7.88	03/15/16	5,000,000	5,981,510
Senior Housing Pptys. Trust	BBB-	4.30	01/15/16	3,000,000	3,110,307
SLM Corp.	BBB-	5.00	10/01/13	3,150,000	3,224,813
Southtrust Bank, N.A.	A+	4.75	03/01/13	1,250,000	1,258,250
Travelers Cos., Inc.	A	3.90	11/01/20	2,500,000	2,823,975
Ventas Realty LP/Capital Corp.	BBB	3.25	08/15/22	500,000	490,245
Ventas Realty LP/Capital Corp.	BBB	4.75	06/01/21	3,000,000	3,280,734
Vornado Realty LP	BBB	4.25	04/01/15	3,000,000	3,171,039
Zions Bancorporation	BBB-	4.50	03/27/17	1,000,000	1,044,751
Zions Bancorporation	BB+	5.65	05/15/14	2,000,000	2,055,966
					142,762,681
HEALTH CARE (4.8%)
Allergan, Inc.	A+	5.75	04/01/16	2,000,000	2,301,388
AmerisourceBergen Corp.	A-	4.88	11/15/19	2,500,000	2,898,760
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	3,000,000	3,171,750
Biogen Idec, Inc.	BBB+	6.88	03/01/18	2,500,000	3,096,663
CIGNA Corp.	BBB	2.75	11/15/16	1,000,000	1,051,944
CIGNA Corp.	BBB	5.38	03/15/17	2,000,000	2,264,864
Humana, Inc.	BBB	7.20	06/15/18	2,000,000	2,466,250
Laboratory Corp. of America	BBB+	4.63	11/15/20	1,000,000	1,113,381
Laboratory Corp. of America	BBB+	5.50	02/01/13	1,000,000	1,003,383
Laboratory Corp. of America	BBB+	5.63	12/15/15	1,000,000	1,127,839
Medco Health Solutions, Inc.	BBB+	4.13	09/15/20	3,000,000	3,278,733
Medtronic, Inc.	A+	1.63	04/15/13	3,000,000	3,009,375
PerkinElmer, Inc.	BBB	5.00	11/15/21	3,500,000	3,880,485
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	2,850,000	3,147,389
WellPoint, Inc.	A-	4.35	08/15/20	2,000,000	2,207,504
					36,019,708
INDUSTRIALS (5.2%)
CSX Corp.	BBB	6.25	04/01/15	2,000,000	2,239,518
Donnelley (R.R.) & Sons Co.	BB	4.95	04/01/14	2,000,000	2,045,000
Dun & Bradstreet Corp.	BBB+	3.25	12/01/17	2,475,000	2,501,215
Dun & Bradstreet Corp.	BBB+	4.38	12/01/22	1,000,000	1,021,285
Equifax, Inc.	BBB+	3.30	12/15/22	3,500,000	3,471,797
Flowserve Corp.	BBB-	3.50	09/15/22	3,500,000	3,515,096
Harsco Corp.	BBB	5.75	05/15/18	3,000,000	3,337,446
L-3 Communications Corp.	BBB-	4.75	07/15/20	3,000,000	3,343,908
Pentair Ltd.	BBB	5.00	05/15/21	3,000,000	3,388,815

Pitney Bowes, Inc.	BBB	5.25	01/15/37	3,000,000	3,060,375
Precision Castparts Corp.	A-	5.60	12/15/13	2,000,000	2,086,962
Ryder System, Inc.	BBB	6.00	03/01/13	2,000,000	2,015,190
Textron, Inc.	BBB-	4.63	09/21/16	2,900,000	3,158,668
URS Corp.†	BBB-	5.00	04/01/22	3,600,000	3,706,081
					38,891,356
INFORMATION TECHNOLOGY (3.0%)
Arrow Electronics, Inc.	BBB-	6.88	06/01/18	2,900,000	3,399,461
Avnet, Inc.	BBB-	5.88	03/15/14	400,000	418,026
Avnet, Inc.	BBB-	5.88	06/15/20	600,000	653,854
Avnet, Inc.	BBB-	6.00	09/01/15	2,000,000	2,181,702
Fiserv, Inc.	BBB-	4.63	10/01/20	2,770,000	3,019,688
Ingram Micro, Inc.	BBB-	5.25	09/01/17	3,000,000	3,257,982
Lexmark International, Inc.	BBB-	6.65	06/01/18	3,000,000	3,281,580
Motorola Solutions, Inc.	BBB	3.75	05/15/22	3,500,000	3,575,999
Tech Data Corp.	BBB-	3.75	09/21/17	3,000,000	3,077,421
					22,865,713
MATERIALS (4.4%)
Airgas, Inc.	BBB	3.25	10/01/15	2,000,000	2,124,246
Cytec Industries, Inc.	BBB	6.00	10/01/15	2,000,000	2,206,826
Eastman Chemical Co.	BBB	4.50	01/15/21	2,500,000	2,776,090
Freeport-McMoRan Copper & Gold	BBB	3.55	03/01/22	3,000,000	2,975,328
Geon Co.	BB-	7.50	12/15/15	3,750,000	3,862,500
Kinross Gold Corp.	NR	5.13	09/01/21	3,000,000	3,078,054
Lubrizol Corp.	AA+	5.50	10/01/14	2,000,000	2,167,926
Methanex Corp.	BBB-	3.25	12/15/19	2,900,000	2,916,866
Methanex Corp.	BBB-	5.25	03/01/22	600,000	665,473
Newmont Mining Corp.	BBB+	3.50	03/15/22	3,000,000	3,094,092
Packaging Corp. of America	BBB	3.90	06/15/22	2,000,000	2,071,102
Teck Resources Ltd.	BBB	4.75	01/15/22	3,000,000	3,301,425
Vulcan Materials Co.	BB	7.00	06/15/18	2,000,000	2,210,000
					33,449,928
TELECOMMUNICATION SERVICES (0.6%)
Alltel Corp.	A-	7.00	03/15/16	2,000,000	2,372,352
CenturyLink, Inc.	BB	5.00	02/15/15	2,000,000	2,125,802
					4,498,154
UTILITIES (3.2%)
AGL Capital Corp.	BBB+	6.38	07/15/16	500,000	588,565
AmerenEnergy Generating Co.	B	6.30	04/01/20	2,500,000	1,800,000
Constellation Energy	BBB-	5.15	12/01/20	3,000,000	3,429,360
Entergy Corp.	BBB-	4.70	01/15/17	1,500,000	1,624,890
Entergy Corp.	BBB-	5.13	09/15/20	500,000	542,243
Entergy New Orleans, Inc.	BBB+	5.25	08/01/13	1,075,000	1,097,915
National Fuel Gas Co.	BBB	4.90	12/01/21	3,000,000	3,312,447
PPL Energy Supply LLC	BBB	4.60	12/15/21	1,000,000	1,084,200
PPL Energy Supply LLC	BBB	5.40	08/15/14	2,000,000	2,132,364
Progress Energy, Inc.	A	5.25	12/15/15	2,000,000	2,268,312
SCANA Corp.	BBB	4.13	02/01/22	3,100,000	3,250,483
UIL Hldgs. Corp.	BBB-	4.63	10/01/20	2,725,000	2,922,462
					24,053,241
SOVEREIGN DEBT (0.6%)
Sri Lanka AID	NR	6.59	09/15/28	3,554,103	4,453,291

TOTAL LONG-TERM DEBT SECURITIES
(Cost: $704,869,509) 99.0%					745,426,019

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.3%)
Washington Gas Light Co.	A-1	0.13	01/02/13	2,000,000	1,999,993
TOTAL SHORT-TERM DEBT SECURITIES
(Cost: $1,999,993) 0.3%					1,999,993

TEMPORARY CASH INVESTMENTS (2)
(Cost: $487,200) 0.1%	487,200

TOTAL INVESTMENTS
(Cost: $707,356,702) 99.4%	747,913,212

OTHER NET ASSETS 0.6%	4,833,160

NET ASSETS 100.0%	$752,746,372

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2012

Abbreviations:	FFCB = Federal Farm Credit Bank
FHARM = Federal Home Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

* Non-income producing security.

** Ratings as per Standard & Poor’s Corporation (unaudited).

† Security is exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2012, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

	Aggregate	Percentage
	Market	of
Fund	Value	Net Assets

EQUITY INDEX FUND	$3,399,816	0.3%
COMPOSITE FUND	$973,141	0.6%
MONEY MARKET FUND	$38,047,190	42.3%
MID-TERM BOND FUND	$8,372,692	2.2%
BOND FUND	$19,972,720	2.7%

(1)         This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

Information on futures contracts outstanding in the Funds as of December 31, 2012, were as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value(a)	Unrealized Gain(Loss)	Face Value of Futures as a % of Total Investments

EQUITY INDEX FUND	515	E-mini S&P 500 Stock Index	P	March 2013	$36,567,575	$(271,225)	3.3%
ALL AMERICA FUND	45	E-mini S&P 500 Stock Index	P	March 2013	$3,195,225	$(19,126)	1.3%
MID-CAP EQUITY INDEX FUND	188	E-mini S&P MidCap 400 Stock Index	P	March 2013	$19,140,280	$(111,507)	3.1%

(a)       Includes the cumulative appreciation(depreciation) of futures contracts.

(2)         The fund has an arrangement with its custodian bank, JP Morgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund’s name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co.  On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2012 was 0.15%.

(3)         Percentage is less than 0.05%.

(4)         U.S. Government guaranteed security.

Fair Value—The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•                            Level 1 — quoted prices in active markets for identical securities.

•                            Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•                            Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of December 31, 2012, management determined that the fair value inputs for all equity securities, including shares of registered investment companies, were considered Level 1, with the exception of non-registered securities under Rule 144A of the Securities Act of 1933 which were considered Level 2.  In addition, certain Rule 144A securities not actively traded were considered Level 3; however, there were no such securities as of December 31, 2012. Fair value inputs for all debt securities were considered Level 2.  The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Transfers between levels are reflected based on the fair value at the beginning of a reporting period.

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of December 31, 2012, by fair value input hierarchy:

Fund	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Investments at Market Value:
(See Portfolios of Investments for More Details)
Equity Index Fund
Common Stock	$1,069,563,554	—	—	$1,069,563,554
Short-Term Debt Securities	—	$36,894,226	—	$36,894,226
Temporary Cash Investments	—	$32,700	—	$32,700
	$1,069,563,554	$36,926,926	—	$1,106,490,480

All America Fund
Common Stock - Indexed	$131,737,697	—	—	$131,737,697
Common Stock - Active	$114,869,959	—	—	$114,869,959
Convertible Preferred Stock	$191,225	—	—	$191,225
Short-Term Debt Securities	—	$7,298,250	—	$7,298,250
Temporary Cash Investments	—	$1,489,000	—	$1,489,000
	$246,798,881	$8,787,250	—	$255,586,131

Small Cap Value Fund
Common Stock	$277,220,165	—	—	$277,220,165
Convertible Preferred Stock	$1,463,422	—	—	$1,463,422
Short-Term Debt Securities	—	$11,497,820	—	$11,497,820
	$278,683,587	$11,497,820	—	$290,181,407

Small Cap Growth Fund
Common Stock	$260,482,002	—	—	$260,482,002
Short-Term Debt Securities	—	$11,598,038	—	$11,598,038
	$260,482,002	$11,598,038	—	$272,080,040

Mid Cap Value Fund
Common Stock	$50,624,162	—	—	$50,624,162
Short-Term Debt Securities	—	$2,499,614	—	$2,499,614
	$50,624,162	$2,499,614	—	$53,123,776

Mid-Cap Equity Index Fund
Common Stock	$590,192,857	—	—	$590,192,857
Short-Term Debt Securities	—	$18,696,990	—	$18,696,990
Temporary Cash Investments	—	$301,400	—	$301,400
	$590,192,857	$18,998,390	—	$609,191,247

International Fund
Common Stock	$113,980,101	—	—	$113,980,101

Composite Fund
Common Stock	$94,323,287	—	—	$94,323,287
U.S. Government Debt	—	$11,150,774	—	$11,150,774
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$22,889,607	—	$22,889,607
Corporate Long-Term Debt	—	$31,672,350	—	$31,672,350
Short-Term Debt	—	$8,048,365	—	$8,048,365
Temporary Cash Investments	—	$934,600	—	$934,600
	$94,323,287	$74,695,696	—	$169,018,983

Retirement Income Fund
Common Stock	$31,243,375	—	—	$31,243,375

2010 Retirement Fund
Common Stock	$21,452,723	—	—	$21,452,723

2015 Retirement Fund
Common Stock	$112,337,705	—	—	$112,337,705

2020 Retirement Fund
Common Stock	$169,031,294	—	—	$169,031,294

2025 Retirement Fund
Common Stock	$161,771,470	—	—	$161,771,470

2030 Retirement Fund
Common Stock	$133,273,336	—	—	$133,273,336

2035 Retirement Fund
Common Stock	$106,699,288	—	—	$106,699,288

2040 Retirement Fund
Common Stock	$93,991,633	—	—	$93,991,633

2045 Retirement Fund
Common Stock	$118,318,475	—	—	$118,318,475

2050 Retirement Fund
Common Stock	$2,117,191	—	—	$2,117,191

Conservative Allocation Fund
Common Stock	$86,359,906	—	—	$86,359,906

Moderate Allocation Fund
Common Stock	$225,205,190	—	—	$225,205,190

Aggressive Allocation Fund
Common Stock	$186,917,156	—	—	$186,917,156

Money Market Fund
U.S. Government Debt	—	$7,999,292	—	$7,999,292
U.S. Government Agency Short-Term Debt	—	$20,410,885	—	$20,410,885
Commercial Paper	—	$60,444,997	—	$60,444,997
Temporary Cash Investments	—	$1,078,600	—	$1,078,600
	—	$89,933,774	—	$89,933,774

Mid-Term Bond Fund
U.S. Government Debt	—	$179,805,893	—	$179,805,893
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$31,803	—	$31,803
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$46,101,248	—	$46,101,248
Corporate Debt	—	$157,328,936	—	$157,328,936
Municipal Obligations	—	$769,456	—	$769,456
Temporary Cash Investments	—	$697,600	—	$697,600
	—	$384,734,936	—	$384,734,936

Bond Fund
U.S. Government Debt	—	$92,524,579	—	$92,524,579
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$202,094,681	—	$202,094,681
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$17,521,140	—	$17,521,140
Long-Term Corporate Debt	—	$428,832,328	—	$428,832,328
Sovereign Debt	—	$4,453,291	—	$4,453,291
Short-Term Debt	—	1,999,993	—	1,999,993
Temporary Cash Investments	—	487,200	—	487,200
	—	$747,913,212	—	$747,913,212

Other Financial Instruments:*

Equity Index Fund	$(271,225)	—	—	$(271,225)
All America Fund	$(19,126)	—	—	$(19,126)
Mid-Cap Equity Index Fund	$(111,507)	—	—	$(111,507)

*            Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Fair Value Measurement Using Signficant Unobservable Inputs (Level 3)

for the Year Ended December 31, 2012

	Balance December 31, 2011	Change in Unrealized Gains (Losses)	Transfers Into Level 3 (a)	Transfers Out of Level 3 (b)	Balance December 31, 2012	Net Change in Unrealized Gains/(Losses) of Level 3 Assets Held as of December 31, 2012 Included in Statement of Operations
All America Fund - Active Common Stock	—	—	$810,576	$(810,576)	—	—
Small Cap Value Fund - Common Stock	—	—	$4,725,984	$(4,725,984)	—	—

(a)  Reflects transfers into Level 3 from Level 2 as a result of a security being carried at a calculated fair value due to the absence of recent trading activity in the security, as described in Security Valuation below.

(b) Reflects transfers into Level 2 as a result of a security no longer being carried at a calculated fair value due to a recent trade, as further described under Security Valuation below. Also reflects the transfer of common stock of NBH Holdings Co. from Level 3 to Level 1 as a result of the security commencing trading on a public exchange.  The market value of this security as of December 31, 2011 was $270,192 in the All America Fund and $1,575,328 in the Small Cap Value Fund, respectively.

During the year ended December 31, 2012, there were no transfers of securities between Level 1 and Level 2.

In May 2011, the FASB issued ASU No. 2011-04, “Fair Value Measurements (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU No. 2011-04”). ASU No. 2011-04 requires additional disclosures regarding fair value measurements in financial statements of interim and annual periods beginning after December 15, 2011. The discussion under Security Valuation, below, reflects these additional disclosures.

Security Valuation — Investment securities are carried at fair value as follows:

Exchange-traded equity securities are valued at the last sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer supplied valuations to derive a valuation.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price porvided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

The Advisor uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted.  Generally, absent any significant contrary indications, the last trade price will be used to calculate fair value.

Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gain and loss on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out (“FIFO”) basis.

Futures Contracts - The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized gain or loss on the contract is included in Net Unrealized Appreciation (Depreciation) of Investments in the Components of Net Assets section of the Statement of Assets and Liabilities.

Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized gains or losses are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statement of Operations.  When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statement of Operations, equal to the net variation margin received or paid over the period the contract was outstanding. The “Underlying Face Amount at Value” (appearing in the “Notes to the Summary Portfolios of Investments in Securities”), representing the aggregate of outstanding contractual amounts under futures contracts, reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Tax Information - The components of net unrealized appreciation (depreciation) of investments for Federal income tax purposes and the cost of investments for Federal income tax purposes at December 31, 2012 for each of the funds were as follows.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Unrealized Appreciation	$305,202,913	$49,848,619	$68,151,790	$45,013,158	$9,007,613
Unrealized Depreciation	(67,963,152)	(19,282,304)	(9,018,338)	(11,892,714)	(3,328,101)
Net	$237,239,761	$30,566,315	$59,133,452	$33,120,444	$5,679,512
Cost of Investments	$869,250,719	$225,019,816	$231,047,955	$238,959,596	$47,444,264

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Unrealized Appreciation	$135,724,570	$5,988,070	$24,976,539	$1,518,105	$1,569,552
Unrealized Depreciation	(36,606,606)	(1,703,855)	(4,272,189)	(5,884)	(123,861)
Net	$99,117,964	$4,284,215	$20,704,350	$1,512,221	$1,445,691
Cost of Investments	$510,073,284	$109,695,886	$148,314,633	$29,731,154	$20,007,032

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Unrealized Appreciation	$11,251,005	$18,573,460	$19,492,887	$17,537,770	$14,606,722
Unrealized Depreciation	(1,529,805)	(1,785,234)	(1,109,298)	(978,990)	(679,380)
Net	$9,721,200	$16,788,226	$18,383,589	$16,558,780	$13,927,342
Cost of Investments	$102,616,505	$152,243,068	$143,387,881	$116,714,556	$92,771,946

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Unrealized Appreciation	$13,277,493	$16,295,953	$37,172	$6,565,588	$32,056,967
Unrealized Depreciation	(458,222)	(506,961)	—	(583,176)	(7,520,615)
Net	$12,819,271	$15,788,992	$37,172	$5,982,412	$24,536,352
Cost of Investments	$81,172,363	$102,529,483	$2,080,019	$80,377,494	$200,668,838

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$28,931,727	$494	$22,274,497	$41,771,088
Unrealized Depreciation	(4,671,217)	(111)	(220,196)	(1,214,578)
Net	$24,260,510	$383	$22,054,301	$40,556,510
Cost of Investments	$162,656,646	$89,933,391	$362,680,635	$707,356,702

(b) Not applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.   EXHIBITS.

Attached hereto:

(a)	(1) Not applicable.

	(2) Exhibit 99.CERT	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.
(3) Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

	Exhibit 99.REPT	Report of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual of America Investment Corporation

By:	/s/ JOHN R. GREED
John R. Greed
Chairman,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JOHN R. GREED
John R. Greed
Chairman,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 7, 2013

By:	/s/ GEORGE L. MEDLIN
George L. Medlin
Executive Vice President,
Chief Financial Officer and Treasurer of
Mutual of America Investment Corporation

Date: March 7, 2013